UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.82% 9.86	–15.36% –10.44	–4.30% –3.22	5.36% 5.96	1.71% 1.71
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.07 10.13	–15.09 –10.15	–4.08 –2.98	5.49 6.08	1.46 1.46
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.54 9.54	–15.46 –11.10	–4.27 –3.97	5.15 5.15	2.46 2.46
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.54 9.54	–11.97 –11.10	–3.95 –3.95	5.16 5.16	2.46 2.46
Class I Shares[4]	No Sales Charge		10.22	–9.96	–2.68	6.50	1.21
Class R1 Shares[4]	No Sales Charge		10.26	–10.04	–2.76	6.37	1.31
Class R2 Shares[4]	No Sales Charge		10.08	–10.23	–3.01	6.14	1.55
Class R3 Shares[5]	No Sales Charge		9.96	–10.47	–3.24	5.79	1.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 6.06% for Class A, 5.13% for Class B, 5.14% for Class C, 6.49% for Class I, 6.34% for Class R1, and 6.12% for Class R2 for the ten-year period ended April 30, 2012. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[6]	2.44%	–12.82%	–4.72%	5.42%
Average Lipper International Multi-Cap Core Fund[7]	4.24	–12.33	–3.53	5.96

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,098.60	$9.29	$1,016.00	$8.92

Class A Shares	$1,000.00	$1,101.30	$7.63	$1,017.60	$7.32

Class B Shares	$1,000.00	$1,095.40	$13.18	$1,012.30	$12.66

Class C Shares	$1,000.00	$1,095.40	$13.18	$1,012.30	$12.66

Class I Shares	$1,000.00	$1,102.20	$6.32	$1,018.80	$6.07

Class R1 Shares	$1,000.00	$1,102.60	$6.85	$1,018.30	$6.57

Class R2 Shares	$1,000.00	$1,100.80	$8.15	$1,017.10	$7.82

Class R3 Shares	$1,000.00	$1,099.60	$9.45	$1,015.90	$9.07

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.78% for Investor Class, 1.46% for Class A, 2.53% for Class B and Class C, 1.21% for Class I, 1.31% for Class R1, 1.56% for Class R2 and 1.81% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR

2.	Grifols S.A.

3.	Svenska Handelsbanken AB Class A

4.	SABMiller PLC

5.	Adidas A.G.
6.	Intertek Group PLC

7.	Li & Fung, Ltd.

8.	Fresenius Medical Care A.G. & Co. KGaA

9.	Daito Trust Construction Co., Ltd.

10.	Essilor International S.A.

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Ramos, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay International Equity Fund returned 9.86% for Investor Class shares, 10.13% for Class A shares and 9.54% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 10.22%, Class R1 shares returned 10.26%, Class R2 shares returned 10.08%, and Class R3 shares returned 9.96%. All share classes outperformed the 4.24% return of the average Lipper1 international multi-cap core fund and the 2.44% return of the MSCI EAFE® Index2 for the six months ended April 30, 2012. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek to provide long-term growth of capital.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the MSCI EAFE® Index primarily because of positive contributions from stock selection. Country allocation—and to a lesser extent, sector allocation—also benefited the Fund’s performance relative to its benchmark.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

The three strongest contributing sectors to the Fund’s per-formance relative to the MSCI EAFE® Index were health care, industrials and financials. (Contributions take weightings and total returns into account.) In health care, the Fund benefited from an overweight position and strong stock selection. Strong stock selection in financials also strengthened the Fund’s relative results. The only sectors that detracted from the Fund’s relative performance were consumer staples and information technology. Weak stock selection in consumer staples hurt relative performance, as did an overweight position in information technology, a sector that underperformed relative to the MSCI EAFE® Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The three stocks that made the strongest contributions to the Fund’s absolute performance were Spanish plasma therapeutics producer Grifols; U.K.-listed testing, inspection and certification group Intertek; and U.K.-listed environmental technologies company Johnson Matthey. All three companies benefited from stronger-than-expected demand for their products and services. Grifols also benefited from synergies realized following its acquisition of industry peer Talecris.

The holdings that detracted the most from the Fund’s absolute performance were Chinese pork processor China Yurun, U.K.-listed alternative asset manager Man Group PLC and specialty pharmaceutical manufacturer Ipsen. All three suffered price declines during the reporting period. China Yurun felt the effects of ongoing food safety concerns in China, Man Group suffered from the poor performance of its largest fund, and Ipsen was hurt when reimbursements for its primary care products in France were cut. Because we believed that the poor performance of Man Group’s AHL Fund was likely to have an ongoing impact on revenues and profits, the stock was sold during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated a position in U.K.-listed temporary power provider Aggreko, which is likely to benefit from ongoing electricity shortages in emerging markets and the aging of existing infrastructure in developed markets. The Fund also initiated a position in industrial gas provider Linde, which we believe will benefit from manufacturers’ increased outsourcing of industrial gas production. The company may also benefit from increased demand driven by tougher regulations and from the growth of renewable energy sources.

During the reporting period, the Fund exited positions in U.K. alternative asset manager Man Group PLC and Chinese oil and gas producer CNOOC. We sold Man Group on disappointing performance from the firm’s largest and most profitable fund unit, as described above. We sold CNOOC on concerns that a slowdown in the Chinese economy could have a significant impact on local oil demand and on oil prices.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI EAFE® Index.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its weightings relative to the MSCI EAFE® Index in the consumer discretionary and materials sectors, although the Fund remained underweight in materials. The Fund decreased its relative weightings in the financials and energy sectors. In financials, the Fund shifted from an overweight position to an underweight position. In energy, the Fund maintained an underweight position.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund maintained overweight positions in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the telecommunications, financials and energy sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 97.9%†
Australia 3.1%
Computershare, Ltd. (IT Services)	1,165,663	$10,214,471

Bermuda 2.0%
Genpact, Ltd. (IT Services) (a)	396,566	6,614,721

Brazil 1.5%
Cia Hering (Specialty Retail)	204,800	5,081,993

Canada 3.0%
IGM Financial, Inc. (Capital Markets)	140,800	6,606,347
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)	61,900	3,572,949

		10,179,296

China 3.2%
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	1,131,200	5,022,760
China Yurun Food Group, Ltd. (Food Products)	4,481,000	5,735,061

		10,757,821

Czech Republic 1.5%
Komercni Banka A.S. (Commercial Banks)	27,589	5,073,270

Denmark 5.8%
Coloplast A/S Class B (Health Care Equipment & Supplies)	51,964	9,615,772
FLSmidth & Co. A/S (Construction & Engineering)	139,112	9,777,097

		19,392,869

France 4.2%
♦Essilor International S.A. (Health Care Equipment & Supplies)	120,859	10,645,142
Ipsen S.A. (Pharmaceuticals)	124,531	3,319,913

		13,965,055

Germany 12.6%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	151,216	12,610,374
Deutsche Boerse A.G. (Diversified Financial Services)	48,424	3,040,209
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	161,469	11,462,692
Linde A.G. (Chemicals)	48,197	8,249,131
United Internet A.G. (Internet Software & Services)	173,501	3,431,170
Wirecard A.G. (IT Services)	178,766	3,312,857

		42,106,433

	Shares	Value

Hong Kong 3.5%
♦Li & Fung, Ltd. (Distributors)	5,525,200	$11,821,428

Ireland 1.0%
ICON PLC, Sponsored ADR (Life Sciences Tools & Services) (a)(b)	156,796	3,477,735

Israel 7.0%
Check Point Software Technologies, Ltd. (Software) (a)	156,832	9,116,644
♦Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (b)	315,351	14,424,155

		23,540,799

Japan 6.4%
♦Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	124,700	11,261,110
Japan Tobacco, Inc. (Tobacco)	589	3,271,812
Sysmex Corp. (Health Care Equipment & Supplies)	172,100	6,962,463

		21,495,385

South Africa 1.3%
Clicks Group, Ltd. (Food & Staples Retailing)	695,233	4,183,910

Spain 4.3%
♦Grifols S.A. (Biotechnology) (a)	567,114	14,281,858

Sweden 7.3%
Modern Times Group AB Class B (Media)	216,331	10,518,348
♦Svenska Handelsbanken AB Class A (Commercial Banks)	429,999	13,933,879

		24,452,227

Switzerland 0.9%
Nestle S.A. Registered (Food Products)	46,930	2,874,795

Thailand 2.1%
Kasikornbank PCL (Commercial Banks)	1,315,400	6,972,689

United Kingdom 24.1%
Aggreko PLC (Commercial Services & Supplies)	281,505	10,283,793
Experian PLC (Professional Services)	478,757	7,556,078
♦Intertek Group PLC (Professional Services)	296,904	12,118,413
Johnson Matthey PLC (Chemicals)	240,961	9,049,025
Petrofac, Ltd. (Energy Equipment & Services)	272,993	7,686,749
♦SABMiller PLC (Beverages)	311,372	13,080,352
Shire PLC (Pharmaceuticals)	233,541	7,618,174
Standard Chartered PLC (Commercial Banks)	414,821	10,138,586

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Telecity Group PLC (Internet Software & Services) (a)	241,221	$3,159,223

		80,690,393

United States 3.1%
ResMed, Inc. (Health Care Equipment & Supplies) (a)	304,519	10,356,691

Total Common Stocks (Cost $290,428,898)		327,533,839

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
United States 0.9%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $2,969,266 (Collateralized by a United States Treasury Note with a rate of 3.375% and a maturity date of 6/30/13, with a Principal Amount of $2,895,000 and a Market Value of $3,033,442) (Capital Markets)	$2,969,265	2,969,265

Total Short-Term Investment (Cost $2,969,265)		2,969,265

Total Investments (Cost $293,398,163) (c)	98.8%	330,503,104
Other Assets, Less Liabilities	1.2	4,081,098
Net Assets	100.0%	$334,584,202

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of April 30, 2012, cost is $293,598,350 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$41,672,153
Gross unrealized depreciation	(4,767,399)

Net unrealized appreciation	$36,904,754

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$327,533,839	$—	$—	$327,533,839
Short-Term Investment
Repurchase Agreement	—	2,969,265	—	2,969,265

Total Investments in Securities	$327,533,839	$2,969,265	$—	$330,503,104

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of April 30, 2012, foreign securities with a total value of $236,105,830 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification

	Value	Percent †
Beverages	$13,080,352	3.9%
Biotechnology	14,281,858	4.3
Capital Markets	9,575,612	2.9
Chemicals	17,298,156	5.2
Commercial Banks	36,118,424	10.8
Commercial Services & Supplies	10,283,793	3.1
Construction & Engineering	9,777,097	2.9
Distributors	11,821,428	3.5
Diversified Financial Services	3,040,209	0.9
Energy Equipment & Services	7,686,749	2.3
Food & Staples Retailing	4,183,910	1.2
Food Products	8,609,856	2.6
Health Care Equipment & Supplies	37,580,068	11.2
Health Care Providers & Services	11,462,692	3.4
Hotels, Restaurants & Leisure	3,572,949	1.1
Internet Software & Services	6,590,393	2.0
IT Services	20,142,049	6.0
Life Sciences Tools & Services	3,477,735	1.0
Media	10,518,348	3.1
Oil, Gas & Consumable Fuels	5,022,760	1.5
Pharmaceuticals	25,362,242	7.6
Professional Services	19,674,491	5.9
Real Estate Management & Development	11,261,110	3.4
Software	9,116,644	2.7
Specialty Retail	5,081,993	1.5
Textiles, Apparel & Luxury Goods	12,610,374	3.8
Tobacco	3,271,812	1.0

	330,503,104	98.8
Other Assets, Less Liabilities	4,081,098	1.2

Net Assets	$334,584,202	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $293,398,163)	$330,503,104
Cash denominated in foreign currencies (identified cost $3,868,443)	3,888,815
Receivables:
Dividends and interest	1,253,543
Fund shares sold	142,386
Other assets	58,535

Total assets	335,846,383

Liabilities
Payables:
Fund shares redeemed	501,204
Manager (See Note 3)	249,221
Foreign capital gains tax (See Note 2(B))	181,271
Transfer agent (See Note 3)	167,176
Shareholder communication	58,975
NYLIFE Distributors (See Note 3)	49,660
Professional fees	35,680
Custodian	15,949
Trustees	1,201
Accrued expenses	1,844

Total liabilities	1,262,181

Net assets	$334,584,202

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$290,753
Additional paid-in capital	426,792,349

427,083,102
Undistributed net investment income	719,066
Accumulated net realized gain (loss) on investments and foreign currency transactions	(130,262,125)
Net unrealized appreciation (depreciation) on investments (a)	36,923,670
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	120,489

Net assets	$334,584,202

Investor Class
Net assets applicable to outstanding shares	$35,705,528

Shares of beneficial interest outstanding	3,087,561

Net asset value per share outstanding	$11.56
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.23

Class A
Net assets applicable to outstanding shares	$65,307,071

Shares of beneficial interest outstanding	5,648,265

Net asset value per share outstanding	$11.56
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.23

Class B
Net assets applicable to outstanding shares	$18,806,087

Shares of beneficial interest outstanding	1,759,676

Net asset value and offering price per share outstanding	$10.69

Class C
Net assets applicable to outstanding shares	$12,333,296

Shares of beneficial interest outstanding	1,153,612

Net asset value and offering price per share outstanding	$10.69

Class I
Net assets applicable to outstanding shares	$181,645,686

Shares of beneficial interest outstanding	15,630,548

Net asset value and offering price per share outstanding	$11.62

Class R1
Net assets applicable to outstanding shares	$4,992,153

Shares of beneficial interest outstanding	432,270

Net asset value and offering price per share outstanding	$11.55

Class R2
Net assets applicable to outstanding shares	$13,742,460

Shares of beneficial interest outstanding	1,185,704

Net asset value and offering price per share outstanding	$11.59

Class R3
Net assets applicable to outstanding shares	$2,051,921

Shares of beneficial interest outstanding	177,690

Net asset value and offering price per share outstanding	$11.55

(a)	Net of foreign capital gains tax of $181,271.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,138,433
Interest	168

Total income	3,138,601

Expenses
Manager (See Note 3)	1,459,400
Transfer agent (See Note 3)	373,162
Distribution/Service—Investor Class (See Note 3)	42,756
Distribution/Service—Class A (See Note 3)	83,003
Distribution/Service—Class B (See Note 3)	94,945
Distribution/Service—Class C (See Note 3)	60,444
Distribution/Service—Class R2 (See Note 3)	15,546
Distribution/Service—Class R3 (See Note 3)	4,326
Shareholder communication	52,483
Registration	47,993
Custodian	38,530
Professional fees	37,327
Shareholder service (See Note 3)	9,443
Trustees	4,464
Miscellaneous	14,503

Total expenses	2,338,325

Net investment income (loss)	800,276

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(10,988,291)
Foreign currency transactions	35,272

Net realized gain (loss) on investments and foreign currency transactions	(10,953,019)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	39,604,093
Translation of other assets and liabilities in foreign currencies	50,312

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	39,654,405

Net realized and unrealized gain (loss) on investments and foreign currency transactions	28,701,386

Net increase (decrease) in net assets resulting from operations	$29,501,662

(a)	Dividends recorded net of foreign withholding taxes in the amount of $307,201.

(b)	Net of foreign capital gains tax of $181,271.

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$800,276	$9,127,922
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(10,953,019)	(31,844,705)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	39,654,405	(24,686,590)

Net increase (decrease) in net assets resulting from operations	29,501,662	(47,403,373)

Dividends to shareholders:
From net investment income:
Investor Class	(893,909)	(1,105,464)
Class A	(1,933,319)	(3,107,422)
Class B	(378,988)	(672,597)
Class C	(232,501)	(420,464)
Class I	(5,180,205)	(10,291,930)
Class R1	(142,357)	(195,343)
Class R2	(330,290)	(322,439)
Class R3	(39,158)	(25,620)

Total dividends to shareholders	(9,130,727)	(16,141,279)

Capital share transactions:
Net proceeds from sale of shares	47,935,861	90,448,988
Net asset value of shares issued to shareholders in reinvestment of dividends	8,641,401	14,107,001
Cost of shares redeemed	(86,328,838)	(282,849,754)

Increase (decrease) in net assets derived from capital share transactions	(29,751,576)	(178,293,765)

Net increase (decrease) in net assets	(9,380,641)	(241,838,417)

Net Assets
Beginning of period	343,964,843	585,803,260

End of period	$334,584,202	$343,964,843

Undistributed net investment income at end of period	$719,066	$9,049,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2012*		2011	2010		2009	2008
Net asset value at beginning of period	$10.81		$12.66	$12.24		$10.96	$14.70

Net investment income (loss) (a)	0.01		0.21	0.22	(b)	0.23	0.36
Net realized and unrealized gain (loss) on investments	1.02		(1.62)	0.44		1.73	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.09)	0.08		0.18	0.21

Total from investment operations	1.03		(1.50)	0.74		2.14	(3.74)

Less dividends:
From net investment income	(0.28)		(0.35)	(0.32)		(0.86)	—

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00	‡

Net asset value at end of period	$11.56		$10.81	$12.66		$12.24	$10.96

Total investment return (d)	9.86	%(e)	(12.19%)	6.11%		21.20%	(25.44	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17	%††	1.77%	1.82	%(b)	2.19%	3.91	% ††
Net expenses	1.78	%††	1.71%	1.75%		1.71%	1.70	% ††
Expenses (before waiver/reimbursement)	1.78	%††	1.71%	1.75%		1.86%	1.73	% ††
Portfolio turnover rate	25%		80%	54%		88%	82%
Net assets at end of period (in 000’s)	$35,706		$34,895	$39,843		$39,969	$35,429

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.82		$12.66	$12.24		$10.97	$18.09	$16.69

Net investment income (loss) (a)	0.03		0.26	0.25	(b)	0.26	0.41	0.22
Net realized and unrealized gain (loss) on investments	1.02		(1.63)	0.44		1.73	(6.10)	2.54
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.09)	0.08		0.18	0.30	(0.17)

Total from investment operations	1.05		(1.46)	0.77		2.17	(5.39)	2.59

Less dividends and distributions:
From net investment income	(0.31)		(0.38)	(0.35)		(0.90)	(0.05)	(0.07)
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.31)		(0.38)	(0.35)		(0.90)	(1.73)	(1.19)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.56		$10.82	$12.66		$12.24	$10.97	$18.09

Total investment return (d)	10.13	%(e)	(11.96%)	6.31%		21.57%	(32.67%)	16.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51	%††	2.11%	2.11	%(b)	2.40%	2.79%	1.25%
Net expenses	1.46	%††	1.46%	1.44%		1.39%	1.47%	1.58%
Expenses (before waiver/reimbursement)	1.46	%††	1.46%	1.44%		1.42%	1.47%	1.55%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$65,307		$72,699	$104,169		$117,023	$63,470	$186,738

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$9.95		$11.67	$11.33		$10.17	$16.99	$15.78

Net investment income (loss) (a)	(0.03)		0.11	0.12	(b)	0.14	0.28	0.09
Net realized and unrealized gain (loss) on investments	0.96		(1.49)	0.39		1.61	(5.70)	2.40
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.08)	0.07		0.16	0.28	(0.16)

Total from investment operations	0.93		(1.46)	0.58		1.91	(5.14)	2.33

Less dividends and distributions:
From net investment income	(0.19)		(0.26)	(0.24)		(0.75)	—	—
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.19)		(0.26)	(0.24)		(0.75)	(1.68)	(1.12)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$10.69		$9.95	$11.67		$11.33	$10.17	$16.99

Total investment return (d)	9.54	% (e)	(12.81%)	5.17%		20.31%	(33.36%)	15.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.61	%)††	1.02%	1.04	%(b)	1.41%	2.10%	0.52%
Net expenses	2.53	% ††	2.46%	2.50%		2.46%	2.40%	2.35%
Expenses (before waiver/reimbursement)	2.53	% ††	2.46%	2.50%		2.62%	2.42%	2.30%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$18,806		$20,509	$31,314		$36,397	$37,098	$76,081

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$9.96		$11.68	$11.32		$10.17	$16.98	$15.77

Net investment income (loss) (a)	(0.03)		0.12	0.12	(b)	0.13	0.29	0.09
Net realized and unrealized gain (loss) on investments	0.95		(1.50)	0.41		1.61	(5.69)	2.40
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.08)	0.07		0.16	0.27	(0.16)

Total from investment operations	0.92		(1.46)	0.60		1.90	(5.13)	2.33

Less dividends and distributions:
From net investment income	(0.19)		(0.26)	(0.24)		(0.75)	—	—
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.19)		(0.26)	(0.24)		(0.75)	(1.68)	(1.12)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$10.69		$9.96	$11.68		$11.32	$10.17	$16.98

Total investment return (d)	9.54	% (e)	(12.88%)	5.23%		20.32%	(33.32%)	15.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58	%)††	1.07%	1.09	%(b)	1.34%	2.12%	0.53%
Net expenses	2.53	% ††	2.46%	2.50%		2.46%	2.39%	2.33%
Expenses (before waiver/reimbursement)	2.53	% ††	2.46%	2.50%		2.60%	2.41%	2.30%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$12,333		$12,960	$19,242		$19,079	$10,976	$25,677

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.89		$12.75	$12.33		$11.05	$18.23	$16.79

Net investment income (loss) (a)	0.04		0.26	0.29	(b)	0.29	0.50	0.31
Net realized and unrealized gain (loss) on investments	1.03		(1.62)	0.43		1.75	(6.16)	2.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.09)	0.08		0.18	0.30	(0.16)

Total from investment operations	1.07		(1.45)	0.80		2.22	(5.36)	2.71

Less dividends and distributions:
From net investment income	(0.34)		(0.41)	(0.38)		(0.94)	(0.14)	(0.15)
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.34)		(0.41)	(0.38)		(0.94)	(1.82)	(1.27)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.62		$10.89	$12.75		$12.33	$11.05	$18.23

Total investment return (d)	10.22	%(e)	(11.73%)	6.61%		22.01%	(32.44%)	16.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78	%††	2.16%	2.40	%(b)	2.70%	3.48%	1.80%
Net expenses	1.21	%††	1.21%	1.18%		1.08%	1.03%	1.03%
Expenses (before waiver/reimbursement)	1.21	%††	1.21%	1.18%		1.17%	1.05%	1.02%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$181,646		$184,373	$373,332		$387,245	$371,975	$631,206

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

22	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.82		$12.67	$12.25		$10.98	$18.13	$16.71

Net investment income (loss) (a)	0.04		0.26	0.27	(b)	0.28	0.49	0.29
Net realized and unrealized gain (loss) on investments	1.02		(1.62)	0.44		1.74	(6.13)	2.55
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.09)	0.08		0.18	0.30	(0.16)

Total from investment operations	1.06		(1.45)	0.79		2.20	(5.34)	2.68

Less dividends and distributions:
From net investment income	(0.33)		(0.40)	(0.37)		(0.93)	(0.13)	(0.14)
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.33)		(0.40)	(0.37)		(0.93)	(1.81)	(1.26)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.55		$10.82	$12.67		$12.25	$10.98	$18.13

Total investment return (d)	10.26	%(e)	(11.89%)	6.58%		21.89%	(32.53%)	16.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66	%††	2.12%	2.30	%(b)	2.58%	3.40%	1.68%
Net expenses	1.31	%††	1.31%	1.29%		1.19%	1.13%	1.13%
Expenses (before waiver/reimbursement)	1.31	%††	1.31%	1.29%		1.27%	1.15%	1.12%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$4,992		$4,760	$6,225		$5,348	$2,755	$4,158

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.84		$12.69	$12.27		$10.99	$18.14	$16.72

Net investment income (loss) (a)	0.02		0.24	0.25	(b)	0.16	0.46	0.24
Net realized and unrealized gain (loss) on investments	1.02		(1.63)	0.43		1.82	(6.14)	2.57
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.09)	0.08		0.19	0.30	(0.16)

Total from investment operations	1.04		(1.48)	0.76		2.17	(5.38)	2.65

Less dividends and distributions:
From net investment income	(0.29)		(0.37)	(0.34)		(0.89)	(0.09)	(0.11)
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.29)		(0.37)	(0.34)		(0.89)	(1.77)	(1.23)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.59		$10.84	$12.69		$12.27	$10.99	$18.14

Total investment return (d)	10.08	%(e)	(12.09%)	6.32%		21.53%	(32.63%)	16.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43	%††	2.02%	2.09	%(b)	1.39%	3.24%	1.38%
Net expenses	1.56	%††	1.55%	1.54%		1.50%	1.38%	1.38%
Expenses (before waiver/reimbursement)	1.56	%††	1.55%	1.54%		1.54%	1.40%	1.37%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$13,742		$12,176	$10,942		$7,826	$274	$358

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

24	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.79		$12.64	$12.24		$10.95	$18.10	$16.70

Net investment income (loss) (a)	0.01		0.24	0.24	(b)	0.26	0.42	0.13
Net realized and unrealized gain (loss) on investments	1.02		(1.65)	0.41		1.72	(6.13)	2.64
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.09)	0.07		0.17	0.30	(0.17)

Total from investment operations	1.03		(1.50)	0.72		2.15	(5.41)	2.60

Less dividends and distributions:
From net investment income	(0.27)		(0.35)	(0.32)		(0.86)	(0.06)	(0.08)
From net realized gain on investments	—		—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.27)		(0.35)	(0.32)		(0.86)	(1.74)	(1.20)

Redemption fee (a)(c)	—		—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.55		$10.79	$12.64		$12.24	$10.95	$18.10

Total investment return (d)	9.96	%(e)	(12.28%)	5.99%		21.31%	(32.86%)	16.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19	%††	1.98%	2.00	%(b)	2.45%	2.93%	0.76%
Net expenses	1.81	%††	1.80%	1.79%		1.69%	1.63%	1.63%
Expenses (before waiver/reimbursement)	1.81	%††	1.80%	1.79%		1.77%	1.65%	1.62%
Portfolio turnover rate	25%		80%	54%		88%	82%	49%
Net assets at end of period (in 000’s)	$2,052		$1,592	$737		$322	$37	$57

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Prior to February 28, 2012, the investment objective of the Fund was to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income was a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

26	MainStay International Equity Fund

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the period ended April 30, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Purchased and Written Options.  The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. As of April 30, 2012, the Fund did not hold any purchased or written options.

(I)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

28	MainStay International Equity Fund

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights or warrants.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. As of April 30, 2012, the Fund did not hold any futures contracts.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the

Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2012, the Fund did not hold any foreign currency forward contracts.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(N)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the

Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.92% for the six-month period ended April 30, 2012, inclusive of the effective fund accounting services rate of 0.02% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,459,400.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor.

30	MainStay International Equity Fund

Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Class R1	$2,359
Class R2	6,219
Class R3	865

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,908 and $3,934, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $26, $635, $15,899 and $1,417, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$84,262
Class A	55,882
Class B	46,807
Class C	29,789
Class I	140,564
Class R1	3,966
Class R2	10,442
Class R3	1,450

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$235	0.0	%‡
Class C	146	0.0	‡
Class I	56,905,723	31.3
Class R1	1,544	0.0	‡
Class R2	1,518	0.0	‡
Class R3	10,603	0.5

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $119,143,681 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016 2017 2019	$29,857 53,694 35,593
Total	$119,144

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$16,141,279

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	112,805	USD	115,800	USD	117,537
Brazilian Real (a)	BRL	(1)		(1)		(1)
Canadian Dollar	CAD	892,184		901,289		903,157
Danish Krone	DKK	860,513		151,342		153,111
Euro	EUR	236		310		312
Hong Kong Dollar	HKD	3,367,607		433,755		434,045
Japanese Yen	JPY	2,264,479		27,871		28,363
Pound Sterling	GBP	1,124,473		1,814,516		1,824,907
Singapore Dollar	SGD	32,658		25,904		26,391
Swedish Krona	SEK	1,737,174		255,553		258,458
Swiss Franc	CHF	59,484		65,442		65,536
Thailand Baht	THB	2,367,720		76,662		76,999
Total			USD	3,868,443	USD	3,888,815

(a)	Currency was overdrawn as of April 30, 2012.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $79,940 and $116,117, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	124,203	$1,338,118
Shares issued to shareholders in reinvestment of dividends	86,346	887,648
Shares redeemed	(340,053)	(3,676,266)

Net increase (decrease) in shares outstanding before conversion	(129,504)	(1,450,500)
Shares converted into Investor Class (See Note 1)	121,204	1,288,726
Shares converted from Investor Class (See Note 1)	(131,888)	(1,455,209)

Net increase (decrease)	(140,188)	$(1,616,983)

Year ended October 31, 2011:
Shares sold	255,410	$3,104,372
Shares issued to shareholders in reinvestment of dividends	88,910	1,098,040
Shares redeemed	(549,047)	(6,635,729)

Net increase (decrease) in shares outstanding before conversion	(204,727)	(2,433,317)
Shares converted into Investor Class (See Note 1)	373,694	4,153,993
Shares converted from Investor Class (See Note 1)	(89,414)	(1,099,827)

Net increase (decrease)	79,553	$620,849

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	427,807	$4,630,091
Shares issued to shareholders in reinvestment of dividends	167,450	1,719,726
Shares redeemed	(1,874,997)	(20,185,357)

Net increase (decrease) in shares outstanding before conversion	(1,279,740)	(13,835,540)
Shares converted into Class A (See Note 1)	211,512	2,294,581
Shares converted from Class A (See Note 1)	(4,383)	(50,714)

Net increase (decrease)	(1,072,611)	$(11,591,673)

Year ended October 31, 2011:
Shares sold	1,961,197	$24,241,634
Shares issued to shareholders in reinvestment of dividends	215,220	2,653,664
Shares redeemed	(3,688,192)	(43,375,045)

Net increase (decrease) in shares outstanding before conversion	(1,511,775)	(16,479,747)
Shares converted into Class A (See Note 1)	201,074	2,412,655
Shares converted from Class A (See Note 1)	(193,869)	(1,973,995)

Net increase (decrease)	(1,504,570)	$(16,041,087)

32	MainStay International Equity Fund

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	83,680	$827,554
Shares issued to shareholders in reinvestment of dividends	37,761	359,857
Shares redeemed	(210,845)	(2,097,628)

Net increase (decrease) in shares outstanding before conversion	(89,404)	(910,217)
Shares converted from Class B (See Note 1)	(211,652)	(2,077,384)

Net increase (decrease)	(301,056)	$(2,987,601)

Year ended October 31, 2011:
Shares sold	215,858	$2,445,662
Shares issued to shareholders in reinvestment of dividends	55,069	629,984
Shares redeemed	(577,541)	(6,436,816)

Net increase (decrease) in shares outstanding before conversion	(306,614)	(3,361,170)
Shares converted from Class B (See Note 1)	(314,841)	(3,492,826)

Net increase (decrease)	(621,455)	$(6,853,996)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	47,777	$474,856
Shares issued to shareholders in reinvestment of dividends	17,749	169,161
Shares redeemed	(213,651)	(2,115,024)

Net increase (decrease)	(148,125)	$(1,471,007)

Year ended October 31, 2011:
Shares sold	215,489	$2,484,165
Shares issued to shareholders in reinvestment of dividends	26,446	302,804
Shares redeemed	(588,079)	(6,641,709)

Net increase (decrease)	(346,144)	$(3,854,740)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,507,776	$38,172,729
Shares issued to shareholders in reinvestment of dividends	488,524	5,036,688
Shares redeemed	(5,292,297)	(56,165,684)

Net increase (decrease)	(1,295,997)	$(12,956,267)

Year ended October 31, 2011:
Shares sold	3,952,695	$48,215,141
Shares issued to shareholders in reinvestment of dividends	721,480	8,939,145
Shares redeemed	(17,027,206)	(212,987,403)

Net increase (decrease)	(12,353,031)	$(155,833,117)

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	20,871	$218,718
Shares issued to shareholders in reinvestment of dividends	13,609	139,492
Shares redeemed	(42,152)	(453,520)

Net increase (decrease)	(7,672)	$(95,310)

Year ended October 31, 2011:
Shares sold	154,670	$1,841,336
Shares issued to shareholders in reinvestment of dividends	15,410	189,846
Shares redeemed	(221,660)	(2,788,670)

Net increase (decrease)	(51,580)	$(757,488)

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	141,774	$1,525,227
Shares issued to shareholders in reinvestment of dividends	28,123	289,671
Shares redeemed	(107,860)	(1,163,671)

Net increase (decrease)	62,037	$651,227

Year ended October 31, 2011:
Shares sold	532,831	$6,566,352
Shares issued to shareholders in reinvestment of dividends	21,675	267,898
Shares redeemed	(293,374)	(3,497,639)

Net increase (decrease)	261,132	$3,336,611

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	69,666	$748,568
Shares issued to shareholders in reinvestment of dividends	3,813	39,158
Shares redeemed	(43,428)	(471,688)

Net increase (decrease)	30,051	$316,038

Year ended October 31, 2011:
Shares sold	126,679	$1,550,326
Shares issued to shareholders in reinvestment of dividends	2,078	25,620
Shares redeemed	(39,423)	(486,743)

Net increase (decrease)	89,334	$1,089,203

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MSI in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MSI. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments and MSI to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MSI from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MSI and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing

34	MainStay International Equity Fund

investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MSI had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by

New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MSI to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

36	MainStay International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	37

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26466 MS119-12	MSIE10-06/12 NL010

MainStay Flexible Bond Opportunities Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This Page Intentionally Left Blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.55 5.29%	–0.94 3.73%	4.99 5.96%	6.47 6.97%	1.42 1.42%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.80 5.55	–0.61 4.07	5.15 6.13	6.56 7.05	1.22 1.22
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.04 4.96	–1.94 2.99	4.85 5.18	6.16 6.16	2.16 2.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.08 5.08	2.01 3.00	5.18 5.18	6.16 6.16	2.19 2.19
Class I Shares[4]	No Sales Charge		5.56	4.21	6.43	7.36	1.02

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	2.44%	7.54%	6.37%	5.71%
Average Lipper Multi-Sector Income Fund[6]	4.80	4.32	6.00	7.17

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Flexible Bond Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Flexible Bond Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses

Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,052.90	$7.71	$1,017.40	$7.57

Class A Shares	$1,000.00	$1,055.50	$6.75	$1,018.30	$6.62

Class B Shares	$1,000.00	$1,049.60	$11.52	$1,013.60	$11.31

Class C Shares	$1,000.00	$1,050.80	$11.52	$1,013.60	$11.31

Class I Shares	$1,000.00	$1,055.60	$5.42	$1,019.60	$5.32

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.51% for Investor Class, 1.32% for Class A, 2.26% for Class B and Class C and 1.06% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	Bank of America Corp., 5.625%–7.625%, due 7/1/20
2.	Caesars Entertainment Operating Co., Inc., 4.489%–10.00%, due 1/26/18–12/15/18
3.	Portugal Obrigacoes do Tesouro OT, 4.95%, due 10/25/23
4.	HCA, Inc., 6.50%, due 2/15/16
5.	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16
6.	First Data Corp., 7.375%–8.875%, due 6/15/19–8/15/20
7.	Reynolds Group Issuer, Inc., 7.75%–9.875%, due 10/15/16–8/15/19
8.	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.25%–9.625%, due 3/15/18–1/15/19
9.	EGG Banking PLC, 7.50%, due 5/29/49
10.	Novelis, Inc., 4.00%–8.75%, due 3/10/17–12/15/20

8	MainStay Flexible Bond Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Flexible Bond Opportunities Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Flexible Bond Opportunities Fund returned 5.29% for Investor Class shares, 5.55% for Class A shares, 4.96% for Class B shares and 5.08% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 5.56%. All share classes outperformed the 4.80% return of the average Lipper1 multi-sector income fund and the 2.44% return of the Barclays U.S. Aggregate Bond Index2 for the six months ended April 30, 2012. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread3 products, specifically high-yield corporate bonds. Assets with higher risk profiles provided strong results during the reporting period, largely in response to accommodative monetary policies at many of the world’s central banks, including the European Central Bank’s Long Term Refinancing Operation, which helped recapitalize the European banking system. A stronger appetite for risk benefited the Fund’s overweight positions in high-yield corporate bonds and convertible bonds.

Lower-risk assets such as U.S. Treasury securities and agency mortgages underperformed the Barclays U.S. Aggregate Bond Index. As investors sought incremental yield and return, the Fund’s underweight positions in those asset classes helped the Fund’s performance relative to the benchmark. High-yield corporate bonds made up the Fund’s largest overweight position in relation to the Barclay’s U.S. Aggregate Bond Index. (The Index consists entirely of investment-grade bonds.) Within high-yield corporate bonds, holdings in sectors that are more cyclical—such as financials, gaming and housing—were among the Fund’s strongest performers.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of the Fund’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the portfolio from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep the Fund’s duration shorter than that of the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, there were many macro factors to consider, and the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the Fund’s positioning. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, coupled with improving economic data, to be positives for spread products such as high-yield corporate bonds. For this reason, we maintained a risk profile that was higher than that of the Fund’s benchmark.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread products. The low interest-rate environment sparked healthy demand for higher-yielding securities. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt, and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were particu-larly weak?

Our positioning in higher-beta5 securities such as high-yield corporate bonds and convertible securities was the driving force behind the Fund’s outperformance of the Barclays U.S. Aggre-gate Bond Index. Within high-yield corporate bonds, the Fund’s financials and gaming securities were the best performers.

Unfortunately, not all of the Fund’s high-yield securities were strong performers. Within the high-yield asset class, utilities and coal producers were among the Fund’s weakest performers. Coal came under pressure when the winter months were unseasonably mild.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	9

With an overweight position in high-yield corporate bonds came an underweight position in U.S. Treasurys and agency mortgages. The Fund’s underweight positions in these sectors contributed to the Fund’s relative performance as investors continued their search for higher-yielding assets and were will-ing to increase risk to achieve it. Although the Fund had an underweight position in investment-grade corporate bonds (largely because of its substantially overweight position in non-investment-grade bonds), our credit selection contributed positively to the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

There were no significant purchases or sales of individual securities during the reporting period. We did, however, increase the Fund’s exposure to a short position in U.S. Treasury futures to shorten the Fund’s duration.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period we did not materially change the Fund’s sector positioning. We maintained over half of the

Fund’s assets in high-yield corporate bonds, as we believed that the low interest-rate environment would continue to stimulate healthy demand for these securities. We also believed that improving credit fundamentals would support spread narrowing for corporate debt.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund’s most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index was high-yield corporate bonds. The Fund also held overweight positions in bank debt and convertible securities. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. As of April 30, 2012, the Fund had a neutral position in relation to the Barclays U.S. Aggregate Bond Index in asset-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Flexible Bond Opportunities Fund

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.0%† Asset-Backed Securities 3.0%
Airlines 0.5%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22	$789,323	$718,284
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	110,704	114,578
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	370,118	392,325
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	680,432	777,394

		2,002,581

Home Equity 1.9%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.299%, due 10/25/36 (a)(b)	732,696	479,314
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	13,971	14,026
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.309%, due 5/25/37 (a)(b)	495,162	403,662
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.299%, due 4/25/37 (a)(b)	219,687	204,042
First NLC Trust Series 2007-1, Class A1 0.309%, due 8/25/37 (a)(b)(c)	496,546	153,632
GSAA Home Equity Trust Series 2006-14, Class A1 0.289%, due 9/25/36 (a)(b)	1,066,193	440,886
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.369%, due 4/25/37 (a)(b)	335,842	228,012
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.339%, due 4/25/37 (a)(b)	653,371	481,978
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.339%, due 3/25/47 (a)(b)	403,334	274,936
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.289%, due 11/25/36 (a)(b)	133,662	44,224

	Principal Amount	Value

Home Equity (continued)
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.349%, due 3/25/37 (a)(b)	$990,584	$543,374
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.339%, due 9/25/36 (a)(b)	777,070	639,039
Series 2006-HE8, Class A2B 0.339%, due 10/25/36 (a)(b)	296,205	174,341
Series 2007-HE4, Class A2A 0.349%, due 2/25/37 (a)(b)	135,221	121,622
Series 2007-NC2, Class A2FP 0.389%, due 2/25/37 (a)(b)	531,324	284,191
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)	919,986	421,399
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.329%, due 5/25/37 (a)(b)	590,150	206,667
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.319%, due 6/25/37 (a)(b)	903,080	743,399
Series 2006-EQ2, Class A2 0.349%, due 1/25/37 (a)(b)	455,914	234,529
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.349%, due 9/25/37 (a)(b)	1,903,328	1,478,718

		7,571,991

Student Loans 0.6%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.811%, due 5/25/29 (a)	2,774,215	2,531,871

Total Asset-Backed Securities (Cost $13,654,903)		12,106,443

Convertible Bonds 4.8%
Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (c)	323,000	303,620

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	266,000	396,340

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	855,000	679,725

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Banks 0.1%
JPMorgan Chase & Co. 1.50%, due 6/25/15 (c)	$129,375	$177,283

Biotechnology 0.2%
Amgen, Inc. 0.375%, due 2/1/13	182,000	187,915
Gilead Sciences, Inc. 1.00%, due 5/1/14	532,000	675,640

		863,555

Coal 0.2%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	308,000	282,590
Peabody Energy Corp. 4.75%, due 12/15/66	565,000	541,694

		824,284

Computers 0.4%
EMC Corp. 1.75%, due 12/1/13	411,000	732,608
Mentor Graphics Corp. 4.00%, due 4/1/31	331,000	354,170
NetApp, Inc. 1.75%, due 6/1/13	196,000	254,555
SanDisk Corp. 1.50%, due 8/15/17	245,000	255,106

		1,596,439

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	355,000	872,413

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	541,000	569,403

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	470,000	519,938

Environmental Controls 0.3%
Covanta Holding Corp. 3.25%, due 6/1/14	1,080,000	1,227,150

Food 0.0%‡
Spartan Stores, Inc. 3.375%, due 5/15/27 (c)	118,000	115,197
3.375%, due 5/15/27	11,000	10,739

		125,936

	Principal Amount	Value

Health Care—Products 0.2%
Teleflex, Inc. 3.875%, due 8/1/17	$788,000	$936,735

Internet 0.2%
At Home Corp. 4.75%, due 12/31/49 (d)(e)(f)(g)	504,238	50
Symantec Corp. Series B 1.00%, due 6/15/13	499,000	533,306
VeriSign, Inc. 3.25%, due 8/15/37	245,000	328,606

		861,962

Iron & Steel 0.4%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	730,000	924,362
ArcelorMittal 5.00%, due 5/15/14	398,000	421,880
Steel Dynamics, Inc. 5.125%, due 6/15/14	36,000	39,060
United States Steel Corp. 4.00%, due 5/15/14	190,000	220,400

		1,605,702

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	317,000	336,416

Media 0.1%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	250,000	211,250

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	76,000	123,595

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	484,000	765,325

Oil & Gas 0.2%
SM Energy Co. 3.84%, due 4/1/27	589,000	716,371
Transocean, Inc. Series C 1.50%, due 12/15/37	126,000	125,370

		841,741

Pharmaceuticals 0.3%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	187,000	338,937

12	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Pharmaceuticals (continued)
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (c)	$143,000	$146,039
2.75%, due 5/15/15	238,000	305,235
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	456,000	497,040

		1,287,251

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	454,000	532,883

Semiconductors 0.3%
Microchip Technology, Inc. 2.125%, due 12/15/37	277,000	365,640
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	399,000	451,369
2.625%, due 12/15/26	142,000	153,892
Xilinx, Inc. 2.625%, due 6/15/17	133,000	179,051

		1,149,952

Software 0.1%
Microsoft Corp. (zero coupon), due 6/15/13 (c)	131,000	143,445
SYNNEX Corp. 4.00%, due 5/15/18	277,000	378,451

		521,896

Telecommunications 0.6%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	430,000	426,775
Anixter International, Inc. 1.00%, due 2/15/13	509,000	612,709
Ciena Corp. 4.00%, due 3/15/15 (c)	243,000	265,478
Leap Wireless International, Inc. 4.50%, due 7/15/14	5,000	4,706
SBA Communications Corp.
1.875%, due 5/1/13	419,000	552,032
4.00%, due 10/1/14	318,000	583,927

		2,445,627

Total Convertible Bonds (Cost $20,725,635)		19,776,421

Corporate Bonds 63.2%
Aerospace & Defense 1.4%
BE Aerospace, Inc. 6.875%, due 10/1/20 (h)	1,180,000	1,306,850

	Principal Amount	Value

Aerospace & Defense (continued)
Ducommun, Inc. 9.75%, due 7/15/18	$1,900,000	$2,009,250
TransDigm, Inc. 7.75%, due 12/15/18	815,000	888,350
Triumph Group, Inc. 8.625%, due 7/15/18	1,305,000	1,451,812

		5,656,262

Airlines 1.8%
Continental Airlines, Inc.
7.875%, due 1/2/20	577,380	577,380
9.798%, due 4/1/21	730,339	781,463
Delta Air Lines, Inc.
Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,517,389	1,602,743
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	403,779	437,090
Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17 (c)	612,000	615,060
12.25%, due 3/15/15 (c)	489,000	531,787
U.S. Airways, Inc. Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	2,170,000	2,174,996
United Air Lines, Inc. 9.875%, due 8/1/13 (c)	750,000	783,750

		7,504,269

Auto Manufacturers 0.7%
Ford Motor Co. 6.625%, due 10/1/28	229,000	260,371
General Motors Corp. (Escrow Shares) 8.375%, due 7/15/33 (f)(g)(i)	11,365,000	116,609
Navistar International Corp. 8.25%, due 11/1/21	2,156,000	2,328,480

		2,705,460

Auto Parts & Equipment 0.7%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	1,000,000	1,000,000
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	1,646,000	1,831,175

		2,831,175

Banks 3.4%
AgriBank FCB 9.125%, due 7/15/19	500,000	642,421
♦Bank of America Corp.
5.625%, due 7/1/20	3,590,000	3,710,638
7.625%, due 6/1/19	420,000	484,072
CIT Group, Inc.
7.00%, due 5/2/16 (c)	333,000	333,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
CIT Group, Inc. (continued)
7.00%, due 5/2/17 (c)	$2,022,000	$2,027,055
Discover Bank / Greenwood 7.00%, due 4/15/20	2,445,000	2,843,450
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)(h)	2,200,000	2,410,408
Whitney National Bank 5.875%, due 4/1/17	1,450,000	1,537,500

		13,989,377

Biotechnology 0.6%
Life Technologies Corp. 5.00%, due 1/15/21	2,050,000	2,268,282

Building Materials 1.6%
Associated Materials LLC 9.125%, due 11/1/17	1,223,000	1,100,700
Boise Cascade LLC 7.125%, due 10/15/14	1,304,000	1,304,000
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,433,753
Texas Industries, Inc. 9.25%, due 8/15/20	840,000	819,000
USG Corp. 6.30%, due 11/15/16	615,000	587,325
9.75%, due 1/15/18	363,000	371,167

		6,615,945

Chemicals 2.1%
Chevron Phillips Chemical Co. LLC 8.25%, due 6/15/19 (c)	1,426,000	1,911,693
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,084,000	1,437,392
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	1,223,000	1,281,092
Huntsman International LLC
5.50%, due 6/30/16	713,000	713,891
8.625%, due 3/15/21	1,325,000	1,512,156
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	815,000	704,975
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (c)	1,019,000	871,245

		8,432,444

Coal 1.8%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	1,560,000	1,458,600
Arch Coal, Inc. 7.25%, due 10/1/20	2,880,000	2,577,600

	Principal Amount	Value

Coal (continued)
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (h)	$2,162,000	$2,183,620
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,135,187

		7,355,007

Commercial Services 4.2%
Aramark Corp. 8.50%, due 2/1/15	734,000	752,357
Aramark Holdings Corp. 8.625%, due 5/1/16 (c)(j)	2,900,000	2,968,904
♦Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	1,223,000	1,281,093
9.625%, due 3/15/18	2,375,000	2,588,750
Ford Holdings LLC 9.30%, due 3/1/30	127,000	168,275
Geo Group, Inc. (The) 6.625%, due 2/15/21	1,223,000	1,290,265
Hertz Corp. (The) 7.375%, due 1/15/21	1,630,000	1,752,250
Iron Mountain, Inc. 7.75%, due 10/1/19	431,000	469,790
8.375%, due 8/15/21	1,293,000	1,409,370
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50%, due 8/1/49 (f)(g)(i)	5,000	80
9.75%, due 1/15/49 (c)(f)(g)(i)	160,000	2,560
Stewart Enterprises, Inc. 6.50%, due 4/15/19	2,030,000	2,121,350
United Rentals North America, Inc.
8.375%, due 9/15/20	1,849,000	1,946,072
9.25%, due 12/15/19	519,000	578,685

		17,329,801

Computers 0.2%
SunGard Data Systems, Inc. 10.25%, due 8/15/15	572,000	592,735

Diversified Financial Services 0.6%
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€1,223,000	1,366,339
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£815,000	1,243,304

		2,609,643

Electric 1.6%
CMS Energy Corp.
5.05%, due 3/15/22	$369,000	375,606

14	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
CMS Energy Corp. (continued)
6.25%, due 2/1/20	$98,000	$107,991
8.75%, due 6/15/19	533,000	654,458
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	1,724,000	1,902,865
Great Plains Energy, Inc. 4.85%, due 6/1/21	750,000	810,262
NRG Energy, Inc. 8.50%, due 6/15/19	1,970,000	2,009,400
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	833,280	860,403

		6,720,985

Entertainment 0.4%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	882,000	879,795
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (c)	815,000	700,900
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (f)(g)	39,978	27,986

		1,608,681

Environmental Controls 0.1%
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18 (h)	550,000	570,625

Finance—Auto Loans 1.0%
♦Ford Motor Credit Co. LLC 8.00%, due 12/15/16	3,500,000	4,180,684

Finance—Commercial 0.3%
Textron Financial Corp. 6.00%, due 2/15/67 (a)(c)	1,580,000	1,185,000

Finance—Consumer Loans 1.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(h)	2,425,000	2,231,000
SLM Corp.
4.75%, due 3/17/14	€815,000	1,062,410
6.25%, due 1/25/16	$408,000	420,240
8.00%, due 3/25/20	408,000	433,500

		4,147,150

Finance—Credit Card 1.3%
American Express Co. 6.80%, due 9/1/66 (a)(h)	2,139,000	2,184,988
Capital One Capital III 7.686%, due 8/1/66	3,097,000	3,124,099

		5,309,087

	Principal Amount	Value

Finance—Other Services 0.9%
Hexion U.S. Finance Corp. 6.625%, due 4/15/20 (c)	$1,302,000	$1,360,590
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16 (h)	2,180,000	2,294,450

		3,655,040

Food 1.8%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	1,442,000	1,460,025
Kraft Foods, Inc. 6.50%, due 8/11/17	1,600,000	1,941,448
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (c)	1,240,000	1,320,600
Smithfield Foods, Inc. 7.75%, due 7/1/17	2,206,000	2,476,235

		7,198,308

Forest Products & Paper 1.5%
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, due 11/1/17	1,306,000	1,452,925
Domtar Corp. 10.75%, due 6/1/17	734,000	945,025
International Paper Co. 7.30%, due 11/15/39	693,000	857,486
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	2,152,732
Monaco SpinCo Inc 6.75%, due 4/30/20 (c)	795,000	822,825

		6,230,993

Hand & Machine Tools 0.4%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (c)	1,635,000	1,671,788

Health Care—Products 1.1%
Alere, Inc. 8.625%, due 10/1/18	1,323,000	1,369,305
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (c)	2,825,000	2,913,281

		4,282,586

Health Care—Services 1.7%
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (c)	2,500,000	2,675,000
♦HCA, Inc. 6.50%, due 2/15/16	3,900,000	4,192,500

		6,867,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders 2.1%
Beazer Homes USA, Inc. 8.125%, due 6/15/16 (h)	$819,000	$745,290
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16 (h)	1,752,000	1,576,800
KB Home 8.00%, due 3/15/20	2,250,000	2,196,562
Lennar Corp. 6.95%, due 6/1/18	204,000	216,750
MDC Holdings, Inc. 5.625%, due 2/1/20	693,000	681,429
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19 (c)	2,000,000	2,085,000
Standard Pacific Corp. 8.375%, due 5/15/18	815,000	861,863

		8,363,694

Household Products & Wares 1.4%
Jarden Corp.
7.50%, due 5/1/17	500,000	556,250
7.50%, due 1/15/20	1,223,000	1,333,070
♦Reynolds Group Issuer, Inc.
7.75%, due 10/15/16 (c)	612,000	647,190
7.875%, due 8/15/19 (c)	1,025,000	1,107,000
9.875%, due 8/15/19 (c)	2,089,000	2,177,782

		5,821,292

Housewares 0.4%
Libbey Glass, Inc. 10.00%, due 2/15/15	1,600,000	1,706,000

Insurance 2.7%
Allstate Corp. (The) 6.50%, due 5/15/57 (a)(h)	713,000	696,957
American International Group, Inc. 4.875%, due 3/15/67 (a)	€1,250,000	1,224,423
Series A2
5.75%, due 3/15/67 (a)	£450,000	559,413
Farmers Exchange Capital 7.20%, due 7/15/48 (c)	$603,000	622,131
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	632,000	614,389
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (c)	453,000	443,940
10.75%, due 6/15/88 (a)(c)	938,000	1,275,680
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,443,000	3,339,710
Pacific Life Insurance Co.
7.90%, due 12/30/23 (c)	1,150,000	1,373,554
9.25%, due 6/15/39 (c)	204,000	266,759

	Principal Amount	Value

Insurance (continued)
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	$612,000	$641,070

		11,058,026

Iron & Steel 0.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	693,000	816,577

Leisure Time 0.1%
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (c)	408,000	480,286

Lodging 1.6%
♦Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	2,250,000	1,695,938
MGM Resorts International
7.50%, due 6/1/16 (h)	1,992,000	2,071,680
8.625%, due 2/1/19 (c)	825,000	896,156
Starwood Hotels & Resorts Worldwide, Inc. 7.15%, due 12/1/19	1,700,000	2,040,000

		6,703,774

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	1,182,000	1,238,145

Media 2.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19 (h)	978,000	1,046,460
Cequel Communications Holdings I LLC / Cequel Capital Corp. 8.625%, due 11/15/17 (c)	938,000	1,013,040
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,405,000	1,271,525
COX Communications, Inc. 6.95%, due 6/1/38 (c)	2,241,000	2,756,905
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.60%, due 2/15/21 (h)	2,852,000	3,050,573
DISH DBS Corp.
6.75%, due 6/1/21	765,000	837,675
7.125%, due 2/1/16 (h)	815,000	902,613

		10,878,791

Metal Fabricate & Hardware 0.2%
Mueller Water Products, Inc. 8.75%, due 9/1/20	697,000	782,383

Mining 0.7%
Alcoa, Inc. 6.15%, due 8/15/20	1,426,000	1,554,654

16	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Mining (continued)
Aleris International, Inc. 7.625%, due 2/15/18	$1,426,000	$1,486,605

		3,041,259

Miscellaneous—Manufacturing 0.5%
American Railcar Industries, Inc. 7.50%, due 3/1/14	1,145,000	1,159,313
Polypore International, Inc. 7.50%, due 11/15/17	815,000	855,750

		2,015,063

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	1,674,000	1,807,920

Oil & Gas 5.4%
Berry Petroleum Co. 6.75%, due 11/1/20 (h)	1,223,000	1,299,438
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,445,000	2,383,875
Concho Resources, Inc.
6.50%, due 1/15/22	750,000	791,250
7.00%, due 1/15/21	2,002,000	2,177,175
Denbury Resources, Inc. 6.375%, due 8/15/21 (h)	815,000	863,900
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	596,695
Hilcorp Energy I, L.P. / Hilcorp Finance Co.
7.625%, due 4/15/21 (c)	1,223,000	1,320,840
8.00%, due 2/15/20 (c)	1,000,000	1,092,500
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19 (c)	2,250,000	2,261,250
7.75%, due 2/1/21	815,000	859,825
Nabors Industries, Inc. 5.00%, due 9/15/20 (h)	2,853,000	3,103,747
Plains Exploration & Production Co. 6.125%, due 6/15/19	2,250,000	2,272,500
Swift Energy Co.
7.125%, due 6/1/17	750,000	774,375
8.875%, due 1/15/20	658,000	717,220
Tesoro Corp. 6.50%, due 6/1/17	1,575,000	1,626,187

		22,140,777

Oil & Gas Services 1.5%
Basic Energy Services, Inc.
7.125%, due 4/15/16	800,000	812,000
7.75%, due 2/15/19	1,600,000	1,632,000
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	1,292,000	1,350,140

	Principal Amount	Value

Oil & Gas Services (continued)
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (c)(h)	$625,000	$656,250
Hornbeck Offshore Services, Inc. 5.875%, due 4/1/20 (c)	848,000	845,880
8.00%, due 9/1/17	815,000	880,200

		6,176,470

Packaging & Containers 1.5%
Ball Corp. 6.75%, due 9/15/20 (h)	2,648,000	2,926,040
Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, due 2/1/21	1,630,000	1,772,625
Owens-Illinois, Inc. 7.80%, due 5/15/18 (h)	1,243,000	1,404,590

		6,103,255

Pipelines 2.3%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	2,300,000	2,380,015
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,223,000	1,342,242
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	2,037,000	2,515,726
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,750,000	1,855,000
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 7.875%, due 10/15/18	1,170,000	1,263,600

		9,356,583

Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19	1,000,000	1,062,500

Retail 1.3%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.50%, due 5/20/21	741,000	752,115
CVS Caremark Corp.
4.75%, due 5/18/20	2,445,000	2,773,909
5.789%, due 1/10/26 (c)(g)	83,066	91,010
Inergy LP / Inergy Finance Corp. 7.00%, due 10/1/18	1,630,000	1,670,750

		5,287,784

Semiconductors 0.5%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	1,934,000	2,120,148

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Software 1.4%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17 (h)	$1,549,000	$1,700,027
♦First Data Corp.
7.375%, due 6/15/19 (c)	3,502,000	3,580,795
8.875%, due 8/15/20 (c)	550,000	598,125

		5,878,947

Telecommunications 3.3%
CommScope, Inc. 8.25%, due 1/15/19 (c)	2,930,000	3,127,775
Frontier Communications Corp. 8.50%, due 4/15/20 (h)	1,489,000	1,548,560
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,695,000	1,836,956
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	1,386,000	1,420,650
Nextel Communications, Inc. 5.95%, due 3/15/14 (h)	1,630,000	1,627,963
Sprint Capital Corp.
6.90%, due 5/1/19	612,000	535,500
8.75%, due 3/15/32	2,060,000	1,745,850
ViaSat, Inc. 8.875%, due 9/15/16	1,330,000	1,439,725

		13,282,979

Transportation 0.2%
PHI, Inc. 8.625%, due 10/15/18	669,000	685,725
RailAmerica, Inc. 9.25%, due 7/1/17	136,000	142,460

		828,185

Total Corporate Bonds (Cost $251,993,021)		258,469,665

Foreign Bonds 3.1%
Cayman Islands 0.1%
Government of the Cayman Islands 5.95%, due 11/24/19 (c)	200,000	217,800

Colombia 0.1%
Republic of Colombia 7.375%, due 3/18/19	200,000	259,500

El Salvador 0.1%
Republic of El Salvador
7.65%, due 6/15/35	163,000	169,113
8.25%, due 4/10/32 (c)	163,000	180,115

		349,228

	Principal Amount	Value

Germany 0.2%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€734,000	$864,720

Indonesia 0.1%
Republic of Indonesia 5.875%, due 3/13/20 (c)	$300,000	342,000

Liberia 0.1%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€525,000	705,367

Philippines 0.1%
Republic of Philippines 6.50%, due 1/20/20	$300,000	366,000

Portugal 1.1%
♦Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€5,390,000	4,459,215

Turkey 0.0%‡
Republic of Turkey 5.125%, due 3/25/22	$200,000	203,700

United Kingdom 1.2%
♦EGG Banking PLC 7.50%, due 5/29/49 (a)	£2,450,000	3,817,060
Rexam PLC 6.75%, due 6/29/67 (a)	€978,000	1,240,660

		5,057,720

Total Foreign Bonds (Cost $11,770,186)		12,825,250

Loan Assignments & Participations 5.9% (k)
Airlines 0.5%
U.S. Airways Group, Inc. Term Loan 2.74%, due 3/21/14	1,944,444	1,846,616

Auto Manufacturers 0.4%
Federal-Mogul Corp.
Term Loan B 2.178%, due 12/29/14	1,037,783	1,003,582
Term Loan C 2.178%, due 12/28/15	529,481	512,032

		1,515,614

18	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations (continued)
Beverage, Food & Tobacco 0.4%
Del Monte Corp. Term Loan 4.50%, due 3/8/18	$1,786,500	$1,772,263

Buildings & Real Estate 0.2%
Realogy Corp.
Extended Letter of Credit 4.49%, due 10/10/16	120,700	112,136
Extended Term Loan 4.77%, due 10/10/16	852,913	792,399

		904,535

Chemicals 0.2%
PQ Corp. Term Loan B 3.989%, due 7/30/14	768,808	749,468

Electric 0.3%
Calpine Corp. New Term Loan 4.50%, due 4/2/18	1,089,000	1,089,972

Finance—Consumer Loans 0.5%
Springleaf Finance Corp. Term Loan 5.50%, due 5/10/17	2,000,000	1,889,500

Healthcare, Education & Childcare 0.3%
Community Health Systems, Inc. Extended Term Loan B 3.989%, due 1/25/17	172,741	170,613
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18	226,286	226,804
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	452,571	453,609
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	311,143	311,856

		1,162,882

Hotels, Restaurants & Leisure 0.7%
♦Caesars Entertainment Operating Co., Inc. Extended Term Loan 4.489%, due 1/26/18	3,500,000	3,066,329

	Principal Amount	Value

Machinery 0.2%
Edwards (Cayman Islands II), Ltd. Term Loan B 5.50%, due 5/31/16	$987,500	$983,797

Media 0.4%
Charter Communications Operating LLC Extended Term Loan C 3.72%, due 9/6/16	66,808	66,780
Clear Channel Communications, Inc. Term Loan B 3.889%, due 1/28/16	964,313	774,799
Delayed Draw Term Loan 2 3.889%, due 1/29/16	948,857	744,062

		1,585,641

Metals & Mining 0.2%
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	952,259	951,240

Mining 0.4%
♦Novelis, Inc. Term Loan 4.00%, due 3/10/17	1,580,000	1,580,000

Oil & Gas 0.7%
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18	2,985,000	2,987,072

Telecommunications 0.5%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	1,188,000	1,193,445
MetroPCS Wireless, Inc. Incremental Term Loan B3 4.00%, due 3/16/18	987,517	977,641

		2,171,086

Total Loan Assignments & Participations (Cost $24,490,380)		24,256,015

Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.737%, due 11/25/35 (b)(l)	502,401	398,636

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.469%, due 12/25/36 (a)(c)(f)	$64,139	$43,772
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	243,858	218,884
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.272%, due 11/25/36 (l)	243,090	170,243
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.702%, due 7/25/36 (l)	303,972	230,895

Total Mortgage-Backed Securities (Cost $1,197,004)		1,062,430

Municipal Bond 0.3%
New York 0.3%
New York City Industrial Development Agency Special Facilities Revenue, JFK International Airport, American Airlines Project Series A 8.00%, due 8/1/12 (d)	1,430,000	1,433,718

Total Municipal Bond (Cost $1,454,084)		1,433,718

U.S. Government & Federal Agencies 0.3%
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.00%, due 8/15/32	1	1

Overseas Private Investment Corporation 0.3%
5.142%, due 12/15/23	936,733	1,091,416

United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	71,794

Total U.S. Government & Federal Agencies (Cost $1,008,793)		1,163,211

Yankee Bonds 12.1% (m)
Agriculture 0.5%
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	2,250,000	2,120,625

	Principal Amount	Value

Banks 1.6%
Bangkok Bank PCL 4.80%, due 10/18/20 (c)	$250,000	$254,958
Barclays Bank PLC 5.14%, due 10/14/20	2,037,000	1,948,794
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (a)(c)	1,092,000	1,348,577
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	856,000	896,504
Royal Bank of Scotland PLC (The) 6.125%, due 1/11/21	2,037,000	2,209,430

		6,658,263

Building Materials 1.1%
Desarrolladora Homex SAB de C.V. 9.50%, due 12/11/19 (c)	2,000,000	2,065,000
Urbi Urbanos SAB de C.V. 9.50%, due 1/21/20 (c)	2,250,000	2,325,937

		4,390,937

Electric 0.2%
Intergen N.V. 9.00%, due 6/30/17 (c)	685,000	702,981

Food 0.8%
Grupo Bimbo SAB de C.V. 4.50%, due 1/25/22 (c)	2,504,000	2,600,867
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	650,000	635,960

		3,236,827

Forest Products & Paper 0.1%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	815,000	431,950

Insurance 0.3%
Oil Insurance, Ltd. 3.452%, due 12/31/49 (a)(c)	652,000	623,931
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	571,000	525,122

		1,149,053

Iron & Steel 0.8%
APERAM 7.375%, due 4/1/16 (c)	3,260,000	3,178,500

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	675,000	720,563

Machinery—Construction & Mining 0.4%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (c)	1,606,000	1,682,285

20	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Mining 2.4%
♦ Novelis, Inc.
8.375%, due 12/15/17	$734,000	$792,720
8.75%, due 12/15/20	1,223,000	1,348,357
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,298,000	1,779,679
Teck Resources, Ltd. 10.75%, due 5/15/19	500,000	618,750
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	2,565,000	2,436,750
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	2,526,000	2,862,486

		9,838,742

Oil & Gas 2.3%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (c)	200,000	207,500
ENI S.p.A. 4.15%, due 10/1/20 (c)	1,630,000	1,625,940
MEG Energy Corp. 6.50%, due 3/15/21 (c)	1,862,000	1,959,755
OGX Austria GmbH 8.50%, due 6/1/18 (c)	2,740,000	2,842,750
Precision Drilling Corp.
6.50%, due 12/15/21	643,000	668,720
6.625%, due 11/15/20 (h)	1,630,000	1,699,275
TNK-BP Finance S.A. 7.875%, due 3/13/18 (c)	400,000	465,000

		9,468,940

Oil & Gas Services 0.6%
Cie Generale de Geophysique - Veritas
6.50%, due 6/1/21	600,000	618,000
9.50%, due 5/15/16	1,675,000	1,834,125

		2,452,125

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (c)	1,000,000	1,082,500

Telecommunications 0.2%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	815,000	845,563

Transportation 0.4%
CHC Helicopter S.A. 9.25%, due 10/15/20 (c)	1,100,000	1,091,750

	Principal Amount	Value

Transportation (continued)
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	$500,000	$482,500

		1,574,250

Total Yankee Bonds (Cost $49,244,737)		49,534,104

Total Long-Term Bonds (Cost $375,538,743)		380,627,257

	Shares
Common Stocks 0.8%
Aerospace & Defense 0.0%‡
Triumph Group, Inc.	740	46,487

Auto Manufacturers 0.3%
General Motors Co. (i)	45,730	1,051,790

Banks 0.4%
CIT Group, Inc. (i)	6,479	245,230
Citigroup, Inc.	41,400	1,367,856

		1,613,086

Building Materials 0.0%‡
Nortek, Inc. (i)	225	10,293
U.S. Concrete, Inc. (f)(i)	19,613	94,731

		105,024

Media 0.0%‡
Adelphia Contingent Value Vehicle (e)(f)(g)(i)	100,330	1,003

Miscellaneous—Manufacturing 0.0%‡
Ingersoll-Rand PLC	3,384	143,888

Oil & Gas Services 0.1%
Core Laboratories N.V.	2,815	385,599

Total Common Stocks (Cost $4,176,759)		3,346,877

Convertible Preferred Stocks 1.4%
Auto Manufacturers 0.1%
General Motors Co. 4.75%	6,850	267,424

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.87%	5,900	244,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Convertible Preferred Stocks (continued)
Banks 0.6%
♦Bank of America Corp. 7.25% Series L	781	$759,913
Citigroup, Inc. 7.50%	8,700	847,989
Wells Fargo & Co. 7.50% Series L	800	896,024

		2,503,926

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 6.30%	5,600	672,000

Insurance 0.1%
Hartford Financial Services Group, Inc. 7.25%	16,100	345,023
MetLife, Inc. 5.00%	4,275	294,077

		639,100

Leisure Time 0.0%‡
Callaway Golf Co. 7.50%	200	19,581

Media 0.1%
Nielsen Holdings N.V. 6.25%	5,300	299,450

Oil & Gas 0.3%
Apache Corp. 6.00%	21,600	1,147,392

Total Convertible Preferred Stocks (Cost $6,541,128)		5,793,841

	Number of Warrants

Warrants 0.2%
Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (i)	34,575	487,162
Strike Price $18.33 Expires 7/10/19 (i)	34,575	322,239

		809,401

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (e)(f)(g)(i)	11	0	(n)

	Number of Warrants	Value

Media (continued)
ION Media Networks, Inc. (continued)
Unsecured Debt Expires 12/18/16 (e)(f)(g)(i)	11	$0	(n)

		0	(n)

Total Warrants (Cost $1,526,502)		809,401

	Principal Amount

Short-Term Investment 5.9%
Repurchase Agreement 5.9%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $24,033,712 (Collateralized by Federal National Mortgage Association security with a rate of 0.87% and a maturity date of 11/25/14, with a Principal Amount of $24,415,000 and a Market Value of $24,514,760)	$24,033,706	24,033,706

Total Short-Term Investment (Cost $24,033,706)		24,033,706

Total Investments, Before Investments Sold Short (Cost $411,816,838) (q)	101.3%	414,611,082

Long-Term Bonds Sold Short (2.5%)
Corporate Bonds Sold Short (2.5%)
Entertainment (0.7%)
AMC Entertainment, Inc. 9.75%, due 12/1/20	(3,175,000)	(3,095,625)

Apparel (1.8%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,800,000)	(7,301,500)

Total Investments Sold Short (Proceeds $10,155,882)	(2.5)%	(10,397,125)

Total Investments, Net of Investments Sold Short (Cost $401,660,956)	98.8	404,213,957
Other Assets, Less Liabilities	1.2	4,860,857
Net Assets	100.0%	$409,074,814

22	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Long	Unrealized Appreciation (Depreciation) (o)

Futures Contracts (0.1%)
United States Treasury Bonds June 2012 (30 Year) (p)	160	$52,993

Total Futures Contracts Long (Settlement Value $22,860,000)		$52,993

	Contracts Short

United States Treasury Notes June 2012 (5 Year) (p)	(580)	$(255,200)
June 2012 (10 Year) (p)	(260)	(410,963)

Total Futures Contracts Short (Settlement Value $106,195,313)		$(666,163)

Total Futures Contracts (Settlement Value $83,335,313)		$(613,170)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2012 is $7,970,627, which represents 2.0% of the Fund’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Issue in default.

(e)	Restricted security.

(f)	Illiquid security. The total market value of these securities as of April 30, 2012 is $286,791, which represents 0.1% of the Fund’s net assets.
(g)	Fair valued security. The total market value of these securities as of April 30, 2012 is $239,298, which represents 0.1% of the Fund’s net assets.

(h)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(N)).

(i)	Non-income producing security.

(j)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(k)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(l)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2012.

(m)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(n)	Less than one dollar.

(o)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(p)	As of April 30, 2012, cash in the amount of $349,400 is on deposit with broker for futures transactions.

(q)	As of April 30, 2012, cost is $411,894,661 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,587,900
Gross unrealized depreciation	(10,871,479)

Net unrealized appreciation	$2,716,421

The	following abbreviations are used in the above portfolio:
€—Euro

£—British	Pound Sterling

As of April 30, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	6/8/12	JPMorgan Chase Bank	EUR 8,391,000	USD 11,014,446	USD	(94,320)
Pound Sterling vs. U.S. Dollar	6/8/12	JPMorgan Chase Bank	GBP 3,497,000	5,602,789		(71,201)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	(165,521)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$12,106,443	$—		$12,106,443
Convertible Bonds (b)	—	19,776,371	50		19,776,421
Corporate Bonds (c)	—	258,231,420	238,245		258,469,665
Foreign Bonds	—	12,825,250	—		12,825,250
Loan Assignments & Participations	—	24,256,015	—		24,256,015
Mortgage-Backed Securities	—	1,062,430	—		1,062,430
Municipal Bond	—	1,433,718	—		1,433,718
U.S. Government & Federal Agencies	—	1,163,211	—		1,163,211
Yankee Bonds	—	49,534,104	—		49,534,104

Total Long-Term Bonds	—	380,388,962	238,295		380,627,257

Common Stocks (d)	3,345,874	—	1,003		3,346,877
Convertible Preferred Stocks	5,793,841	—	—		5,793,841
Warrants (e)	809,401	—	0	(e)	809,401
Short-Term Investment
Repurchase Agreement	—	24,033,706	—		24,033,706

Total Investments in Securities	9,949,116	404,422,668	239,298		414,611,082

Other Financial Instruments
Futures Contracts Long (f)	52,993	—	—		52,993

Total Investments in Securities and Other Financial Instruments	$10,002,109	$404,422,668	$239,298		$414,664,075

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(10,397,125)	$—	$(10,397,125)

Total Investments in Securities Sold Short	—	(10,397,125)	—	(10,397,125)

Other Financial Instruments
Futures Contracts Short (f)	(666,163)	—	—	(666,163)
Foreign Currency Forward Contracts (f)	—	(165,521)	—	(165,521)

Total Other Financial Instruments	(666,163)	(165,521)	—	(831,684)

Total Investments in Securities Sold Short and Other Financial Instruments	$(666,163)	$(10,562,646)	$—	$(11,228,809)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $116,609, $2,640, $27,986 and $91,010 are held in Auto Manufacturers, Commercial Services, Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $1,003 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

24	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Long-Term Bonds
Convertible Bonds Internet	$50		$—	$—	$—	$—	$—	$—	$—	$50		$—
Corporate Bonds
Auto Manufacturers	140,584		—	—	(23,975)	—	—	—	—	116,609		(23,975)
Commercial Services	2,640		—	—	—	—	—	—	—	2,640		—
Entertainment	33,545		563	890	930	—	(7,942)	—	—	27,986		(2,342)
Retail	88,676		(54)	(54)	4,466	—	(2,024)	—	—	91,010		4,606
Loan Assignments & Participations
Machinery	521		(5,071)	(125,173)	129,723	—	—	—	—	—		—
Yankee Bonds
Food	70		—	(93,028)	92,958	—	—	—	—	—		—
Common Stocks
Media	1,003		—	—	—	—	—	—	—	1,003		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$267,089		$(4,562)	$(217,365)	$204,102	$—	$(9,966)	$—	$—	$239,298		$(21,711)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $411,816,838)	$414,611,082
Cash denominated in foreign currencies (identified cost $861,245)	868,933
Cash collateral on deposit at broker	349,400
Receivables:
Dividends and interest	6,697,455
Investment securities sold	2,142,783
Fund shares sold	588,691
Other assets	69,834

Total assets	425,328,178

Liabilities
Investments sold short (proceeds $10,155,882)	10,397,125
Payables:
Investment securities purchased	4,116,275
Interest on investments sold short	368,071
Fund shares redeemed	333,643
Manager (See Note 3)	207,437
NYLIFE Distributors (See Note 3)	99,372
Transfer agent (See Note 3)	70,846
Professional fees	38,550
Shareholder communication	36,451
Broker fees and charges on short sales	29,830
Variation margin on futures contracts	25,625
Custodian	6,091
Trustees	1,226
Dividend payable	357,301
Unrealized depreciation on foreign currency forward contracts	165,521

Total liabilities	16,253,364

Net assets	$409,074,814

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$456,321
Additional paid-in capital	409,722,890

410,179,211
Distributions in excess of net investment income	(68,205)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(2,820,132)
Net unrealized appreciation (depreciation) on investments and futures contracts	2,181,074
Net unrealized appreciation (depreciation) on investments sold short	(241,243)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(155,891)

Net assets	$409,074,814

Investor Class
Net assets applicable to outstanding shares	$22,079,041

Shares of beneficial interest outstanding	2,446,553

Net asset value per share outstanding	$9.02
Maximum sales charge (4.50% of offering price)	0.43

Maximum offering price per share outstanding	$9.45

Class A
Net assets applicable to outstanding shares	$178,087,401

Shares of beneficial interest outstanding	19,862,985

Net asset value per share outstanding	$8.97
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.39

Class B
Net assets applicable to outstanding shares	$15,482,891

Shares of beneficial interest outstanding	1,733,408

Net asset value and offering price per share outstanding	$8.93

Class C
Net assets applicable to outstanding shares	$55,368,502

Shares of beneficial interest outstanding	6,202,786

Net asset value and offering price per share outstanding	$8.93

Class I
Net assets applicable to outstanding shares	$138,056,979

Shares of beneficial interest outstanding	15,386,398

Net asset value and offering price per share outstanding	$8.97

26	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$13,136,786
Dividends (a)	219,518

Total income	13,356,304

Expenses
Manager (See Note 3)	1,289,015
Distribution/Service—Investor Class (See Note 3)	26,136
Distribution/Service—Class A (See Note 3)	218,007
Distribution/Service—Class B (See Note 3)	78,657
Distribution/Service—Class C (See Note 3)	258,176
Interest on investments sold short	455,590
Transfer agent (See Note 3)	210,033
Broker fees and charges on short sales	202,564
Registration	53,032
Professional fees	36,994
Shareholder communication	34,581
Custodian	14,761
Trustees	6,117
Miscellaneous	8,801

Total expenses	2,892,464

Net investment income (loss)	10,463,840

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,466,073
Investments sold short	(364,653)
Futures transactions	(46,843)
Swap transactions	65,903
Foreign currency transactions	(122,641)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	997,839

Net change in unrealized appreciation (depreciation) on:
Investments	11,397,991
Investments sold short	(391,577)
Futures contracts	(469,051)
Swap contracts	63,990
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	397,468

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	10,998,821

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	11,996,660

Net increase (decrease) in net assets resulting from operations	$22,460,500

(a)	Dividends recorded net of foreign withholding taxes in the amount of $183.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,463,840	$16,164,764
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	997,839	6,229,115	(a)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	10,998,821	(19,578,617)

Net increase (decrease) in net assets resulting from operations	22,460,500	2,815,262

Dividends to shareholders:
From net investment income:
Investor Class	(542,398)	(933,654)
Class A	(4,705,623)	(7,477,966)
Class B	(353,961)	(781,827)
Class C	(1,163,037)	(1,693,424)
Class I	(4,355,043)	(5,674,370)

Total dividends to shareholders	(11,120,062)	(16,561,241)

Capital share transactions:
Net proceeds from sale of shares	92,358,926	414,223,323
Net asset value of shares issued to shareholders in reinvestment of dividends	8,982,848	13,090,401
Cost of shares redeemed	(124,060,334)	(172,331,003	)(b)

Increase (decrease) in net assets derived from capital share transactions	(22,718,560)	254,982,721

Net increase (decrease) in net assets	(11,378,122)	241,236,742

Net Assets
Beginning of period	420,452,936	179,216,194

End of period	$409,074,814	$420,452,936

Undistributed (distributions in excess of) net investment income at end of period	$(68,205)	$588,017

(a)	Includes realized gain of $1,774,490 due to an in-kind redemption during the year ended October 31, 2011. (See Note 11)

(b)	Includes an in-kind redemption in the amount of $79,972,617 during the year ended October 31, 2011. (See Note 11)

28	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2012*		2011	2010	2009		2008
Net asset value at beginning of period	$8.78		$9.12	$8.47	$7.20		$8.86

Net investment income (loss) (a)	0.22		0.43	0.52	0.40		0.29
Net realized and unrealized gain (loss) on investments	0.24		(0.32)	0.68	1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	(0.05)	0.02		0.11

Total from investment operations	0.47		0.11	1.15	1.92		(1.37)

Less dividends and distributions:
From net investment income	(0.23)		(0.45)	(0.50)	(0.62)		(0.29)
Return of capital	—		—	—	(0.03)		—

Total dividends and distributions	(0.23)		(0.45)	(0.50)	(0.65)		(0.29)

Net asset value at end of period	$9.02		$8.78	$9.12	$8.47		$7.20

Total investment return (b)	5.29	%(c)	1.33%	13.97%	28.35%		(15.88	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.88	%††	4.85%	5.93%	5.26%		5.07	% ††
Net expenses (excluding short sale expenses)	1.19	%††	1.24%	1.41%	1.42%		1.40	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.51	%††	1.42%	1.45%	1.70%		1.51	% ††
Short sale expenses	0.32	%††	0.18%	—	—		—
Portfolio turnover rate	11%		26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$22,079		$20,415	$16,654	$12,200		$9,990

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$8.73		$9.06	$8.42	$7.16		$9.02		$8.91

Net investment income (loss) (a)	0.22		0.45	0.54	0.41		0.44		0.45
Net realized and unrealized gain (loss) on investments	0.25		(0.31)	0.67	1.49		(1.96)		0.21
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	(0.05)	0.02		0.12		(0.04)

Total from investment operations	0.48		0.14	1.16	1.92		(1.40)		0.62

Less dividends and distributions:
From net investment income	(0.24)		(0.47)	(0.52)	(0.62)		(0.46)		(0.51)
Return of capital	—		—	—	(0.04)		—		—

Total dividends and distributions	(0.24)		(0.47)	(0.52)	(0.66)		(0.46)		(0.51)

Net asset value at end of period	$8.97		$8.73	$9.06	$8.42		$7.16		$9.02

Total investment return (b)	5.55	%(c)	1.54%	14.19%	28.56%		(16.27%)		7.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.07	%††	5.04%	6.19%	5.41%		5.13%		5.01%
Net expenses (excluding short sales expenses)	1.00	%††	1.03%	1.18%	1.27%		1.30%		1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.32	%††	1.22%	1.21%	1.37%		1.34%		1.39%
Short sale expenses	0.32	%††	0.19%	—	—		—		—
Portfolio turnover rate	11%		26%	80%	154	%(d)	81	% (d)	64%
Net assets at end of period (in 000’s)	$178,087		$169,649	$109,694	$60,555		$45,293		$68,637

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

30	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$8.70		$9.03	$8.39	$7.14		$8.99		$8.89

Net investment income (loss) (a)	0.18		0.36	0.45	0.34		0.37		0.38
Net realized and unrealized gain (loss) on investments	0.24		(0.31)	0.68	1.48		(1.95)		0.20
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	(0.05)	0.02		0.12		(0.04)

Total from investment operations	0.43		0.05	1.08	1.84		(1.46)		0.54

Less dividends and distributions:
From net investment income	(0.20)		(0.38)	(0.44)	(0.56)		(0.39)		(0.44)
Return of capital	—		—	—	(0.03)		—		—

Total dividends and distributions	(0.20)		(0.38)	(0.44)	(0.59)		(0.39)		(0.44)

Net asset value at end of period	$8.93		$8.70	$9.03	$8.39		$7.14		$8.99

Total investment return (b)	4.96	%(c)	0.59%	13.13%	27.35%		(16.88%)		6.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.13	%††	4.10%	5.15%	4.54%		4.32%		4.26%
Net expenses (excluding short sales expenses)	1.94	%††	1.99%	2.16%	2.17%		2.11%		2.05%
Expenses (including short sales expenses, before waiver/reimbursement)	2.26	%††	2.16%	2.20%	2.46%		2.20%		2.13%
Short sale expenses	0.32	%††	0.17%	—	—		—		—
Portfolio turnover rate	11%		26%	80%	154	%(d)	81	% (d)	64%
Net assets at end of period (in 000’s)	$15,483		$16,754	$19,352	$19,176		$18,567		$28,069

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$8.69		$9.03	$8.39	$7.14		$8.99		$8.89

Net investment income (loss) (a)	0.18		0.36	0.46	0.34		0.37		0.38
Net realized and unrealized gain (loss) on investments	0.25		(0.32)	0.67	1.48		(1.95)		0.20
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	(0.05)	0.02		0.12		(0.04)

Total from investment operations	0.44		0.04	1.08	1.84		(1.46)		0.54

Less dividends and distributions:
From net investment income	(0.20)		(0.38)	(0.44)	(0.56)		(0.39)		(0.44)
Return of capital	—		—	—	(0.03)		—		—

Total dividends and distributions	(0.20)		(0.38)	(0.44)	(0.59)		(0.39)		(0.44)

Net asset value at end of period	$8.93		$8.69	$9.03	$8.39		$7.14		$8.99

Total investment return (b)	5.08	%(c)	0.48%	13.14%	27.36%		(16.88%)		6.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.13	%††	4.09%	5.23%	4.50%		4.32%		4.26%
Net expenses (excluding short sale expenses)	1.94	%††	1.99%	2.16%	2.17%		2.11%		2.05%
Expenses (including short sales expenses, before waiver/reimbursement)	2.26	%††	2.19%	2.20%	2.45%		2.20%		2.13%
Short sale expenses	0.32	%††	0.20%	—	—		—		—
Portfolio turnover rate	11%		26%	80%	154	%(d)	81	% (d)	64%
Net assets at end of period (in 000’s)	$55,369		$50,280	$28,334	$12,948		$9,484		$12,081

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

32	MainStay Flexible Bond Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$8.73		$9.07	$8.42	$7.17		$9.02		$8.91

Net investment income (loss) (a)	0.23		0.46	0.58	0.43		0.47		0.48
Net realized and unrealized gain (loss) on investments	0.25		(0.31)	0.66	1.48		(1.94)		0.21
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.00)‡	(0.05)	0.02		0.11		(0.04)

Total from investment operations	0.49		0.15	1.19	1.93		(1.36)		0.65

Less dividends and distributions:
From net investment income	(0.25)		(0.49)	(0.54)	(0.64)		(0.49)		(0.54)
Return of capital	—		—	—	(0.04)		—		—

Total dividends and distributions	(0.25)		(0.49)	(0.54)	(0.68)		(0.49)		(0.54)

Net asset value at end of period	$8.97		$8.73	$9.07	$8.42		$7.17		$9.02

Total investment return (b)	5.56	%(c)	1.79%	14.59%	28.78%		(15.86%)		7.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33	%††	5.20%	6.57%	5.75%		5.49%		5.37%
Net expenses (excluding short sale expenses)	0.75	%††	0.78%	0.92%	0.95%		0.96%		0.96%
Expenses (including short sales expenses, before waiver/reimbursement)	1.07	%††	1.02%	0.95%	1.12%		1.03%		1.04%
Short sale expenses	0.32	%††	0.24%	—	—		—		—
Portfolio turnover rate	11%		26%	80%	154	%(d)	81	% (d)	64%
Net assets at end of period (in 000’s)	$138,057		$163,356	$5,183	$319		$259		$262

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Flexible Bond Opportunities Fund (the “Fund”).

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes.

“Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options

34	MainStay Flexible Bond Opportunities Fund

contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $239,298 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may

36	MainStay Flexible Bond Opportunities Fund

increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of April 30, 2012, the Fund did not hold any unfunded commitments.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of April 30, 2012, the Fund did not hold any swap contracts.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Securities Sold Short.  The Fund engages in short sales as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(Q)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held

38	MainStay Flexible Bond Opportunities Fund

by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$—	$809,401	$—	$809,401
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	—	52,993	52,993

Total Fair Value		$—	$—	$809,401	$52,993	$862,394

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$—	$(666,163)	$(666,163)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(165,521)	—	—	(165,521)

Total Fair Value		$—	$(165,521)	$—	$(666,163)	$(831,684)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$—	$—	$3	$—	$3
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(46,843)	(46,843)
Swap Contracts	Net realized gain (loss) on swap transactions	65,903	—	—	—	65,903
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(76,671)	—	—	(76,671)

Total Realized Gain (Loss)		$65,903	$(76,671)	$3	$(46,843)	$(57,608)

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(184,630)	$—	$(184,630)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(469,051)	(469,051)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	63,990	—	—	—	63,990
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	410,516	—	—	410,516

Total Change in Unrealized Appreciation (Depreciation)		$63,990	$410,516	$(184,630)	$(469,051)	$(179,175)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (1)(2)	—	—	69,172	—	69,172
Futures Contracts Long (1)(2)	—	—	—	160	160
Futures Contracts Short (1)(2)	—	—	—	(710)	(710)
Swap Contracts (3)(4)	0-7,700,000	—	—	—	0-7,700,000
Forward Contracts Long (1)(4)	—	$1,050,033	—	—	$1,050,033
Forward Contracts Short (1)(4)	—	$(17,216,295)	—	—	$(17,216,295)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2012.

(4)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory

Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Prior to February 28, 2012, the Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.16% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points,

40	MainStay Flexible Bond Opportunities Fund

to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,289,015.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,904 and $39,601, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $146, $12,916 and $6,351, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$26,407
Class A	52,149
Class B	19,876
Class C	65,213
Class I	46,388

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$11,403,038	6.4%
Class C	143	0.0	‡
Class I	1,587	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $4,460,649 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016 2017	$1,790 2,671
Total	$4,461

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

The Fund utilized $3,514,916 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$16,561,241

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	2	USD	2	USD	2
Euro	EUR	604,254		793,023		799,852
Pound Sterling	GBP	42,566		68,220		69,079
Total			USD	861,245	USD	868,933

Note 6–Restricted Securities

As of April 30, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Shares/Principal Amount/Number of Warrants	Cost	4/30/12 Value		Percent of Net Assets
Adelphia Contingent Value Vehicle Common Stock	5/17/02-5/29/05	100,330	$31,487	$1,003		0.0	%‡
At Home Corp. Convertible Bond 4.75%, due 12/31/49	7/25/01	$504,238	8,348	50		0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	11	—	0	(a)	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	11	34	0	(a)	0.0	‡
Total			$39,869	$1,053		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $1,925 and $9,504, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $45,503 and $80,150, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	311,842	$2,769,444
Shares issued to shareholders in reinvestment of dividends	58,530	517,869
Shares redeemed	(219,098)	(1,940,215)

Net increase (decrease) in shares outstanding before conversion	151,274	1,347,098
Shares converted into Investor Class (See Note 1)	115,926	1,032,634
Shares converted from Investor Class (See Note 1)	(144,838)	(1,291,595)

Net increase (decrease)	122,362	$1,088,137

42	MainStay Flexible Bond Opportunities Fund

Investor Class (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	732,673	$6,584,750
Shares issued to shareholders in reinvestment of dividends	99,140	885,391
Shares redeemed	(416,607)	(3,722,451)

Net increase (decrease) in shares outstanding before conversion	415,206	3,747,690
Shares converted into Investor Class (See Note 1)	286,997	2,538,354
Shares converted from Investor Class (See Note 1)	(204,553)	(1,834,596)

Net increase (decrease)	497,650	$4,451,448

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,593,333	$31,793,443
Shares issued to shareholders in reinvestment of dividends	400,160	3,517,241
Shares redeemed	(3,814,040)	(33,671,588)

Net increase (decrease) in shares outstanding before conversion	179,453	1,639,096
Shares converted into Class A (See Note 1)	279,331	2,453,465
Shares converted from Class A (See Note 1)	(33,411)	(300,700)

Net increase (decrease)	425,373	$3,791,861

Year ended October 31, 2011:
Shares sold	11,147,011	$99,470,341
Shares issued to shareholders in reinvestment of dividends	624,512	5,538,122
Shares redeemed	(4,779,519)	(42,055,799)

Net increase (decrease) in shares outstanding before conversion	6,992,004	62,952,664
Shares converted into Class A (See Note 1)	457,252	4,068,740
Shares converted from Class A (See Note 1)	(116,034)	(1,003,656)

Net increase (decrease)	7,333,222	$66,017,748

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	219,542	$1,932,807
Shares issued to shareholders in reinvestment of dividends	33,743	295,050
Shares redeemed	(228,869)	(2,006,754)

Net increase (decrease) in shares outstanding before conversion	24,416	221,103
Shares converted from Class B (See Note 1)	(217,602)	(1,893,804)

Net increase (decrease)	(193,186)	$(1,672,701)

Year ended October 31, 2011:
Shares sold	568,420	$5,060,244
Shares issued to shareholders in reinvestment of dividends	72,326	640,413
Shares redeemed	(431,109)	(3,817,407)

Net increase (decrease) in shares outstanding before conversion	209,637	1,883,250
Shares converted from Class B (See Note 1)	(425,734)	(3,768,842)

Net increase (decrease)	(216,097)	$(1,885,592)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	983,113	$8,656,009
Shares issued to shareholders in reinvestment of dividends	84,569	740,437
Shares redeemed	(650,480)	(5,698,440)

Net increase (decrease)	417,202	$3,698,006

Year ended October 31, 2011:
Shares sold	3,601,891	$32,052,109
Shares issued to shareholders in reinvestment of dividends	118,075	1,042,195
Shares redeemed	(1,073,723)	(9,447,059)

Net increase (decrease)	2,646,243	$23,647,245

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	5,313,956	$47,207,223
Shares issued to shareholders in reinvestment of dividends	445,435	3,912,251
Shares redeemed	(9,074,809)	(80,743,337)

Net increase (decrease)	(3,315,418)	$(29,623,863)

Year ended October 31, 2011:
Shares sold	30,160,101	$271,055,879
Shares issued to shareholders in reinvestment of dividends	563,026	4,984,280
Shares redeemed (a)	(12,592,913)	(113,288,287)

Net increase (decrease)	18,130,214	$162,751,872

(a)	Includes the redemption of 8,805,520 shares through an in-kind transfer of securities in the amount of $79,972,617. (See Note 11)

Note 11–In-Kind Transfer of Securities

During the year ended October 31, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
5/5/11	8,805,520	$79,972,617	$1,774,490

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Flexible Bond Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

44	MainStay Flexible Bond Opportunities Fund

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved New York Life Investments’ proposal to remove the Fund’s contractual expense limitation arrangements, noting that the Fund’s management fee and total expenses would continue to compare favorably to peers without the expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder serv ices plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

46	MainStay Flexible Bond Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	47

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26554 MS119-12	MSFB10-06/12 NL016

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.04 12.21%	–1.47 4.26%	4.31 5.50%	5.81 6.41%	1.15 1.15%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.13 12.30	–1.37 4.37	4.42 5.61	5.86 6.46	1.07 1.07
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6.81 11.81	–1.63 3.37	4.35 4.69	5.61 5.61	1.90 1.90
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.97 11.97	2.51 3.51	4.69 4.69	5.61 5.61	1.90 1.90
Class I Shares[5]	No Sales Charge		12.50	4.50	5.94	6.86	0.82
Class R1 Shares[5]	No Sales Charge		12.34	4.42	5.85	6.71	0.92
Class R2 Shares[5]	No Sales Charge		12.27	4.23	5.59	6.45	1.17
Class R3 Shares[6]	No Sales Charge		12.16	4.02	5.34	6.18	1.42

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been different.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[7]	14.13%	7.26%	4.11%	5.16%
S&P 500® Index[8]	12.77	4.76	1.01	4.71
Average Lipper Large-Cap Growth Fund[9]	12.89	4.71	2.97	4.33

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,122.10	$5.70	$1,019.50	$5.42

Class A Shares	$1,000.00	$1,123.00	$5.38	$1,019.80	$5.12

Class B Shares	$1,000.00	$1,118.10	$9.64	$1,015.80	$9.17

Class C Shares	$1,000.00	$1,119.70	$9.64	$1,015.80	$9.17

Class I Shares	$1,000.00	$1,125.00	$4.07	$1,021.00	$3.87

Class R1 Shares	$1,000.00	$1,123.40	$4.59	$1,020.50	$4.37

Class R2 Shares	$1,000.00	$1,122.70	$5.91	$1,019.30	$5.62

Class R3 Shares	$1,000.00	$1,121.60	$7.23	$1,018.10	$6.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.08% for Investor Class, 1.02% for Class A, 1.83% for Class B and Class C, 0.77% for Class I, 0.87% for Class R1, 1.12% for Class R2 and 1.37% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Computers & Peripherals	9.7%
Software	7.3
Internet Software & Services	7.1
IT Services	6.5
Internet & Catalog Retail	4.9
Hotels, Restaurants & Leisure	4.7
Health Care Providers & Services	4.6
Textiles, Apparel & Luxury Goods	3.9
Oil, Gas & Consumable Fuels	3.5
Communications Equipment	3.4
Road & Rail	3.4
Capital Markets	3.3
Chemicals	3.3
Industrial Conglomerates	3.0
Aerospace & Defense	2.8
Diversified Financial Services	2.8
Biotechnology	2.6

Energy Equipment & Services	2.6%
Machinery	2.5
Food & Staples Retailing	2.4
Health Care Equipment & Supplies	2.3
Pharmaceuticals	1.7
Real Estate Investment Trusts	1.7
Specialty Retail	1.5
Auto Components	1.3
Construction & Engineering	1.3
Personal Products	0.8
Health Care Technology	0.7
Semiconductors & Semiconductor Equipment	0.7
Media	0.5
Metals & Mining	0.4
Short-Term Investment	2.2
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	Visa, Inc. Class A

3.	QUALCOMM, Inc.

4.	Union Pacific Corp.

5.	Danaher Corp.
6.	Priceline.com, Inc.

7.	UnitedHealth Group, Inc.

8.	EMC Corp.

9.	Cognizant Technology Solutions Corp. Class A

10.	Google, Inc. Class A

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 12.21% for Investor Class shares, 12.30% for Class A shares, 11.81% for Class B shares and 11.97% for Class C shares for the six months ended April 30, 2012. Over the same period, the Fund returned 12.50% for Class I shares, 12.34% for Class R1 shares, 12.27% for Class R2 shares and 12.16% for Class R3 shares. All share classes underperformed the 12.89% return of the average Lipper1 large cap growth fund for the same period. All share classes underperformed the 14.13% return of the Russell 1000® Growth Index2 for the six months ended April 30, 2012. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes in the availability of the Fund or in the Fund’s principal investment strategy during the reporting period?

Effective January 13, 2012, the Fund was closed to most new investments, as specified in the Prospectus supplement dated December 16, 2011, and in the Fund’s current Prospectus dated February 28, 2012. Also during the reporting period, the Fund’s sell discipline was modified. For more information regarding this modification, please refer to the Prospectus supplement dated April 5, 2012, and the Fund’s current Summary Prospectus.

What factors affected the Fund’s relative performance during the reporting period?

Early in the reporting period, the market was focused on global risks and defensive stocks which tended to outperform. Not surprisingly, the Fund, which was not positioned defensively, underperformed during the first half of the reporting period. The Fund’s nondefensive posture, however, proved beneficial in the second half of the reporting period. Stock selection drove the Fund’s best-performing sectors relative to the Russell 1000® Growth Index but also accounted for the Fund’s underperformance for the reporting period as a whole.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s strongest-contributing sectors relative to the Russell 1000® Growth Index were health care, telecommunications and materials. (Contributions take weightings and total returns into account.) The Fund’s overweight position in health care benefited from strong stock selection, with surgical systems manufacturer

Intuitive Surgical adding to the Fund’s relative performance. Managed care company UnitedHealth Group, which is not included in the Russell 1000® Growth Index, also made a strong contribution. Positive stock selection in telecommunications drove the Fund’s outperformance in the sector relative to the benchmark, led by broadcast infrastructure company American Tower. The materials sector underperformed slightly. An underweight position made a positive relative contribution, and stock selection detracted from the Fund’s performance relative to the benchmark.

The weakest-performing sectors relative to the benchmark were industrials, information technology and financials, with stock selection driving underperformance in each. In the industrials sector, transportation company C.H. Robinson Worldwide and construction and mining equipment supplier Caterpillar were weak contributors. In the information technology sector, Chinese Internet company Baidu detracted from relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributor to absolute performance during the reporting period was computers & peripherals company Apple, a position long held by the Fund. The company’s robust returns increased its weight in the benchmark to 7.4% at the end of the reporting period. The Fund’s underweight position relative to the benchmark detracted from relative performance, so we increased the Fund’s weighting in the stock. Online travel company Priceline.com contributed positively to absolute performance by beating analysts’ expectations and providing strong net revenue growth. Strong performance and rising consensus expectations led us to trim the stock consistent with our sell discipline. Payment technology company Visa showed strong earnings during the reporting period and was a positive contributor to the Fund’s absolute performance.

The most substantial detractor from the Fund’s absolute performance was clothing company Abercrombie & Fitch, which fell because of domestic competition and slowing international growth. As a result, we sold the Fund’s position in the stock. Oracle detracted from absolute performance when the software company faced challenges in the cloud computing arena. Travel services company Ctrip.com also detracted from absolute performance when the company faced increased competition. We sold the Fund’s position in the stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased a position in online professional network LinkedIn early in the reporting period. The company, which was disrupting the traditional professional recruitment industry, has

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Growth Index.

mainstayinvestments.com	9

shown strong performance on an absolute basis despite its small weight in the benchmark. We purchased a position in software giant Microsoft early in 2012, seeking to take advantage of the upcoming release of Windows 8 and anticipated tablet and smartphone improvements. The stock performed well on an absolute basis, but an underweight position has affected its relative contribution.

As discussed above, we sold the Fund’s position in clothing retailer Abercrombie & Fitch on disappointing performance and concerns about domestic competition and slowing international growth. Travel services company Ctrip.com was also sold because of poor performance as increased competition placed strain on growth and margins.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s absolute and relative weighting in information technology during the reporting period. We also modestly increased the Fund’s absolute and relative weighting in the consumer discretionary sector. We decreased the Fund’s position in the energy sector, which was already underweight when the reporting period began. In the health care sector, we also decreased the Fund’s weighting, causing the Fund to become substantially underweight relative to the Russell 1000® Growth Index.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund was substantially underweight relative to the Russell 1000® Growth Index on a percentage basis in the consumer staples sector and the energy sector. As of the same date and on the same basis, the Fund was most substantially overweight relative to the Index in information technology, and it was slightly overweight in the consumer discretionary sector, with emphasis on the higher-end consumer. In other sectors, differences from the Russell 1000® Growth Index were relatively modest.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 97.2%†
Aerospace & Defense 2.8%
Precision Castparts Corp.	1,086,100	$191,555,457
United Technologies Corp.	3,695,100	301,667,964

		493,223,421

Auto Components 1.3%
BorgWarner, Inc. (a)	2,821,600	223,019,264

Biotechnology 2.6%
Biogen Idec, Inc. (a)	1,959,400	262,579,194
Celgene Corp. (a)	2,855,200	208,201,184

		470,780,378

Capital Markets 3.3%
Franklin Resources, Inc.	2,194,600	275,444,246
Goldman Sachs Group, Inc. (The)	1,501,400	172,886,210
TD Ameritrade Holding Corp.	7,479,600	140,541,684

		588,872,140

Chemicals 3.3%
Ecolab, Inc.	3,851,700	245,314,773
Monsanto Co.	4,534,800	345,461,064

		590,775,837

Communications Equipment 3.4%
♦QUALCOMM, Inc.	9,528,600	608,305,824

Computers & Peripherals 9.7%
♦Apple, Inc. (a)	1,804,700	1,054,377,928
♦EMC Corp. (a)	17,366,600	489,911,786
NetApp, Inc. (a)	4,881,900	189,564,177

		1,733,853,891

Construction & Engineering 1.3%
Fluor Corp.	4,098,100	236,665,275

Diversified Financial Services 2.8%
IntercontinentalExchange, Inc. (a)	1,455,700	193,666,328
JPMorgan Chase & Co.	6,986,900	300,296,962

		493,963,290

Energy Equipment & Services 2.6%
Cameron International Corp. (a)	3,327,900	170,554,875
FMC Technologies, Inc. (a)	6,259,200	294,182,400

		464,737,275

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	2,172,200	191,522,874
CVS Caremark Corp.	5,153,800	229,962,556

		421,485,430

	Shares	Value

Health Care Equipment & Supplies 2.3%
Edwards Lifesciences Corp. (a)	2,093,200	$173,672,804
Intuitive Surgical, Inc. (a)	342,020	197,755,964
Varian Medical Systems, Inc. (a)	647,200	41,045,424

		412,474,192

Health Care Providers & Services 4.6%
Express Scripts Holding Co. (a)	5,318,500	296,719,115
♦UnitedHealth Group, Inc.	9,271,200	520,577,880

		817,296,995

Health Care Technology 0.7%
Cerner Corp. (a)	1,534,800	124,456,932

Hotels, Restaurants & Leisure 4.7%
Las Vegas Sands Corp.	6,650,900	369,058,441
Starbucks Corp.	5,038,600	289,114,868
Yum! Brands, Inc.	2,521,300	183,374,149

		841,547,458

Industrial Conglomerates 3.0%
♦Danaher Corp.	9,819,800	532,429,556

Internet & Catalog Retail 4.9%
Amazon.com, Inc. (a)	1,466,700	340,127,730
♦Priceline.com, Inc. (a)	696,075	529,587,782

		869,715,512

Internet Software & Services 7.1%
Baidu, Inc., Sponsored ADR (a)(b)	2,448,300	324,889,410
eBay, Inc. (a)	4,394,500	180,394,225
♦Google, Inc. Class A (a)	698,080	422,498,958
LinkedIn Corp. Class A (a)	1,410,800	153,001,260
VeriSign, Inc.	4,283,800	176,107,018

		1,256,890,871

IT Services 6.5%
♦Cognizant Technology Solutions Corp. Class A (a)	6,147,200	450,712,704
Teradata Corp. (a)	940,600	65,635,068
♦Visa, Inc. Class A	5,161,800	634,798,164

		1,151,145,936

Machinery 2.5%
Caterpillar, Inc.	2,557,100	262,793,167
Illinois Tool Works, Inc.	3,291,900	188,889,222

		451,682,389

Media 0.5%
CBS Corp. Class B	2,610,900	87,073,515

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Metals & Mining 0.4%
Cliffs Natural Resources, Inc.	1,216,200	$75,720,612

Oil, Gas & Consumable Fuels 3.5%
Concho Resources, Inc. (a)	3,108,400	333,158,312
Occidental Petroleum Corp.	3,142,100	286,622,362

		619,780,674

Personal Products 0.8%
Estee Lauder Cos., Inc. (The) Class A	2,250,700	147,083,245

Pharmaceuticals 1.7%
Perrigo Co.	1,082,800	113,585,720
Shire PLC, Sponsored ADR (b)	2,015,600	196,641,936

		310,227,656

Real Estate Investment Trusts 1.7%
American Tower Corp.	4,534,800	297,392,184

Road & Rail 3.4%
♦Union Pacific Corp.	5,396,900	606,827,436

Semiconductors & Semiconductor Equipment 0.7%
Altera Corp.	3,383,800	120,361,766

Software 7.3%
Autodesk, Inc. (a)	4,245,400	167,141,398
Intuit, Inc.	3,000,800	173,956,376
Microsoft Corp.	7,748,300	248,100,566
Oracle Corp.	11,924,800	350,469,872
Salesforce.com, Inc. (a)	2,274,400	354,192,312

		1,293,860,524

Specialty Retail 1.5%
O’Reilly Automotive, Inc. (a)	1,544,300	162,861,878
Ulta Salon Cosmetics & Fragrance, Inc.	1,247,900	110,039,822

		272,901,700

Textiles, Apparel & Luxury Goods 3.9%
Coach, Inc.	2,396,000	175,291,360
Fossil, Inc. (a)	1,198,200	156,568,794
Michael Kors Holdings, Ltd. (a)	1,892,300	86,421,341
Ralph Lauren Corp.	1,634,700	281,609,768

		699,891,263

Total Common Stocks (Cost $14,212,968,906)		17,314,442,441

	Principal Amount	Value
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $386,945,191 (Collateralized by United States Treasury securities with rates between 0.75% and 5.50% and maturity dates between 6/30/13 and 8/15/41 ,with a Principal Amount of $306,515,000 and a Market Value of $394,685,500)	$386,945,084	$386,945,084

Total Short-Term Investment (Cost $386,945,084)		386,945,084

Total Investments (Cost $14,599,913,990) (c)	99.4%	17,701,387,525
Other Assets, Less Liabilities	0.6	110,268,962
Net Assets	100.0%	$17,811,656,487

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of April 30, 2012, cost is $14,621,969,227 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$3,171,513,376
Gross unrealized depreciation	(92,095,078)

Net unrealized appreciation	$3,079,418,298

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$17,314,442,441	$—	$—	$17,314,442,441
Short-Term Investment
Repurchase Agreement	—	386,945,084	—	386,945,084

Total Investments in Securities	$17,314,442,441	$386,945,084	$—	$17,701,387,525

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $14,599,913,990)	$17,701,387,525
Receivables:
Investment securities sold	217,493,829
Fund shares sold	61,204,202
Dividends and interest	6,316,483
Other assets	864,988

Total assets	17,987,267,027

Liabilities
Payables:
Investment securities purchased	148,404,408
Fund shares redeemed	14,526,256
Manager (See Note 3)	9,098,740
Transfer agent (See Note 3)	2,088,277
NYLIFE Distributors (See Note 3)	1,129,469
Professional fees	244,753
Shareholder communication	115,602
Trustees	3,035

Total liabilities	175,610,540

Net assets	$17,811,656,487

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$21,930,613
Additional paid-in capital	14,834,229,360

14,856,159,973
Net investment loss	(76,204)
Accumulated net realized gain (loss) on investments	(145,900,817)
Net unrealized appreciation (depreciation) on investments	3,101,473,535

Net assets	$17,811,656,487

Investor Class
Net assets applicable to outstanding shares	$208,304,904

Shares of beneficial interest outstanding	26,318,739

Net asset value per share outstanding	$7.91
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.37

Class A
Net assets applicable to outstanding shares	$1,818,385,263

Shares of beneficial interest outstanding	228,735,563

Net asset value per share outstanding	$7.95
Maximum sales charge (5.50% of offering price)	0.46

Maximum offering price per share outstanding	$8.41

Class B
Net assets applicable to outstanding shares	$71,015,838

Shares of beneficial interest outstanding	9,475,880

Net asset value and offering price per share outstanding	$7.49

Class C
Net assets applicable to outstanding shares	$428,312,311

Shares of beneficial interest outstanding	57,202,268

Net asset value and offering price per share outstanding	$7.49

Class I
Net assets applicable to outstanding shares	$11,972,461,436

Shares of beneficial interest outstanding	1,459,882,848

Net asset value and offering price per share outstanding	$8.20

Class R1
Net assets applicable to outstanding shares	$2,073,287,456

Shares of beneficial interest outstanding	255,497,982

Net asset value and offering price per share outstanding	$8.11

Class R2
Net assets applicable to outstanding shares	$1,015,589,333

Shares of beneficial interest outstanding	127,372,635

Net asset value and offering price per share outstanding	$7.97

Class R3
Net assets applicable to outstanding shares	$224,299,946

Shares of beneficial interest outstanding	28,575,397

Net asset value and offering price per share outstanding	$7.85

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$66,117,426
Interest	21,936

Total income	66,139,362

Expenses
Manager (See Note 3)	46,812,655
Transfer agent (See Note 3)	10,224,585
Distribution/Service—Investor Class (See Note 3)	214,590
Distribution/Service—Class A (See Note 3)	2,250,831
Distribution/Service—Class B (See Note 3)	354,085
Distribution/Service—Class C (See Note 3)	2,009,750
Distribution/Service—Class R2 (See Note 3)	1,059,066
Distribution/Service—Class R3 (See Note 3)	475,338
Shareholder service (See Note 3)	1,322,959
Shareholder communication	461,528
Registration	388,063
Professional fees	374,034
Trustees	199,529
Custodian	69,127
Miscellaneous	167,252

Total expenses before waiver/reimbursement	66,383,392
Expense waiver/reimbursement from Manager (See Note 3)	(167,826)

Net expenses	66,215,566

Net investment income (loss)	(76,204)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(107,296,489)
Net change in unrealized appreciation (depreciation) on investments	1,981,421,453

Net realized and unrealized gain (loss) on investments	1,874,124,964

Net increase (decrease) in net assets resulting from operations	$1,874,048,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(76,204)	$(19,203,459)
Net realized gain (loss) on investments (a)	(107,296,489)	454,053,678
Net change in unrealized appreciation (depreciation) on investments	1,981,421,453	123,965,023

Net increase (decrease) in net assets resulting from operations	1,874,048,760	558,815,242

Distributions to shareholders:
Investor Class	(3,134,315)	—
Class A	(42,302,238)	—
Class B	(1,683,517)	—
Class C	(9,016,820)	—
Class I	(193,020,340)	—
Class R1	(29,736,149)	—
Class R2	(16,672,198)	—
Class R3	(3,756,927)	—

Total distributions to shareholders	(299,322,504)	—

Capital share transactions:
Net proceeds from sale of shares	5,448,468,402	9,347,727,533
Net asset value of shares issued to shareholders in reinvestment of distributions	218,164,805	—
Cost of shares redeemed (b)	(2,345,834,059)	(2,744,011,243)

Increase (decrease) in net assets derived from capital share transactions	3,320,799,148	6,603,716,290

Net increase (decrease) in net assets	4,895,525,404	7,162,531,532

Net Assets
Beginning of period	12,916,131,083	5,753,599,551

End of period	$17,811,656,487	$12,916,131,083

Net investment loss at end of period	$(76,204)	$—

(a)	Includes realized gain of $20,175,242 due to an in-kind redemption during the year ended October 31, 2011. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $90,171,285 during the year ended October 31, 2011. (See Note 9)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$7.21		$6.55	$5.53	$4.70	$6.63

Net investment income (loss) (a)	(0.01)		(0.03)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.87		0.69	1.06	0.86	(1.90)

Total from investment operations	0.86		0.66	1.02	0.83	(1.93)

Less distributions:
From net realized gain on investments	(0.16)		—	—	—	—

Net asset value at end of period	$7.91		$7.21	$6.55	$5.53	$4.70

Total investment return (b)	12.21	% (c)	10.08%	18.44%	17.66%	(29.11	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22	%)††	(0.43%)	(0.64%)	(0.62%)	(0.73	%)††
Net expenses	1.08	% ††	1.15%	1.27%	1.45%	1.38	% ††
Expenses (before waiver/reimbursement)	1.08	% ††	1.15%	1.28%	1.45%	1.39	% ††
Portfolio turnover rate	20%		52%	91%	62%	115%
Net assets at end of period (in 000’s)	$208,305		$130,140	$93,733	$59,499	$46,762

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$7.24		$6.58	$5.54	$4.70		$7.37	$5.84

Net investment income (loss) (a)	(0.00	)‡	(0.02)	(0.03)	(0.02)		(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.87		0.68	1.07	0.86		(2.64)	1.57

Total from investment operations	0.87		0.66	1.04	0.84		(2.67)	1.53

Less distributions:
From net realized gain on investments	(0.16)		—	—	—		—	—

Net asset value at end of period	$7.95		$7.24	$6.58	$5.54		$4.70	$7.37

Total investment return (b)	12.30	% (c)	10.03%	18.77%	17.87	% (d)	(36.36%)	26.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12	%)††	(0.35%)	(0.52%)	(0.43%)		(0.52%)	(0.61%)
Net expenses	1.02	% ††	1.06%	1.17%	1.21%		1.23%	1.36%
Expenses (before waiver/reimbursement)	1.02	% ††	1.07%	1.18%	1.24%		1.26%	1.43%
Portfolio turnover rate	20%		52%	91%	62%		115%	74%
Net assets at end of period (in 000’s)	$1,818,385		$1,887,326	$1,131,968	$1,662,622		$495,184	$374,978

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009	2008	2007
Net asset value at beginning of period	$6.86		$6.28		$5.34		$4.57	$7.24	$5.77

Net investment income (loss) (a)	(0.03)		(0.08)		(0.08)		(0.06)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	0.82		0.66		1.02		0.83	(2.58)	1.55

Total from investment operations	0.79		0.58		0.94		0.77	(2.67)	1.47

Less distributions:
From net realized gain on investments	(0.16)		—		—		—	—	—

Net asset value at end of period	$7.49		$6.86		$6.28		$5.34	$4.57	$7.24

Total investment return (b)	11.81	% (c)	9.24	% (d)	17.60	% (d)	16.85%	(36.88%)	25.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.94	%)††	(1.18%)		(1.38%)		(1.35%)	(1.34%)	(1.34%)
Net expenses	1.83	% ††	1.90%		2.02%		2.20%	2.10%	2.11%
Expenses (before waiver/reimbursement)	1.83	% ††	1.90%		2.03%		2.21%	2.12%	2.18%
Portfolio turnover rate	20%		52%		91%		62%	115%	74%
Net assets at end of period (in 000’s)	$71,016		$72,591		$82,590		$63,327	$65,996	$132,402

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009		2008	2007
Net asset value at beginning of period	$6.85		$6.28	$5.33		$4.57		$7.23	$5.77

Net investment income (loss) (a)	(0.03)		(0.08)	(0.08)		(0.07)		(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.83		0.65	1.03		0.83		(2.57)	1.55

Total from investment operations	0.80		0.57	0.95		0.76		(2.66)	1.46

Less distributions:
From net realized gain on investments	(0.16)		—	—		—		—	—

Net asset value at end of period	$7.49		$6.85	$6.28		$5.33		$4.57	$7.23

Total investment return (b)	11.97	% (c)	9.08%	17.82	% (d)	16.63	% (d)	(36.79%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.95	%)††	(1.18%)	(1.39%)		(1.38%)		(1.41%)	(1.37%)
Net expenses	1.83	% ††	1.89%	2.02%		2.19%		2.11%	2.11%
Expenses (before waiver/reimbursement)	1.83	% ††	1.90%	2.03%		2.20%		2.12%	2.18%
Portfolio turnover rate	20%		52%	91%		62%		115%	74%
Net assets at end of period (in 000’s)	$428,312		$380,186	$262,799		$174,955		$93,249	$58,119

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$7.45		$6.75		$5.67		$4.79		$7.49	$5.89

Net investment income (loss) (a)	0.00	‡	(0.01)		(0.01)		0.00	‡	(0.01)	(0.00)‡
Net realized and unrealized gain (loss) on investments	0.91		0.71		1.09		0.88		(2.69)	1.60

Total from investment operations	0.91		0.70		1.08		0.88		(2.70)	1.60

Less distributions:
From net realized gain on investments	(0.16)		—		—		—		—	—

Net asset value at end of period	$8.20		$7.45		$6.75		$5.67		$4.79	$7.49

Total investment return (b)	12.50	%(c)	10.37	% (d)	19.05	% (d)	18.37%		(36.05%)	27.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10	%††	(0.09%)		(0.23%)		0.00	%(e)	(0.08%)	(0.01%)
Net expenses	0.77	%††	0.81%		0.85%		0.82%		0.79%	0.76%
Expenses (before waiver/reimbursement)	0.77	%††	0.82%		0.94%		0.99%		0.94%	0.91%
Portfolio turnover rate	20%		52%		91%		62%		115%	74%
Net assets at end of period (in 000’s)	$11,972,461		$8,465,658		$3,497,859		$1,341,715		$761,458	$524,485

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.

	Class R1
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.38		$6.70	$5.63	$4.76	$7.45	$5.87

Net investment income (loss) (a)	(0.00	)‡	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.89		0.70	1.09	0.88	(2.68)	1.59

Total from investment operations	0.89		0.68	1.07	0.87	(2.69)	1.58

Less distributions:
From net realized gain on investments	(0.16)		—	—	—	—	—

Net asset value at end of period	$8.11		$7.38	$6.70	$5.63	$4.76	$7.45

Total investment return (b)	12.34	% (c)	10.15%	19.01%	18.28%	(36.11%)	26.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01	%)††	(0.21%)	(0.35%)	(0.19%)	(0.16%)	(0.19%)
Net expenses	0.87	% ††	0.91%	0.97%	0.98%	0.88%	0.85%
Expenses (before waiver/reimbursement)	0.87	% ††	0.92%	1.04%	1.09%	1.03%	1.01%
Portfolio turnover rate	20%		52%	91%	62%	115%	74%
Net assets at end of period (in 000’s)	$2,073,287		$1,140,164	$418,253	$161,642	$62,344	$57,460

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.26		$6.61	$5.57	$4.72	$7.40	$5.84

Net investment income (loss) (a)	(0.01)		(0.03)	(0.04)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.88		0.68	1.08	0.87	(2.65)	1.58

Total from investment operations	0.87		0.65	1.04	0.85	(2.68)	1.56

Less distributions:
From net realized gain on investments	(0.16)		—	—	—	—	—

Net asset value at end of period	$7.97		$7.26	$6.61	$5.57	$4.72	$7.40

Total investment return (b)	12.27	% (c)	9.83%	18.67%	18.01%	(36.22%)	26.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25	%)††	(0.46%)	(0.66%)	(0.45%)	(0.46%)	(0.37%)
Net expenses	1.12	% ††	1.16%	1.28%	1.24%	1.14%	1.11%
Expenses (before waiver/reimbursement)	1.12	% ††	1.17%	1.29%	1.35%	1.29%	1.27%
Portfolio turnover rate	20%		52%	91%	62%	115%	74%
Net assets at end of period (in 000’s)	$1,015,589		$701,183	$217,002	$113,942	$35,410	$4,154

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Class R3
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.16		$6.53	$5.52	$4.69	$7.37	$5.83

Net investment income (loss) (a)	(0.02)		(0.05)	(0.06)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.87		0.68	1.07	0.86	(2.63)	1.58

Total from investment operations	0.85		0.63	1.01	0.83	(2.68)	1.54

Less distributions:
From net realized gain on investments	(0.16)		—	—	—	—	—

Net asset value at end of period	$7.85		$7.16	$6.53	$5.52	$4.69	$7.37

Total investment return (b)	12.16	% (c)	9.65%	18.30%	17.70%	(36.36%)	26.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.50	%)††	(0.70%)	(0.92%)	(0.70%)	(0.77%)	(0.66%)
Net expenses	1.37	% ††	1.41%	1.53%	1.49%	1.40%	1.35%
Expenses (before waiver/reimbursement)	1.37	% ††	1.42%	1.54%	1.59%	1.56%	1.51%
Portfolio turnover rate	20%		52%	91%	62%	115%	74%
Net assets at end of period (in 000’s)	$224,300		$138,883	$49,395	$13,436	$4,689	$117

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

As of January 13, 2012, the Fund is closed to new investors with certain exceptions. See the Fund’s prospectus for more information.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)   Repurchase Agreements.   The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed

22	MainStay Large Cap Growth Fund

by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Winslow Capital Management, Inc. (“Winslow” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The management fee is an annual percentage of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee, so that the management fee does not exceed 0.75% up to $500 million. All other management fee breakpoints remain the same. Without this fee waiver, the actual fee would be 0.80% up to $250 million; 0.75% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; 0.575% from $7 billion to $9 billion; and 0.565% in excess of $9 billion. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

The Manager has voluntarily agreed to waive a portion of its management fee so that it does not exceed the following percentages of the Fund’s average daily net assets: 0.72% up to $500 million; 0.70% from $500 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; and 0.575% from $7 billion to $9 billion; and 0.565% in excess of $9 billion. This voluntary waiver may be discontinued at any time.

The Manager has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.88% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Additionally, the Manager has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of the Fund’s average daily net assets. This voluntary waiver may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.61% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $46,812,655 and waived its fees and/or reimbursed expenses in the amount of $167,826.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1,

Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Class R1	$804,266
Class R2	423,626
Class R3	95,067

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,637 and $65,688, respectively, for the six-month period ended April 30, 2012.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $6, $7,280, $40,631 and $45,090, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$164,660
Class A	1,182,184
Class B	68,065
Class C	386,153
Class I	6,681,176
Class R1	1,060,032
Class R2	557,224
Class R3	125,091

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Large Cap Growth Fund

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$599	0.0	%‡
Class B	3,178	0.0	‡
Class C	3,471	0.0	‡
Class I	6,356	0.0	‡
Class R1	3,435	0.0	‡
Class R2	29,647	0.0	‡
Class R3	24,921	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $16,533,093 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $30,146,396 of capital losses in its reorganization with MainStay Mid Cap Growth Fund (see Note 9). Use of these losses may be limited due to the provisions of Internal Revenue Code section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016	$16,533

The Fund utilized $138,111,999 of capital loss carryforwards during the year ended October 31, 2011.

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $6,078,996 and $2,989,424, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	10,333,314	$74,704,563
Shares issued to shareholders in reinvestment of distributions	446,341	3,124,869
Shares redeemed	(2,449,607)	(18,345,590)

Net increase (decrease) in shares outstanding before conversion	8,330,048	59,483,842
Shares converted into Investor Class (See Note 1)	719,073	5,257,050
Shares converted from Investor Class (See Note 1)	(786,843)	(6,031,872)

Net increase (decrease)	8,262,278	$58,709,020

Year ended October 31, 2011:
Shares sold	5,702,548	$38,655,882
Shares redeemed	(2,740,989)	(19,713,173)

Net increase (decrease) in shares outstanding before conversion	2,961,559	18,942,709
Shares converted into Investor Class (See Note 1)	1,460,380	10,264,041
Shares converted from Investor Class (See Note 1)	(669,598)	(4,747,092)

Net increase (decrease)	3,752,341	$24,459,658

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	50,388,790	$365,980,835
Shares issued to shareholders in reinvestment of distributions	5,344,879	37,575,729
Shares redeemed	(88,729,922)	(636,760,903)

Net increase (decrease) in shares outstanding before conversion	(32,996,253)	(233,204,339)
Shares converted into Class A (See Note 1)	1,051,033	8,007,466
Shares converted from Class A (See Note 1)	(26,662)	(216,232)

Net increase (decrease)	(31,971,882)	$(225,413,105)

Year ended October 31, 2011:
Shares sold	181,470,698	$1,311,688,729
Shares redeemed	(93,840,875)	(659,903,255)

Net increase (decrease) in shares outstanding before conversion	87,629,823	651,785,474
Shares converted into Class A (See Note 1)	1,256,201	8,956,912
Shares converted from Class A (See Note 1)	(304,197)	(2,072,144)

Net increase (decrease)	88,581,827	$658,670,242

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	463,122	$3,197,861
Shares issued to shareholders in reinvestment of distributions	219,226	1,457,422
Shares redeemed	(774,366)	(5,479,245)

Net increase (decrease) in shares outstanding before conversion	(92,018)	(823,962)
Shares converted from Class B (See Note 1)	(1,013,007)	(7,016,412)

Net increase (decrease)	(1,105,025)	$(7,840,374)

Year ended October 31, 2011:
Shares sold	1,359,085	$9,347,566
Shares redeemed	(2,095,004)	(14,349,392)

Net increase (decrease) in shares outstanding before conversion	(735,919)	(5,001,826)
Shares converted from Class B (See Note 1)	(1,827,164)	(12,401,717)

Net increase (decrease)	(2,563,083)	$(17,403,543)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	6,401,948	$43,206,956
Shares issued to shareholders in reinvestment of distributions	464,352	3,082,334
Shares redeemed	(5,128,796)	(35,817,713)

Net increase (decrease)	1,737,504	$10,471,577

Year ended October 31, 2011:
Shares sold	22,562,736	$155,503,002
Shares redeemed	(8,952,657)	(60,971,444)

Net increase (decrease)	13,610,079	$94,531,558

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	484,348,290	$3,672,829,830
Shares issued to shareholders in reinvestment of distributions	17,729,231	128,359,572
Shares redeemed	(177,953,398)	(1,371,199,485)

Net increase (decrease)	324,124,123	$2,429,989,917

Year ended October 31, 2011:
Shares sold	861,822,014	$6,398,461,657
Shares redeemed (a)	(243,882,757)	(1,761,683,149)

Net increase (decrease)	617,939,257	$4,636,778,508

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	111,853,400	$845,470,111
Shares issued to shareholders in reinvestment of distributions	4,141,499	29,694,545
Shares redeemed	(14,983,487)	(112,944,666)

Net increase (decrease)	101,011,412	$762,219,990

Year ended October 31, 2011:
Shares sold	108,232,421	$792,700,960
Shares redeemed	(16,214,633)	(118,246,931)

Net increase (decrease)	92,017,788	$674,454,029

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	47,516,528	$351,718,731
Shares issued to shareholders in reinvestment of distributions	1,649,907	11,631,846
Shares redeemed	(18,328,001)	(136,491,005)

Net increase (decrease)	30,838,434	$226,859,572

Year ended October 31, 2011:
Shares sold	75,569,737	$533,861,744
Shares redeemed	(11,888,901)	(85,483,044)

Net increase (decrease)	63,680,836	$448,378,700

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	12,619,750	$91,359,515
Shares issued to shareholders in reinvestment of distributions	465,970	3,238,488
Shares redeemed	(3,903,149)	(28,795,452)

Net increase (decrease)	9,182,571	$65,802,551

Year ended October 31, 2011:
Shares sold	15,129,955	$107,507,993
Shares redeemed	(3,303,505)	(23,660,855)

Net increase (decrease)	11,826,450	$83,847,138

(a)	Includes the redemption of 13,112,802 shares through an in-kind transfer of securities in the amount of $90,171,285. (See Note 9)

26	MainStay Large Cap Growth Fund

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
9/14/11	13,112,802	$90,171,285	$20,175,242

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management Inc. (“Winslow”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Winslow. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Winslow on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow, and responses from New York Life Investments and Winslow to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Winslow; (ii) the investment performance of the Fund, New York Life Investments and Winslow; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Winslow and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Winslow

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Winslow provides to the Fund. The Board evaluated Winslow’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Winslow’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow,

28	MainStay Large Cap Growth Fund

and Winslow’s overall legal and compliance environment. The Board also reviewed Winslow’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow

The Board considered the costs of the services provided by New York Life Investments and Winslow under the Agreements, and the profits realized by New York Life Investments and its affiliates and Winslow due to their relationships with the Fund. Because Winslow’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Winslow, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Winslow concerning other business relationships between Winslow and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Winslow,

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Board concluded that any profits realized by Winslow due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow, and are based on fees paid to Winslow by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Winslow are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26467 MS119-12	MSLG10-06/12 NL031

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison 1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.03 12.20%	–3.28 2.35%	–3.05 –1.95%	1.97 2.55%	1.54 1.54%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.23 12.41	–2.77 2.89	–2.64 –1.53	2.19 2.77	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6.73 11.73	–3.40 1.60	–3.04 –2.69	1.79 1.79	2.29 2.29
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.73 11.73	0.60 1.60	–2.69 –2.69	1.79 1.79	2.29 2.29
Class I Shares[4]	No Sales Charge		12.49	3.15	–1.19	3.16	0.74
Class R2 Shares[5]	No Sales Charge		12.35	2.79	–1.63	2.67	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares include the historical performance of
Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through April 30, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been different. As of April 30, 2012, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[6]	12.77%	4.76%	1.01%	4.71%
Russell 1000® Index[7]	12.89	4.11	1.23	5.09
Average Lipper Large-Cap Core Fund[8]	11.62	2.22	0.37	4.05

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,122.00	$8.28	$1,017.10	$7.87

Class A Shares	$1,000.00	$1,124.10	$5.65	$1,019.50	$5.37

Class B Shares	$1,000.00	$1,117.30	$12.21	$1,013.30	$11.61

Class C Shares	$1,000.00	$1,117.30	$12.21	$1,013.30	$11.61

Class I Shares	$1,000.00	$1,124.90	$4.33	$1,020.80	$4.12

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.57% for Investor Class, 1.07% for Class A, 2.32% for Class B and Class C and 0.82% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	9.8%
Computers & Peripherals	6.2
Health Care Providers & Services	4.8
Pharmaceuticals	4.8
Software	4.8
Specialty Retail	4.7
Insurance	4.6
IT Services	4.5
Media	3.7
Food & Staples Retailing	3.4
Exchange Traded Fund	3.1
Semiconductors & Semiconductor Equipment	2.9
Tobacco	2.8
Biotechnology	2.6
Diversified Financial Services	2.6
Diversified Telecommunication Services	2.6
Aerospace & Defense	2.4
Hotels, Restaurants & Leisure	2.4
Machinery	2.3
Commercial Banks	2.1
Industrial Conglomerates	1.9
Capital Markets	1.8
Food Products	1.8
Internet Software & Services	1.8
Communications Equipment	1.7
Multiline Retail	1.4
Beverages	1.3
Household Products	1.1
Internet & Catalog Retail	1.0
Road & Rail	1.0

Consumer Finance	0.9%
Chemicals	0.8
Energy Equipment & Services	0.8
Paper & Forest Products	0.7
Real Estate Investment Trusts	0.6
Electronic Equipment & Instruments	0.5
Trading Companies & Distributors	0.5
Construction & Engineering	0.4
Metals & Mining	0.4
Wireless Telecommunication Services	0.4
Diversified Consumer Services	0.3
Electric Utilities	0.3
Multi-Utilities	0.3
Building Products	0.2
Health Care Equipment & Supplies	0.2
Household Durables	0.2
Life Sciences Tools & Services	0.2
Air Freight & Logistics	0.1
Commercial Services & Supplies	0.1
Electrical Equipment	0.1
Gas Utilities	0.1
Professional Services	0.1
Airlines	0.0	‡
Containers & Packaging	0.0	‡
Distributors	0.0	‡
Personal Products	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012

1.	Apple, Inc.
2.	ExxonMobil Corp.
3.	S&P 500 Index—SPDR Trust Series 1
4.	Microsoft Corp.
5.	Chevron Corp.
6.	Philip Morris International, Inc.
7.	International Business Machines Corp.
8.	Google, Inc. Class A
9.	Intel Corp.
10.	Verizon Communications, Inc.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Common Stock Fund returned 12.20% for Investor Class shares, 12.41% for Class A shares, 11.73% for Class B shares and 11.73% for Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 12.49% and Class R2 shares1 returned 12.35%. All share classes outperformed the 11.62% return of the average Lipper2 large-cap core fund for the same period. All share classes underperformed the 12.77% return of the S&P 500® Index3 for the six months ended April 30, 2012. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek long-term growth of capital.

What factors affected the Fund’s relative performance during the reporting period?

Continued market turmoil during the reporting period translated into underperformance of trend-following factors in the Fund’s stock-selection model, such as industry momentum and price momentum. These factors detracted from the Fund’s performance relative to the S&P 500® Index. On the positive side, valuation factors in the Fund’s model proved effective, as stocks that the model deemed to be least expensive tended to have higher returns than those deemed to be most expensive. Among the valuation factors of the Fund’s model, free-cash-flow multiples proved more effective than operating-cash-flow–based multiples.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were financials, information technology and consumer discretionary. (Con-tributions take weightings and total returns into account.) In financials, favorable stock selection helped the Fund’s relative performance. In information technology and consumer discretionary, overweight sector positions and good stock selection strengthened the Fund’s relative performance during the reporting period.

During the reporting period, the weakest sector contributions to the Fund’s relative performance came from consumer staples, industrials and telecommunication services. Underweight positions in consumer staples and industrials and unfavorable stock selection in these sectors detracted from the Fund’s relative performance. In telecommunication services, adverse stock selection detracted from the Fund’s performance relative to the S&P 500® Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Fund’s absolute performance came from computers & peripherals company Apple, commercial bank Wells Fargo and software giant Microsoft. Apple continued to impress investors with solid earnings and revenues from a suite of products that enjoys a loyal consumer following. Wells Fargo is a company with a strong competitive advantage; and in a commodity business like banking, the producer with the lowest costs will often capture greater economic benefits. Over the past decade, Microsoft had lost market share in key business segments to rivals Apple and Google by failing to capture a significant slice of the growing smartphone, tablet and cloud computing markets. During the reporting period, however, strong sales in the company’s Windows and Windows Live segments—as well as the upcoming release of Windows 8—forced analysts to rethink their bearish or indifferent positions. Also, an alliance with Facebook and a new strategic partnership with Barnes & Noble helped Microsoft diversify its technology portfolio enough for many analysts to believe that the company was in a better position to weather competitive storms. Both deals were rooted in Microsoft’s purchase of AOL’s patents for $1 billion in early April 2012.

The stocks that detracted the most from the Fund’s absolute performance were enterprise software & services company Oracle, gold miner Newmont Mining and oil & gas drilling contractor Nabors Industries. Oracle’s revenue and profits were dragged down by the company’s hardware unit, which experienced declining quarterly revenues. Newmont Mining suffered when strong gold prices were offset by discontinued operations and weaker gold output. Shares of Nabors Industries plunged during the reporting period, as investors focused on the low price of natural gas and some companies reduced drilling and other activities. These developments could lead to slower reve-nue growth for Nabors Industries in the coming weeks and months.

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a Fund position in computers & peripherals company EMC during the reporting period. EMC, a leader in data storage systems, is expected to benefit from growth in cloud computing and big data initiatives. We also purchased shares of multiline retailer Macy’s, which showed strong results during the portion of the reporting period it was held in the Fund. The company continues to benefit from a strong brand and a large physical footprint in the United States. During the recent holiday season, Macy’s did a good job of attracting customers without sacrificing margins.

Among the stocks sold by the Fund during the reporting period were computers & peripherals company Hewlett-Packard and diversified financial services company Leucadia National. As the world’s largest PC maker, Hewlett-Packard is under pressure from Apple’s iPad and other products. Leucadia National’s stock suffered when the company’s gross profit margin for the first quarter of the company’s fiscal year 2012 fell significantly below levels for the same period a year ago.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s most substantial increases in sector weightings relative to the S&P 500® Index were in information technology and consumer discretionary. Over the same period, the Fund’s most substantial decreases in sector weightings relative to the Index were in utilities and energy.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund held positions that were overweight relative to the S&P 500® Index in the consumer discretionary and information technology sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 97.0%†
Aerospace & Defense 2.4%
General Dynamics Corp.	3,244	$218,970
Goodrich Corp.	1,235	154,943
L-3 Communications Holdings, Inc.	1,362	100,161
Lockheed Martin Corp.	11,003	996,212
Northrop Grumman Corp.	3,501	221,543
Textron, Inc.	30,484	812,094
United Technologies Corp.	6,608	539,477

		3,043,400

Air Freight & Logistics 0.1%
FedEx Corp.	2,151	189,804

Airlines 0.0%‡
Alaska Air Group, Inc. (a)	1,326	44,819

Beverages 1.3%
Coca-Cola Co. (The)	10,779	822,653
Constellation Brands, Inc. Class A (a)	6,620	142,992
PepsiCo., Inc.	9,988	659,208

		1,624,853

Biotechnology 2.6%
Amgen, Inc.	18,901	1,344,050
Biogen Idec, Inc. (a)	4,513	604,787
Celgene Corp. (a)	4,648	338,932
Gilead Sciences, Inc. (a)	17,146	891,764

		3,179,533

Building Products 0.2%
Fortune Brands Home & Security, Inc. (a)	10,336	235,041

Capital Markets 1.8%
Bank of New York Mellon Corp. (The)	25,300	598,345
Charles Schwab Corp. (The)	33,191	474,631
Legg Mason, Inc.	6,191	161,399
Northern Trust Corp.	7,234	344,266
Raymond James Financial, Inc.	745	27,282
State Street Corp.	12,079	558,292
Waddell & Reed Financial, Inc. Class A	3,166	101,249

		2,265,464

Chemicals 0.8%
CF Industries Holdings, Inc.	2,373	458,131
Monsanto Co.	451	34,357
PPG Industries, Inc.	4,765	501,469
Sherwin-Williams Co. (The)	454	54,607

		1,048,564

	Shares	Value

Commercial Banks 2.1%
Fifth Third Bancorp	27,943	$397,629
Huntington Bancshares, Inc.	29,278	195,870
KeyCorp	48,190	387,448
PNC Financial Services Group, Inc.	10,561	700,405
Wells Fargo & Co.	26,366	881,415

		2,562,767

Commercial Services & Supplies 0.1%
Iron Mountain, Inc.	2,138	64,931
R.R. Donnelley & Sons Co.	5,553	69,468

		134,399

Communications Equipment 1.7%
Cisco Systems, Inc.	89,665	1,806,749
Motorola Mobility Holdings, Inc. (a)	29	1,126
QUALCOMM, Inc.	4,239	270,618

		2,078,493

Computers & Peripherals 6.2%
♦Apple, Inc. (a)	10,176	5,945,226
Dell, Inc. (a)	16,256	266,111
EMC Corp. (a)	23,537	663,979
Hewlett-Packard Co.	4,533	112,237
Lexmark International, Inc. Class A	6,538	196,794
NCR Corp. (a)	3,350	78,725
NetApp, Inc. (a)	2,484	96,454
Western Digital Corp. (a)	10,267	398,462

		7,757,988

Construction & Engineering 0.4%
KBR, Inc.	6,651	225,203
URS Corp.	6,915	285,659

		510,862

Consumer Finance 0.9%
American Express Co.	3,536	212,903
Discover Financial Services	28,327	960,285

		1,173,188

Containers & Packaging 0.0%‡
Ball Corp.	37	1,545

Distributors 0.0%‡
Genuine Parts Co.	54	3,498

Diversified Consumer Services 0.3%
Apollo Group, Inc. Class A (a)	3,542	124,749
H&R Block, Inc.	15,214	223,646

		348,395

Diversified Financial Services 2.6%
Bank of America Corp.	139,440	1,130,858

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held as of April 30, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
Citigroup, Inc.	5,353	$176,863
JPMorgan Chase & Co.	43,672	1,877,023
NASDAQ OMX Group, Inc. (The) (a)	311	7,641

		3,192,385

Diversified Telecommunication Services 2.6%
AT&T, Inc.	40,298	1,326,207
♦Verizon Communications, Inc.	46,801	1,889,825

		3,216,032

Electric Utilities 0.3%
Exelon Corp.	8,955	349,335
Progress Energy, Inc.	574	30,548
Southern Co.	275	12,633

		392,516

Electrical Equipment 0.1%
Emerson Electric Co.	2,791	146,639

Electronic Equipment & Instruments 0.5%
Avnet, Inc. (a)	2,827	101,998
Ingram Micro, Inc. Class A (a)	6,209	120,827
Jabil Circuit, Inc.	4,744	111,247
Molex, Inc.	419	11,560
TE Connectivity, Ltd.	6,403	233,454

		579,086

Energy Equipment & Services 0.8%
Diamond Offshore Drilling, Inc.	274	18,783
Halliburton Co.	1,293	44,246
Helmerich & Payne, Inc.	128	6,578
Nabors Industries, Ltd. (a)	13,249	220,596
Patterson-UTI Energy, Inc.	5,837	94,384
Schlumberger, Ltd.	1,850	137,159
Superior Energy Services, Inc. (a)	16,461	443,130

		964,876

Food & Staples Retailing 3.4%
Costco Wholesale Corp.	3,982	351,093
CVS Caremark Corp.	20,221	902,261
Kroger Co. (The)	34,982	814,031
Safeway, Inc.	15,457	314,241
SUPERVALU, Inc.	15,490	92,010
Wal-Mart Stores, Inc.	29,169	1,718,346

		4,191,982

Food Products 1.8%
Archer-Daniels-Midland Co.	14,556	448,762
ConAgra Foods, Inc.	31,798	821,024
Dean Foods Co. (a)	26,194	321,662
Tyson Foods, Inc. Class A	38,696	706,202

		2,297,650

	Shares	Value

Gas Utilities 0.1%
ONEOK, Inc.	1,298	$111,485

Health Care Equipment & Supplies 0.2%
Cooper Cos., Inc. (The)	299	26,363
ResMed, Inc. (a)	7,574	257,592

		283,955

Health Care Providers & Services 4.8%
Aetna, Inc.	14,668	645,979
AmerisourceBergen Corp.	10,559	392,900
DaVita, Inc. (a)	6,113	541,490
Express Scripts Holding Co. (a)	8,661	483,197
Humana, Inc.	5,216	420,827
McKesson Corp.	8,566	783,018
Omnicare, Inc.	14,029	488,770
UnitedHealth Group, Inc.	23,604	1,325,365
WellCare Health Plans, Inc. (a)	5,064	309,815
WellPoint, Inc.	8,006	542,967

		5,934,328

Hotels, Restaurants & Leisure 2.4%
Carnival Corp.	1,419	46,103
Marriott International, Inc. Class A	22,971	897,936
McDonald’s Corp.	1,770	172,487
Wyndham Worldwide Corp.	18,093	910,802
Wynn Resorts, Ltd.	7,003	934,200

		2,961,528

Household Durables 0.2%
Harman International Industries, Inc.	6,020	298,472
Leggett & Platt, Inc.	435	9,470

		307,942

Household Products 1.1%
Kimberly-Clark Corp.	5,414	424,836
Procter & Gamble Co. (The)	15,165	965,101

		1,389,937

Industrial Conglomerates 1.9%
3M Co.	2,318	207,137
General Electric Co.	64,664	1,266,121
Tyco International, Ltd.	16,317	915,873

		2,389,131

Insurance 4.6%
Aflac, Inc.	21,901	986,421
American International Group, Inc. (a)	21,388	727,834
Assurant, Inc.	1,487	59,986
Berkshire Hathaway, Inc. Class B (a)	7,081	569,666
Chubb Corp. (The)	2,949	215,483
Fidelity National Financial, Inc. Class A	2,990	57,617
Hartford Financial Services Group, Inc. (The)	20,041	411,843
MetLife, Inc.	26,945	970,828
Principal Financial Group, Inc.	11,857	328,083

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance (continued)
Prudential Financial, Inc.	15,568	$942,487
Travelers Cos., Inc. (The)	6,289	404,509

		5,674,757

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	3,126	724,919
Expedia, Inc.	11,400	485,982

		1,210,901

Internet Software & Services 1.8%
♦Google, Inc. Class A (a)	3,661	2,215,747

IT Services 4.5%
Accenture PLC Class A	18,541	1,204,238
Alliance Data Systems Corp. (a)	4,443	570,881
Computer Sciences Corp.	8,258	231,719
Fidelity National Information Services, Inc.	7,342	247,205
Global Payments, Inc.	885	41,091
♦International Business Machines Corp.	10,801	2,236,671
MasterCard, Inc. Class A	1,202	543,629
SAIC, Inc.	1,835	22,314
Total System Services, Inc.	22,943	539,619

		5,637,367

Life Sciences Tools & Services 0.2%
Agilent Technologies, Inc.	3,541	149,359
Covance, Inc. (a)	1,580	73,881

		223,240

Machinery 2.3%
AGCO Corp. (a)	6,300	293,391
Caterpillar, Inc.	2,085	214,275
Cummins, Inc.	8,429	976,331
Ingersoll-Rand PLC	15,062	640,436
PACCAR, Inc.	5,275	226,614
Wabtec Corp.	975	75,836
Xylem, Inc.	14,652	408,498

		2,835,381

Media 3.7%
Comcast Corp. Class A	34,829	1,056,363
DIRECTV Class A (a)	22,221	1,094,829
Gannett Co., Inc.	33,818	467,365
Interpublic Group of Cos., Inc. (The)	12,528	147,956
McGraw-Hill Cos., Inc. (The)	16,794	825,761
Time Warner Cable, Inc.	12,316	990,822
Washington Post Co. Class B	120	45,380

		4,628,476

Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc.	5,348	204,829
Newmont Mining Corp.	1,631	77,717

	Shares	Value

Metals & Mining (continued)
Steel Dynamics, Inc.	17,199	$219,631

		502,177

Multi-Utilities 0.3%
Consolidated Edison, Inc.	5,077	301,828
Public Service Enterprise Group, Inc.	628	19,562

		321,390

Multiline Retail 1.4%
Big Lots, Inc. (a)	9,335	342,034
J.C. Penney Co., Inc.	13,088	471,953
Kohl’s Corp.	311	15,591
Macy’s, Inc.	21,755	892,390

		1,721,968

Oil, Gas & Consumable Fuels 9.8%
Apache Corp.	1,786	171,349
♦Chevron Corp.	26,061	2,777,060
ConocoPhillips	19,516	1,397,931
♦ExxonMobil Corp.	54,086	4,669,785
HollyFrontier Corp.	6,587	203,011
Marathon Oil Corp.	25,984	762,371
Marathon Petroleum Corp.	6,722	279,703
Occidental Petroleum Corp.	11,666	1,064,173
Tesoro Corp. (a)	5,645	131,246
Valero Energy Corp.	11,309	279,332
WPX Energy, Inc. (a)	23,372	410,646

		12,146,607

Paper & Forest Products 0.7%
Domtar Corp.	1,638	143,292
International Paper Co.	21,567	718,397

		861,689

Personal Products 0.0%‡
Avon Products, Inc.	2,088	45,101

Pharmaceuticals 4.8%
Abbott Laboratories	20,156	1,250,881
Eli Lilly & Co.	28,924	1,197,164
Endo Pharmaceuticals Holdings, Inc. (a)	1,323	46,490
Johnson & Johnson	14,185	923,302
Merck & Co., Inc.	24,166	948,274
Pfizer, Inc.	71,517	1,639,885

		6,005,996

Professional Services 0.1%
Robert Half International, Inc.	1,211	36,088
Towers Watson & Co. Class A	1,267	82,862

		118,950

Real Estate Investment Trusts 0.6%
Public Storage	4,155	595,245
Rayonier, Inc.	1,536	69,658

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	514	$79,978

		744,881

Road & Rail 1.0%
CSX Corp.	10,956	244,428
J.B. Hunt Transport Services, Inc.	8,208	454,149
Norfolk Southern Corp.	931	67,898
Ryder System, Inc.	1,611	78,488
Union Pacific Corp.	3,755	422,212

		1,267,175

Semiconductors & Semiconductor Equipment 2.9%
Applied Materials, Inc.	32,341	387,769
Broadcom Corp. Class A (a)	3,522	128,905
♦Intel Corp.	75,450	2,142,780
KLA-Tencor Corp.	3,449	179,865
Lam Research Corp. (a)	932	38,818
Novellus Systems, Inc. (a)	6,211	290,364
NVIDIA Corp. (a)	35,199	457,587

		3,626,088

Software 4.8%
BMC Software, Inc. (a)	13,944	575,330
CA, Inc.	12,218	322,800
Cadence Design Systems, Inc. (a)	5,608	65,445
♦Microsoft Corp.	95,021	3,042,572
Oracle Corp.	46,174	1,357,054
Symantec Corp. (a)	5,836	96,411
Synopsys, Inc. (a)	18,006	540,360

		5,999,972

Specialty Retail 4.7%
Advance Auto Parts, Inc.	9,025	828,495
American Eagle Outfitters, Inc.	5,093	91,725
Ascena Retail Group, Inc. (a)	11,042	226,140
AutoZone, Inc. (a)	18	7,131
Best Buy Co., Inc.	6,388	140,983
Chico’s FAS, Inc.	8,137	124,984
Foot Locker, Inc.	18,713	572,431
GameStop Corp. Class A	3,618	82,346
Gap, Inc. (The)	28,488	811,908
Home Depot, Inc. (The)	12,115	627,436
Lowe’s Cos., Inc.	16,401	516,140
O’Reilly Automotive, Inc. (a)	7,905	833,661
PetSmart, Inc.	13,600	792,336
Staples, Inc.	14,496	223,238

		5,878,954

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	311	2,196

	Shares	Value

Tobacco 2.8%
Altria Group, Inc.	15,117	$486,919
Lorillard, Inc.	5,217	705,808
♦Philip Morris International, Inc.	25,307	2,265,229
Reynolds American, Inc.	181	7,390

		3,465,346

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	7,833	365,645
W.W. Grainger, Inc.	998	207,404

		573,049

Wireless Telecommunication Services 0.4%
MetroPCS Communications, Inc. (a)	19,044	139,021
Sprint Nextel Corp. (a)	135,875	336,970

		475,991

Total Common Stocks (Cost $108,261,524)		120,745,484

Exchange Traded Fund 3.1% (b)
♦S&P 500 Index - SPDR Trust Series 1	28,046	3,919,989

Total Exchange Traded Fund (Cost $3,918,681)		3,919,989

Total Investments (Cost $112,180,205) (c)	100.1%	124,665,473
Other Assets, Less Liabilities	(0.1)	(142,232)
Net Assets	100.0%	$124,523,241

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2012, cost is $116,217,235 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,723,984
Gross unrealized depreciation	(5,275,746)

Net unrealized appreciation	$8,448,238

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$120,745,484	$—	$—	$120,745,484
Exchange Traded Fund	3,919,989	—	—	3,919,989

Total Investments in Securities	$124,665,473	$—	$—	$124,665,473

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $112,180,205)	$124,665,473
Cash	4,850
Receivables:
Investment securities sold	990,736
Dividends and interest	116,384
Fund shares sold	28,481
Other assets	43,231

Total assets	125,849,155

Liabilities
Payables:
Investment securities purchased	979,648
Fund shares redeemed	173,023
Manager (See Note 3)	59,203
Transfer agent (See Note 3)	38,935
Shareholder communication	30,193
Professional fees	26,070
NYLIFE Distributors (See Note 3)	12,052
Custodian	5,048
Trustees	690
Accrued expenses	1,052

Total liabilities	1,325,914

Net assets	$124,523,241

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$99,652
Additional paid-in capital	202,120,656

202,220,308
Undistributed net investment income	650,947
Accumulated net realized gain (loss) on investments	(90,833,282)
Net unrealized appreciation (depreciation) on investments	12,485,268

Net assets	$124,523,241

Investor Class
Net assets applicable to outstanding shares	$14,885,795

Shares of beneficial interest outstanding	1,185,340

Net asset value per share outstanding	$12.56
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.29

Class A
Net assets applicable to outstanding shares	$12,189,360

Shares of beneficial interest outstanding	971,875

Net asset value per share outstanding	$12.54
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.27

Class B
Net assets applicable to outstanding shares	$6,530,685

Shares of beneficial interest outstanding	562,508

Net asset value and offering price per share outstanding	$11.61

Class C
Net assets applicable to outstanding shares	$1,380,171

Shares of beneficial interest outstanding	118,893

Net asset value and offering price per share outstanding	$11.61

Class I
Net assets applicable to outstanding shares	$89,537,230

Shares of beneficial interest outstanding	7,126,574

Net asset value and offering price per share outstanding	$12.56

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,380,464
Interest	8

Total income	1,380,472

Expenses
Manager (See Note 3)	371,371
Transfer agent (See Note 3)	101,374
Distribution/Service—Investor Class (See Note 3)	17,853
Distribution/Service—Class A (See Note 3)	14,094
Distribution/Service—Class B (See Note 3)	33,176
Distribution/Service—Class C (See Note 3)	6,428
Registration	38,092
Professional fees	24,206
Shareholder communication	18,080
Custodian	16,662
Trustees	1,929
Miscellaneous	6,160

Total expenses	649,425

Net investment income (loss)	731,047

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,100,838
Net change in unrealized appreciation (depreciation) on investments	8,039,893

Net realized and unrealized gain (loss) on investments	14,140,731

Net increase (decrease) in net assets resulting from operations	$14,871,778

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$731,047	$2,998,653
Net realized gain (loss) on investments	6,100,838	33,497,513
Net change in unrealized appreciation (depreciation) on investments	8,039,893	(15,466,809)

Net increase (decrease) in net assets resulting from operations	14,871,778	21,029,357

Dividends to shareholders:
From net investment income:
Investor Class	(154,586)	(49,796)
Class A	(173,110)	(117,655)
Class B	(25,337)	(2,806)
Class C	(4,598)	(441)
Class I	(1,961,353)	(3,037,676)

Total dividends to shareholders	(2,318,984)	(3,208,374)

Capital share transactions:
Net proceeds from sale of shares	14,098,218	51,838,875
Net asset value of shares issued to shareholders in reinvestment of dividends	1,993,946	2,990,464
Cost of shares redeemed	(48,832,560)	(193,804,634)

Increase (decrease) in net assets derived from capital share transactions	(32,740,396)	(138,975,295)

Net increase (decrease) in net assets	(20,187,602)	(121,154,312)

Net Assets
Beginning of period	144,710,843	265,865,155

End of period	$124,523,241	$144,710,843

Undistributed net investment income at end of period	$650,947	$2,238,884

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$11.32		$10.77	$9.69	$9.27	$13.17

Net investment income (loss) (a)	0.03		0.06	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.34		0.53	1.13	0.40	(3.93)

Total from investment operations	1.37		0.59	1.16	0.47	(3.90)

Less dividends:
From net investment income	(0.13)		(0.04)	(0.08)	(0.05)	—

Net asset value at end of period	$12.56		$11.32	$10.77	$9.69	$9.27

Total investment return (b)	12.20	%(c)	5.47%	11.99%	5.12%	(29.61	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	0.56%	0.25%	0.81%	0.41	% ††
Net expenses	1.57	%††	1.52%	1.61%	1.46%	1.40	% ††
Expenses (before waiver/reimbursement)	1.57	%††	1.52%	1.61%	1.73%	1.58	% ††
Portfolio turnover rate	77%		139%	152%	138%	158%
Net assets at end of period (in 000’s)	$14,886		$13,917	$13,661	$12,752	$11,811

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.34		$10.79	$9.70	$9.28	$16.10	$14.66

Net investment income (loss) (a)	0.06		0.13	0.09	0.12	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.33		0.53	1.13	0.40	(5.70)	1.72

Total from investment operations	1.39		0.66	1.22	0.52	(5.62)	1.78

Less dividends and distributions:
From net investment income	(0.19)		(0.11)	(0.13)	(0.10)	(0.06)	(0.06)
From net realized gain on investments	—		—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.19)		(0.11)	(0.13)	(0.10)	(1.20)	(0.34)

Net asset value at end of period	$12.54		$11.34	$10.79	$9.70	$9.28	$16.10

Total investment return (b)	12.41	%(c)	6.10%	12.64%	5.80%	(37.22%)	12.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	1.12%	0.90%	1.38%	0.65%	0.42%
Net expenses	1.07	%††	0.97%	0.96%	0.94%	1.15%	1.29%
Expenses (before waiver/reimbursement)	1.07	%††	0.97%	0.96%	0.98%	1.30%	1.48%
Portfolio turnover rate	77%		139%	152%	138%	158%	122%
Net assets at end of period (in 000’s)	$12,189		$10,662	$12,140	$11,579	$12,530	$44,874

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.43		$9.96	$8.97	$8.60	$15.07	$13.80

Net investment income (loss) (a)	(0.01)		(0.02)	(0.05)	0.01	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.23		0.49	1.05	0.36	(5.29)	1.59

Total from investment operations	1.22		0.47	1.00	0.37	(5.33)	1.55

Less dividends and distributions:
From net investment income	(0.04)		(0.00)‡	(0.01)	—	—	—
From net realized gain on investments	—		—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.04)		(0.00)‡	(0.01)	—	(1.14)	(0.28)

Net asset value at end of period	$11.61		$10.43	$9.96	$8.97	$8.60	$15.07

Total investment return (b)	11.73	%(c)	4.75%	11.14%	4.30%	(37.77%)	11.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	(0.17%)	(0.49%)	0.14%	(0.30%)	(0.31%)
Net expenses	2.32	% ††	2.27%	2.36%	2.20%	2.10%	2.04%
Expenses (before waiver/reimbursement)	2.32	% ††	2.27%	2.36%	2.49%	2.27%	2.23%
Portfolio turnover rate	77%		139%	152%	138%	158%	122%
Net assets at end of period (in 000’s)	$6,531		$6,762	$8,466	$10,371	$13,212	$33,203

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.43		$9.96	$8.97	$8.59	$15.07	$13.79

Net investment income (loss) (a)	(0.01)		(0.02)	(0.05)	0.01	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.23		0.49	1.05	0.37	(5.30)	1.61

Total from investment operations	1.22		0.47	1.00	0.38	(5.34)	1.56

Less dividends and distributions:
From net investment income	(0.04)		(0.00)‡	(0.01)	—	—	—
From net realized gain on investments	—		—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.04)		(0.00)‡	(0.01)	—	(1.14)	(0.28)

Net asset value at end of period	$11.61		$10.43	$9.96	$8.97	$8.59	$15.07

Total investment return (b)	11.73	%(c)	4.75%	11.12%	4.42%	(37.84%)	11.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19	%)††	(0.18%)	(0.49%)	0.12%	(0.30%)	(0.32%)
Net expenses	2.32	% ††	2.27%	2.36%	2.21%	2.10%	2.04%
Expenses (before waiver/reimbursement)	2.32	% ††	2.27%	2.36%	2.49%	2.27%	2.23%
Portfolio turnover rate	77%		139%	152%	138%	158%	122%
Net assets at end of period (in 000’s)	$1,380		$1,221	$1,352	$1,357	$1,611	$3,334

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.38		$10.82	$9.72	$9.32	$16.19	$14.73

Net investment income (loss) (a)	0.08		0.16	0.12	0.15	0.15	0.16
Net realized and unrealized gain (loss) on investments	1.32		0.53	1.14	0.39	(5.73)	1.73

Total from investment operations	1.40		0.69	1.26	0.54	(5.58)	1.89

Less dividends and distributions:
From net investment income	(0.22)		(0.13)	(0.16)	(0.14)	(0.15)	(0.15)
From net realized gain on investments	—		—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.22)		(0.13)	(0.16)	(0.14)	(1.29)	(0.43)

Net asset value at end of period	$12.56		$11.38	$10.82	$9.72	$9.32	$16.19

Total investment return (b)	12.49	%(c)	6.43%	13.00%	5.99%	(36.92%)	13.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35	%††	1.39%	1.16%	1.69%	1.16%	1.06%
Net expenses	0.82	%††	0.72%	0.71%	0.65%	0.62%	0.62%
Expenses (before waiver/reimbursement)	0.82	%††	0.72%	0.71%	0.73%	0.80%	0.87%
Portfolio turnover rate	77%		139%	152%	138%	158%	122%
Net assets at end of period (in 000’s)	$89,537		$112,148	$230,246	$260,081	$336,529	$219,460

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are also subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the six-month period ended April 30, 2012.

The Fund’s investment objective is to seek long-term growth of capital.

Prior to February 28, 2012, the Fund’s investment objective was to seek long-term growth of capital, with income as a secondary consideration.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

22	MainStay Common Stock Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and proce-

dures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.58% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $371,371.

24	MainStay Common Stock Fund

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,012 and $611, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $30, $5,568 and $10, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$41,051
Class A	4,007
Class B	19,072
Class C	3,695
Class I	33,549

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$286	0.0	%‡
Class C	137	0.0	‡
Class I	2,481	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $92,897,090 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017	$92,897

The Fund utilized $29,189,813 of capital loss carryforwards during the year ended October 31, 2011.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$3,208,374

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $100,686 and $134,450, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	38,080	$460,321
Shares issued to shareholders in reinvestment of dividends	13,604	153,721
Shares redeemed	(96,402)	(1,151,129)

Net increase (decrease) in shares outstanding before conversion	(44,718)	(537,087)
Shares converted into Investor Class (See Note 1)	57,104	671,239
Shares converted from Investor Class (See Note 1)	(55,995)	(677,522)

Net increase (decrease)	(43,609)	$(543,370)

Investor Class (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	71,504	$823,904
Shares issued to shareholders in reinvestment of dividends	4,376	49,461
Shares redeemed	(210,907)	(2,428,101)

Net increase (decrease) in shares outstanding before conversion	(135,027)	(1,554,736)
Shares converted into Investor Class (See Note 1)	126,852	1,421,922
Shares converted from Investor Class (See Note 1)	(31,150)	(357,045)

Net increase (decrease)	(39,325)	$(489,859)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	54,353	$653,927
Shares issued to shareholders in reinvestment of dividends	14,308	161,110
Shares redeemed	(98,896)	(1,180,651)

Net increase (decrease) in shares outstanding before conversion	(30,235)	(365,614)
Shares converted into Class A (See Note 1)	64,593	777,859
Shares converted from Class A (See Note 1)	(2,637)	(33,596)

Net increase (decrease)	31,721	$378,649

Year ended October 31, 2011:
Shares sold	102,427	$1,167,439
Shares issued to shareholders in reinvestment of dividends	9,773	109,994
Shares redeemed	(317,081)	(3,559,161)

Net increase (decrease) in shares outstanding before conversion	(204,881)	(2,281,728)
Shares converted into Class A (See Note 1)	47,382	541,643
Shares converted from Class A (See Note 1)	(27,252)	(289,757)

Net increase (decrease)	(184,751)	$(2,029,842)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	41,527	$454,525
Shares issued to shareholders in reinvestment of dividends	2,395	25,079
Shares redeemed	(61,881)	(683,295)

Net increase (decrease) in shares outstanding before conversion	(17,959)	(203,691)
Shares converted from Class B (See Note 1)	(67,839)	(737,980)

Net increase (decrease)	(85,798)	$(941,671)

Year ended October 31, 2011:
Shares sold	77,494	$821,291
Shares issued to shareholders in reinvestment of dividends	258	2,736
Shares redeemed	(154,216)	(1,633,358)

Net increase (decrease) in shares outstanding before conversion	(76,464)	(809,331)
Shares converted from Class B (See Note 1)	(124,988)	(1,316,763)

Net increase (decrease)	(201,452)	$(2,126,094)

26	MainStay Common Stock Fund

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	5,577	$61,460
Shares issued to shareholders in reinvestment of dividends	329	3,443
Shares redeemed	(4,112)	(45,864)

Net increase (decrease)	1,794	$19,039

Year ended October 31, 2011:
Shares sold	18,058	$182,243
Shares issued to shareholders in reinvestment of dividends	32	337
Shares redeemed	(36,729)	(387,586)

Net increase (decrease)	(18,639)	$(205,006)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,030,986	$12,467,985
Shares issued to shareholders in reinvestment of dividends	146,459	1,650,593
Shares redeemed	(3,908,491)	(45,771,621)

Net increase (decrease)	(2,731,046)	$(31,653,043)

Year ended October 31, 2011:
Shares sold	4,289,136	$48,843,998
Shares issued to shareholders in reinvestment of dividends	251,054	2,827,936
Shares redeemed	(15,953,505)	(185,796,428)

Net increase (decrease)	(11,413,315)	$(134,124,494)

Note 9–Litigation

In December 2010, the Fund was named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which

Tribune converted to a privately-held company. In its complaint, which has not yet been served on the Fund, the Unsecured Creditors Committee (the “UCC”) is asserting claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is seeking to recover the proceeds paid out to beneficial owners of the common stock in connection with the LBO. This adversary proceeding in Delaware Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

After Tribune’s bankruptcy in 2008, certain Tribune creditors filed dozens of complaints in various courts throughout the country, including the complaint referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. The complaint does not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$686,120	$669,736

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MSI in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MSI. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments and MSI to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MSI from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MSI and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing

28	MainStay Common Stock Fund

investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MSI had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions. The Board discussed its disappointment with the Fund’s relative investment performance over various time periods, and noted that the Board would continue to discuss with management actions that may improve the Fund’s investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MSI to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

its affiliates, including MSI, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Common Stock Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26942 MS119-12	MSCS10-06/12 NL021

MainStay MAP Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.79 10.89%	–6.71 –1.28%	–1.01 0.12%	5.17 5.77%	1.34 1.34%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.91 11.01	–6.53 –1.09	–0.85 0.28	5.25 5.85	1.14 1.14
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.48 10.48	–6.89 –2.00	–0.99 –0.64	4.98 4.98	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.48 10.48	–3.00 –2.03	–0.64 –0.64	4.98 4.98	2.09 2.09
Class I Shares	No Sales Charge		11.15	–0.81	0.54	6.17	0.89
Class R1 Shares[4]	No Sales Charge		11.07	–0.93	0.43	6.04	0.99
Class R2 Shares[4]	No Sales Charge		10.94	–1.17	0.20	5.79	1.24
Class R3 Shares[5]	No Sales Charge		10.82	–1.41	–0.06	5.50	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[6]	12.74%	3.40%	1.25%	5.17%
S&P 500® Index[7]	12.77	4.76	1.01	4.71
Average Lipper Large-Cap Core Fund[8]	11.62	2.22	0.37	4.05

6.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,108.90	$7.03	$1,018.20	$6.72

Class A Shares	$1,000.00	$1,110.10	$5.98	$1,019.20	$5.72

Class B Shares	$1,000.00	$1,104.80	$10.94	$1,014.50	$10.47

Class C Shares	$1,000.00	$1,104.80	$10.94	$1,014.50	$10.47

Class I Shares	$1,000.00	$1,111.50	$4.67	$1,020.40	$4.47

Class R1 Shares	$1,000.00	$1,110.70	$5.20	$1,019.90	$4.97

Class R2 Shares	$1,000.00	$1,109.40	$6.50	$1,018.70	$6.22

Class R3 Shares	$1,000.00	$1,108.20	$7.81	$1,017.50	$7.47

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Investor Class, 1.14% for Class A, 2.09% for Class B and Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	12.1%
Pharmaceuticals	7.2
Media	6.4
Commercial Banks	5.0
Insurance	4.4
Diversified Financial Services	3.7
Software	3.5
Chemicals	3.3
Aerospace & Defense	3.1
Consumer Finance	3.1
Semiconductors & Semiconductor Equipment	3.0
Household Products	2.8
Industrial Conglomerates	2.6
Internet Software & Services	2.5
Health Care Equipment & Supplies	2.3
Computers & Peripherals	2.2
Beverages	1.9
Communications Equipment	1.9
Wireless Telecommunication Services	1.9
Auto Components	1.8
Capital Markets	1.8
Food Products	1.7
Electric Utilities	1.5
Food & Staples Retailing	1.5
Specialty Retail	1.4
Diversified Telecommunication Services	1.2
Hotels, Restaurants & Leisure	1.2
Machinery	1.2

Health Care Providers & Services	1.1%
Electrical Equipment	1.0
Real Estate Investment Trusts	1.0
Energy Equipment & Services	0.7
IT Services	0.7
Automobiles	0.6
Electronic Equipment & Instruments	0.6
Construction & Engineering	0.5
Diversified Consumer Services	0.5
Internet & Catalog Retail	0.5
Road & Rail	0.5
Biotechnology	0.4
Construction Materials	0.4
Trading Companies & Distributors	0.4
Commercial Services & Supplies	0.3
Independent Power Producers & Energy Traders	0.3
Multiline Retail	0.3
Real Estate Management & Development	0.3
Gas Utilities	0.2
Airlines	0.1
Metals & Mining	0.1
Multi-Utilities	0.1
Paper & Forest Products	0.1
Office Electronics	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	3.0
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Microsoft Corp.
2.	Pfizer, Inc.
3.	Procter & Gamble Co. (The)
4.	Time Warner, Inc.
5.	JPMorgan Chase & Co.
6.	ExxonMobil Corp.
7.	Monsanto Co.
8.	Vodafone Group PLC
9.	Honeywell International, Inc.
10.	Cisco Systems, Inc.

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob and Christopher Mullarkey of the Fund’s Subadvisor Markston International LLC and by portfolio managers Thomas R. Wenzel, CFA, and Jerrold K. Senser, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay MAP Fund returned 10.89% for Investor Class shares, 11.01% for Class A shares and 10.48% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 11.15%, Class R1 shares returned 11.07%, Class R2 shares returned 10.94% and Class R3 shares returned 10.82%. All share classes underperformed the 11.62% return of the average Lipper1 large-cap core fund during the reporting period. All share classes also underperformed the 12.74% return of the Russell 3000® Index2 and the 12.77% return of the S&P 500® Index3 for the six months ended April 30, 2012. The Russell 3000® Index is the Fund’s broad-based securities-market index. The S&P 500® Index is the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek long-term appreciation of capital.

What factors affected the Fund’s performance during the reporting period?

Markston International

During the reporting period, the performance of our portion of the Fund relative to the Russell 3000® Index resulted primarily from stock selection. Favorable stock selection in the consumer discretionary, information technology and industrials sectors added to relative performance. Unfavorable stock selection in the energy and utilities sectors detracted from relative performance.

ICAP

In our portion of the Fund that invests in domestic equities, a number of key drivers affected performance relative to the S&P 500® Index. Favorable stock selection in the financials and industrials sectors added to relative performance. Unfavorable stock selection in the consumer discretionary and consumer staples sectors detracted from relative performance. Our portion of the Fund that invests in domestic equities benefited from an overweight position in the financials sector, but an underweight position in the industrials sector detracted from relative performance.

In our portion of the Fund that invests in global equities, the health care, financials and consumer discretionary sectors were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were utilities, telecommunication services and consumer staples.

Which sectors made the strongest contributions to the Fund’s performance and which sectors were partic-ularly weak?

Markston International

In our portion of the Fund, the strongest sector contributions to performance relative to the Russell 3000® Index came from the financials, consumer discretionary and consumer staples sectors. (Contributions take weightings and total returns into account.) We attribute this performance to favorable stock selection and overweight positions in the financials and con-sumer discretionary sectors. Despite being underweight in the consumer staples sector, favorable stock selection contributed positively to the Fund’s performance relative to the benchmark. The weakest sector contributions to relative performance in our portion of the Fund came from the energy, information technol-ogy and utilities sectors. In energy and utilities, stock selection contributed to the underperformance.

ICAP

In our portion of the Fund that invests in domestic equities, the sectors that made the strongest contributions to performance relative to the S&P 500® Index were financials, health care and industrials. Favorable stock selection was the primary driver in each case. The sectors that detracted the most from performance relative to the S&P 500® Index were consumer discretionary, information technology and consumer staples. Once again, stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, financials, health care and consumer discretionary made the strongest sector contributions on an absolute basis. The weakest sector contributions on an absolute basis came from telecom-munication services, utilities and consumer staples.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

Strong contributions to absolute performance in our portion of the Fund came from computers & peripherals company Apple,

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

home improvement retailer Lowe’s and Internet retailer eBay. Apple’s stock price advanced because of the company’s con-tinuing success with its iPhone and iPad products. Shares of Lowe’s rose after the company announced an acceleration of a stock buyback and on signs that the U.S. housing market may be stabilizing in Lowe’s key market areas. The performance of eBay can be attributed to reports of solid quarterly earnings results and signs of good momentum within its PayPal division.

Stocks that detracted from absolute performance included inde-pendent oil and gas company Chesapeake Energy, computer memory device maker SanDisk and integrated energy company Hess. Chesapeake Energy’s share price declined because of a levered balance sheet and continued capital expenditures as natural gas prices remained weak. SanDisk, the world’s largest NAND flash card maker, saw its share price decline after the company surprised investors with a weak outlook for its products, citing excessive supply at the retail level and weak de-mand among original equipment manufacturers. Hess suffered because of weak natural gas prices and news that its capital expenditures would be higher than anticipated.

ICAP

During the reporting period, the strongest contributions to abso-lute performance in our domestic equity portion of the Fund came from pharmaceutical company Pfizer, software giant Microsoft and diversified financial services firm JPMorgan Chase. Pfizer had strong performance, as investors approved of the company’s plan to spin off its nutritional unit. Microsoft’s stock benefited as margins improved through tight cost control. In addition, new products for the tablet and smartphone segments offered prospects for improved growth. JPMorgan Chase continued to add market share and also increased its dividend and its share repurchase target. All three positions remained in the Fund at the end of the reporting period.

In our domestic equity portion of the Fund, stocks that detracted from absolute performance included natural gas producer Southwestern Energy, semiconductor equipment maker Applied Materials and auto parts manufacturer Johnson Controls. Southwestern Energy’s results were hampered by continued low natural gas prices. Applied Materials performed poorly as weakness in its display and solar business units caused the firm to reduce its earnings outlook. Johnson Controls lagged as operational issues at manufacturing facilities and lower-than-expected battery sales hurt the company’s results. All three stocks remained in the Fund at the end of the reporting period, as we believe that the companies are well positioned in their respective industries and have attrac-tive valuation and performance catalysts.

In our portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance were pharmaceutical company Pfizer, software giant Microsoft and diversified financial services company Wells Fargo. Wells Fargo continued to deliver improving results, inte-grate its acquisition of Wachovia and increase its dividend. All three positions remained in the Fund at the end of the report-ing period.

In the portion of the Fund that invests in global equities, the largest individual detractors from absolute performance were Finnish mobile phone maker Nokia, Dutch telecommunications provider KPN and Spanish bank BBVA. Nokia’s results were hindered by increased low-end competition in emerging markets. KPN underperformed after its business results and outlook disappointed because of deteriorating economic conditions. BBVA lagged because of ongoing concerns about the Spanish banking and sovereign debt markets. Our global equity portion of the Fund retained its position in BBVA at the end of the reporting period because we believe that the company is well positioned in its industry, is attractively valued and has strong performance catalysts. KPN was sold in favor of other positions that we believed had greater potential upside and were more attractive on a relative-valuation basis. Nokia was sold because of the ongoing risk of erosion in its basic phone business from low-cost competitors in emerging markets.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

During the reporting period, we initiated positions in insurance company Chubb and in business data processor Automatic Data Processing. We purchased Chubb because we believe that it is a well-financed insurance company with a great consumer franchise. We also believe that insurance rates are firming. We purchased Automatic Data Processing because it has a AAA credit rating, and we believe that its shares have the ability to appreciate as investors continue to purchase shares of companies with attractive dividend yields and growth profiles.

During the reporting period, we reduced exposure to agricultural company Monsanto in our portion of the Fund because we were unsure if corn prices would remain high. We also sold shares of medical device maker Medtronic because we believed that its turnaround would take longer than originally expected. Finally, we took profits in technology company Verisign, as its shares reached our near-term price target.

10	MainStay MAP Fund

ICAP

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

In our domestic and global equity portions of the Fund, we added integrated oil company ConocoPhillips. We believe that the firm’s restructuring efforts can exceed expectations and that its management will deploy cash in a shareholder-friendly manner. We also added consumer finance company Capital One Financial. We believe that the company’s acquisitions of ING Direct and of HSBC’s credit-card portfolio will enhance Capital One’s long-term earnings power. In the global equity portion of the Fund, we also added Singapore-based bank DBS Group. We believe the stock will benefit from execution of its management’s growth strategy, which is focused on trade fi-nance, wealth management and the company’s non-Singapore banking franchises.

In addition to the sales already mentioned, we sold diversified health care company Johnson & Johnson and integrated resort operator Las Vegas Sands in our domestic and global equity portions of the Fund. In the global equity portion of the Fund, we also sold global mining firm Rio Tinto. Each position was sold when we found other stocks that we believed had greater potential upside and were more attractive on a relative valua-tion basis.

How did the Fund’s sector weightings change during the reporting period?

Markston International

In our portion of the Fund, we slightly increased our weightings relative to the Russell 3000® Index in the consumer discretion-ary, industrials and information technology sectors. During the reporting period, we decreased sector weightings more substantially in financials and materials.

ICAP

In our portion of the Fund that invests in domestic equities, we increased sector weightings relative to the S&P 500® Index in the industrials and energy sectors during the reporting period. In industrials, our domestic equity portion of the Fund remained underweight relative to the S&P 500® Index. In energy, our domestic equity portion of the Fund moved from an underweight to an overweight position relative to the S&P 500® Index.

Over the same period, our domestic equity portion of the Fund decreased its exposure to the health care and consumer staples sectors. In health care, our domestic equity portion of the Fund moved from an overweight position relative to the S&P 500® Index to a slightly overweight position. In consumer staples, our domestic equity portion of the Fund moved from an overweight position to an underweight position relative to the S&P 500® Index.

In our portion of the Fund that invests in global equities, we increased sector weightings in financials and energy during the reporting period. Over the same period, we decreased the Fund’s global equity exposure to telecommunication services and consumer discretionary.

How was the Fund positioned at the end of April 2012?

Markston International

As of April 30, 2012, our portion of the Fund maintained overweight positions relative to the Russell 3000® Index in the financials and energy sectors. As of the same date, our portion of the Fund held underweight positions relative to the Russell 3000® Index in the information technology and health care sectors.

ICAP

As of April 30, 2012, the most significantly overweight sectors relative to the S&P 500® Index in our domestic equity portion of the Fund were financials and energy, and the most significantly underweight sectors were information technology and utilities.

As of the same date, the largest sector weightings in our global equity portion of the Fund were in financials and health care, and the smallest sector weightings were in utilities and materials.

This positioning in our domestic and global equity portions of the Fund reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 96.7%†
Aerospace & Defense 3.1%
Boeing Co. (The)	196,588	$15,097,959
GenCorp, Inc. (a)	153,300	1,053,171
♦Honeywell International, Inc.	601,702	36,499,243
Northrop Grumman Corp.	58,528	3,703,652
Orbital Sciences Corp. (a)	156,800	1,969,408
Raytheon Co.	64,000	3,464,960

		61,788,393

Airlines 0.1%
Southwest Airlines Co.	277,760	2,299,853

Auto Components 1.8%
Bridgestone Corp.	341,200	8,141,107
Goodyear Tire & Rubber Co. (The) (a)	103,250	1,133,685
Johnson Controls, Inc.	808,750	25,855,738

		35,130,530

Automobiles 0.6%
Nissan Motor Co., Ltd.	1,157,600	12,121,162

Beverages 1.9%
Coca-Cola Co. (The)	302,295	23,071,154
PepsiCo., Inc.	223,497	14,750,802

		37,821,956

Biotechnology 0.4%
Alkermes PLC (a)	74,580	1,290,234
Celgene Corp. (a)	85,500	6,234,660
Gilead Sciences, Inc. (a)	21,000	1,092,210

		8,617,104

Capital Markets 1.8%
Ameriprise Financial, Inc.	96,675	5,240,752
Bank of New York Mellon Corp. (The)	112,125	2,651,756
Goldman Sachs Group, Inc. (The)	50,319	5,794,233
ICG Group, Inc. (a)	48,144	456,405
Jefferies Group, Inc.	243,464	3,878,382
Knight Capital Group, Inc. Class A (a)	49,664	652,585
Legg Mason, Inc.	26,850	699,979
State Street Corp.	329,634	15,235,683

		34,609,775

Chemicals 3.3%
Akzo Nobel N.V.	107,397	5,755,406
E.I. du Pont de Nemours & Co.	367,000	19,619,820
♦Monsanto Co.	490,609	37,374,594
Mosaic Co. (The)	37,230	1,966,488

		64,716,308

	Shares	Value

Commercial Banks 5.0%
Banco Bilbao Vizcaya Argentaria S.A.	552,400	$3,733,569
BB&T Corp.	578,450	18,533,538
China Construction Bank Corp. Class H	7,056,300	5,502,325
DBS Group Holdings, Ltd.	904,400	10,202,363
DnB NOR ASA	628,850	6,779,728
Popular, Inc. (a)	462,371	823,020
Standard Chartered PLC	434,706	10,624,593
U.S. Bancorp	326,650	10,508,331
Wells Fargo & Co.	928,024	31,023,842

		97,731,309

Commercial Services & Supplies 0.3%
ACCO Brands Corp.	26,522	279,807
Covanta Holding Corp.	257,153	4,127,306
Waste Management, Inc.	58,400	1,997,280

		6,404,393

Communications Equipment 1.9%
♦Cisco Systems, Inc.	1,801,100	36,292,165
Infinera Corp. (a)	129,151	924,721
Motorola Mobility Holdings, Inc. (a)	1,262	48,991
Motorola Solutions, Inc.	1,442	73,585

		37,339,462

Computers & Peripherals 2.2%
Apple, Inc. (a)	55,285	32,299,709
Dell, Inc. (a)	337,620	5,526,839
SanDisk Corp. (a)	99,591	3,685,863
STEC, Inc. (a)	224,200	1,858,618

		43,371,029

Construction & Engineering 0.5%
China Communications Construction Co., Ltd. Class H (a)	3,076,950	3,093,349
Jacobs Engineering Group, Inc. (a)	145,186	6,363,502

		9,456,851

Construction Materials 0.4%
Holcim, Ltd. (a)	118,150	7,354,680

Consumer Finance 3.1%
American Express Co.	396,350	23,864,233
Capital One Financial Corp.	484,050	26,855,094
Discover Financial Services	304,630	10,326,957

		61,046,284

Diversified Consumer Services 0.4%
Coinstar, Inc. (a)	135,622	8,515,705

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Diversified Financial Services 3.7%
Bank of America Corp.	384,054	$3,114,678
Citigroup, Inc.	543,730	17,964,839
CME Group, Inc. Class A	27,158	7,219,140
♦JPMorgan Chase & Co.	992,332	42,650,429
Leucadia National Corp.	74,446	1,850,728

		72,799,814

Diversified Telecommunication Services 1.2%
AT&T, Inc.	328,100	10,797,771
Nippon Telegraph & Telephone Corp.	225,700	10,247,526
Verizon Communications, Inc.	49,100	1,982,658

		23,027,955

Electric Utilities 1.5%
American Electric Power Co., Inc.	52,765	2,049,393
Duke Energy Corp.	1,036,092	22,203,451
Energias de Portugal S.A.	1,973,300	5,642,045

		29,894,889

Electrical Equipment 1.0%
ABB, Ltd. (a)	612,750	11,166,072
Rockwell Automation, Inc.	113,578	8,784,122

		19,950,194

Electronic Equipment & Instruments 0.6%
Corning, Inc.	191,750	2,751,612
TE Connectivity, Ltd.	255,541	9,317,025

		12,068,637

Energy Equipment & Services 0.7%
Baker Hughes, Inc.	48,822	2,153,539
Exterran Holdings, Inc. (a)	75,843	1,024,639
Key Energy Services, Inc. (a)	163,155	2,065,542
Schlumberger, Ltd.	93,794	6,953,887
Weatherford International, Ltd. (a)	100,451	1,433,436

		13,631,043

Food & Staples Retailing 1.5%
CVS Caremark Corp.	223,926	9,991,578
Wal-Mart Stores, Inc.	179,070	10,549,014
Walgreen Co.	252,411	8,849,529

		29,390,121

Food Products 1.7%
Archer-Daniels-Midland Co.	644,813	19,879,585
Bunge, Ltd.	57,690	3,721,005
Danone S.A.	98,550	6,933,453
Kraft Foods, Inc. Class A	62,200	2,479,914

		33,013,957

Gas Utilities 0.2%
AGL Resources, Inc.	28,708	1,131,957
National Fuel Gas Co.	77,735	3,678,420

		4,810,377

	Shares	Value

Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	98,568	$5,461,653
Boston Scientific Corp. (a)	45,000	281,700
CareFusion Corp. (a)	44,612	1,155,897
Covidien PLC	543,469	30,015,793
Medtronic, Inc.	232,168	8,868,817

		45,783,860

Health Care Providers & Services 1.1%
Aetna, Inc.	369,470	16,271,459
Cardinal Health, Inc.	61,070	2,581,429
Express Scripts Holding Co. (a)	48,700	2,716,973
SunLink Health Systems, Inc. (a)	51,368	63,182
Universal Health Services, Inc. Class B	5,800	247,718

		21,880,761

Hotels, Restaurants & Leisure 1.2%
Marriott International, Inc. Class A	26,998	1,055,352
McDonald’s Corp.	118,630	11,560,494
Starwood Hotels & Resorts Worldwide, Inc.	174,866	10,352,067

		22,967,913

Household Products 2.8%
Colgate-Palmolive Co.	28,612	2,830,871
♦Procter & Gamble Co. (The)	826,000	52,566,640

		55,397,511

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The) (a)	425,700	5,329,764

Industrial Conglomerates 2.6%
3M Co.	66,150	5,911,164
General Electric Co.	1,782,883	34,908,849
Tyco International, Ltd.	173,189	9,721,099

		50,541,112

Insurance 4.4%
Aflac, Inc.	20,048	902,962
Allstate Corp. (The)	192,309	6,409,659
Aon PLC	99,640	5,161,352
Chubb Corp. (The)	68,606	5,013,040
HCC Insurance Holdings, Inc.	60,161	1,922,745
Marsh & McLennan Cos., Inc.	118,596	3,967,036
MetLife, Inc.	679,161	24,470,171
Reinsurance Group of America, Inc.	24,792	1,441,407
Tokio Marine Holdings, Inc.	298,500	7,698,040
Travelers Cos., Inc. (The)	336,590	21,649,469
W.R. Berkley Corp.	213,748	8,049,750

		86,685,631

Internet & Catalog Retail 0.5%
Liberty Interactive Corp. (a)	550,690	10,375,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Internet Software & Services 2.5%
AOL, Inc. (a)	4,351	$108,949
eBay, Inc. (a)	439,625	18,046,606
Google, Inc. Class A (a)	23,971	14,507,968
Valueclick, Inc. (a)	135,658	2,873,237
VeriSign, Inc.	354,895	14,589,734

		50,126,494

IT Services 0.7%
Automatic Data Processing, Inc.	37,649	2,094,037
Computer Sciences Corp.	38,700	1,085,922
International Business Machines Corp.	54,149	11,213,175

		14,393,134

Machinery 1.2%
Accuride Corp. (a)	44,899	325,518
Caterpillar, Inc.	98,550	10,127,983
Cummins, Inc.	54,050	6,260,611
KOMATSU, Ltd.	210,300	6,097,752

		22,811,864

Media 6.4%
AMC Networks, Inc. Class A (a)	84,508	3,591,590
Cablevision Systems Corp. Class A	418,003	6,194,804
Comcast Corp. Class A	190,960	5,791,817
DIRECTV Class A (a)	28,285	1,393,602
Liberty Media Corp.—Liberty Capital Class A (a)	327,659	28,650,503
Madison Square Garden Co. Class A (a)	207,162	7,451,617
Sirius XM Radio, Inc. (a)	556,700	1,258,142
Time Warner Cable, Inc.	15,445	1,242,550
♦Time Warner, Inc.	1,208,866	45,284,120
Viacom, Inc. Class B	513,950	23,842,141
Walt Disney Co. (The)	40,443	1,743,498

		126,444,384

Metals & Mining 0.1%
United States Steel Corp.	77,500	2,195,575

Multi-Utilities 0.1%
Dominion Resources, Inc.	38,600	2,014,534

Multiline Retail 0.3%
Kohl’s Corp.	47,000	2,356,110
Target Corp.	58,590	3,394,705

		5,750,815

Office Electronics 0.0%‡
Xerox Corp.	65,600	510,368

Oil, Gas & Consumable Fuels 12.1%
Anadarko Petroleum Corp.	140,314	10,272,388
Apache Corp.	107,349	10,299,063

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.	193,524	$3,568,583
Chevron Corp.	77,129	8,218,866
ConocoPhillips	504,126	36,110,545
Devon Energy Corp.	203,071	14,184,509
ENI S.p.A.	618,550	13,730,854
EOG Resources, Inc.	84,384	9,266,207
♦ExxonMobil Corp.	487,050	42,051,897
Hess Corp.	111,811	5,829,826
Marathon Oil Corp.	180,649	5,300,242
Marathon Petroleum Corp.	375,723	15,633,834
Occidental Petroleum Corp.	260,670	23,778,317
Petroleo Brasileiro S.A., ADR (b)	242,300	5,703,742
Southwestern Energy Co. (a)	431,050	13,612,559
Spectra Energy Corp.	530,400	16,304,496
Williams Cos., Inc.	127,681	4,344,985

		238,210,913

Paper & Forest Products 0.1%
MeadWestvaco Corp.	80,405	2,558,487

Pharmaceuticals 7.2%
Abbott Laboratories	133,827	8,305,304
Bayer A.G.	135,050	9,512,124
Chugai Pharmaceutical Co., Ltd.	160,300	2,899,213
Hospira, Inc. (a)	131,403	4,614,873
Johnson & Johnson	94,600	6,157,514
Merck & Co., Inc.	305,519	11,988,566
Novartis A.G.	251,800	13,884,857
♦Pfizer, Inc.	2,449,600	56,169,328
Sanofi	170,650	13,024,786
Sanofi ADR (b)	266,200	10,163,516
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (b)	117,898	5,392,655

		142,112,736

Real Estate Investment Trusts 1.0%
HCP, Inc.	217,610	9,019,935
UDR, Inc.	358,140	9,429,826
Weyerhaeuser Co.	61,705	1,256,314

		19,706,075

Real Estate Management & Development 0.3%
St. Joe Co. (The) (a)	115,100	2,052,233
Wharf Holdings, Ltd. (The)	736,200	4,393,298

		6,445,531

Road & Rail 0.5%
Celadon Group, Inc.	119,674	1,870,505
CSX Corp.	159,226	3,552,332
Union Pacific Corp.	44,650	5,020,446

		10,443,283

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.0%
Applied Materials, Inc.	1,736,969	$20,826,258
Intel Corp.	287,595	8,167,698
Texas Instruments, Inc.	915,250	29,233,085

		58,227,041

Software 3.5%
Adobe Systems, Inc. (a)	34,950	1,172,922
Electronic Arts, Inc. (a)	31,733	488,053
JDA Software Group, Inc. (a)	35,379	1,021,745
♦Microsoft Corp.	1,977,933	63,333,415
Oracle Corp.	109,058	3,205,215

		69,221,350

Specialty Retail 1.3%
Home Depot, Inc. (The)	153,353	7,942,152
Lowe’s Cos., Inc.	476,762	15,003,700
PEP Boys-Manny Moe & Jack	113,055	1,687,911

		24,633,763

Thrifts & Mortgage Finance 0.0%‡
New York Community Bancorp, Inc.	59,200	798,608

Trading Companies & Distributors 0.4%
Mitsubishi Corp.	356,750	7,788,267

Wireless Telecommunication Services 1.9%
♦Vodafone Group PLC, Sponsored ADR (b)	1,332,000	37,069,560

Total Common Stocks (Cost $1,659,539,703)		1,907,336,115

	Number of Rights

Rights 0.0%‡
Pharmaceuticals 0.0%‡
Sanofi S.A. Expires 12/31/20 (a)	86,571	116,871

Total Rights (Cost $203,788)		116,871

	Principal Amount
Long-Term Bonds 0.2% Convertible Bonds 0.1%
Diversified Consumer Services 0.1%
Coinstar, Inc. 4.00%, due 9/1/14	$900,000	1,516,500

	Principal Amount	Value

Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28	$100,300	$100,802

Total Convertible Bonds (Cost $955,342)		1,617,302

Corporate Bond 0.1%
Specialty Retail 0.1%
PEP Boys-Manny Moe & Jack 7.50%, due 12/15/14	2,050,000	2,080,770

Total Corporate Bond (Cost $1,722,971)		2,080,770

Total Long-Term Bonds (Cost $2,678,313)		3,698,072

Short-Term Investment 3.0%
Repurchase Agreement 3.0%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $58,899,454 (Collateralized by United States Treasury Note and Federal Home Loan Mortgage Corp. securities with rates from 0.855%-2.00% and maturity dates from 7/15/13-11/15/21, with a Principal Amount of $59,420,000 and a Market Value of $60,084,317)	58,899,438	58,899,438

Total Short-Term Investment (Cost $58,899,438)		58,899,438

Total Investments (Cost $1,721,321,242) (c)	99.9%	1,970,050,496
Other Assets, Less Liabilities	0.1	1,508,774
Net Assets	100.0%	$1,971,559,270

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of April 30, 2012, cost is $1,732,688,130 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$326,913,638
Gross unrealized depreciation	(89,551,272)

Net unrealized appreciation	$237,362,366

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,907,336,115	$—	$—	$1,907,336,115
Rights	116,871	—	—	116,871
Long-Term Bonds
Convertible Bonds	—	1,617,302	—	1,617,302
Corporate Bond	—	2,080,770	—	2,080,770

Total Long-Term Bonds	—	3,698,072	—	3,698,072

Short-Term Investment
Repurchase Agreement	—	58,899,438	—	58,899,438

Total Investments in Securities	$1,907,452,986	$62,597,510	$—	$1,970,050,496

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of April 30, 2012, foreign securities with a total value of $155,092,572 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,721,321,242)	$1,970,050,496
Cash denominated in foreign currencies (identified cost $296,805)	296,653
Receivables:
Investment securities sold	8,314,840
Dividends and interest	3,417,695
Fund shares sold	927,109
Other assets	81,067

Total assets	1,983,087,860

Liabilities
Due to custodian	330
Payables:
Investment securities purchased	6,786,813
Fund shares redeemed	2,643,897
Manager (See Note 3)	1,191,949
Transfer agent (See Note 3)	462,090
NYLIFE Distributors (See Note 3)	288,417
Shareholder communication	81,835
Professional fees	55,874
Custodian	12,233
Trustees	5,152

Total liabilities	11,528,590

Net assets	$1,971,559,270

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$587,728
Additional paid-in capital	1,849,342,778

1,849,930,506
Undistributed net investment income	7,749,207
Accumulated net realized gain (loss) on investments and foreign currency transactions	(134,865,422)
Net unrealized appreciation (depreciation) on investments	248,729,254
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	15,725

Net assets	$1,971,559,270

Investor Class
Net assets applicable to outstanding shares	$119,396,887

Shares of beneficial interest outstanding	3,570,856

Net asset value per share outstanding	$33.44
Maximum sales charge (5.50% of offering price)	1.95

Maximum offering price per share outstanding	$35.39

Class A
Net assets applicable to outstanding shares	$307,823,499

Shares of beneficial interest outstanding	9,205,905

Net asset value per share outstanding	$33.44
Maximum sales charge (5.50% of offering price)	1.95

Maximum offering price per share outstanding	$35.39

Class B
Net assets applicable to outstanding shares	$101,712,105

Shares of beneficial interest outstanding	3,269,095

Net asset value and offering price per share outstanding	$31.11

Class C
Net assets applicable to outstanding shares	$135,050,037

Shares of beneficial interest outstanding	4,339,862

Net asset value and offering price per share outstanding	$31.12

Class I
Net assets applicable to outstanding shares	$1,263,592,174

Shares of beneficial interest outstanding	37,075,209

Net asset value and offering price per share outstanding	$34.08

Class R1
Net assets applicable to outstanding shares	$21,560,610

Shares of beneficial interest outstanding	642,368

Net asset value and offering price per share outstanding	$33.56

Class R2
Net assets applicable to outstanding shares	$20,464,872

Shares of beneficial interest outstanding	610,792

Net asset value and offering price per share outstanding	$33.51

Class R3
Net assets applicable to outstanding shares	$1,959,086

Shares of beneficial interest outstanding	58,702

Net asset value and offering price per share outstanding	$33.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$22,587,982
Interest	172,171

Total income	22,760,153

Expenses
Manager (See Note 3)	7,078,614
Distribution/Service—Investor Class (See Note 3)	146,142
Distribution/Service—Class A (See Note 3)	376,482
Distribution/Service—Class B (See Note 3)	529,732
Distribution/Service—Class C (See Note 3)	672,872
Distribution/Service—Class R2 (See Note 3)	27,338
Distribution/Service—Class R3 (See Note 3)	5,118
Transfer agent (See Note 3)	1,479,909
Shareholder communication	96,455
Professional fees	76,508
Registration	62,182
Custodian	38,188
Trustees	27,505
Shareholder service (See Note 3)	22,021
Miscellaneous	41,773

Total expenses	10,680,839

Net investment income (loss)	12,079,314

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	25,476,661
Foreign currency transactions	(55,404)

Net realized gain (loss) on investments and foreign currency transactions	25,421,257

Net change in unrealized appreciation (depreciation) on:
Investments	166,625,897
Translation of other assets and liabilities in foreign currencies	53,470

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	166,679,367

Net realized and unrealized gain (loss) on investments and foreign currency transactions	192,100,624

Net increase (decrease) in net assets resulting from operations	$204,179,938

(a)	Dividends recorded net of foreign withholding taxes in the amount of $312,450.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,079,314	$20,327,795
Net realized gain (loss) on investments and foreign currency transactions	25,421,257	53,596,562
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	166,679,367	(50,824,193)

Net increase (decrease) in net assets resulting from operations	204,179,938	23,100,164

Dividends to shareholders:
From net investment income:
Investor Class	(1,095,771)	(779,156)
Class A	(3,425,726)	(3,020,741)
Class B	(195,661)	(115,398)
Class C	(237,900)	(134,256)
Class I	(17,007,191)	(8,102,183)
Class R1	(272,411)	(3,452)
Class R2	(244,869)	(190,054)
Class R3	(20,629)	(9,419)

Total dividends to shareholders	(22,500,158)	(12,354,659)

Capital share transactions:
Net proceeds from sale of shares	129,329,657	721,283,538
Net asset value of shares issued to shareholders in reinvestment of dividends	21,744,670	11,512,928
Cost of shares redeemed	(251,136,383)	(401,222,803)

Increase (decrease) in net assets derived from capital share transactions	(100,062,056)	331,573,663

Net increase (decrease) in net assets	81,617,724	342,319,168

Net Assets
Beginning of period	1,889,941,546	1,547,622,378

End of period	$1,971,559,270	$1,889,941,546

Undistributed net investment income at end of period	$7,749,207	$18,170,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$30.44		$29.76	$25.71	$23.04	$32.90

Net investment income (loss) (a)	0.16		0.31	0.19	0.22	0.17
Net realized and unrealized gain (loss) on investments	3.13		0.63	3.86	2.90	(10.02)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.06)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	3.29		0.88	4.05	3.12	(9.86)

Less dividends:
From net investment income	(0.29)		(0.20)	—	(0.45)	—

Net asset value at end of period	$33.44		$30.44	$29.76	$25.71	$23.04

Total investment return (b)	10.89	%(c)	2.96%	15.75%	13.83%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03	%††	0.98%	0.69%	0.98%	0.81	% ††
Net expenses	1.34	%††	1.34%	1.41%	1.44%	1.35	% ††
Expenses (before waiver/reimbursement)	1.34	%††	1.34%	1.41%	1.50%	1.35	% ††
Portfolio turnover rate	21%		44%	49%	60%	96%
Net assets at end of period (in 000’s)	$119,397		$114,786	$113,557	$99,663	$72,709

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$30.47		$29.79	$25.68	$23.04	$41.39	$38.55

Net investment income (loss) (a)	0.19		0.37	0.25	0.28	0.31	0.31
Net realized and unrealized gain (loss) on investments	3.14		0.63	3.86	2.90	(13.88)	5.68
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.06)	(0.00)‡	0.00 ‡	(0.01)	—

Total from investment operations	3.33		0.94	4.11	3.18	(13.58)	5.99

Less dividends and distributions:
From net investment income	(0.36)		(0.26)	—	(0.54)	(0.22)	(0.09)
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.36)		(0.26)	—	(0.54)	(4.77)	(3.15)

Net asset value at end of period	$33.44		$30.47	$29.79	$25.68	$23.04	$41.39

Total investment return (b)	11.01	%(c)	3.16%	16.00%	14.12%	(36.80%)	16.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23	%††	1.18%	0.90%	1.25%	0.96%	0.79%
Net expenses	1.14	%††	1.14%	1.21%	1.20%	1.23%	1.27%
Expenses (before waiver/reimbursement)	1.14	%††	1.14%	1.21%	1.29%	1.25%	1.27%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$307,823		$296,453	$345,067	$324,421	$291,812	$647,374

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$28.21		$27.63	$24.04	$21.36	$38.79	$36.49

Net investment income (loss) (a)	0.04		0.07	(0.01)	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.91		0.58	3.60	2.70	(12.91)	5.34
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.05)	(0.00)‡	0.00 ‡	(0.01)	—

Total from investment operations	2.95		0.60	3.59	2.76	(12.88)	5.36

Less dividends and distributions:
From net investment income	(0.05)		(0.02)	—	(0.08)	—	—
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.05)		(0.02)	—	(0.08)	(4.55)	(3.06)

Net asset value at end of period	$31.11		$28.21	$27.63	$24.04	$21.36	$38.79

Total investment return (b)	10.48	%(c)	2.18%	14.93%	12.97%	(37.33%)	15.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30	%††	0.24%	(0.04%)	0.31%	0.13%	0.06%
Net expenses	2.09	%††	2.09%	2.16%	2.19%	2.07%	2.02%
Expenses (before waiver/reimbursement)	2.09	%††	2.09%	2.16%	2.26%	2.07%	2.02%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$101,712		$110,794	$140,674	$169,606	$189,015	$378,342

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$28.21		$27.63	$24.05	$21.37	$38.79	$36.49

Net investment income (loss) (a)	0.04		0.07	(0.01)	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.92		0.58	3.59	2.70	(12.90)	5.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.05)	(0.00)‡	0.00 ‡	(0.01)	—

Total from investment operations	2.96		0.60	3.58	2.76	(12.87)	5.36

Less dividends and distributions:
From net investment income	(0.05)		(0.02)	—	(0.08)	—	—
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.05)		(0.02)	—	(0.08)	(4.55)	(3.06)

Net asset value at end of period	$31.12		$28.21	$27.63	$24.05	$21.37	$38.79

Total investment return (b)	10.48	%(c)	2.18%	14.89%	12.96%	(37.30%)	15.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29	%††	0.23%	(0.05%)	0.29%	0.13%	0.04%
Net expenses	2.09	%††	2.09%	2.16%	2.19%	2.07%	2.02%
Expenses (before waiver/reimbursement)	2.09	%††	2.09%	2.16%	2.25%	2.07%	2.02%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$135,050		$136,274	$160,098	$167,652	$178,672	$331,430

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$31.10		$30.39	$26.15	$23.51	$42.13	$39.15

Net investment income (loss) (a)	0.24		0.45	0.32	0.33	0.39	0.45
Net realized and unrealized gain (loss) on investments	3.18		0.66	3.93	2.95	(14.12)	5.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	3.42		1.05	4.25	3.28	(13.73)	6.23

Less dividends and distributions:
From net investment income	(0.44)		(0.34)	(0.01)	(0.64)	(0.34)	(0.19)
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.44)		(0.34)	(0.01)	(0.64)	(4.89)	(3.25)

Net asset value at end of period	$34.08		$31.10	$30.39	$26.15	$23.51	$42.13

Total investment return (b)	11.15	%(c)	3.43%	16.26%	14.38%	(36.59%)	16.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48	%††	1.42%	1.12%	1.45%	1.22%	1.15%
Net expenses	0.89	%††	0.89%	0.95%	0.98%	0.96%	0.92%
Expenses (before waiver/reimbursement)	0.89	%††	0.89%	0.95%	1.04%	0.96%	0.92%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$1,263,592		$1,188,911	$759,317	$567,720	$425,266	$438,054

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

24	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class R1
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$30.63		$29.93	$25.84	$23.23	$41.69	$38.78

Net investment income (loss) (a)	0.21		0.31	0.30	0.27	0.42	0.42
Net realized and unrealized gain (loss) on investments	3.14		0.77	3.87	2.94	(14.03)	5.71
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.07)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	3.35		1.01	4.17	3.21	(13.61)	6.13

Less dividends and distributions:
From net investment income	(0.42)		(0.31)	(0.08)	(0.60)	(0.30)	(0.16)
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.42)		(0.31)	(0.08)	(0.60)	(4.85)	(3.22)

Net asset value at end of period	$33.56		$30.63	$29.93	$25.84	$23.23	$41.69

Total investment return (b)	11.07	%(c)	3.35%	16.12%	14.20%	(36.67%)	16.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	%††	1.02%	1.07%	1.21%	1.24%	1.08%
Net expenses	0.99	%††	0.99%	1.06%	1.08%	1.01%	1.02%
Expenses (before waiver/reimbursement)	0.99	%††	0.99%	1.06%	1.14%	1.01%	1.02%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$21,561		$17,611	$325	$626	$232	$12,424

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class R2
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$30.53		$29.85	$25.76	$23.06	$41.40	$38.54

Net investment income (loss) (a)	0.18		0.34	0.22	0.23	0.28	0.32
Net realized and unrealized gain (loss) on investments	3.13		0.63	3.87	2.93	(13.86)	5.68
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	3.31		0.91	4.09	3.16	(13.58)	6.00

Less dividends and distributions:
From net investment income	(0.33)		(0.23)	—	(0.46)	(0.21)	(0.08)
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.33)		(0.23)	—	(0.46)	(4.76)	(3.14)

Net asset value at end of period	$33.51		$30.53	$29.85	$25.76	$23.06	$41.40

Total investment return (b)	10.94	%(c)	3.05%	15.88%	13.96%	(36.78%)	16.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16	%††	1.08%	0.80%	1.01%	0.89%	0.81%
Net expenses	1.24	%††	1.24%	1.31%	1.33%	1.30%	1.27%
Expenses (before waiver/reimbursement)	1.24	%††	1.24%	1.31%	1.38%	1.30%	1.27%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$20,465		$22,733	$26,735	$14,006	$6,427	$8,560

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

26	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class R3
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$30.38		$29.71	$25.70	$22.97	$41.31	$38.49

Net investment income (loss) (a)	0.15		0.25	0.15	0.16	0.19	0.17
Net realized and unrealized gain (loss) on investments	3.11		0.64	3.86	2.93	(13.82)	5.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	3.26		0.83	4.01	3.09	(13.63)	5.90

Less dividends and distributions:
From net investment income	(0.27)		(0.16)	—	(0.36)	(0.16)	(0.02)
From net realized gain on investments	—		—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.27)		(0.16)	—	(0.36)	(4.71)	(3.08)

Net asset value at end of period	$33.37		$30.38	$29.71	$25.70	$22.97	$41.31

Total investment return (b)	10.82	%(c)	2.79%	15.60%	13.65%	(36.96%)	16.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††	0.80%	0.54%	0.72%	0.61%	0.42%
Net expenses	1.49	%††	1.49%	1.56%	1.58%	1.56%	1.52%
Expenses (before waiver/reimbursement)	1.49	%††	1.49%	1.56%	1.63%	1.56%	1.52%
Portfolio turnover rate	21%		44%	49%	60%	96%	76%
Net assets at end of period (in 000’s)	$1,959		$2,380	$1,850	$1,484	$310	$256

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation of MAP-Equity Fund) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Prior to February 28, 2012, the Fund’s investment objective was to seek long-term appreciation of capital. The Fund also sought to earn income, but that was a secondary objection.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

28	MainStay MAP Fund

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, certain foreign equity securities held by the Fund were not fair valued in such a manner.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any warrants.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or

30	MainStay MAP Fund

sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights	Investments in securities, at value	$116,871	$116,871

Total Fair Value		$116,871	$116,871

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$(6,032)	$(6,032)

Total Realized Gain (Loss)		$(6,032)	$(6,032)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net change in unrealized appreciation (depreciation) on investments	$39,823	$39,823

Total Change in Unrealized Appreciation (Depreciation)		$39,823	$39,823

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights (2)	86,571	86,571

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Markston International LLC (“Markston”) and Institutional Capital LLC (“ICAP”) (the “Subadvisors”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisors Agreements”), New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

Prior to February 28, 2012, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; and 0.70% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $7,078,614.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

32	MainStay MAP Fund

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Class R1	$10,062
Class R2	10,935
Class R3	1,024

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $22,414 and $13,765, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $11, $503, $66,828 and $2,736, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$185,843
Class A	175,643
Class B	168,545
Class C	213,995
Class I	710,195
Class R1	11,729
Class R2	12,763
Class R3	1,196

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,183	0.0	%‡
Class C	2,046	0.0	‡
Class I	97,500,509	7.7
Class R1	1,589	0.0	‡
Class R2	1,558	0.0	‡
Class R3	21,635	1.1

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $149,033,901 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2015 2017	$10,640 138,394
Total	$149,034

The Fund utilized $46,991,005 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$12,354,659

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currency:

		Currency		Cost		Value
Euro	EUR	224,109	USD	296,805	USD	296,653

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $390,769 and $515,730, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	138,061	$4,424,095
Shares issued to shareholders in reinvestment of dividends	35,955	1,090,831
Shares redeemed	(320,637)	(10,222,549)

Net increase (decrease) in shares outstanding before conversion	(146,621)	(4,707,623)
Shares converted into Investor Class (See Note 1)	226,196	7,170,225
Shares converted from Investor Class (See Note 1)	(279,490)	(9,136,519)

Net increase (decrease)	(199,915)	$(6,673,917)

Year ended October 31, 2011:
Shares sold	298,100	$9,451,384
Shares issued to shareholders in reinvestment of dividends	25,049	775,600
Shares redeemed	(626,775)	(19,718,663)

Net increase (decrease) in shares outstanding before conversion	(303,626)	(9,491,679)
Shares converted into Investor Class (See Note 1)	511,953	15,408,443
Shares converted from Investor Class (See Note 1)	(253,259)	(8,025,300)

Net increase (decrease)	(44,932)	$(2,108,536)

Class A	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	346,470	$11,109,915
Shares issued to shareholders in reinvestment of dividends	97,441	2,953,436
Shares redeemed	(1,386,460)	(44,290,995)

Net increase (decrease) in shares outstanding before conversion	(942,549)	(30,227,644)
Shares converted into Class A (See Note 1)	429,878	13,912,008
Shares converted from Class A (See Note 1)	(9,276)	(317,710)

Net increase (decrease)	(521,947)	$(16,633,346)

Year ended October 31, 2011:
Shares sold	1,213,692	$38,406,814
Shares issued to shareholders in reinvestment of dividends	84,794	2,622,979
Shares redeemed	(3,498,006)	(111,138,669)

Net increase (decrease) in shares outstanding before conversion	(2,199,520)	(70,108,876)
Shares converted into Class A (See Note 1)	534,553	16,792,000
Shares converted from Class A (See Note 1)	(189,629)	(5,372,923)

Net increase (decrease)	(1,854,596)	$(58,689,799)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	122,183	$3,631,552
Shares issued to shareholders in reinvestment of dividends	6,439	182,292
Shares redeemed	(393,849)	(11,695,087)

Net increase (decrease) in shares outstanding before conversion	(265,227)	(7,881,243)
Shares converted from Class B (See Note 1)	(393,350)	(11,628,004)

Net increase (decrease)	(658,577)	$(19,509,247)

Year ended October 31, 2011:
Shares sold	282,720	$8,271,949
Shares issued to shareholders in reinvestment of dividends	3,636	106,064
Shares redeemed	(802,253)	(23,456,286)

Net increase (decrease) in shares outstanding before conversion	(515,897)	(15,078,273)
Shares converted from Class B (See Note 1)	(648,673)	(18,802,220)

Net increase (decrease)	(1,164,570)	$(33,880,493)

Class C	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	115,681	$3,418,149
Shares issued to shareholders in reinvestment of dividends	6,452	182,715
Shares redeemed	(612,307)	(18,040,707)

Net increase (decrease)	(490,174)	$(14,439,843)

Year ended October 31, 2011:
Shares sold	375,491	$10,995,499
Shares issued to shareholders in reinvestment of dividends	3,439	100,340
Shares redeemed	(1,342,987)	(39,052,558)

Net increase (decrease)	(964,057)	$(27,956,719)

34	MainStay MAP Fund

Class I	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	3,090,864	$100,699,732
Shares issued to shareholders in reinvestment of dividends	544,748	16,816,368
Shares redeemed	(4,788,398)	(157,332,969)

Net increase (decrease)	(1,152,786)	$(39,816,869)

Year ended October 31, 2011:
Shares sold	19,140,565	$625,643,609
Shares issued to shareholders in reinvestment of dividends	245,293	7,723,650
Shares redeemed	(6,141,707)	(194,014,353)

Net increase (decrease)	13,244,151	$439,352,906

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	126,018	$3,917,793
Shares issued to shareholders in reinvestment of dividends	8,918	271,181
Shares redeemed	(67,597)	(2,168,529)

Net increase (decrease)	67,339	$2,020,445

Year ended October 31, 2011:
Shares sold	590,426	$19,640,232
Shares issued to shareholders in reinvestment of dividends	111	3,452
Shares redeemed	(26,368)	(793,151)

Net increase (decrease)	564,169	$18,850,533

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	62,140	$2,010,177
Shares issued to shareholders in reinvestment of dividends	7,477	227,218
Shares redeemed	(203,491)	(6,661,367)

Net increase (decrease)	(133,874)	$(4,423,972)

Year ended October 31, 2011:
Shares sold	245,828	$7,774,234
Shares issued to shareholders in reinvestment of dividends	5,526	171,424
Shares redeemed	(402,460)	(12,413,836)

Net increase (decrease)	(151,106)	$(4,468,178)

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,729	$118,244
Shares issued to shareholders in reinvestment of dividends	681	20,629
Shares redeemed	(24,035)	(724,180)

Net increase (decrease)	(19,625)	$(585,307)

Year ended October 31, 2011:
Shares sold	36,769	$1,099,817
Shares issued to shareholders in reinvestment of dividends	304	9,419
Shares redeemed	(21,016)	(635,287)

Net increase (decrease)	16,057	$473,949

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, ICAP and Markston in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments, ICAP and Markston. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments, ICAP and Markston on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP, and Markston, and responses from New York Life Investments, ICAP and Markston to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments, ICAP and Markston; (ii) the investment performance of the Fund, New York Life Investments, ICAP and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, ICAP and Markston from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, ICAP and Markston and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, ICAP and Markston

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that ICAP and Markston provide to the Fund. The Board

36	MainStay MAP Fund

evaluated ICAP’s and Markston’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined ICAP’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP and Markston, and ICAP’s and Markston’s overall legal and compliance environments. The Board also reviewed ICAP’s and Markston’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, ICAP’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, ICAP or Markston had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, ICAP and Markston to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, ICAP and Markston

The Board considered the costs of the services provided by New York Life Investments, ICAP and Markston under the Agreements, and the profits realized by New York Life Investments and its affiliates, including ICAP, and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate. Because Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, ICAP and Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments, ICAP and Markston to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to ICAP and Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Markston concerning other business relationships between Markston and its affiliates and New York Life Investments and its affiliates.

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston, and are based on fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to ICAP and Markston are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, ICAP and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and

38	MainStay MAP Fund

(vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay MAP Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26593 MS119-12	MSMP10-06/12 NL030

MainStay Equity Index Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	9.10%	1.04%	–0.09%	3.76%	0.81%
		Excluding sales charges	12.48	4.16	0.52	4.08	0.81

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	12.77%	4.76%	1.01%	4.71%
Average Lipper S&P 500 Index Objective Fund[4]	12.43	4.13	0.47	4.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on the share class and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 4.07% for the ten-year period ended April 30, 2012.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

S&P 500® Index is a trademark of The McGraw Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Cost in Dollars of a $1,000 Investment in MainStay Equity Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,124.80	$3.17	$1,021.90	$3.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay Equity Index Fund

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	5.5
Computers & Peripherals	5.3
IT Services	3.7
Software	3.6
Insurance	3.3
Diversified Financial Services	3.0
Media	3.0
Commercial Banks	2.7
Diversified Telecommunication Services	2.6
Aerospace & Defense	2.4
Beverages	2.4
Industrial Conglomerates	2.4
Chemicals	2.2
Semiconductors & Semiconductor Equipment	2.2
Food & Staples Retailing	2.1
Communications Equipment	2.0
Household Products	2.0
Specialty Retail	2.0
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.9
Machinery	1.9
Real Estate Investment Trusts	1.9
Tobacco	1.9
Capital Markets	1.8
Electric Utilities	1.8
Energy Equipment & Services	1.7
Food Products	1.7
Health Care Equipment & Supplies	1.7
Internet Software & Services	1.7
Multi-Utilities	1.3
Biotechnology	1.2
Internet & Catalog Retail	1.0
Air Freight & Logistics	0.9

Consumer Finance	0.9%
Metals & Mining	0.8
Multiline Retail	0.8
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Electronic Equipment & Instruments	0.4
Life Sciences Tools & Services	0.4
Auto Components	0.2
Household Durables	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Construction & Engineering	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Airlines	0.0	‡
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	6.3
Investments Sold Short	–0.0	‡
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	International Business Machines Corp.

4.	Microsoft Corp.

5.	Chevron Corp.

6.	General Electric Co.

7.	AT&T, Inc.

8.	Johnson & Johnson

9.	Wells Fargo & Co.

10.	Procter & Gamble Co. (The)

mainstayinvestments.com	7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Francis J. Ok of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Equity Index Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Equity Index Fund returned 12.48% for Class A shares for the six months ended April 30, 2012. The Fund, which offers only one class of shares, outperformed the 12.43% return of the average Lipper1 S&P 500 Index objective fund for the six months ended April 30, 2012. Class A shares underperformed the 12.77% return of the S&P 500® Index2 for the six months ended April 30, 2012. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting an Agreement and Plan of Reorganization to shareholders, under which the assets and liabilities of the Fund would be acquired by MainStay S&P 500 Index Fund, followed by complete liquidation of MainStay Equity Index Fund.

On or about March 19, 2012, a proxy statement/prospectus containing specific details regarding MainStay S&P 500 Index Fund and the proposed reorganization was sent to shareholders. Shareholders approved the reorganization at a special meeting held on May 21, 2012. The reorganization took place on May 25, 2012.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were building products, computers & peripherals, and construction materials. The S&P 500® industries with the lowest total returns were diversified consumer services, metals & mining, and independent power producers & energy traders.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

During the reporting period, the S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were computers & peripherals, pharmaceuticals, and commercial banks. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s performance were metals & mining, energy equipment & services, and diversified consumer services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were household durables company Pulte Group, Internet & catalog retail company Expedia and commercial bank Regions Financial. Over the same period, the S&P 500® stocks with the lowest total returns were semiconductor companies First Solar and MEMC Electronic Materials and software company Electronic Arts.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were computer & peripherals company Apple; oil, gas & consumable fuels company ExxonMobil; and software giant Microsoft.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were software company Oracle, metals & mining company Newmont Mining, and oil, gas & consumable fuels company Chesapeake Energy.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 12 additions to and 12 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included oil, gas & consumable fuels company Phillips 66, which spun off from ConocoPhillips during the reporting period, and electronic equipment, instruments & components company TE Connectivity. Significant deletions included pharmacy benefit manager Medco Health Solutions and diversified manufacturing company ITT.

1.	See footnote on page 5 for more information on Lipper Inc.
2.	See footnote on page 5 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay Equity Index Fund

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 93.8%†
Aerospace & Defense 2.4%
Boeing Co. (The)	11,331	$870,221
General Dynamics Corp.	5,421	365,917
Goodrich Corp.	1,911	239,754
Honeywell International, Inc.	11,782	714,696
L-3 Communications Holdings, Inc.	1,504	110,604
Lockheed Martin Corp.	4,051	366,778
Northrop Grumman Corp.	3,838	242,869
Precision Castparts Corp.	2,206	389,072
Raytheon Co.	5,165	279,633
Rockwell Collins, Inc.	2,258	126,200
Textron, Inc.	4,248	113,167
United Technologies Corp.	13,830	1,129,081

		4,947,992

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	2,481	148,215
Expeditors International of Washington, Inc.	3,223	128,920
FedEx Corp.	4,779	421,699
United Parcel Service, Inc. Class B	14,567	1,138,265

		1,837,099

Airlines 0.0%‡
Southwest Airlines Co.	11,744	97,240

Auto Components 0.2%
BorgWarner, Inc. (a)	1,658	131,048
Goodyear Tire & Rubber Co. (The) (a)	3,717	40,813
Johnson Controls, Inc.	10,345	330,730

		502,591

Automobiles 0.4%
Ford Motor Co.	57,750	651,420
Harley-Davidson, Inc.	3,474	181,794

		833,214

Beverages 2.4%
Beam, Inc.	2,381	135,193
Brown-Forman Corp. Class B	1,509	130,302
Coca-Cola Co. (The)	34,389	2,624,569
Coca-Cola Enterprises, Inc.	4,563	137,438
Constellation Brands, Inc. Class A (a)	2,609	56,354
Dr. Pepper Snapple Group, Inc.	3,223	130,789
Molson Coors Brewing Co. Class B	2,387	99,252
PepsiCo., Inc.	23,865	1,575,090

		4,888,987

Biotechnology 1.2%
Amgen, Inc.	12,025	855,098
Biogen Idec, Inc. (a)	3,627	486,054

	Shares	Value

Biotechnology (continued)
Celgene Corp. (a)	6,667	$486,158
Gilead Sciences, Inc. (a)	11,507	598,479

		2,425,789

Building Products 0.0%‡
Masco Corp.	5,429	71,554

Capital Markets 1.8%
Ameriprise Financial, Inc.	3,372	182,796
Bank of New York Mellon Corp. (The)	18,307	432,961
BlackRock, Inc.	1,526	292,351
Charles Schwab Corp. (The)	16,419	234,792
E*TRADE Financial Corp. (a)	3,858	41,010
Federated Investors, Inc. Class B	1,402	30,956
Franklin Resources, Inc.	2,165	271,729
Goldman Sachs Group, Inc. (The)	7,520	865,928
Invesco, Ltd.	6,780	168,415
Legg Mason, Inc.	1,890	49,272
Morgan Stanley	23,149	400,015
Northern Trust Corp.	3,663	174,322
State Street Corp.	7,412	342,583
T. Rowe Price Group, Inc.	3,852	243,119

		3,730,249

Chemicals 2.2%
Air Products & Chemicals, Inc.	3,200	273,568
Airgas, Inc.	1,044	95,672
CF Industries Holdings, Inc.	995	192,095
Dow Chemical Co. (The)	18,012	610,247
E.I. du Pont de Nemours & Co.	14,166	757,314
Eastman Chemical Co.	2,082	112,366
Ecolab, Inc.	4,426	281,892
FMC Corp.	1,061	117,187
International Flavors & Fragrances, Inc.	1,229	73,998
Monsanto Co.	8,135	619,724
Mosaic Co. (The)	4,525	239,010
PPG Industries, Inc.	2,310	243,104
Praxair, Inc.	4,534	524,584
Sherwin-Williams Co. (The)	1,314	158,048
Sigma-Aldrich Corp.	1,834	130,031

		4,428,840

Commercial Banks 2.7%
BB&T Corp.	10,594	339,432
Comerica, Inc.	3,002	96,124
Fifth Third Bancorp	13,978	198,907
First Horizon National Corp.	3,896	35,765
Huntington Bancshares, Inc.	13,134	87,866
KeyCorp	14,481	116,427

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	9

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
M&T Bank Corp.	1,921	$165,725
PNC Financial Services Group, Inc.	8,017	531,687
Regions Financial Corp.	21,470	144,708
SunTrust Banks, Inc.	8,088	196,377
U.S. Bancorp	29,036	934,088
♦Wells Fargo & Co.	80,125	2,678,579
Zions Bancorp.	2,799	57,072

		5,582,757

Commercial Services & Supplies 0.4%
ACCO Brands Corp.	856	9,031
Avery Dennison Corp.	1,617	51,712
Cintas Corp.	1,676	65,649
Iron Mountain, Inc.	2,600	78,962
Pitney Bowes, Inc.	3,036	52,007
R.R. Donnelley & Sons Co.	2,712	33,927
Republic Services, Inc.	4,780	130,828
Stericycle, Inc. (a)	1,289	111,627
Waste Management, Inc.	7,011	239,776

		773,519

Communications Equipment 2.0%
Cisco Systems, Inc.	81,837	1,649,015
F5 Networks, Inc. (a)	1,203	161,118
Harris Corp.	1,731	78,830
JDS Uniphase Corp. (a)	3,492	42,428
Juniper Networks, Inc. (a)	7,998	171,397
Motorola Mobility Holdings, Inc. (a)	4,005	155,474
Motorola Solutions, Inc.	4,470	228,104
QUALCOMM, Inc.	25,700	1,640,688

		4,127,054

Computers & Peripherals 5.3%
♦Apple, Inc. (a)	14,168	8,277,512
Dell, Inc. (a)	23,202	379,817
EMC Corp. (a)	31,196	880,039
Hewlett-Packard Co.	30,029	743,518
Lexmark International, Inc. Class A	1,076	32,388
NetApp, Inc. (a)	5,516	214,186
SanDisk Corp. (a)	3,683	136,308
Western Digital Corp. (a)	3,554	137,931

		10,801,699

Construction & Engineering 0.1%
Fluor Corp.	2,568	148,302
Jacobs Engineering Group, Inc. (a)	1,953	85,600
Quanta Services, Inc. (a)	3,211	71,027

		304,929

Construction Materials 0.0%‡
Vulcan Materials Co.	1,963	84,036

	Shares	Value

Consumer Finance 0.9%
American Express Co.	15,420	$928,438
Capital One Financial Corp.	8,409	466,531
Discover Financial Services	8,053	272,997
SLM Corp.	7,739	114,770

		1,782,736

Containers & Packaging 0.1%
Ball Corp.	2,372	99,055
Bemis Co., Inc.	1,567	50,755
Owens-Illinois, Inc. (a)	2,498	58,079
Sealed Air Corp.	2,919	55,986

		263,875

Distributors 0.1%
Genuine Parts Co.	2,367	153,334

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	1,709	60,191
DeVry, Inc.	907	29,160
H&R Block, Inc.	4,451	65,430

		154,781

Diversified Financial Services 3.0%
Bank of America Corp.	163,075	1,322,538
Citigroup, Inc.	44,501	1,470,313
CME Group, Inc. Class A	1,009	268,212
IntercontinentalExchange, Inc. (a)	1,103	146,743
JPMorgan Chase & Co.	58,004	2,493,012
Leucadia National Corp.	3,010	74,829
Moody’s Corp.	2,981	122,072
NASDAQ OMX Group, Inc. (The) (a)	1,896	46,585
NYSE Euronext	3,925	101,069

		6,045,373

Diversified Telecommunication Services 2.6%
♦AT&T, Inc.	90,086	2,964,730
CenturyLink, Inc.	9,415	363,043
Frontier Communications Corp.	15,119	61,081
Verizon Communications, Inc.	43,085	1,739,772
Windstream Corp.	8,912	100,171

		5,228,797

Electric Utilities 1.8%
American Electric Power Co., Inc.	7,345	285,280
Duke Energy Corp.	20,297	434,965
Edison International	4,950	217,850
Entergy Corp.	2,683	175,898
Exelon Corp.	12,932	504,477
FirstEnergy Corp.	6,354	297,494
NextEra Energy, Inc.	6,324	406,949
Northeast Utilities	4,757	174,915
Pepco Holdings, Inc.	3,458	65,425

10	MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
Pinnacle West Capital Corp.	1,661	$80,309
PPL Corp.	8,801	240,707
Progress Energy, Inc.	4,485	238,692
Southern Co.	13,168	604,938

		3,727,899

Electrical Equipment 0.5%
Cooper Industries PLC	2,408	150,668
Emerson Electric Co.	11,159	586,294
Rockwell Automation, Inc.	2,164	167,364
Roper Industries, Inc.	1,472	149,997

		1,054,323

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	2,481	144,245
Corning, Inc.	23,125	331,844
FLIR Systems, Inc.	2,340	52,556
Jabil Circuit, Inc.	2,802	65,707
Molex, Inc.	2,086	57,553
TE Connectivity, Ltd.	6,476	236,115

		888,020

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	6,649	293,287
Cameron International Corp. (a)	3,741	191,726
Diamond Offshore Drilling, Inc.	1,056	72,389
FMC Technologies, Inc. (a)	3,633	170,751
Halliburton Co.	14,025	479,936
Helmerich & Payne, Inc.	1,632	83,869
Nabors Industries, Ltd. (a)	4,387	73,044
National-Oilwell Varco, Inc.	6,446	488,349
Noble Corp. (a)	3,832	145,846
Rowan Cos., Inc. (a)	1,878	64,847
Schlumberger, Ltd.	20,267	1,502,595

		3,566,639

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	6,608	582,627
CVS Caremark Corp.	19,790	883,030
Kroger Co. (The)	8,734	203,240
Safeway, Inc.	4,072	82,784
SUPERVALU, Inc.	2,065	12,266
Sysco Corp.	8,883	256,719
Wal-Mart Stores, Inc.	26,539	1,563,412
Walgreen Co.	13,273	465,351
Whole Foods Market, Inc.	2,466	204,851

		4,254,280

Food Products 1.7%
Archer-Daniels-Midland Co.	10,053	309,934
Campbell Soup Co.	2,712	91,747
ConAgra Foods, Inc.	6,269	161,866
Dean Foods Co. (a)	2,799	34,372

	Shares	Value

Food Products (continued)
General Mills, Inc.	9,796	$380,966
H.J. Heinz Co.	4,861	259,140
Hershey Co. (The)	2,331	156,200
Hormel Foods Corp.	2,086	60,619
J.M. Smucker Co. (The)	1,723	137,203
Kellogg Co.	3,744	189,334
Kraft Foods, Inc. Class A	26,867	1,071,187
McCormick & Co., Inc.	2,021	112,994
Mead Johnson Nutrition Co.	3,095	264,808
Sara Lee Corp.	8,989	198,118
Tyson Foods, Inc. Class A	4,429	80,829

		3,509,317

Gas Utilities 0.1%
AGL Resources, Inc.	1,779	70,146
ONEOK, Inc.	1,579	135,620

		205,766

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	8,514	471,761
Becton, Dickinson & Co.	3,192	250,412
Boston Scientific Corp. (a)	22,052	138,046
C.R. Bard, Inc.	1,278	126,471
CareFusion Corp. (a)	3,416	88,509
Covidien PLC	7,344	405,609
DENTSPLY International, Inc.	2,158	88,607
Edwards Lifesciences Corp. (a)	1,747	144,949
Intuitive Surgical, Inc. (a)	597	345,185
Medtronic, Inc.	15,812	604,018
St. Jude Medical, Inc.	4,870	188,566
Stryker Corp.	4,922	268,594
Varian Medical Systems, Inc. (a)	1,717	108,892
Zimmer Holdings, Inc.	2,706	170,289

		3,399,908

Health Care Providers & Services 1.9%
Aetna, Inc.	5,324	234,469
AmerisourceBergen Corp.	3,917	145,752
Cardinal Health, Inc.	5,253	222,044
CIGNA Corp.	4,353	201,239
Coventry Health Care, Inc.	2,145	64,329
DaVita, Inc. (a)	1,424	126,138
Express Scripts Holding Co. (a)	12,144	677,514
Humana, Inc.	2,493	201,135
Laboratory Corp. of America Holdings (a)	1,477	129,813
McKesson Corp.	3,739	341,782
Patterson Cos., Inc.	1,331	45,374
Quest Diagnostics, Inc.	2,405	138,744
Tenet Healthcare Corp. (a)	6,230	32,334
UnitedHealth Group, Inc.	15,878	891,550
WellPoint, Inc.	5,086	344,932

		3,797,149

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Health Care Technology 0.1%
Cerner Corp. (a)	2,217	$179,777

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	6,882	223,596
Chipotle Mexican Grill, Inc. Class A (a)	476	197,136
Darden Restaurants, Inc.	1,951	97,706
International Game Technology	4,520	70,422
Marriott International, Inc. Class A	4,059	158,666
McDonald’s Corp.	15,477	1,508,234
Starbucks Corp.	11,448	656,886
Starwood Hotels & Resorts Worldwide, Inc.	2,980	176,416
Wyndham Worldwide Corp.	2,217	111,604
Wynn Resorts, Ltd.	1,206	160,880
Yum! Brands, Inc.	6,996	508,819

		3,870,365

Household Durables 0.2%
D.R. Horton, Inc.	4,236	69,259
Harman International Industries, Inc.	1,067	52,902
Leggett & Platt, Inc.	2,127	46,305
Lennar Corp. Class A	2,466	68,407
Newell Rubbermaid, Inc.	4,382	79,752
Pulte Group, Inc. (a)	5,116	50,341
Whirlpool Corp.	1,164	74,519

		441,485

Household Products 2.0%
Clorox Co. (The)	1,972	138,237
Colgate-Palmolive Co.	7,287	720,976
Kimberly-Clark Corp.	5,982	469,408
♦Procter & Gamble Co. (The)	41,852	2,663,461

		3,992,082

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The) (a)	9,776	122,395
NRG Energy, Inc. (a)	3,460	58,820

		181,215

Industrial Conglomerates 2.4%
3M Co.	10,553	943,016
Danaher Corp.	8,693	471,335
♦General Electric Co.	160,780	3,148,072
Tyco International, Ltd.	7,005	393,191

		4,955,614

Insurance 3.3%
ACE, Ltd.	5,124	389,270
Aflac, Inc.	7,097	319,649
Allstate Corp. (The)	7,572	252,375
American International Group, Inc. (a)	8,175	278,195
Aon PLC	4,941	255,944
Assurant, Inc.	1,330	53,652

	Shares	Value

Insurance (continued)
Berkshire Hathaway, Inc. Class B (a)	26,715	$2,149,222
Chubb Corp. (The)	4,119	300,975
Cincinnati Financial Corp.	2,466	87,839
Genworth Financial, Inc. Class A (a)	7,467	44,877
Hartford Financial Services Group, Inc. (The)	6,689	137,459
Lincoln National Corp.	4,426	109,632
Loews Corp.	4,642	190,925
Marsh & McLennan Cos., Inc.	8,257	276,197
MetLife, Inc.	16,111	580,479
Principal Financial Group, Inc.	4,581	126,756
Progressive Corp. (The)	9,292	197,920
Prudential Financial, Inc.	7,142	432,377
Torchmark Corp.	1,523	74,185
Travelers Cos., Inc. (The)	5,973	384,183
Unum Group	4,416	104,836
XL Group PLC	4,797	103,184

		6,850,131

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	5,532	1,282,871
Expedia, Inc.	1,442	61,472
Netflix, Inc. (a)	842	67,478
Priceline.com, Inc. (a)	757	575,941
TripAdvisor, Inc. (a)	1,440	54,014

		2,041,776

Internet Software & Services 1.7%
Akamai Technologies, Inc. (a)	2,702	88,085
eBay, Inc. (a)	17,404	714,434
Google, Inc. Class A (a)	3,853	2,331,951
VeriSign, Inc.	2,424	99,651
Yahoo!, Inc. (a)	18,442	286,589

		3,520,710

IT Services 3.7%
Accenture PLC Class A	9,834	638,718
Automatic Data Processing, Inc.	7,455	414,647
Cognizant Technology Solutions Corp. Class A (a)	4,610	338,005
Computer Sciences Corp.	2,357	66,137
Fidelity National Information Services, Inc.	3,563	119,966
Fiserv, Inc. (a)	2,106	148,031
♦International Business Machines Corp.	17,606	3,645,851
MasterCard, Inc. Class A	1,615	730,416
Paychex, Inc.	4,902	151,864
SAIC, Inc.	4,200	51,072
Teradata Corp. (a)	2,544	177,520
Total System Services, Inc.	2,439	57,365
Visa, Inc. Class A	7,558	929,483
Western Union Co. (The)	9,425	173,232

		7,642,307

12	MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Leisure Equipment & Products 0.1%
Hasbro, Inc.	1,760	$64,662
Mattel, Inc.	5,151	173,074

		237,736

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	5,282	222,795
Life Technologies Corp. (a)	2,709	125,589
PerkinElmer, Inc.	1,725	47,610
Thermo Fisher Scientific, Inc.	5,560	309,414
Waters Corp. (a)	1,354	113,885

		819,293

Machinery 1.9%
Caterpillar, Inc.	9,839	1,011,154
Cummins, Inc.	2,916	337,760
Deere & Co.	6,105	502,808
Dover Corp.	2,791	174,884
Eaton Corp.	5,086	245,044
Flowserve Corp.	828	95,162
Illinois Tool Works, Inc.	7,351	421,801
Ingersoll-Rand PLC	4,519	192,148
Joy Global, Inc.	1,608	113,798
PACCAR, Inc.	5,423	232,972
Pall Corp.	1,753	104,496
Parker Hannifin Corp.	2,293	201,073
Snap-On, Inc.	887	55,473
Stanley Black & Decker, Inc.	2,575	188,387
Xylem, Inc.	2,806	78,231

		3,955,191

Media 3.0%
Cablevision Systems Corp. Class A	3,293	48,802
CBS Corp. Class B	9,863	328,931
Comcast Corp. Class A	40,972	1,242,681
DIRECTV Class A (a)	10,276	506,299
Discovery Communications, Inc. Class A (a)	3,928	213,762
Gannett Co., Inc.	3,600	49,752
Interpublic Group of Cos., Inc. (The)	6,778	80,048
McGraw-Hill Cos., Inc. (The)	4,224	207,694
News Corp. Class A	32,705	641,018
Omnicom Group, Inc.	4,145	212,680
Scripps Networks Interactive Class A	1,451	72,869
Time Warner Cable, Inc.	4,773	383,988
Time Warner, Inc.	14,733	551,898
Viacom, Inc. Class B	8,208	380,769
Walt Disney Co. (The)	27,235	1,174,101
Washington Post Co. Class B	73	27,606

		6,122,898

	Shares	Value

Metals & Mining 0.8%
Alcoa, Inc.	16,199	$157,616
Allegheny Technologies, Inc.	1,621	69,606
Cliffs Natural Resources, Inc.	2,158	134,357
Freeport-McMoRan Copper & Gold, Inc.	14,403	551,635
Newmont Mining Corp.	7,523	358,471
Nucor Corp.	4,815	188,796
Titanium Metals Corp.	1,251	18,477
United States Steel Corp.	2,188	61,986

		1,540,944

Multi-Utilities 1.3%
Ameren Corp.	3,686	120,864
CenterPoint Energy, Inc.	6,474	130,839
CMS Energy Corp.	3,910	89,891
Consolidated Edison, Inc.	4,451	264,612
Dominion Resources, Inc.	8,662	452,070
DTE Energy Co.	2,574	145,122
Integrys Energy Group, Inc.	1,190	65,022
NiSource, Inc.	4,288	105,699
PG&E Corp.	6,262	276,655
Public Service Enterprise Group, Inc.	7,690	239,543
SCANA Corp.	1,763	81,310
Sempra Energy	3,656	236,689
TECO Energy, Inc.	3,279	59,088
Wisconsin Energy Corp.	3,502	129,014
Xcel Energy, Inc.	7,397	200,163

		2,596,581

Multiline Retail 0.8%
Big Lots, Inc. (a)	997	36,530
Dollar Tree, Inc. (a)	1,808	183,801
Family Dollar Stores, Inc.	1,790	120,915
J.C. Penney Co., Inc.	2,199	79,296
Kohl’s Corp.	3,850	193,000
Macy’s, Inc.	6,294	258,180
Nordstrom, Inc.	2,430	135,740
Sears Holdings Corp. (a)	582	31,300
Target Corp.	10,205	591,278

		1,630,040

Office Electronics 0.1%
Xerox Corp.	20,238	157,452

Oil, Gas & Consumable Fuels 8.8%
Alpha Natural Resources, Inc. (a)	3,343	53,923
Anadarko Petroleum Corp.	7,573	554,419
Apache Corp.	5,839	560,194
Cabot Oil & Gas Corp.	3,188	112,026
Chesapeake Energy Corp.	10,066	185,617
♦Chevron Corp.	30,040	3,201,062
ConocoPhillips	19,445	1,392,845
CONSOL Energy, Inc.	3,451	114,711

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc. (a)	5,930	$112,907
Devon Energy Corp.	6,140	428,879
El Paso Corp.	11,744	348,444
EOG Resources, Inc.	4,089	449,013
EQT Corp.	2,272	113,191
♦ExxonMobil Corp.	71,616	6,183,325
Hess Corp.	4,598	239,740
Marathon Oil Corp.	10,696	313,821
Marathon Petroleum Corp.	5,282	219,784
Murphy Oil Corp.	2,946	161,942
Newfield Exploration Co. (a)	2,013	72,267
Noble Energy, Inc.	2,688	266,972
Occidental Petroleum Corp.	12,324	1,124,195
Peabody Energy Corp.	4,138	128,733
Pioneer Natural Resources Co.	1,874	217,047
QEP Resources, Inc.	2,697	83,095
Range Resources Corp.	2,398	159,851
Southwestern Energy Co. (a)	5,303	167,469
Spectra Energy Corp.	9,895	304,172
Sunoco, Inc.	1,623	79,998
Tesoro Corp. (a)	2,112	49,104
Valero Energy Corp.	8,435	208,345
Williams Cos., Inc.	8,998	306,202
WPX Energy, Inc. (a)	3,018	53,026

		17,966,319

Paper & Forest Products 0.1%
International Paper Co.	6,642	221,245
MeadWestvaco Corp.	2,598	82,668

		303,913

Personal Products 0.2%
Avon Products, Inc.	6,549	141,458
Estee Lauder Cos., Inc. (The) Class A	3,417	223,301

		364,759

Pharmaceuticals 5.5%
Abbott Laboratories	23,892	1,482,738
Allergan, Inc.	4,625	444,000
Bristol-Myers Squibb Co.	25,650	855,940
Eli Lilly & Co.	15,517	642,249
Forest Laboratories, Inc. (a)	4,034	140,504
Hospira, Inc. (a)	2,503	87,905
♦Johnson & Johnson	41,711	2,714,969
Merck & Co., Inc.	46,253	1,814,968
Mylan, Inc. (a)	6,487	140,833
Perrigo Co.	1,418	148,748
Pfizer, Inc.	114,545	2,626,517
Watson Pharmaceuticals, Inc. (a)	1,933	145,671

		11,245,042

	Shares	Value

Professional Services 0.1%
Dun & Bradstreet Corp.	725	$56,391
Equifax, Inc.	1,820	83,392
Robert Half International, Inc.	2,159	64,338

		204,121

Real Estate Investment Trusts 1.9%
American Tower Corp.	5,982	392,299
Apartment Investment & Management Co. Class A	1,840	49,956
AvalonBay Communities, Inc.	1,447	210,394
Boston Properties, Inc.	2,253	243,887
Equity Residential	4,561	280,228
HCP, Inc.	6,222	257,902
Health Care REIT, Inc.	3,195	181,029
Host Hotels & Resorts, Inc.	10,752	178,913
Kimco Realty Corp.	6,184	120,031
Plum Creek Timber Co., Inc.	2,452	103,082
Prologis, Inc.	6,974	249,530
Public Storage	2,161	309,585
Simon Property Group, Inc.	4,653	724,007
Ventas, Inc.	4,390	258,088
Vornado Realty Trust	2,813	241,468
Weyerhaeuser Co.	8,152	165,975

		3,966,374

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	4,982	93,711

Road & Rail 0.8%
CSX Corp.	15,989	356,714
Norfolk Southern Corp.	5,016	365,817
Ryder System, Inc.	778	37,904
Union Pacific Corp.	7,295	820,250

		1,580,685

Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc. (a)	8,915	65,614
Altera Corp.	4,899	174,257
Analog Devices, Inc.	4,525	176,385
Applied Materials, Inc.	19,618	235,220
Broadcom Corp. Class A (a)	7,453	272,780
First Solar, Inc. (a)	893	16,431
Intel Corp.	75,913	2,155,929
KLA-Tencor Corp.	2,533	132,096
Linear Technology Corp.	3,480	113,831
LSI Corp. (a)	8,612	69,241
Microchip Technology, Inc.	2,919	103,157
Micron Technology, Inc. (a)	15,009	98,909
Novellus Systems, Inc. (a)	1,073	50,163
NVIDIA Corp. (a)	9,279	120,627

14	MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc. (a)	2,834	$48,773
Texas Instruments, Inc.	17,398	555,692
Xilinx, Inc.	3,978	144,720

		4,533,825

Software 3.6%
Adobe Systems, Inc. (a)	7,503	251,801
Autodesk, Inc. (a)	3,432	135,118
BMC Software, Inc. (a)	2,495	102,944
CA, Inc.	5,534	146,208
Citrix Systems, Inc. (a)	2,820	241,420
Electronic Arts, Inc. (a)	5,036	77,454
Intuit, Inc.	4,481	259,763
♦Microsoft Corp.	113,471	3,633,341
Oracle Corp.	59,566	1,750,645
Red Hat, Inc. (a)	2,934	174,896
Salesforce.com, Inc. (a)	2,066	321,738
Symantec Corp. (a)	11,083	183,091

		7,278,419

Specialty Retail 2.0%
Abercrombie & Fitch Co. Class A	1,301	65,271
AutoNation, Inc. (a)	644	22,270
AutoZone, Inc. (a)	415	164,406
Bed Bath & Beyond, Inc. (a)	3,598	253,263
Best Buy Co., Inc.	4,312	95,166
Carmax, Inc. (a)	3,443	106,285
GameStop Corp. Class A	2,073	47,181
Gap, Inc. (The)	5,045	143,782
Home Depot, Inc. (The)	23,424	1,213,129
Limited Brands, Inc.	3,738	185,779
Lowe’s Cos., Inc.	18,857	593,430
O’Reilly Automotive, Inc. (a)	1,934	203,960
Ross Stores, Inc.	3,474	213,964
Staples, Inc.	10,547	162,424
Tiffany & Co.	1,930	132,128
TJX Cos., Inc.	11,461	478,038
Urban Outfitters, Inc. (a)	1,687	48,856

		4,129,332

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	4,373	319,929
Fossil, Inc. (a)	789	103,099
NIKE, Inc. Class B	5,578	624,011
Ralph Lauren Corp.	982	169,169
VF Corp.	1,328	201,922

		1,418,130

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	8,017	56,600

	Shares	Value

Thrifts & Mortgage Finance (continued)
People’s United Financial, Inc.	5,458	$67,352

		123,952

Tobacco 1.9%
Altria Group, Inc.	31,084	1,001,216
Lorillard, Inc.	2,006	271,392
Philip Morris International, Inc.	26,164	2,341,939
Reynolds American, Inc.	5,078	207,335

		3,821,882

Trading Companies & Distributors 0.2%
Fastenal Co.	4,487	210,081
W.W. Grainger, Inc.	927	192,649

		402,730

Wireless Telecommunication Services 0.2%
Crown Castle International Corp. (a)	3,805	215,401
MetroPCS Communications, Inc. (a)	4,461	32,565
Sprint Nextel Corp. (a)	45,545	112,952

		360,918

Total Common Stocks (Cost $86,231,904)		191,999,455

	Principal Amount

Short-Term Investments 6.3%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $88,248 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $90,000 and a Market Value of $90,740)	$88,248	88,248

Total Repurchase Agreement (Cost $88,248)		88,248

U.S. Government 6.3%
United States Treasury Bills
0.072%, due 7/5/12 (b)	11,500,000	11,498,505
0.092%, due 7/26/12 (b)(c)	1,500,000	1,499,670

Total U.S. Government (Cost $12,998,392)		12,998,175

Total Short-Term Investments (Cost $13,086,640)		13,086,423

Total Investments, Before Investments Sold Short (Cost $99,318,544) (f)	100.1%	205,085,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Investments Sold Short (0.0%)‡ (d)
Common Stocks Sold Short (0.0%)‡
Commercial Services & Supplies (0.0%)‡
ACCO Brands Corp.	(411)	$(4,336)

Total Investments Sold Short (Proceeds $3,334)	(0.0)%‡	(4,336)

Total Investments, Net of Investments Sold Short (Cost $99,315,210)	100.1	205,081,542
Other Assets, Less Liabilities	(0.1)	(276,665)
Net Assets	100.0%	$204,804,877

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini June 2012	186	$71,534

Total Futures Contracts (Settlement Value $12,960,480)		$71,534

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Interest rate presented is yield to maturity.

(c)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.

(d)	Represents securities sold short on a when-issued basis. As of April 30, 2012 total proceeds from investments sold short on a when-issued basis was $3,334.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(f)	As of April 30, 2012, cost is $104,077,543 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$111,384,728
Gross unrealized depreciation	(10,376,393)

Net unrealized appreciation	$101,008,335

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$191,999,455	$—	$—	$191,999,455
Short-Term Investments
Repurchase Agreement	—	88,248	—	88,248
U.S. Government	—	12,998,175	—	12,998,175

Total Short-Term Investments	—	13,086,423	—	13,086,423

Total Investments in Securities	191,999,455	13,086,423	—	205,085,878

Other Financial Instruments
Futures Contracts Long (b)	71,534	—	—	71,534

Total Investments in Securities and Other Financial Instruments	$192,070,989	$13,086,423	$—	$205,157,412

16	MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stock Sold Short	$(4,336)	$—	$—	$(4,336)

Total Investments in Securities Sold Short	$(4,336)	$—	$—	$(4,336)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $99,318,544)	$205,085,878
Receivables:
Dividends and interest	201,549
Investment securities sold	4,320
Other assets	10,468

Total assets	205,302,215

Liabilities
Investments sold short (proceeds $3,334)	4,336
Payables:
Fund shares redeemed	256,090
Transfer agent (See Note 3)	63,555
Shareholder communication	53,487
Variation margin on futures contracts	47,070
NYLIFE Distributors (See Note 3)	41,984
Professional fees	18,310
Custodian	6,148
Manager (See Note 3)	1,120
Accrued expenses	5,238

Total liabilities	497,338

Net assets	$204,804,877

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$39,167
Additional paid-in capital	98,832,857

98,872,024
Undistributed net investment income	1,485,671
Accumulated net realized gain (loss) on investments, investments sold short and futures transactions	(1,390,684)
Net unrealized appreciation (depreciation) on investments and futures contracts	105,838,868
Net unrealized appreciation (depreciation) on investments sold short	(1,002)

Net assets	$204,804,877

Shares of beneficial interest outstanding	3,916,676

Net asset value per share outstanding (a)	$52.29
Maximum sales charge (3.00% of offering price) (a)	1.62

Maximum offering price per share outstanding (a)	$53.91

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 7, 2011. (See Note 2 (C))

18	MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,134,100
Interest	556

Total income	2,134,656

Expenses
Manager (See Note 3)	271,794
Distribution/Service—Class A (See Note 3)	248,589
Transfer agent (See Note 3)	190,623
Shareholder communication	57,030
Professional fees	33,116
Custodian	16,621
Registration	10,980
Trustees	2,196
Miscellaneous	4,698

Total expenses before waiver/reimbursement	835,647
Expense waiver/reimbursement from Manager (See Note 3)	(239,046)

Net expenses	596,601

Net investment income (loss)	1,538,055

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	5,967,795
Futures transactions	1,713,664

Net realized gain (loss) on investments and futures transactions	7,681,459

Net change in unrealized appreciation (depreciation) on:
Investments	15,237,716
Investments sold short	466
Futures contracts	(948,028)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	14,290,154

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	21,971,613

Net increase (decrease) in net assets resulting from operations	$23,509,668

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,538,055	$2,925,037
Net realized gain (loss) on investments and futures transactions	7,681,459	15,451,905
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	14,290,154	(1,931,196)

Net increase (decrease) in net assets resulting from operations	23,509,668	16,445,746

Dividends to shareholders:
From net investment income	(2,899,377)	(3,061,226)

Capital share transactions:
Net proceeds from sale of shares	29,502	128,389
Net asset value of shares issued to shareholders in reinvestment of dividends	2,900,115	2,896,713
Cost of shares redeemed	(16,821,704)	(35,461,708)

Increase (decrease) in net assets derived from capital share transactions	(13,892,087)	(32,436,606)

Net increase (decrease) in net assets	6,718,204	(19,052,086)

Net Assets
Beginning of period	198,086,673	217,138,759

End of period	$204,804,877	$198,086,673

Undistributed net investment income at end of period	$1,485,671	$2,846,993

20	MainStay Equity Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period (a)	$47.19		$44.52	$39.02	$36.66	$58.48	$52.15

Net investment income (loss) (a)	0.39		0.71	0.64	0.69	0.82 (b)	0.82 (b)
Net realized and unrealized gain (loss) on investments (a)	5.40		2.60	5.54	2.56	(21.88)	6.31

Total from investment operations (a)	5.79		3.31	6.18	3.25	(21.06)	7.13

Less dividends:
From net investment income (a)	(0.69)		(0.64)	(0.68)	(0.89)	(0.76)	(0.80)

Net asset value at end of period (a)	$52.29		$47.19	$44.52	$39.02	$36.66	$58.48

Total investment return (c)	12.48	%(d)	7.47%	15.98%	9.48%	(36.44%)	13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.36%	1.37%	1.89%	1.67%	1.51%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.84	%††	0.81%	0.85%	0.92%	0.79%	0.74%
Portfolio turnover rate	1%		4%	5%	14%	4%	5%
Net assets at end of period (in 000’s)	$204,805		$198,087	$217,139	$226,699	$242,002	$458,323

*	Unaudited.
††	Annualized.
(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 7, 2011. (See Note 2(c)).
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Equity Index Fund (the “Fund”). When formed, the Fund was sub-classified as a “non-diversified” fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

The Fund has one class of shares. Class A shares were first offered on December 20, 1990. Effective January 1, 2002, the Fund was closed to new investors and new share purchases. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains only. NYLIFE LLC (“NYLIFE”) will continue to process payments subject to the guarantee, if applicable. (See Note 9)

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective net asset values (“NAVs”) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

22	MainStay Equity Index Fund

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

The Fund declared a dividend of $0.6907 per share, which was paid on December 7, 2011, and also underwent a reverse share split on that day. The reverse share split rate was 0.98528 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

24	MainStay Equity Index Fund

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$71,534	$71,534

Total Fair Value		$71,534	$71,534

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,713,664	$1,713,664

Total Realized Gain (Loss)		$1,713,664	$1,713,664

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(948,028)	$(948,028)

Total Change in Unrealized Appreciation (Depreciation)		$(948,028)	$(948,028)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long (2)	116	116

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% on assets up to $1 billion; 0.225% from $1 billion to $3 billion; and 0.20% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million: 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.19% up to $1 billion; 0.165% from $1 billion to $3 billion; and 0.14% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.27% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Additionally, the Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class A shares do not exceed 0.60% of the average daily net assets of the Fund. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $271,794 and waived its fees and/or reimbursed expenses in the amount of $239,046.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from Class A shares at an annual rate of 0.25% of the Fund’s average daily net assets for distribution and/or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, amounted to $190,623.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $3,293,582 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2012	$3,294

The Fund utilized $15,049,315 of capital loss carryforwards during the year ended October 31, 2011. The Fund had $2,804,550 of capital loss carryforwards that expired during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$3,061,226

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $2,701 and $16,186, respectively.

26	MainStay Equity Index Fund

Note 8–Capital Share Transactions

	Shares		Amount
Six-month period ended April 30, 2012:
Shares sold	591		$29,502
Shares issued to shareholders in reinvestment of dividends	62,746		2,900,115
Shares redeemed	(344,399)		(16,821,704)

Net increase (decrease)	(281,062)		$(13,892,087)

Year ended October 31, 2011:
Shares sold	2,565	(a)	$128,389
Shares issued to shareholders in reinvestment of dividends	64,436	(a)	2,896,713
Shares redeemed	(746,759	)(a)	(35,461,708)

Net increase (decrease)	(679,758)		$(32,436,606)

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 7, 2011. (See Note 2 (C))

Note 9–Guarantee

Pursuant to a Guarantee Agreement between NYLIFE, a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), and the Fund, NYLIFE offered a one-day unconditional and irrevocable guarantee on Fund shares. If, on the business day immediately after ten years from the date(s) of purchase(s) of a Fund share (the “Guarantee Date”), the NAV of that Fund share plus the value of all dividends and distributions paid with respect to that Fund share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period (“Guaranteed Share”), was less than the price initially paid for the Fund share (“Guaranteed Amount”), NYLIFE would pay each holder of a Guaranteed Share an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by the shareholder as of the close of business on the Guarantee Date. NYLIM Service Company LLC administers the Guarantee. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in this Prospectus (see note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

Note 10–Litigation

In December 2010, the Fund was named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which has not yet been served on the Fund, the Unsecured Creditors Committee (the “UCC”) is asserting claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is seeking to recover the proceeds paid out to beneficial owners of the common stock in connection with the LBO. This adversary proceeding in Delaware Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

After Tribune’s bankruptcy in 2008, certain Tribune creditors filed dozens of complaints in various courts throughout the country, including the complaint referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. The complaint does not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Equity Index Fund	$207,196	$118,463

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment and/or disclosure have been identified, other than the following:

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposal to shareholders:

Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Fund by MainStay S&P 500 Index Fund (“S&P 500 Fund”), a series of MainStay Funds Trust, in exchange for Class A shares of the S&P 500 Fund, followed by the complete liquidation of the Fund.

On or about March 19, 2012, shareholders who owned shares of the Fund as of the record date received a proxy statement/prospectus containing further information regarding the S&P 500 Fund and the proposed reorganization. The proxy statement/prospectus included voting instructions where shareholders of the Fund could vote on the proposed reorganization at the special meeting on May 21, 2012:

As of May 21, 2012, the proposal for reorganization was passed.

The results of the May 21, 2012 shareholders meeting were as follows:

Votes For	Votes Against	Abstentions	Total
1,811,266.851	211,258.240	143,619.678	2,166,144.769

As a result of this vote, the reorganization was approved and the Fund merged with and into the S&P 500 Fund, effective May 25, 2012.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Equity Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MSI in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MSI. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments and MSI to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MSI from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MSI and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing

28	MainStay Equity Index Fund

investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MSI had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New

York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MSI to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Equity Index Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal period end (May 25, 2012) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $2,545,011 as a long term capital gain distribution.

For the fiscal period ended May 25, 2012, the Fund designated approximately $2,435,288 under the Internal Revenue Code as

qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal period ended May 25, 2012, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal period ended May 25, 2012.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26468 MS119-12	MSEI10-06/12 NL006

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3,4]	No Sales Charge	0.00%	0.01%	1.00%	1.54%	0.91%
Class A Shares[3]	No Sales Charge	0.01	0.01	1.03	1.55	0.71
Class B Shares[3]	No Sales Charge	0.00	0.01	1.01	1.54	0.91
Class C Shares[3]	No Sales Charge	0.00	0.01	1.01	1.54	0.91

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2012, MainStay Money Market Fund had an effective 7-day yield of 0.01%, for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01%, for Investor Class, Class A, B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.74%, –0.66%, –0.74% and –0.74% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.74%, –0.66%, –0.74%, –0.74% for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.01%	1.06%	1.52%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,000.00	$0.75	$1,024.10	$0.75

Class A Shares	$1,000.00	$1,000.10	$0.75	$1,024.10	$0.75

Class B Shares	$1,000.00	$1,000.00	$0.75	$1,024.10	$0.75

Class C Shares	$1,000.00	$1,000.00	$0.75	$1,024.10	$0.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.15% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2012?

As of April 30, 2012, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2012, MainStay Money Market Fund Class A shares returned 0.01% and all other share classes returned 0.00%. Class A shares performed in line with—and all other share classes underperformed—the 0.01% return of the average Lipper2 money market fund for the six months ended April 30, 2012.

What factors affected the Fund’s performance during the reporting period?

A variety of factors affected the Fund’s performance during the reporting period. The Fund’s shorter-dated U.S. Treasury securities added value during the reporting period, while simultaneously helping meet liquidity needs. Supply was plentiful during the last three months of the reporting period because of a plethora of short-maturity asset-backed security deals. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) However, all of the deals were met with healthy appetites from money market investors, driving transaction spreads tighter during much of the reporting period.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration target between 50 and 55 days. Much like other money market funds, we increased the Fund’s liquidity because of the continued low-interest-rate environment. This liquidity focus kept the Fund’s duration toward the shorter end of our target range for much of the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Attractive yields among repurchase agreements prompted the decision to increase the Fund’s position in these transactions.

Asset-backed securities, which are priced off the LIBOR4 curve, provided attractive yields relative to those of securities tied to lower-yielding indices.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor- mance and which market segments were partic- ularly weak?

The strongest contributors to the Fund’s performance included asset-backed securities and repurchase agreements. The Fund’s floating-rate securities also helped performance for two reasons. First, some were priced in relation to a LIBOR index that continued to have higher yields than some other indices. Others were priced off indices that reset frequently, such as the federal funds index, which resets daily. This helped the management of the Fund’s weighted average maturity because we were able to use the reset date (rather than the maturity date) in the Fund’s weighted average maturity calculation.

The weakest contributors to the Fund’s performance were industrial issues in the commercial paper market, which detracted during the flight to quality during the reporting period. (A flight to quality is a rapid movement into securities perceived to have lower risk.)

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases included a Target Corp. floating-rate note due 1/11/13, a Toronto-Dominion Bank floating-rate note due 2/4/13, and a Volvo Financial Equipment asset-backed security due 3/15/13. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements and asset-backed securities. Over the same period, we decreased the Fund’s weightings in U.S. Treasury securities and commercial paper.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 100.3%†
Asset-Backed Commercial Paper 1.8%
Straight-A Funding LLC 0.18%, due 5/9/12 (a)(b)	$7,375,000	$7,374,705

		7,374,705

Certificates of Deposit 6.3%
Bank of Nova Scotia 0.29%, due 9/18/12 (c)	4,680,000	4,680,000
National Australia Bank Ltd.
0.42%, due 5/7/12	7,000,000	7,000,000
0.52%, due 6/5/12	4,000,000	4,000,000
Toronto-Dominion Bank (The)
0.31%, due 9/20/12 (c)	6,080,000	6,080,000
0.542%, due 2/4/13 (c)	4,265,000	4,265,000

		26,025,000

Financial Company Commercial Paper 10.4%
Bank of Nova Scotia 0.11%, due 5/11/12 (b)	5,000,000	4,999,847
JPMorgan Chase & Co.
0.289%, due 11/1/12 (b)	4,775,000	4,775,000
0.29%, due 9/12/12 (b)	6,000,000	6,000,000
National Rural Utilities Cooperative Finance Corp.
0.14%, due 5/16/12 (b)	4,000,000	3,999,767
0.15%, due 6/4/12 (b)	4,800,000	4,799,320
PACCAR Financial Corp.
0.12%, due 5/29/12 (b)	4,775,000	4,774,554
0.13%, due 5/3/12 (b)	4,800,000	4,799,966
Private Export Funding Corp. 0.15%, due 6/18/12 (a)(b)	4,000,000	3,999,200
U.S. Bank N.A. 0.15%, due 5/10/12 (b)	4,800,000	4,800,000

		42,947,654

Government Agency Debt 6.1%
Federal Farm Credit Bank 0.16%, due 7/5/12 (c)	5,980,000	5,979,050
Federal Home Loan Bank
0.10%, due 5/23/12 (b)	4,200,000	4,199,743
0.11%, due 5/25/12 (b)	4,800,000	4,799,648
Federal Home Loan Mortgage Corp. 0.10%, due 5/21/12 (b)	2,155,000	2,154,880
Federal National Mortgage Association
0.27%, due 9/17/12 (c)	6,420,000	6,421,790
0.39%, due 9/13/12 (c)	1,720,000	1,720,635

		25,275,746

	Principal Amount	Amortized Cost

Other Commercial Paper 47.1%
Archer-Daniels-Midland Co. 0.12%, due 5/11/12 (a)(b)	$1,910,000	$1,909,936
Baker Hughes, Inc.
0.14%, due 5/2/12 (a)(b)	3,300,000	3,299,987
0.15%, due 5/8/12 (a)(b)	4,000,000	3,999,883
Baxter International, Inc.
0.25%, due 5/7/12 (a)(b)	3,200,000	3,199,867
0.30%, due 5/11/12 (a)(b)	4,775,000	4,774,602
Becton, Dickinson & Co. 0.11%, due 5/30/12 (b)	4,775,000	4,774,577
BP Capital Markets PLC 0.67%, due 2/8/13 (a)(b)	3,920,000	3,920,000
Campbell Soup Co.
0.16%, due 5/17/12 (a)(b)	2,612,000	2,611,814
0.17%, due 5/15/12 (a)(b)	4,950,000	4,949,673
Caterpillar, Inc. 0.12%, due 5/25/12 (a)(b)	4,775,000	4,774,618
Chevron Corp. 0.10%, due 5/8/12 (a)(b)	8,000,000	7,999,844
Coca-Cola Co. (The) 0.12%, due 6/14/12 (a)(b)	4,775,000	4,774,300
Colgate-Palmolive Co. 0.12%, due 5/3/12 (a)(b)	4,200,000	4,199,972
Danaher Corp.
0.12%, due 5/23/12 (a)(b)	4,950,000	4,949,637
0.13%, due 5/4/12 (a)(b)	4,675,000	4,674,949
E.I. du Pont de Nemours & Co. 0.16%, due 6/7/12 (a)(b)	3,200,000	3,199,474
Emerson Electric Co. 0.15%, due 6/18/12 (a)(b)	3,060,000	3,059,388
Florida Power & Light Co.
0.25%, due 5/17/12 (b)	4,775,000	4,774,469
0.26%, due 5/18/12 (b)	4,775,000	4,774,414
Henkel of America, Inc. 0.19%, due 5/4/12 (a)(b)	2,145,000	2,144,966
Honeywell International, Inc.
0.13%, due 6/27/12 (a)(b)	5,000,000	4,998,971
0.15%, due 6/28/12 (a)(b)	4,000,000	3,999,033
Illinois Tool Works, Inc.
0.15%, due 5/14/12 (a)(b)	4,800,000	4,799,740
0.15%, due 5/18/12 (a)(b)	4,800,000	4,799,660
Kimberly-Clark Worldwide, Inc. 0.132%, due 5/14/12 (a)(b)	3,200,000	3,199,850
L’Oreal U.S.A., Inc.
0.15%, due 5/2/12 (a)(b)	3,000,000	2,999,988
0.15%, due 5/15/12 (a)(b)	8,000,000	7,999,533
McDonald’s Corp. 0.07%, due 5/1/12 (a)(b)	6,650,000	6,650,000

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Merck & Co., Inc.
0.09%, due 5/7/12 (a)(b)	$5,150,000	$5,149,923
0.10%, due 5/22/12 (a)(b)	3,300,000	3,299,807
Novartis Securities Investment Ltd.
0.11%, due 5/10/12 (a)(b)	5,430,000	5,429,851
0.15%, due 6/15/12 (a)(b)	5,220,000	5,219,021
0.20%, due 6/11/12 (a)(b)	2,480,000	2,479,435
Parker Hannifin Corp.
0.17%, due 6/6/12 (a)(b)	3,800,000	3,799,354
0.19%, due 5/17/12 (a)(b)	2,800,000	2,799,764
0.19%, due 5/23/12 (a)(b)	4,000,000	3,999,536
Sanofi 0.15%, due 5/4/12 (a)(b)	3,300,000	3,299,959
Schlumberger Holdings Corp. 0.17%, due 5/21/12 (a)(b)	4,775,000	4,774,549
Sherwin-Williams Co. (The) 0.25%, due 5/8/12 (a)(b)	4,800,000	4,799,767
Siemens Capital Co., LLC
0.11%, due 5/1/12 (a)(b)	4,690,000	4,690,000
0.15%, due 5/29/12 (a)(b)	5,250,000	5,249,387
Southern Co. (The) 0.25%, due 5/17/12 (a)(b)	4,800,000	4,799,467
Southern Co. Funding Corp.
0.22%, due 5/11/12 (a)(b)	3,680,000	3,679,775
0.24%, due 5/4/12 (a)(b)	2,800,000	2,799,944
St. Jude Medical, Inc. 0.20%, due 5/16/12 (a)(b)	3,300,000	3,299,725
WGL Holdings, Inc. 0.23%, due 5/3/12 (a)(b)	3,200,000	3,199,959

		194,982,368

Other Notes 9.3%
CNH Equipment Trust
Series 2011-B, Class A1 0.384%, due 10/12/12	219,246	219,246
Series 2012-A, Class A1 0.425%, due 4/12/13	1,323,309	1,323,309
Enterprise Fleet Financing LLC Series 2012-1, Class A1 0.46%, due 5/20/13 (a)	2,845,000	2,845,000
Ford Credit Auto Lease Trust Series 2012-A, Class A1 0.358%, due 3/15/13 (a)	1,810,646	1,810,646
GE Equipment Midticket LLC Series 2011-1, Class A1 0.429%, due 10/22/12	244,095	244,095
GE Equipment Transportation LLC Series 2012-1, Class A1 0.389%, due 3/22/13	936,624	936,624
Great America Leasing Receivables Series 2012-1, Class A1 0.512%, due 4/15/13 (a)	1,409,051	1,409,051

	Principal Amount	Amortized Cost

Other Notes (continued)
Holmes Master Issuer PLC
Series 2011-3A, Class A1 0.372%, due 7/15/12 (a)(c)	$7,295,000	$7,295,000
Series 2012-1A, Class A1 0.442%, due 1/15/13 (a)(c)	4,525,000	4,525,000
Honda Auto Receivables Owner Trust Series 2012-1, Class A1 0.413%, due 3/15/13	1,807,330	1,807,330
Huntington Auto Trust
Series 2012-1, Class A1 0.342%, due 3/15/13	1,475,760	1,475,760
Series 2011-1A, Class A1 0.364%, due 9/17/12 (a)	108,830	108,830
International Bank for Reconstruction & Development 0.28%, due 7/25/12 (c)	4,910,000	4,910,000
John Deere Owner Trust Series 2012-A, Class A1 0.379%, due 3/15/13	895,553	895,553
Mercedes-Benz Auto Lease Trust Series 2012-A, Class A1 0.344%, due 4/15/13	762,753	762,753
MetLife Institutional Funding II 0.718%, due 4/3/13 (a)(c)	2,000,000	2,000,000
Nissan Auto Lease Trust
Series 2012-A, Class A1 0.344%, due 3/15/13	431,782	431,782
Series 2011-B, Class A1 0.35%, due 10/15/12	176,491	176,491
Target Corp. 0.499%, due 1/11/13 (c)	4,000,000	4,000,000
Volvo Financial Equipment LLC Series 2012-1A, Class A1 0.353%, due 3/15/13 (a)	1,184,274	1,184,274

		38,360,744

Treasury Debt 11.0%
United States Treasury Bill 0.072%, due 5/24/12 (b)	4,775,000	4,774,780
United States Treasury Notes
0.375%, due 8/31/12	1,750,000	1,750,732
0.375%, due 9/30/12	6,000,000	6,005,392
0.375%, due 10/31/12	4,000,000	4,004,087
0.625%, due 6/30/12	2,145,000	2,146,377
0.625%, due 7/31/12	2,555,000	2,557,616
0.625%, due 12/31/12	7,000,000	7,021,794
0.625%, due 1/31/13	5,500,000	5,519,183
0.625%, due 2/28/13	6,000,000	6,023,139
0.75%, due 5/31/12	5,920,000	5,922,531

		45,725,631

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements 8.3%
Bank of America N.A. 0.18%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $17,195,086 (Collateralized by a United States Treasury Note, with a rate of 0.25% and a maturity date of 12/15/14, with a Principal Amount of $17,567,800 and a Market Value of $17,538,915)	$17,195,000	$17,195,000
Deutsche Bank Securities, Inc. 0.19%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $17,195,091 (Collateralized by United States Treasury Notes with rates between 0.875% and 2.00% and maturity dates between 4/30/17 and 2/15/22, with a Principal Amount of $17,411,700 and a Market Value of $17,538,914)	17,195,000	17,195,000

		34,390,000

Total Short-Term Investments (Amortized Cost $415,081,848) (d)	100.3%	415,081,848
Other Assets, Less Liabilities	(0.3)	(1,065,285)
Net Assets	100.0%	$414,016,563
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Interest rate presented is yield to maturity.

(c)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$7,374,705	$—	$7,374,705
Certificates of Deposit	—	26,025,000	—	26,025,000
Financial Company Commercial Paper	—	42,947,654	—	42,947,654
Government Agency Debt	—	25,275,746	—	25,275,746
Other Commercial Paper	—	194,982,368	—	194,982,368
Other Notes	—	38,360,744	—	38,360,744
Treasury Debt	—	45,725,631	—	45,725,631
Treasury Repurchase Agreements	—	34,390,000	—	34,390,000

Total Investments in Securities	$—	$415,081,848	$—	$415,081,848

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification

	Amortized Cost	Percent †
Agriculture	$1,909,936	0.5%
Automobile	9,418,592	2.3
Banks	24,839,847	6.0
Beverages	4,774,300	1.1
Certificates of Deposit	21,760,000	5.3
Chemicals	10,144,207	2.4
Cosmetics & Personal Care	7,399,822	1.8
Electric	20,828,069	5.0
Electrical Components & Equipment	3,059,388	0.7
Finance—Auto Loans	9,574,520	2.3
Finance—Other Services	12,798,287	3.1
Food	7,561,487	1.8
Gas	3,199,959	0.8
Health Care—Products	16,048,771	3.9
Insurance	2,000,000	0.5
Machinery—Construction & Mining	4,774,618	1.2
Miscellaneous—Manufacturing	48,760,031	11.8
Multi-National	4,910,000	1.2
Oil & Gas	11,919,844	2.9
Oil & Gas Services	12,074,419	2.9
Other ABS	6,212,152	1.5
Pharmaceuticals	24,877,996	6.0
Repurchase Agreements	34,390,000	8.3
Retail	21,649,521	5.2
Special Purpose Entity	7,374,705	1.8
U.S. Government & Agency	71,001,377	17.1
Whole Loan Collateral (Collateralized Mortgage Obligations)	11,820,000	2.9

	415,081,848	100.3
Other Assets, Less Liabilities	(1,065,285)	(0.3)

Net Assets	$414,016,563	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (amortized cost $415,081,848)	$415,081,848
Cash	78
Receivables:
Fund shares sold	2,577,828
Interest	103,000
Manager (See Note 3)	81,464
Other assets	76,012

Total assets	417,920,230

Liabilities
Payables:
Investment securities purchased	2,845,000
Fund shares redeemed	713,963
Transfer agent (See Note 3)	240,029
Shareholder communication	57,841
Professional fees	34,386
Custodian	2,968
Trustees	2,894
Accrued expenses	1,527
Dividend payable	5,059

Total liabilities	3,903,667

Net assets	$414,016,563

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,140,633
Additional paid-in capital	409,873,924

414,014,557
Accumulated net realized gain (loss) on investments	2,006

Net assets	$414,016,563

Investor Class
Net assets applicable to outstanding shares	$59,480,035

Shares of beneficial interest outstanding	59,489,459

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$234,903,533

Shares of beneficial interest outstanding	234,931,427

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$91,555,133

Shares of beneficial interest outstanding	91,562,244

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$28,077,862

Shares of beneficial interest outstanding	28,080,213

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$417,442

Expenses
Manager (See Note 3)	1,202,320
Transfer agent (See Note 3)	707,610
Registration	64,226
Shareholder communication	47,450
Professional fees	36,670
Custodian	10,176
Trustees	8,523
Miscellaneous	8,600

Total expenses before waiver/reimbursement	2,085,575
Expense waiver/reimbursement from Manager (See Note 3)	(1,694,351)

Net expenses	391,224

Net investment income (loss)	26,218

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,693

Net increase (decrease) in net assets resulting from operations	$27,911

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,218	$58,916
Net realized gain (loss) on investments	1,693	313

Net increase (decrease) in net assets resulting from operations	27,911	59,229

Dividends to shareholders:
From net investment income:
Investor Class	(3,036)	(6,784)
Class A	(16,749)	(36,835)
Class B	(4,872)	(12,070)
Class C	(1,561)	(3,227)

Total dividends to shareholders	(26,218)	(58,916)

Capital share transactions:
Net proceeds from sale of shares	215,091,443	592,279,017
Net asset value of shares issued to shareholders in reinvestment of dividends	22,349	54,492
Cost of shares redeemed	(374,864,335)	(530,560,321)

Increase (decrease) in net assets derived from capital share transactions	(159,750,543)	61,773,188

Net increase (decrease) in net assets	(159,748,850)	61,773,501

Net Assets
Beginning of period	573,765,413	511,991,912

End of period	$414,016,563	$573,765,413

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2012*		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.01
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.01

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)
Return of capital	—		—		(0.00	)‡	—		—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.02%		0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.13%		1.67	%††
Net expenses	0.15	%††	0.18%		0.25%		0.50%		0.80	%††
Expenses (before waiver/reimbursement)	0.91	%††	0.91%		0.94%		0.95%		0.88	%††
Net assets at end of period (in 000’s)	$59,480		$63,169		$64,360		$67,220		$72,721

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)
Return of capital	—		—		(0.00	)‡	—		—	—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01	%(a)	0.01%		0.02%		0.16%		2.65%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.18%		2.65%	4.59%
Net expenses	0.15	%††	0.17%		0.25%		0.47%		0.68%	0.70%
Expenses (before waiver/reimbursement)	0.74	%††	0.71%		0.72%		0.73%		0.71%	0.83%
Net assets at end of period (in 000’s)	$234,904		$373,790		$301,795		$279,766		$372,956	$346,960

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)
Return of capital	—		—		(0.00	)‡	—		—	—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.02%		0.12%		2.57%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.14%		2.54%	4.59%
Net expenses	0.15	%††	0.18%		0.25%		0.51%		0.76%	0.70%
Expenses (before waiver/reimbursement)	0.91	%††	0.91%		0.94%		0.95%		0.84%	0.83%
Net assets at end of period (in 000’s)	$91,555		$102,908		$118,529		$144,464		$187,237	$176,753

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)
Return of capital	—		—		(0.00	)‡	—		—	—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.02%		0.12%		2.57%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.15%		2.51%	4.59%
Net expenses	0.15	%††	0.18%		0.25%		0.52%		0.76%	0.70%
Expenses (before waiver/reimbursement)	0.91	%††	0.91%		0.94%		0.95%		0.83%	0.83%
Net assets at end of period (in 000’s)	$28,078		$33,898		$27,307		$33,194		$56,458	$36,270

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation.  Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains,

mainstayinvestments.com	19

Notes to Financial Statements (Unaudited) (continued)

if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board of Trustees (“Board”). Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager.  New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the six-month period ended April 30, 2012 inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%.This agreement will remain in effect until February 28, 2013, and shall

20	MainStay Money Market Fund

renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,202,320 and waived its fees and/or reimbursed expenses in the amount of $1,694,351.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Contingent Deferred Sales Charge.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Investor Class, Class A, Class B and Class C of $11, $26,635, $75,862 and $9,939, respectively for the six-month period ended April 30, 2012.

(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$115,756
Class A	346,793
Class B	185,689
Class C	59,372

(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(E) Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$611	0.0	%‡
Class C	117	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$58,916

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2012:
Shares sold	24,794,598
Shares issued to shareholders in reinvestment of dividends	1,835
Shares redeemed	(26,673,526)

Net increase (decrease) in shares outstanding before conversion	(1,877,093)
Shares converted into Investor Class (See Note 1)	2,756,116
Shares converted from Investor Class (See Note 1)	(4,568,535)

Net increase (decrease)	(3,689,512)

Year ended October 31, 2011:
Shares sold	55,640,962
Shares issued to shareholders in reinvestment of dividends	5,556
Shares redeemed	(48,995,174)

Net increase (decrease) in shares outstanding before conversion	6,651,344
Shares converted into Investor Class (See Note 1)	5,265,892
Shares converted from Investor Class (See Note 1)	(13,105,669)

Net increase (decrease)	(1,188,433)

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2012:
Shares sold	166,646,874
Shares issued to shareholders in reinvestment of dividends	15,626
Shares redeemed	(307,841,176)

Net increase (decrease) in shares outstanding before conversion	(141,178,676)
Shares converted into Class A (See Note 1)	4,812,073
Shares converted from Class A (See Note 1)	(2,521,073)

Net increase (decrease)	(138,887,676)

Year ended October 31, 2011:
Shares sold	448,411,673
Shares issued to shareholders in reinvestment of dividends	35,048
Shares redeemed	(385,368,151)

Net increase (decrease) in shares outstanding before conversion	63,078,570
Shares converted into Class A (See Note 1)	13,866,381
Shares converted from Class A (See Note 1)	(4,955,930)

Net increase (decrease)	71,989,021

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2012:
Shares sold	9,765,347
Shares issued to shareholders in reinvestment of dividends	3,657
Shares redeemed	(20,643,515)

Net increase (decrease) in shares outstanding before conversion	(10,874,511)
Shares converted from Class B (See Note 1)	(478,581)

Net increase (decrease)	(11,353,092)

Year ended October 31, 2011:
Shares sold	36,254,235
Shares issued to shareholders in reinvestment of dividends	10,848
Shares redeemed	(50,814,001)

Net increase (decrease) in shares outstanding before conversion	(14,548,918)
Shares converted from Class B (See Note 1)	(1,070,674)

Net increase (decrease)	(15,619,592)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2012:
Shares sold	13,884,624
Shares issued to shareholders in reinvestment of dividends	1,230
Shares redeemed	(19,706,116)

Net increase (decrease)	(5,820,262)

Year ended October 31, 2011:
Shares sold	51,972,218
Shares issued to shareholders in reinvestment of dividends	2,888
Shares redeemed	(45,382,993)

Net increase (decrease)	6,592,113

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay Money Market Fund

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York

Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and

mainstayinvestments.com	23

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life

Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare

24	MainStay Money Market Fund

with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Money Market Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26539 MS119-12	MSMM10-06/12

NL012

MainStay Principal Preservation Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class I Shares[3]	No Sales Charge	0.00%	0.01%	1.29%	1.91%	0.44%

7-Day Current Yield: 0.01%
1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. On November 27, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 27, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2012, MainStay Principal Preservation Fund had an effective 7-day yield of 0.01% for Class I shares. The 7-day current yield was 0.01% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.21% for Class I shares and the 7-day current yield would have been –0.21% for Class I shares. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Institutional Money Market Fund[4]	0.03%	0.05%	1.25%	1.85%
4.	The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Principal Preservation Fund

Cost in Dollars of a $1,000 Investment in MainStay Principal Preservation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Class I Shares	$1,000.00	$1,000.00	$0.65	$1,024.20	$0.65

1.	Expenses are equal to the Fund’s Class I annualized expense ratio (0.13%) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Principal Preservation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Principal Preservation Fund per- form relative to its peers during the six months ended April 30, 2012?

As of April 30, 2012, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended April 30, 2012, MainStay Principal Preservation Fund Class I shares returned 0.00%. The Fund underperformed the 0.03% return of the average Lipper2 institutional money market fund for the six months ended April 30, 2012.

Were there any significant changes to the Fund during the reporting period?

On April 4, 2012, the Fund’s Board of Trustees, upon the recommendation of the Fund’s manager, New York Life Investment Management LLC, approved a proposal to liquidate the Fund. The Fund will be liquidated on or about September 28, 2012. However, in the event the Fund’s assets fall to $50 million or below prior to September 28, 2012, the Fund may advance the liquidation date upon two weeks’ written notice to all remaining shareholders.

Effective May 15, 2012, the Fund was closed to all new investors. Beginning on this date, new account requests and exchanges into the Fund will no longer be accepted. Existing shareholders as of May 15, 2012, may continue to purchase shares, including through dividend reinvestments. Effective September 18, 2012, the Fund will be closed to purchases by existing shareholders. These dates may be changed without notice at the discretion of the Fund’s officers.

For more information about the Fund’s liquidation, please refer to the Prospectus Supplement dated April 30, 2012.

What factors affected the Fund’s performance during the reporting period?

A variety of factors affected the Fund’s performance during the reporting period. The Fund’s shorter-dated U.S. Treasury securities added value during the reporting period, while simultaneously helping meet liquidity needs. Supply was plentiful during the last three months of the reporting period because of a plethora of short-maturity asset-backed security deals. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) However, all of the deals were met with healthy appetites from money market investors, driving transaction spreads tighter during much of the reporting period.

What was the Fund’s duration3 strategy during the reporting period?

During the early part of the reporting period, the average weighted duration target of the Fund was 50 to 55 days. The Fund’s average weighted duration target fell to 30 days for the latter portion of the reporting period. Some large inflows during the last three months of the reporting period accounted for this short duration.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Attractive yields among repurchase agreements prompted the decision to increase the Fund’s position in these transactions. Asset-backed securities, which are priced off the LIBOR4 curve, provided attractive yields relative to those of securities tied to lower-yielding indices.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor- mance and which market segments were particu- larly weak?

The strongest contributors to the Fund’s performance included asset-backed securities and repurchase agreements. The Fund’s floating-rate securities also helped performance for two reasons. First, some were priced in relation to a LIBOR index that continued to have higher yields than some other indices. Others were priced off indices that reset frequently, such as the federal funds index, which resets daily. This helped the management of the Fund’s weighted average maturity because we were able to use the reset date (rather than the maturity date) in the Fund’s weighted average maturity calculation.

The weakest contributors to the Fund’s performance were industrial issues in the commercial paper market, which detracted during the flight to quality during the reporting period. (A flight to quality is a rapid movement into securities perceived to have lower risk.)

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases included a Target Corp. floating-rate note due 1/11/13, a Toronto-Dominion Bank floating-rate note due 2/4/13, and a Volvo Financial Equipment asset-backed security due 3/15/13. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements and commercial paper. Over the same period, we decreased the Fund’s weightings in asset-backed securities and certificates of deposit.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Principal Preservation Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 100.0%†
Asset-Backed Commercial Paper 0.9%
Straight-A Funding LLC 0.18%, due 5/9/12 (a)(b)	$1,175,000	$1,174,953

		1,174,953

Certificates of Deposit 1.9%
Bank of Nova Scotia 0.29%, due 9/18/12 (c)	1,660,000	1,660,000
Toronto-Dominion Bank (The) 0.31%, due 9/20/12 (c)	980,000	980,000

		2,640,000

Financial Company Commercial Paper 9.4%
Bank of Nova Scotia 0.11%, due 5/11/12 (b)	2,000,000	1,999,939
JPMorgan Chase & Co. 0.289%, due 11/1/12 (b)	1,575,000	1,575,000
National Rural Utilities Cooperative Finance Corp.
0.14%, due 5/16/12 (b)	2,000,000	1,999,883
0.15%, due 6/4/12 (b)	1,500,000	1,499,788
PACCAR Financial Corp.
0.12%, due 5/29/12 (b)	1,575,000	1,574,853
0.132%, due 5/3/12 (b)	1,650,000	1,649,988
Private Export Funding Corp. 0.15%, due 6/18/12 (a)(b)	1,000,000	999,800
U.S. Bank N.A. 0.15%, due 5/10/12 (b)	1,500,000	1,500,000

		12,799,251

Government Agency Debt 7.6%
Federal Farm Credit Bank 0.16%, due 7/5/12 (c)	1,015,000	1,014,839
Federal Home Loan Bank
0.10%, due 5/23/12 (b)	6,355,000	6,354,611
0.11%, due 5/25/12 (b)	1,500,000	1,499,890
Federal Home Loan Mortgage Corp. 0.10%, due 5/21/12 (b)	970,000	969,946
Federal National Mortgage Association
0.27%, due 9/17/12 (c)	250,000	250,070
0.39%, due 9/13/12 (c)	270,000	270,100

		10,359,456

Other Commercial Paper 54.0%
Archer-Daniels-Midland Co. 0.12%, due 5/11/12 (a)(b)	630,000	629,979
Baker Hughes, Inc.
0.14%, due 5/2/12 (a)(b)	2,400,000	2,399,991
0.15%, due 5/8/12 (a)(b)	3,000,000	2,999,912

	Principal Amount	Amortized Cost

Other Commercial Paper (continued)
Baxter International, Inc.
0.25%, due 5/7/12 (a)(b)	$1,100,000	$1,099,954
0.30%, due 5/11/12 (a)(b)	1,575,000	1,574,869
Becton, Dickinson & Co. 0.11%, due 5/30/12 (b)	1,575,000	1,574,860
Campbell Soup Co.
0.16%, due 5/17/12 (a)(b)	1,011,000	1,010,928
0.17%, due 5/15/12 (a)(b)	750,000	749,950
Caterpillar, Inc. 0.12%, due 5/25/12 (a)(b)	1,575,000	1,574,874
Chevron Corp. 0.10%, due 5/8/12 (a)(b)	2,000,000	1,999,961
Coca-Cola Co. (The)
0.12%, due 6/14/12 (a)(b)	1,575,000	1,574,769
0.13%, due 6/6/12 (a)(b)	2,000,000	1,999,740
Colgate-Palmolive Co. 0.12%, due 5/3/12 (a)(b)	1,000,000	999,993
Danaher Corp.
0.12%, due 5/23/12 (a)(b)	3,000,000	2,999,780
0.13%, due 5/4/12 (a)(b)	1,665,000	1,664,982
E.I. du Pont de Nemours & Co. 0.16%, due 6/7/12 (a)(b)	1,000,000	999,836
Emerson Electric Co.
0.12%, due 5/18/12 (a)(b)	3,000,000	2,999,830
0.15%, due 6/18/12 (a)(b)	990,000	989,802
Florida Power & Light Co.
0.25%, due 5/17/12 (b)	1,575,000	1,574,825
0.26%, due 5/18/12 (b)	1,575,000	1,574,807
Henkel of America, Inc. 0.19%, due 5/4/12 (a)(b)	705,000	704,989
Honeywell International, Inc.
0.13%, due 6/27/12 (a)(b)	2,000,000	1,999,588
0.15%, due 6/28/12 (a)(b)	2,000,000	1,999,517
Illinois Tool Works, Inc.
0.15%, due 5/14/12 (a)(b)	1,500,000	1,499,919
0.15%, due 5/18/12 (a)(b)	1,500,000	1,499,894
Kimberly-Clark Worldwide, Inc. 0.132%, due 5/14/12 (a)(b)	1,100,000	1,099,948
L’Oreal U.S.A., Inc.
0.15%, due 5/2/12 (a)(b)	2,000,000	1,999,992
0.15%, due 5/15/12 (a)(b)	1,000,000	999,942
Merck & Co., Inc.
0.09%, due 5/7/12 (a)(b)	650,000	649,990
0.10%, due 5/22/12 (a)(b)	2,000,000	1,999,883
Novartis Securities Investment Ltd.
0.11%, due 5/10/12 (a)(b)	1,510,000	1,509,958
0.15%, due 6/15/12 (a)(b)	1,920,000	1,919,640
0.20%, due 6/11/12 (a)(b)	880,000	879,800

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Amortized Cost

Other Commercial Paper (continued)
Parker Hannifin Corp.
0.17%, due 6/6/12 (a)(b)	$2,200,000	$2,199,626
0.19%, due 5/23/12 (a)(b)	2,000,000	1,999,768
Sanofi 0.15%, due 5/4/12 (a)(b)	2,400,000	2,399,970
Schlumberger Holdings Corp. 0.17%, due 5/21/12 (a)(b)	1,575,000	1,574,851
Sherwin-Williams Co. (The) 0.25%, due 5/8/12 (a)(b)	1,575,000	1,574,923
Siemens Capital Co., LLC
0.11%, due 5/1/12 (a)(b)	1,725,000	1,725,000
0.15%, due 5/29/12 (a)(b)	1,500,000	1,499,825
Southern Co. (The) 0.25%, due 5/17/12 (a)(b)	1,500,000	1,499,833
Southern Co. Funding Corp.
0.22%, due 5/11/12 (a)(b)	1,150,000	1,149,930
0.24%, due 5/4/12 (a)(b)	871,000	870,983
St. Jude Medical, Inc. 0.20%, due 5/16/12 (a)(b)	2,400,000	2,399,800
Unilever Capital Corp. 0.14%, due 6/1/12 (a)(b)	2,000,000	1,999,759
WGL Holdings, Inc. 0.23%, due 5/3/12 (a)(b)	1,050,000	1,049,987

		73,700,957

Other Notes 0.6%
International Bank for Reconstruction & Development 0.28%, due 7/25/12 (c)	875,000	875,000

		875,000

Treasury Debt 8.7%
United States Treasury Bill 0.072%, due 5/24/12 (b)	1,575,000	1,574,928
United States Treasury Notes
0.375%, due 8/31/12	1,250,000	1,250,878
0.375%, due 9/30/12	1,100,000	1,101,058
0.625%, due 6/30/12	1,455,000	1,455,943
0.625%, due 7/31/12	1,135,000	1,136,378
0.625%, due 12/31/12	1,250,000	1,253,871
0.625%, due 1/31/13	1,300,000	1,304,485
0.625%, due 2/28/13	1,500,000	1,505,549
0.75%, due 5/31/12	1,265,000	1,265,541

		11,848,631

	Principal Amount	Amortized Cost

Treasury Repurchase Agreements 16.9%
Bank of America N.A. 0.18%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $11,515,058 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 8/31/18, with a Principal Amount of $11,484,500 and a Market Value of $11,745,387)	$11,515,000	$11,515,000
Deutsche Bank Securities, Inc. 0.19%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $11,515,061 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 2/15/22, with a Principal Amount of $11,628,400 and a Market Value of $11,745,369)	11,515,000	11,515,000

		23,030,000

Total Short-Term Investments (Amortized Cost $136,428,248) (d)	100.0%	136,428,248
Other Assets, Less Liabilities	(0.0)‡	(15,595)
Net Assets	100.0%	$136,412,653

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Interest rate presented is yield to maturity.

(c)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

12	MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$1,174,953	$—	$1,174,953
Certificates of Deposit	—	2,640,000	—	2,640,000
Financial Company Commercial Paper	—	12,799,251	—	12,799,251
Government Agency Debt	—	10,359,456	—	10,359,456
Other Commercial Paper	—	73,700,957	—	73,700,957
Other Notes	—	875,000	—	875,000
Treasury Debt	—	11,848,631	—	11,848,631
Treasury Repurchase Agreements	—	23,030,000	—	23,030,000

Total Investments in Securities	$—	$136,428,248	$—	$136,428,248

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Principal Preservation Fund investments by industry.

Industry Diversification

	Amortized Cost	Percent †
Agriculture	$629,979	0.5%
Banks	5,074,939	3.7
Beverages	3,574,509	2.6
Certificate of Deposit	2,640,000	1.9
Chemicals	3,279,748	2.4
Cosmetics & Personal Care	2,099,941	1.5
Electric	6,670,378	4.9
Electrical Components & Equipment	3,989,632	2.9
Finance—Auto Loans	3,224,841	2.4
Finance—Other Services	4,499,471	3.3
Food	3,760,637	2.7
Gas	1,049,987	0.8
Health Care—Products	6,649,483	4.9
Machinery—Construction & Mining	1,574,874	1.1
Miscellaneous—Manufacturing	19,087,899	14.0
Multi-National	875,000	0.6
Oil & Gas	1,999,961	1.5
Oil & Gas Services	6,974,754	5.1
Pharmaceuticals	9,359,241	6.9
Repurchase Agreements	23,030,000	16.9
Retail	2,999,934	2.2
Special Purpose Entity	1,174,953	0.9
U.S. Government & Agency	22,208,087	16.3

	136,428,248	100.0
Other Assets, Less Liabilities	(15,595)	(0.0)‡

Net Assets	$136,412,653	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (amortized cost $113,398,248)	$113,398,248
Repurchase agreement, at value (identified cost $23,030,000)	23,030,000
Cash	386
Receivables:
Fund shares sold	36,903
Interest	17,377
Other assets	12,407

Total assets	136,495,321

Liabilities
Payables:
Fund shares redeemed	30,800
Professional fees	25,505
Shareholder communication	15,924
Manager (See Note 3)	6,211
Custodian	3,472
Accrued expenses	750
Dividend payable	6

Total liabilities	82,668

Net assets	$136,412,653

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,364,290
Additional paid-in capital	135,047,419

136,411,709
Accumulated net realized gain (loss) on investments	944

Net assets	$136,412,653

Class I
Net assets applicable to outstanding shares	$136,412,653

Shares of beneficial interest outstanding	136,428,955

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$80,232

Expenses
Manager (See Note 3)	159,523
Professional fees	22,285
Registration	11,856
Custodian	11,331
Shareholder communication	10,384
Transfer agent (See Note 3)	7,441
Trustees	1,301
Miscellaneous	3,257

Total expenses before waiver/reimbursement	227,378
Expense waiver/reimbursement from Manager (See Note 3)	(152,814)

Net expenses	74,564

Net investment income (loss)	5,668

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	341

Net increase (decrease) in net assets resulting from operations	$6,009

16	MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,668	$11,708
Net realized gain (loss) on investments	341	603

Net increase (decrease) in net assets resulting from operations	6,009	12,311

Dividends to shareholders:
From net investment income:
Class I	(5,668)	(14,884)

Capital share transactions:
Net proceeds from sale of shares	102,895,506	41,273,258
Net asset value of shares issued to shareholders in reinvestment of dividends	5,637	14,678
Cost of shares redeemed	(60,939,847)	(70,824,072)

Increase (decrease) in net assets derived from capital share transactions	41,961,296	(29,536,136)

Net increase (decrease) in net assets	41,961,637	(29,538,709)

Net Assets
Beginning of period	94,451,016	123,989,725

End of period	$136,412,653	$94,451,016

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000	0000000000000	0000000000000		0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,						July 1, 2007*** through October 31,		Year ended June 30,
	2012*		2011		2010		2009	2008 (a)	2007		2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.01	0.03	0.02		0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	—	0.00 ‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.01	0.03	0.02		0.05

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)
From net realized gain on investments	—		—		(0.00	)‡	—	—	—		—
Return of capital	—		—		—		—	—	(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return	0.00	%(b)(c)	0.01%		0.05%		0.93%	2.94%	1.69	%(b)	5.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.92%	2.91%	4.97	%††	5.08%
Net expenses	0.13	%††	0.18%		0.25%		0.34%	0.30%	0.30	%††	0.30%
Expenses (before waiver/reimbursement)	0.40	%††	0.44%		0.43%		0.49%	0.39%	0.49	%††	0.46%
Net assets at end of period (in 000’s)	$136,413		$94,451		$123,990		$168,382	$199,284	$198,672		$182,080

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
***	The McMorgan Principal Preservation Fund changed its fiscal year end from June 30 to October 31.
(a)	Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.
(b)	Total investment return is not annualized.
(c)	Less than one-tenth percent.
(d)	The loss resulting from a compliance violation did not have an effect on total return.

18	MainStay Principal Preservation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the “Fund”), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations (under a former designation known as “McMorgan Class” shares) on July 13, 1994. The Fund’s McMorgan Class shares were redesignated as Class I shares on November 27, 2007. Class I shares are offered at net asset value (“NAV”) without imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”).

The Fund’s investment objective is to seek to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical information of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the “McMorgan Trust”), prior to its reorganization. Upon the completion of the reorganization on November 27, 2007, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

On April 4, 2012, the Board, upon the recommendation of the Fund’s Manager, approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about September 28, 2012. However, in the event the Fund’s assets fall to $50 million or below prior to September 28, 2012, the Fund may advance the Liquidation Date upon two weeks’ written notice to all remaining shareholders.

Effective May 15, 2012, the Fund was closed to all new investors. Effective September 18, 2012, the Fund will be closed to purchases by existing shareholders. These dates may be changed without notice at the discretion of the Trust’s officers.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Fund Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (“Exchange”) every day the Exchange is open. The Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open.

(B)  Securities Valuation.  Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax

mainstayinvestments.com	19

Notes to Financial Statements (Unaudited) (continued)

position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board of Trustees (“Board”). Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate as follows: 0.25% of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.28% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

20	MainStay Principal Preservation Fund

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.30% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $159,523 and waived its fees and/or reimbursed expenses in the amount of $152,814.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Class I	$7,441

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Ordinary Income	$14,884

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class I (at $1 per share)	Shares
Six-month period ended April 30, 2012:
Shares sold	102,895,506
Shares issued to shareholders in reinvestment of dividends	5,637
Shares redeemed	(60,939,847)

Net increase (decrease)	41,961,296

Year ended October 31, 2011:
Shares sold	41,273,258
Shares issued to shareholders in reinvestment of dividends	14,678
Shares redeemed	(70,824,072)

Net increase (decrease)	(29,536,136)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	21

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Principal Preservation Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by

New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and

22	MainStay Principal Preservation Fund

compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life

Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

mainstayinvestments.com	23

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The

Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

24	MainStay Principal Preservation Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	25

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26540 MS119-12	MSPP10-06/12 NL0D2

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.31 6.15%	–11.52 –6.37%	3.13 4.31%	5.50 6.10%	1.19 1.19%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.48 6.33	–11.33 –6.17	3.32 4.50	5.60 6.20	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.81 5.79	–11.43 –7.09	3.20 3.54	5.33 5.33	1.94 1.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.80 5.79	–7.96 –7.09	3.54 3.54	5.32 5.32	1.94 1.94
Class I Shares[4]	No Sales Charge		6.38	–5.98	4.72	6.45	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[5]	6.52%	–3.53%	2.86%	6.04%
Average Lipper Convertible Securities Fund[6]	5.15	–5.93	2.25	5.54

5.	The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income, dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,061.50	$6.25	$1,018.80	$6.12

Class A Shares	$1,000.00	$1,063.30	$5.18	$1,019.80	$5.07

Class B Shares	$1,000.00	$1,057.90	$10.08	$1,015.10	$9.87

Class C Shares	$1,000.00	$1,057.90	$10.08	$1,015.10	$9.87

Class I Shares	$1,000.00	$1,063.80	$3.90	$1,021.10	$3.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Investor Class, 1.01% for Class A, 1.97% for Class B and Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	JPMorgan Chase & Co., 1.50%, due 6/25/15

2.	Apache Corp., 6.00%

3.	Valeant Pharmaceuticals International, Inc., 5.375%, due 8/1/14

4.	Salix Pharmaceuticals, Ltd., 1.50%–2.75%, due 5/15/15–3/15/19

5.	Gilead Sciences, Inc., 1.00%, due 5/1/14
6.	BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17

7.	Allegheny Technologies, Inc., 4.25%, due 6/1/14

8.	EMC Corp., 1.75%, due 12/1/13

9.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

10.	SM Energy Co., 3.84%, due 4/1/27

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Convertible Fund returned 6.15% for Investor Class shares, 6.33% for Class A shares and 5.79% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 6.38%. All share classes outperformed the 5.15% return of the average Lipper1 convertible securities fund for the six-month reporting period. All share classes underperformed the 6.52% return of the Bank of America Merrill Lynch All U.S. Convertible Index2 for the six months ended April 30, 2012. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the Bank of America Merrill Lynch All U.S. Convertible Index was driven largely by weaker-performing securities in the energy sector, where the Fund held an overweight position. Partially offsetting this weakness were several biotechnology-related holdings that performed well during the reporting period. The Fund’s higher delta (or equity sensitivity) compared to the Bank of America Merrill Lynch All U.S. Convertible Index also enhanced the Fund’s relative performance.

During the reporting period, which market segments were the strongest performers and which market segments were the weakest?

During the reporting period, biotechnology was the Fund’s best performing sector, largely on the strength of Incyte, Amarin and Salix Pharmaceuticals. The second-strongest sector was information technology, led by larger holdings such as computers & peripherals company EMC and Internet security companies Blue Coat Systems and Verisign. Consumer discretionary was the Fund’s third-strongest sector, with particularly strong results from the convertible bonds of vending machine company Coinstar.

During the reporting period, energy was the Fund’s worst-performing sector. Fund holdings in exploration and production companies such as Chesapeake Energy and Peabody Energy detracted from the Fund’s performance. The Fund’s second worst-performing market segment was medical devices, where China Medical Technologies was particularly weak. The transportation sector, specifically the airlines industry, was the Fund’s third worst-performing market segment, hurt by the rising cost of crude oil. After labor, jet fuel is the second-largest input cost for airlines. The Fund’s position in convertible bonds of AMR, the parent company of American Airlines, detracted from the Fund’s performance. Both AMR and American Airlines filed for bankruptcy in late November 2011.

During the reporting period, which individual Fund holdings were the strongest absolute performers and which Fund holdings were particularly weak?

A convertible bond position in pharmaceutical company Biovail was the Fund’s best-performing holding on an absolute basis. The company continued to benefit from its strategy of acquiring smaller pharmaceutical firms and integrating their products into Biovail’s existing infrastructure. A convertible bond position in biotechnology company Incyte was the Fund’s second-strongest performer. The company’s convertible bonds rose sharply after Incyte reported better-than-expected earnings and favorable developments for the lead drug in the company’s pipeline. A convertible bond position in biopharmaceutical company Amarin was also a strong performer for the Fund. The convertible bonds rose in tandem with the company’s common shares, which advanced after Amarin indicated that it was likely to receive a patent extension for its leading drug for the treatment of high triglycerides.

The Fund’s worst-performing holding was a convertible bond position in medical device company China Medical Technologies. These convertible bonds declined sharply after the company defaulted on its interest payments, despite reporting more than $200 million in cash in its most recent balance sheet filing. The Fund’s second-weakest performer was a position in the convertible preferred shares of energy exploration and production company Chesapeake Energy. The company was hurt when the price of natural gas in the United States, declined sharply because of abundant supply and soft demand during an unusually warm winter. The convertible bonds of biotechnology company Savient Pharmaceuticals were also weak performers. The company’s common stock and convertible bonds declined, largely because of reimbursement for one of Savient’s leading drugs, a treatment for recurring gout.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased convertible bonds of energy services company Helix Energy Solutions Group after the company announced an initial public offering of the securities. The company’s subsea intervention and pipe-laying equipment has seen increased demand, and we believe that Helix’s exploration and production assets have considerable value. During the reporting period, the Fund also initiated a position in the convertible bonds of gaming, hospitality and entertainment company MGM Resorts International. We expected results in the company’s core Las Vegas market to track economic growth, even if the pace was slow.

1.	See footnote on page 6 for more information about Lipper Inc.
2.	See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

mainstayinvestments.com	9

The Fund tendered a convertible bond position in oilfield services company Core Laboratories after the bonds were called. The Fund also sold positions in Chesapeake Energy convertible bonds and convertible preferred shares because of concerns about the company’s management.

Were there any changes in the Fund’s sector weightings during the reporting period?

With the sale of positions in Chesapeake Energy and Core Laboratories, the Fund’s weighting in the energy sector slightly decreased relative to the Bank of America Merrill Lynch All U.S. Convertible Index. With the purchase of convertible bonds of

MGM Mirage, the Fund’s weighting in the consumer discretionary sector increased relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy and health care sectors. On the same date, the Fund held Index-neutral weightings in the information technology, materials and consumer discretionary sectors. As of April 30, 2012, the Fund was underweight relative to the Index in financials.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Convertible Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Value

Convertible Securities 88.1%† Convertible Bonds 75.8%
Aerospace & Defense 1.7%
GenCorp, Inc. 4.063%, due 12/31/39	$9,284,000	$9,759,805
Kaman Corp. 3.25%, due 11/15/17 (a)	3,217,000	3,892,570

		13,652,375

Airlines 0.5%
Continental Airlines, Inc. 4.50%, due 1/15/15	2,951,000	4,068,691

Apparel 0.3%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	2,859,000	2,687,460

Auto Manufacturers 1.0%
Wabash National Corp. 3.375%, due 5/1/18	7,770,000	8,022,525

Auto Parts & Equipment 0.6%
ArvinMeritor, Inc. 4.00%, due 2/15/27	6,010,000	4,777,950

Banks 3.5%
♦JPMorgan Chase & Co. 1.50%, due 6/25/15 (a)	20,170,427	27,639,536

Biotechnology 7.4%
Amgen, Inc. 0.375%, due 2/1/13	9,874,000	10,194,905
Corsicanto, Ltd. 3.50%, due 1/15/32 (a)	8,041,000	12,885,702
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	12,858,000	16,329,660
Incyte Corp., Ltd. 4.75%, due 10/1/15	4,902,000	13,014,810
InterMune, Inc. 2.50%, due 9/15/18	6,719,000	5,324,808

		57,749,885

Coal 2.3%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	5,552,000	5,093,960
Peabody Energy Corp. 4.75%, due 12/15/66	13,794,000	13,224,997

		18,318,957

	Principal Amount	Value

Commercial Services 1.4%
Avis Budget Group, Inc. 3.50%, due 10/1/14	$889,000	$1,025,684
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,082,000	4,065,105
Sotheby’s 3.125%, due 6/15/13	4,656,000	5,930,580

		11,021,369

Computers 4.2%
♦EMC Corp. 1.75%, due 12/1/13	8,433,000	15,031,823
Mentor Graphics Corp. 4.00%, due 4/1/31	2,249,000	2,406,430
NetApp, Inc. 1.75%, due 6/1/13	3,671,000	4,767,711
Quantum Corp. 3.50%, due 11/15/15	786,000	791,895
SanDisk Corp. 1.50%, due 8/15/17	9,381,000	9,767,966

		32,765,825

Distribution & Wholesale 1.6%
Titan Machinery, Inc. 3.75%, due 5/1/19 (a)	5,826,000	6,306,645
WESCO International, Inc. 6.00%, due 9/15/29	2,531,000	6,219,933

		12,526,578

Diversified Financial Services 1.0%
Air Lease Corp. 3.875%, due 12/1/18 (a)	7,137,000	7,627,669

Electronics 1.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	7,990,000	8,409,475

Entertainment 1.1%
International Game Technology 3.25%, due 5/1/14	7,827,000	8,658,619

Environmental Controls 1.4%
Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	10,863,686

Food 0.8%
Spartan Stores, Inc. 3.375%, due 5/15/27 (a)	5,749,000	5,612,461
3.375%, due 5/15/27	462,000	451,028

		6,063,489

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Health Care—Products 2.8%
China Medical Technologies, Inc. 4.00%, due 8/15/13 (b)	$12,643,000	$3,666,470
Insulet Corp. 3.75%, due 6/15/16	6,497,000	6,732,516
Teleflex, Inc. 3.875%, due 8/1/17	9,799,000	11,648,561

		22,047,547

Home Builders 1.0%
Lennar Corp. 3.25%, due 11/15/21 (a)	5,653,000	7,907,134

Insurance 0.5%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	3,647,000	4,248,755

Internet 2.7%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	9,147,056	915
DealerTrack Holdings, Inc. 1.50%, due 3/15/17 (a)	2,573,000	2,740,245
Symantec Corp. Series B 1.00%, due 6/15/13	624,000	666,900
TIBCO Software, Inc. 2.25%, due 5/1/32 (a)	8,300,000	8,466,000
VeriSign, Inc. 3.25%, due 8/15/37	6,913,000	9,272,061

		21,146,121

Iron & Steel 2.0%
♦Allegheny Technologies, Inc. 4.25%, due 6/1/14	12,231,000	15,487,504

Lodging 1.5%
Home Inns & Hotels Management, Inc. 2.00%, due 12/15/15 (a)	2,489,000	1,904,085
MGM Resorts International 4.25%, due 4/15/15	9,025,000	9,577,781

		11,481,866

Machinery—Diversified 0.6%
Chart Industries, Inc. 2.00%, due 8/1/18	3,292,000	4,345,440

Media 0.8%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	7,352,000	6,212,440

	Principal Amount	Value

Oil & Gas 2.8%
BPZ Resources, Inc. 6.50%, due 3/1/15	$3,020,000	$2,899,200
♦SM Energy Co. 3.84%, due 4/1/27	11,804,000	14,356,615
Stone Energy Corp. 1.75%, due 3/1/17 (a)	5,025,000	4,861,687

		22,117,502

Oil & Gas Services 1.1%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	7,642,000	8,759,643

Pharmaceuticals 13.8%
Akorn, Inc. 3.50%, due 6/1/16 (a)	6,716,000	10,409,800
♦BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	8,794,000	15,939,125
Medivation, Inc. 2.625%, due 4/1/17	7,433,000	8,343,542
Mylan, Inc. 3.75%, due 9/15/15	4,317,000	7,592,524
Omnicare, Inc. 3.75%, due 12/15/25	4,336,000	6,205,900
♦Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (a)	8,747,000	8,932,874
2.75%, due 5/15/15	5,944,000	7,623,180
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	14,917,740
♦Valeant Pharmaceuticals International, Inc. 5.375%, due 8/1/14 (a)	5,586,000	21,932,032
ViroPharma, Inc. 2.00%, due 3/15/17	4,905,000	6,566,569

		108,463,286

Real Estate Investment Trusts 2.2%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	8,490,995
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	7,738,000	9,082,478

		17,573,473

Retail 1.1%
Coinstar, Inc. 4.00%, due 9/1/14	4,956,000	8,350,860

Semiconductors 5.2%
Lam Research Corp. 0.50%, due 5/15/16 (a)	4,774,000	4,756,098
Microchip Technology, Inc. 2.125%, due 12/15/37	5,294,000	6,988,080
Micron Technology, Inc. 3.125%, due 5/1/32 (a)	6,645,000	6,321,056

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Semiconductors (continued)
ON Semiconductor Corp. 2.625%, due 12/15/26	$2,095,000	$2,270,456
Series B 2.625%, due 12/15/26	5,871,000	6,641,569
Rovi Corp. 2.625%, due 2/15/40	7,565,000	7,754,125
Xilinx, Inc. 2.625%, due 6/15/17	4,666,000	6,281,602

		41,012,986

Software 2.3%
Electronic Arts, Inc. 0.75%, due 7/15/16 (a)	9,843,000	9,104,775
VeriFone Systems, Inc. 1.375%, due 6/15/12	7,889,000	8,727,206

		17,831,981

Telecommunications 5.5%
Anixter International, Inc. 1.00%, due 2/15/13	6,220,000	7,487,325
Ciena Corp. 0.875%, due 6/15/17	7,772,000	6,625,630
InterDigital Inc 2.50%, due 3/15/16	5,159,000	5,036,474
SBA Communications Corp. 1.875%, due 5/1/13	4,710,000	6,205,425
4.00%, due 10/1/14	3,600,000	6,628,500
Virgin Media, Inc. 6.50%, due 11/15/16	7,131,000	10,821,292

		42,804,646

Total Convertible Bonds (Cost $534,196,599)		594,645,273

	Shares
Convertible Preferred Stocks 12.3%
Auto Manufacturers 1.0%
General Motors Co. 4.75%	198,000	7,729,920

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	103,400	4,293,168

Banks 1.7%
Citigroup, Inc. 0.75%	137,200	13,372,884

	Shares	Value

Electric 0.6%
PPL Corp. 9.50%	92,100	$4,917,219

Hand & Machine Tools 0.7%
Stanley Black & Decker, Inc. 4.75%	45,000	5,400,000

Insurance 1.4%
Hartford Financial Services Group, Inc. 7.25%	214,867	4,604,600
MetLife, Inc. 5.00%	92,900	6,390,591

		10,995,191

Media 0.9%
Nielsen Holdings N.V. 6.25%	126,500	7,147,250

Oil & Gas 4.5%
♦Apache Corp. 6.00%	472,600	25,104,512
Energy XXI Bermuda, Ltd. 5.63%	18,700	7,345,977
SandRidge Energy, Inc. 7.00%	22,400	2,803,920

		35,254,409

Pharmaceuticals 0.6%
Omnicare Capital Trust II 4.00%	100,350	4,646,205

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. 6.50%	47,800	2,551,564

Total Convertible Preferred Stocks (Cost $98,636,848)		96,307,810

Total Convertible Securities (Cost $632,833,447)		690,953,083

Common Stocks 8.3%
Aerospace & Defense 0.3%
Triumph Group, Inc.	40,584	2,549,487

Apparel 0.9%
Iconix Brand Group, Inc. (f)	437,600	6,712,784

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Auto Manufacturers 0.0%‡
General Motors Co. (f)	2,621	$60,283
General Motors Corp. (Escrow Shares) (c)(e)(f)	569,200	5,778

		66,061

Auto Parts & Equipment 0.1%
Meritor, Inc. (f)	59,700	388,647

Commercial Services 0.3%
Avis Budget Group, Inc. (f)	189,700	2,496,452

Computers 1.3%
Hewlett-Packard Co.	77,300	1,913,948
Quantum Corp. (f)	291,309	693,316
Synopsys, Inc. (f)	262,000	7,862,620

		10,469,884

Electronics 0.0%‡
TTM Technologies, Inc. (f)	32,000	330,560

Internet 0.6%
Symantec Corp. (f)	277,000	4,576,040

Miscellaneous—Manufacturing 0.3%
Ingersoll-Rand PLC	56,868	2,418,026

Oil & Gas 0.4%
Forest Oil Corp. (f)	83,100	1,106,892
Transocean, Ltd.	35,100	1,768,689

		2,875,581

Oil & Gas Services 2.6%
Baker Hughes, Inc.	124,900	5,509,339
Core Laboratories N.V.	35,200	4,821,696
Gulf Island Fabrication, Inc.	16,900	473,538
Halliburton Co.	113,326	3,878,016
HollyFrontier Corp.	89,504	2,758,513
ION Geophysical Corp. (f)	530,100	3,302,523

		20,743,625

Pharmaceuticals 1.0%
Merck & Co., Inc.	191,917	7,530,823

Transportation 0.5%
Tidewater, Inc.	65,800	3,620,974

Total Common Stocks (Cost $66,782,382)		64,778,944

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $10.00 Expires 7/10/16 (f)	1,016	$14,316
Strike Price $18.33 Expires 7/10/19 (f)	1,016	9,469

Total Warrants (Cost $1,062)		23,785

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $26,817,885 (Collateralized by a United States Treasury Note with a rate 0.75% and a maturity date of 8/15/13, with a Principal Amount of $27,135,000 and a Market Value of $27,358,185)	$26,817,878	26,817,878

Total Short-Term Investment (Cost $26,817,878)		26,817,878

Total Investments (Cost $726,434,769) (g)	99.8%	782,573,690
Other Assets, Less Liabilities	0.2	1,661,634
Net Assets	100.0%	$784,235,324

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Illiquid security. The total market value of these securities as of April 30, 2012 is $6,693, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	Restricted security.

(e)	Fair valued security. The total market value of these securities as of April 30, 2012 is $6,693, which represents less than one-tenth of a percent of the Fund’s net assets.

(f)	Non-income producing security.

(g)	As of April 30, 2012, cost is $730,332,134 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$87,620,282
Gross unrealized depreciation	(35,378,726)

Net unrealized appreciation	$52,241,556

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$594,644,358	$915	$594,645,273
Convertible Preferred Stocks	96,307,810	—	—	96,307,810

Total Convertible Securities	96,307,810	594,644,358	915	690,953,083

Common Stocks (c)	64,773,166	—	5,778	64,778,944
Warrants	23,785	—	—	23,785
Short-Term Investment
Repurchase Agreement	—	26,817,878	—	26,817,878

Total Investments in Securities	$161,104,761	$621,462,236	$6,693	$782,573,690

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $5,778 is held in Auto Manufacturers within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Convertible Bonds
Internet	$915	$—	$—	$—	$—	$—	$—	$—	$915	$—
Common Stocks
Auto Manufacturers	6,966	—	—	(1,188)	—	—	—	—	5,778	(1,188)

Total	$7,881	$—	$—	$(1,188)	$—	$—	$—	$—	$6,693	$(1,188)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $726,434,769)	$782,573,690
Receivables:
Investment securities sold	11,718,064
Dividends and interest	4,182,304
Fund shares sold	508,114
Other assets	50,895

Total assets	799,033,067

Liabilities
Payables:
Investment securities purchased	13,209,990
Fund shares redeemed	654,916
Manager (See Note 3)	381,916
Transfer agent (See Note 3)	249,909
NYLIFE Distributors (See Note 3)	190,496
Shareholder communication	62,247
Professional fees	42,225
Trustees	3,081
Custodian	2,963

Total liabilities	14,797,743

Net assets	$784,235,324

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$519,846
Additional paid-in capital	724,767,560

725,287,406
Undistributed net investment income	907,956
Accumulated net realized gain (loss) on investments	1,901,041
Net unrealized appreciation (depreciation) on investments	56,138,921

Net assets	$784,235,324

Investor Class
Net assets applicable to outstanding shares	$83,444,687

Shares of beneficial interest outstanding	5,537,255

Net asset value per share outstanding	$15.07
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$15.95

Class A
Net assets applicable to outstanding shares	$327,973,284

Shares of beneficial interest outstanding	21,756,751

Net asset value per share outstanding	$15.07
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$15.95

Class B
Net assets applicable to outstanding shares	$39,123,418

Shares of beneficial interest outstanding	2,587,837

Net asset value and offering price per share outstanding	$15.12

Class C
Net assets applicable to outstanding shares	$86,888,621

Shares of beneficial interest outstanding	5,751,819

Net asset value and offering price per share outstanding	$15.11

Class I
Net assets applicable to outstanding shares	$246,805,314

Shares of beneficial interest outstanding	16,350,894

Net asset value and offering price per share outstanding	$15.09

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$8,269,618
Dividends (a)	3,490,659

Total income	11,760,277

Expenses
Manager (See Note 3)	2,352,114
Distribution/Service—Investor Class (See Note 3)	106,219
Distribution/Service—Class A (See Note 3)	439,652
Distribution/Service—Class B (See Note 3)	204,860
Distribution/Service—Class C (See Note 3)	436,408
Transfer agent (See Note 3)	694,363
Shareholder communication	57,565
Registration	48,634
Professional fees	46,560
Trustees	11,343
Custodian	8,594
Miscellaneous	15,743

Total expenses	4,422,055

Net investment income (loss)	7,338,222

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,799,066
Net change in unrealized appreciation (depreciation) on investments	35,026,590

Net realized and unrealized gain (loss) on investments	40,825,656

Net increase (decrease) in net assets resulting from operations	$48,163,878

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,957.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,338,222	$18,739,701
Net realized gain (loss) on investments	5,799,066	37,365,006
Net change in unrealized appreciation (depreciation) on investments	35,026,590	(48,029,038)

Net increase (decrease) in net assets resulting from operations	48,163,878	8,075,669

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(846,202)	(1,600,042)
Class A	(3,952,953)	(8,287,054)
Class B	(259,835)	(528,130)
Class C	(548,769)	(1,019,729)
Class I	(2,791,462)	(6,486,188)

	(8,399,221)	(17,921,143)

From net realized gain on investments:
Investor Class	(4,312,356)	—
Class A	(18,447,914)	—
Class B	(2,175,818)	—
Class C	(4,456,329)	—
Class I	(11,630,815)	—

	(41,023,232)	—

Total dividends and distributions to shareholders	(49,422,453)	(17,921,143)

Capital share transactions:
Net proceeds from sale of shares	102,695,893	383,995,667
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	35,128,754	12,573,119
Cost of shares redeemed	(181,316,269)	(363,693,740)

Increase (decrease) in net assets derived from capital share transactions	(43,491,622)	32,875,046

Net increase (decrease) in net assets	(44,750,197)	23,029,572

Net Assets
Beginning of period	828,985,521	805,955,949

End of period	$784,235,324	$828,985,521

Undistributed net investment income at end of period	$907,956	$1,968,955

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$15.11		$15.12	$13.02	$10.16	$15.00

Net investment income (loss) (a)	0.13		0.30	0.32	0.35	0.16
Net realized and unrealized gain (loss) on investments	0.75		(0.02)	2.10	2.82	(4.85)

Total from investment operations	0.88		0.28	2.42	3.17	(4.69)

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.32)	(0.31)	(0.15)
From net realized gain on investments	(0.77)		—	—	—	—

Total dividends and distributions	(0.92)		(0.29)	(0.32)	(0.31)	(0.15)

Net asset value at end of period	$15.07		$15.11	$15.12	$13.02	$10.16

Total investment return (b)	6.15	%(c)	1.98%	18.78%	31.77%	(31.51	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	%††	1.89%	2.25%	3.16%	1.69	% ††
Net expenses	1.22	%††	1.19%	1.28%	1.30%	1.28	% ††
Expenses (before waiver/reimbursement)	1.22	%††	1.19%	1.28%	1.43%	1.34	% ††
Portfolio turnover rate	27%		80%	80%	68%	103%
Net assets at end of period (in 000’s)	$83,445		$85,747	$86,301	$78,734	$61,439

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$15.12		$15.13	$13.03	$10.16	$17.18	$14.51

Net investment income (loss) (a)	0.15		0.33	0.35	0.38	0.23	0.16
Net realized and unrealized gain (loss) on investments	0.74		(0.02)	2.10	2.82	(5.74)	2.74

Total from investment operations	0.89		0.31	2.45	3.20	(5.51)	2.90

Less dividends and distributions:
From net investment income	(0.17)		(0.32)	(0.35)	(0.33)	(0.23)	(0.23)
From net realized gain on investments	(0.77)		—	—	—	(1.28)	—

Total dividends and distributions	(0.94)		(0.32)	(0.35)	(0.33)	(1.51)	(0.23)

Net asset value at end of period	$15.07		$15.12	$15.13	$13.03	$10.16	$17.18

Total investment return (b)	6.33	%(c)	2.13%	19.05%	32.11%	(35.00%)	20.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	2.08%	2.48%	3.34%	1.57%	1.05%
Net expenses	1.01	%††	0.99%	1.05%	1.10%	1.13%	1.19%
Expenses (before waiver/reimbursement)	1.01	%††	0.99%	1.05%	1.15%	1.13%	1.29%
Portfolio turnover rate	27%		80%	80%	68%	103%	113%
Net assets at end of period (in 000’s)	$327,973		$367,398	$367,972	$355,311	$217,028	$379,148

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$15.15		$15.16	$13.05	$10.18	$17.21	$14.54

Net investment income (loss) (a)	0.07		0.18	0.21	0.27	0.11	0.05
Net realized and unrealized gain (loss) on investments	0.76		(0.02)	2.11	2.83	(5.75)	2.73

Total from investment operations	0.83		0.16	2.32	3.10	(5.64)	2.78

Less dividends and distributions:
From net investment income	(0.09)		(0.17)	(0.21)	(0.23)	(0.11)	(0.11)
From net realized gain on investments	(0.77)		—	—	—	(1.28)	—

Total dividends and distributions	(0.86)		(0.17)	(0.21)	(0.23)	(1.39)	(0.11)

Net asset value at end of period	$15.12		$15.15	$15.16	$13.05	$10.18	$17.21

Total investment return (b)	5.79	%(c)	1.19%	17.93%	30.83%	(35.55%)	19.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01	%††	1.13%	1.51%	2.42%	0.72%	0.31%
Net expenses	1.97	%††	1.94%	2.03%	2.05%	1.98%	1.94%
Expenses (before waiver/reimbursement)	1.97	%††	1.94%	2.03%	2.19%	2.01%	2.04%
Portfolio turnover rate	27%		80%	80%	68%	103%	113%
Net assets at end of period (in 000’s)	$39,123		$43,420	$54,646	$59,041	$59,071	$116,937

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$15.14		$15.15	$13.04	$10.18	$17.20	$14.53

Net investment income (loss) (a)	0.07		0.18	0.21	0.27	0.11	0.05
Net realized and unrealized gain (loss) on investments	0.76		(0.02)	2.11	2.82	(5.74)	2.73

Total from investment operations	0.83		0.16	2.32	3.09	(5.63)	2.78

Less dividends and distributions:
From net investment income	(0.09)		(0.17)	(0.21)	(0.23)	(0.11)	(0.11)
From net realized gain on investments	(0.77)		—	—	—	(1.28)	—

Total dividends and distributions	(0.86)		(0.17)	(0.21)	(0.23)	(1.39)	(0.11)

Net asset value at end of period	$15.11		$15.14	$15.15	$13.04	$10.18	$17.20

Total investment return (b)	5.79	%(c)	1.20%	17.94%	30.73%	(35.51%)	19.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	%††	1.13%	1.49%	2.39%	0.75%	0.30%
Net expenses	1.97	%††	1.94%	2.03%	2.05%	2.00%	1.94%
Expenses (before waiver/reimbursement)	1.97	%††	1.94%	2.03%	2.18%	2.04%	2.04%
Portfolio turnover rate	27%		80%	80%	68%	103%	113%
Net assets at end of period (in 000’s)	$86,889		$90,273	$90,474	$72,563	$40,498	$31,158

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,		November 28, 2008** through October 31,
	2012*		2011	2010	2009
Net asset value at beginning of period	$15.13		$15.15	$13.04	$9.55

Net investment income (loss) (a)	0.16		0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.76		(0.04)	2.12	3.44

Total from investment operations	0.92		0.34	2.50	3.82

Less dividends and distributions:
From net investment income	(0.19)		(0.36)	(0.39)	(0.33)
From net realized gain on investments	(0.77)		—	—	—

Total dividends and distributions	(0.96)		(0.36)	(0.39)	(0.33)

Net asset value at end of period	$15.09		$15.13	$15.15	$13.04

Total investment return (b)	6.38	%(d)	2.39%	19.41%	40.46	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21	%††	2.33%	2.66%	3.33	%††
Net expenses	0.76	%††	0.74%	0.80%	0.86	%††
Expenses (before waiver/reimbursement)	0.76	%††	0.74%	0.80%	0.89	%††
Portfolio turnover rate	27%		80%	80%	68%
Net assets at end of period (in 000’s)	$246,805		$242,147	$206,563	$64,931

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their

24	MainStay Convertible Fund

respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $6,693 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5).

26	MainStay Convertible Fund

(K)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$23,785	$23,785

Total Fair Value		$23,785	$23,785

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments	$16	$16

Total Realized Gain (Loss)		$16	$16

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(5,425)	$(5,425)

Total Change in Unrealized Appreciation (Depreciation)		$(5,425)	$(5,425)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants (2)	2,032	2,032

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.59% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $2,352,114.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,306 and $24,775, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $21, $23,225 and $13,365, respectively, for the six-month period ended April 30, 2012.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service

Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$138,862
Class A	210,594
Class B	66,965
Class C	142,668
Class I	135,274

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$279	0.0	%‡
Class C	159	0.0	‡
Class I	45,672	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $241,683 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$17,921,143

28	MainStay Convertible Fund

Note 5–Restricted Securities

As of April 30, 2012, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	4/30/12 Value	Percentage of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/4/01	$9,147,056	$674,023	$915	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $212,741 and $289,551, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	189,262	$2,822,494
Shares issued to shareholders in reinvestment of dividends and distributions	368,941	5,132,695
Shares redeemed	(467,896)	(6,992,448)

Net increase (decrease) in shares outstanding before conversion	90,307	962,741
Shares converted into Investor Class (See Note 1)	215,407	3,175,529
Shares converted from Investor Class (See Note 1)	(443,504)	(6,681,157)

Net increase (decrease)	(137,790)	$(2,542,887)

Year ended October 31, 2011:
Shares sold	465,923	$7,551,313
Shares issued to shareholders in reinvestment of dividends	100,782	1,584,776
Shares redeemed	(757,343)	(12,084,811)

Net increase (decrease) in shares outstanding before conversion	(190,638)	(2,948,722)
Shares converted into Investor Class (See Note 1)	730,964	11,038,661
Shares converted from Investor Class (See Note 1)	(572,490)	(9,273,397)

Net increase (decrease)	(32,164)	$(1,183,458)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	2,046,906	$30,629,889
Shares issued to shareholders in reinvestment of dividends and distributions	1,418,725	19,747,030
Shares redeemed	(6,568,271)	(97,480,552)

Net increase (decrease) in shares outstanding before conversion	(3,102,640)	(47,103,633)
Shares converted into Class A (See Note 1)	587,706	8,803,373
Shares converted from Class A (See Note 1)	(35,099)	(544,029)

Net increase (decrease)	(2,550,033)	$(38,844,289)

Year ended October 31, 2011:
Shares sold	8,664,883	$141,118,764
Shares issued to shareholders in reinvestment of dividends	444,595	7,025,686
Shares redeemed	(9,625,354)	(153,223,379)

Net increase (decrease) in shares outstanding before conversion	(515,876)	(5,078,929)
Shares converted into Class A (See Note 1)	900,197	14,526,215
Shares converted from Class A (See Note 1)	(402,213)	(5,786,759)

Net increase (decrease)	(17,892)	$3,660,527

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	139,826	$2,081,559
Shares issued to shareholders in reinvestment of dividends and distributions	147,391	2,053,330
Shares redeemed	(241,007)	(3,600,343)

Net increase (decrease) in shares outstanding before conversion	46,210	534,546
Shares converted from Class B (See Note 1)	(323,742)	(4,753,716)

Net increase (decrease)	(277,532)	$(4,219,170)

Year ended October 31, 2011:
Shares sold	449,232	$7,311,371
Shares issued to shareholders in reinvestment of dividends	28,300	447,511
Shares redeemed	(560,699)	(8,976,981)

Net increase (decrease) in shares outstanding before conversion	(83,167)	(1,218,099)
Shares converted from Class B (See Note 1)	(655,790)	(10,504,720)

Net increase (decrease)	(738,957)	$(11,722,819)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	457,813	$6,746,892
Shares issued to shareholders in reinvestment of dividends and distributions	252,698	3,519,047
Shares redeemed	(920,349)	(13,629,990)

Net increase (decrease)	(209,838)	$(3,364,051)

Year ended October 31, 2011:
Shares sold	1,626,122	$26,300,062
Shares issued to shareholders in reinvestment of dividends	43,443	683,259
Shares redeemed	(1,679,437)	(26,508,376)

Net increase (decrease)	(9,872)	$474,945

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	4,049,418	$60,415,059
Shares issued to shareholders in reinvestment of dividends and distributions	335,148	4,676,652
Shares redeemed	(4,034,000)	(59,612,936)

Net increase (decrease)	350,566	$5,478,775

Year ended October 31, 2011:
Shares sold	12,441,138	$201,714,157
Shares issued to shareholders in reinvestment of dividends	176,106	2,831,887
Shares redeemed	(10,254,792)	(162,900,193)

Net increase (decrease)	2,362,452	$41,645,851

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Convertible Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

32	MainStay Convertible Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as com-

pared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Convertible Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors

LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26517 MS119-12	MSC10-06/12 NL005

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.72 7.56%	9.44 14.60%	3.52 4.48%	3.78 4.26%	0.98 0.98%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.89 7.74	9.58 14.74	3.60 4.56	3.82 4.30	0.89 0.89
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.56 7.56	9.37 14.37	3.88 4.22	4.00 4.00	1.23 1.23
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.45 7.45	13.24 14.24	4.21 4.21	3.99 3.99	1.23 1.23
Class I Shares[4]	No Sales Charge		7.75	14.90	4.78	4.54	0.64

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	5.50%	11.36%	5.60%	5.38%
Average Lipper General Municipal Debt Fund[6]	6.58	12.87	4.37	4.50

5.	The Barclays Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,075.60	$4.49	$1,020.50	$4.37

Class A Shares	$1,000.00	$1,077.40	$4.13	$1,020.90	$4.02

Class B Shares	$1,000.00	$1,075.60	$5.78	$1,019.30	$5.62

Class C Shares	$1,000.00	$1,074.50	$5.78	$1,019.30	$5.62

Class I Shares	$1,000.00	$1,077.50	$2.84	$1,022.10	$2.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Investor Class, 0.80% for Class A, 1.12% for Class B and Class C and 0.55% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

State Composition as of April 30, 2012 (Unaudited)

California	27.8%
Texas	8.3
New Jersey	7.9
Michigan	7.3
New York	6.4
Louisiana	4.9
Pennsylvania	3.7
Massachusetts	3.4
Florida	2.6
Indiana	2.4
Nevada	2.2
Georgia	1.9
Illinois	1.9
Colorado	1.8
Ohio	1.8
Nebraska	1.7
Tennessee	1.7

Arizona	1.4%
Connecticut	1.2
South Carolina	1.1
U.S. Virgin Islands	1.1
Vermont	1.0
Alabama	0.9
Rhode Island	0.9
Wisconsin	0.9
Maine	0.8
Missouri	0.8
North Carolina	0.8
Mississippi	0.7
Hawaii	0.6
North Dakota	0.5
Utah	0.2
Wyoming	0.2
Other Assets, Less Liabilities	(0.8)

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	Texas Private Activity Bond Surface Transportation Corp. Revenue, 6.875%–7.50%, due 6/30/32–6/30/40

2.	California Statewide Communities Development Authority Revenue, 5.00%–5.50%, due 11/1/30–4/1/42

3.	Detroit, Michigan Water Supply System Revenue, 5.25%–5.75%, due 7/1/37–7/1/41

4.	Pennsylvania State Turnpike Commission Revenue, 5.00%–5.75%, due 6/1/39–12/1/42

5.	California State, 6.00%–6.50%, due 4/1/33–11/1/35
6.	New Jersey Health Care Facilities Financing Authority Revenue, 5.25%–6.00%, due 7/1/26

7.	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue, (zero coupon), due 1/15/24–1/15/34

8.	Pittsburg, California Unified School District, General Obligation, 5.50%, due 9/1/46

9.	New York Liberty Development Corp. Liberty Revenue, 5.00%–5.75%, due 3/15/44–11/15/51

10.	Detroit, Michigan Sewer Disposal System Revenue, 5.25%–7.50%, due 7/1/20–7/1/33

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 7.56% for Investor Class shares, 7.74% for Class A shares, 7.56% for Class B shares and 7.45% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 7.75%. All share classes outperformed the 6.58% return of the average Lipper1 general municipal debt fund and the 5.50% return of the Barclays Municipal Bond Index2 for the six months ended April 30, 2012. The Barclays Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek current income exempt from regular federal income tax.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays Municipal Bond Index during the reporting period because of an overweight position in securities with maturities greater than 15 years and an overweight position in securities rated BBB.3 These securities outperformed intermediate (10 year) bonds and higher-grade (AAA and AA)4 bonds, largely because low interest rates led many investors to seek higher yield through longer maturities and lower-rated investment-grade credits.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, we utilized U.S. Treasury futures to shorten the duration5 of the Fund and manage price volatility,

which detracted from performance. This strategy enabled the Fund to maintain exposure to what we felt were the most attractive segments of the municipal market—municipal bonds with maturities of 15 years or more that were rated A6 or BBB.

What was the Fund’s duration strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the Barclays Municipal Bond Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand) and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was longer than that of the benchmark because of our views regarding the attractiveness of the market in general and the relative value of securities with maturities of 15 years or more.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, excess cash from maturing bonds and continued inflows into municipal funds created strong demand for municipal securities. Midway through the reporting period, however, there was a dearth of supply. Together, these forces produced an attractive technical backdrop for the municipal market. Our decision to overweight the Fund in lower-rated investment-grade bonds and longer-maturity bonds proved beneficial since interest rates were expected to remain low for an extended period, which gave investors the confidence to reach for additional yield.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant positive contributions to the Fund’s performance came from bonds rated BBB and from bonds with maturities of 20 years or more. (Contributions

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated issues only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

take weightings and total returns into account.) Spread7 tightening and a flattening of the municipal yield curve8 were significant drivers of the municipal market during the reporting period. In addition, the Fund’s increased exposure to zero-coupon bonds9 contributed positively to the Fund’s performance, as spreads were wide compared to historical averages and tightened as interest rates remained low and supply remained relatively limited.

During the reporting period, the Fund’s limited exposure to high-quality intermediate-maturity bonds detracted from absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

We increased the Fund’s exposure to zero-coupon bonds dur- ing the reporting period. Specifically, we increased the Fund’s exposure to local California school district general obligation bonds, which allowed the Fund to earn yields that we felt were at extremely attractive levels.

We eliminated the Fund’s exposure to Puerto Rico bonds during the latter part of the reporting period because we believed that the credit fundamentals of these bonds did not support their strong market prices.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s exposure to investments in several states that were subject to negative news reports, primarily Michigan and California, as we consistently sought to uncover opportunities. We also increased the Fund’s exposure to local general obligation bonds and toll-road bonds. As we mentioned, we eliminated the Fund’s exposure to Puerto Rico bonds because we believed that spreads on these bonds would widen over time. During the reporting period, we also reduced the Fund’s exposure to higher-education bonds and select hospital bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was overweight relative to the Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated A and BBB.

On the same date, the Fund held underweight positions relative to the Index in securities rated AA and higher and in bonds with maturities of less than 10 years. We felt that these sectors could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market. As of April 30, 2012, the Fund continued to have a longer duration than the Barclays Municipal Bond Index.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to flatten when the spread between short-term and long-term municipal bonds decreases and the yields of intermediate-term municipal bonds remain within that spread.
9.	A zero-coupon bond is a debt security that does not pay interest (a coupon) but is traded at a deep discount. The price of zero-coupon bonds tends to rise as the bonds approach maturity, when they may be redeemed for their full face value.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Municipal Bonds 100.8%†
Alabama 0.9%
Alabama Water Pollution Control Authority Refunding, Revolving Fund Loan Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,550,000	$1,512,971
Bessemer, Alabama Medical Clinic Board Revenue, Bessemer Carraway Medical Center Series A, Insured: NATL-RE 5.875%, due 5/15/26	1,000,000	1,000,890
Jefferson County, Alabama Limited Obligation School Warrant Insured: AGM 5.50%, due 1/1/21	2,380,000	2,349,179

		4,863,040

Arizona 1.4%
Pima County Industrial Development Authority Lease Revenue, Metro Police Facility Series A 6.00%, due 7/1/41	4,000,000	4,406,360
Salt Verde Financial Corp., Senior Gas Revenue 5.00%, due 12/1/37	3,155,000	3,205,322

		7,611,682

California 27.8%
Alum Rock Union Elementary School District, Election, General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,314,421
Anaheim, California, School District, General Obligation Insured: AGM 6.25%, due 8/1/40	2,700,000	3,237,462
California Educational Facilities Authority Revenue 6.125%, due 10/1/30	1,375,000	1,682,876
California Health Facilities Financing Authority Revenue Series A 5.50%, due 11/15/40	2,800,000	3,215,380
Series A 6.25%, due 2/1/26	500,000	576,885
California Health Facilities Financing Authority Revenue, Catholic Healthcare Series A 6.00%, due 7/1/34	3,000,000	3,483,090

	Principal Amount	Value

California (continued)
California Infrastructure & Economic Development Bank Revenue, California Independent System Operator Corp. Series A 5.50%, due 2/1/30	$5,400,000	$5,840,856
♦California State
6.00%, due 11/1/35	2,500,000	2,933,600
6.25%, due 11/1/34	5,000,000	5,982,400
6.50%, due 4/1/33	2,530,000	3,087,485
California State Public Works Revenue, Various Capital Project Series G1 5.75%, due 10/1/30	1,400,000	1,592,948
♦California Statewide Communities Development Authority Revenue Series B, Insured: AMBAC 5.00%, due 8/15/38	10,000,000	10,459,900
Series A 5.00%, due 4/1/42	1,750,000	1,872,097
5.25%, due 11/1/30	1,475,000	1,644,478
Series D 5.50%, due 7/1/31	3,000,000	3,292,470
California Statewide Communities Development Authority Revenue, Aspire Public School 6.375%, due 7/1/45	2,000,000	2,155,340
Ceres Unified School District, General Obligation
Series A (zero coupon), due 8/1/37	4,150,000	755,881
Series A (zero coupon), due 8/1/46	8,000,000	739,920
Series A (zero coupon), due 8/1/49	9,000,000	657,990
Dublin-San Ramon Services District, California, Refunding Water Revenue 5.50%, due 8/1/36	4,035,000	4,533,444
♦Foothill-Eastern Transportation Corridor Agency Toll Road Revenue
(zero coupon), due 1/15/24	10,000,000	4,999,400
(zero coupon), due 1/15/31	13,000,000	4,115,150
(zero coupon), due 1/15/34	9,600,000	2,532,288
Fresno, California Unified School District Education, General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	1,792,800
Series G (zero coupon), due 8/1/33	10,000,000	2,762,400

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Fresno, California Unified School District Education, General Obligation (continued)
Series G (zero coupon), due 8/1/41	$23,485,000	$3,647,455
Hayward, California Unified School District, Capital Appreciation Election Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	2,436,250
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,266,650
Lake Tahoe Unified School District Election, General Obligation Insured: AGM (zero coupon), due 8/1/45	3,750,000	1,388,963
Merced Union High School District, Cabs-Election, General Obligation Series C (zero coupon), due 8/1/46	53,000,000	5,446,280
Morongo, California Unified School District Election Series B, Insured: GTY 5.25%, due 8/1/38	3,880,000	4,154,626
Mountain House Public Financing Authority, California Utility System Revenue 5.75%, due 12/1/35	1,750,000	1,894,620
National City Community Development Commission Tax Allocation, National City Redevelopment Project 7.00%, due 8/1/32	3,500,000	4,151,560
Oceanside, California Unified School District, Capital Appreciation Election Series B, Insured AGM (zero coupon), due 8/1/49	18,055,000	1,556,883
Palomar Pomerado Health Election, General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	9,075,000	9,528,115
Peralta Community College District, General Obligation Series A, Insured:NATL-RE 5.00%, due 8/1/31	4,655,000	4,976,847
♦Pittsburg, California Unified School District, General Obligation Insured: AGM 5.50%, due 9/1/46	10,000,000	10,997,300
Sacramento, California Unified School District Election Series C, Insured: NATL-RE 5.125%, due 7/1/31	1,945,000	1,976,937

	Principal Amount	Value

California (continued)
San Jose, California Airport Revenue Series A 6.25%, due 3/1/34 (a)	$4,250,000	$4,875,472
San Ysidro, School District Series F, Insured AGM (zero coupon), due 8/1/48	25,205,000	1,988,422
Stockton, California Health Facilities Revenue, Dameron Hospital Association Series A 0.45%, due 12/1/32 (b)	1,735,000	1,735,000
Stockton, California Unified School District, Election 2005 Insured: FGIC 4.55%, due 9/1/30	7,500,000	7,520,550
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	3,500,000	3,887,695

		150,690,586

Colorado 1.8%
E-470 Public Highway Authority Colorado Revenue Series A, Insured: NATL-RE (zero coupon), due 9/1/27	6,250,000	2,783,250
Series D-1, Insured: NATL-RE 5.50%, due 9/1/24	1,500,000	1,623,345
Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,246,690
Park Creek Metropolitan District Revenue Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,823,120

		9,476,405

Connecticut 1.2%
Connecticut, State Health & Educational Facilities, General Obligation Series A 5.00%, due 7/1/41	2,000,000	2,110,480
Hartford, CT
Series A 5.00%, due 4/1/28	2,500,000	2,793,025
Series A 5.00%, due 4/1/29	1,250,000	1,387,700
Series A, Insured AGM 5.00%, due 4/1/32	275,000	303,608

		6,594,813

Florida 2.6%
Citizens Property Insurance Corp. Revenue Series A-1 5.25%, due 6/1/17	3,500,000	3,995,390

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Florida Solid Waste System Revenue Insured: NATL-RE 5.00%, due 10/1/19	$1,735,000	$1,895,834
Miami-Dade County Florida Special Obligation Revenue Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	52,386
Orlando & Orange County Florida Expressway Authority Revenue Series B, Insured: AMBAC 5.00%, due 7/1/30	8,000,000	8,204,080

		14,147,690

Georgia 1.9%
Atlanta, Georgia Airport Passenger Facility Charge Revenue Series J, Insured: AGM 5.00%, due 1/1/34	3,500,000	3,647,490
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25%, due 11/1/39	4,125,000	4,844,070
Fulton County Georgia Development Authority Revenue, Piedmont Healthcare, Inc. Series A 5.00%, due 6/15/32	1,700,000	1,824,576

		10,316,136

Hawaii 0.6%
Hawaii State Department of Budget and Finance Revenue, Hawaiian Electric Co. 6.50%, due 7/1/39	3,000,000	3,441,120

Illinois 1.9%
Chicago, Illinois Housing Authority Capital Program Revenue Insured: AGM 5.00%, due 7/1/23	4,000,000	4,451,000
Chicago, Illinois O’ Hare International Airport Revenue Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	2,980,297
Chicago, lllinois General Obligation Series A 5.25%, due 1/1/35	2,000,000	2,185,340

	Principal Amount	Value

Illinois (continued)
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg General Obligation
Series A 4.25%, due 1/1/19	$240,000	$269,014
Series A 5.00%, due 1/1/20	205,000	241,107

		10,126,758

Indiana 2.4%
Indiana Finance Authority Hospital Revenue, King’s Daughter Hospital 5.50%, due 8/15/40	2,335,000	2,353,330
Indiana State Finance Authority Revenue, Butler University Revenue
Series B 5.00%, due 2/1/24	2,100,000	2,308,152
Series A 5.00%, due 2/1/25	4,425,000	4,807,098
Series B 5.00%, due 2/1/26	2,320,000	2,490,961
Indianapolis, Indiana Public Improvement Bond Bank Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,226,676

		13,186,217

Louisiana 4.9%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center Revenue Series A, Insured: AGM 6.00%, due 1/1/39	3,500,000	3,960,390
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Series A, Insured: AMBAC 5.625%, due 10/1/16	1,425,000	1,426,881
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Mission Aries 6.75%, due 7/1/39	3,000,000	3,470,160
Louisiana Public Facilities Authority Revenue, Ochsner Clinic 6.25%, due 5/15/31	5,690,000	6,344,521
Louisiana State Citizens Property Insurance Corp. Assessment Revenue Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,585,770
Louisiana State Citizens Property Insurance Corp. Revenue Series C-3, Insured: GTY 6.125%, due 6/1/25	7,455,000	8,632,368

		26,420,090

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Maine 0.8%
Maine State Housing Authority Mortgage Revenue Series H 0.39%, due 11/15/40 (b)	$4,200,000	$4,200,000

Massachusetts 3.4%
Massachusetts Educational Financing Authority Revenue
Series B 5.70%, due 1/1/31 (a)	2,530,000	2,702,066
Series I 6.00%, due 1/1/28	3,445,000	3,926,473
Massachusetts State Health & Educational Facilities Authority Revenue, Suffolk University
Series A 6.00%, due 7/1/24	2,000,000	2,342,160
Series A 6.25%, due 7/1/30	6,400,000	7,304,448
Metropolitan Boston Transit Parking Corp. Revenue 5.25%, due 7/1/36	2,000,000	2,220,200

		18,495,347

Michigan 7.3%
Detroit, Michigan City School District General Obligation
Series A 5.00%, due 5/1/27	7,000,000	7,795,270
Series A 5.00%, due 5/1/33	1,000,000	1,081,350
♦Detroit, Michigan Sewer Disposal System Revenue
Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,195,820
Series C-1, Insured: AGM 7.00%, due 7/1/27	2,500,000	3,035,375
Series B, Insured: AGM 7.50%, due 7/1/33	3,900,000	4,893,993
♦Detroit, Michigan Water Supply System Revenue
Series A 5.25%, due 7/1/41	8,015,000	8,187,002
Series A 5.75%, due 7/1/37	6,000,000	6,617,280
Michigan Finance Authority Revenue 5.50%, due 6/1/21	5,000,000	5,542,350

	Principal Amount	Value

Michigan (continued)
Michigan Tobacco Settlement Finance Authority Series A 6.00%, due 6/1/34	$250,000	$202,710

		39,551,150

Mississippi 0.7%
Mississippi Business Finance Corp. Pollution Control Revenue, System Energy Resources 5.875%, due 4/1/22	4,000,000	4,011,600

Missouri 0.8%
Central Plains Energy Project Gas Project Revenue 5.00%, due 6/1/37	4,255,000	4,413,584

Nebraska 1.7%
Central Plains Energy Project Gas Project Revenue, Project No. 3
5.00%, due 9/1/27	2,010,000	2,103,747
5.00%, due 9/1/32	1,990,000	2,034,755
5.25%, due 9/1/37	5,000,000	5,205,500

		9,344,002

Nevada 2.2%
Clark County, NV General Obligation Series A 0.75%, due 7/1/27 (a)(b)	10,000,000	10,000,000
Las Vegas Convention and Visitors Authority Revenue Series E, Insured: AGM 5.50%, due 7/1/40	1,450,000	1,603,947

		11,603,947

New Jersey 7.9%
Camden County, New Jersey Improvement Authority Revenue Series A 5.75%, due 2/15/34	3,500,000	3,551,730
New Jersey Economic Development Authority Revenue, Cigarette Tax
5.50%, due 6/15/31	3,140,000	3,480,564
5.75%, due 6/15/29	4,925,000	5,485,170
New Jersey Economic Development Authority Revenue, MSU Student Housing Project 5.875%, due 6/1/42	1,000,000	1,087,350
New Jersey Economic Development Authority Revenue, MSU Student Housing Project, Provident Group-Montclair LLC 5.375%, due 6/1/25	4,500,000	4,884,885

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
♦New Jersey Health Care Facilities Financing Authority Revenue
Series A 5.25%, due 7/1/26	$3,710,000	$3,918,354
6.00%, due 7/1/26	7,050,000	7,941,261
New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center Insured: GTY 5.25%, due 1/1/31	2,760,000	2,974,645
New Jersey State Higher Education Assistance Authority Revenue, Student Loan Series A, Insured: GTY 6.125%, due 6/1/30 (a)	3,870,000	4,189,623
Newark, New Jersey Housing Authority Revenue, South Ward Police Facility Insured: GTY 6.75%, due 12/1/38	4,000,000	4,967,880

		42,481,462

New York 6.4%
♦New York Liberty Development Corp. Liberty Revenue
5.00%, due 3/15/44	2,000,000	2,066,820
5.75%, due 11/15/51	7,500,000	8,529,225
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series A 0.38%, due 6/15/33 (b)	2,800,000	2,800,000
New York Convention Center Development Corp., Hotel Unit Revenue Insured: AMBAC 5.00%, due 11/15/44	3,600,000	3,727,944
New York Liberty Development Corp. Liberty Revenue 5.00%, due 9/15/40	7,000,000	7,798,840
New York Liberty Development Corp. Revenue Refunding, Second Priority Bank of America 6.375%, due 7/15/49	5,000,000	5,580,400
New York State Dormitory Authority Revenue 5.50%, due 7/1/40	540,000	602,116
Niagara, New York Development & Revenue, Niagara University Project
Series A 5.00%, due 5/1/30	500,000	535,985
Series A 5.00%, due 5/1/42	915,000	964,721

	Principal Amount	Value

New York (continued)
St. Lawrence County Industrial Development Agency, Clarkson University Project Series A 5.00%, due 9/1/41	$1,750,000	$1,862,490

		34,468,541

North Carolina 0.8%
North Carolina Turnpike Authority Series A, Insured: GTY 5.75%, due 1/1/39	4,000,000	4,474,240

North Dakota 0.5%
McLean County North Dakota Solid Waste Facilities Revenue Series A 4.875%, due 7/1/26	2,700,000	2,901,096

Ohio 1.8%
Adams County-Ohio Valley Local School District General Obligation
(zero coupon), due 12/1/16	1,385,000	1,188,136
3.80%, due 12/1/21	1,000,000	1,003,490
Cleveland-Cuyahoga County Ohio Port Authority Revenue 6.00%, due 11/15/25	1,980,000	2,352,359
Toledo-Lucas County Port Authority Development Revenue Series B 6.25%, due 5/15/24 (a)	1,030,000	1,044,575
University of Cincinnati, Ohio Series A, Insured: AMBAC 5.00%, due 6/1/31	4,090,000	4,359,408

		9,947,968

Pennsylvania 3.7%
Montgomery County Industrial Development Authority 5.25%, due 8/1/33	175,000	193,408
♦Pennsylvania State Turnpike Commission Revenue
Series B 5.00%, due 12/1/42	8,535,000	9,024,055
Series B 5.75%, due 6/1/39	4,000,000	4,450,240
Philadelphia, PA 6.50%, due 8/1/41	5,125,000	6,135,138

		19,802,841

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island 0.9%
Rhode Island Housing & Mortgage Finance Corp. Series C 0.50%, due 4/1/47 (a)(b)	$5,000,000	$5,000,000

South Carolina 1.1%
Piedmont Municipal Power Agency Electric Revenue Series C, Insured: GTY 5.75%, due 1/1/34	5,320,000	6,181,414

Tennessee 1.7%
Johnson City Tennessee Health & Educational Facilities Board Hospital Revenue Series A 6.50%, due 7/1/38	6,500,000	7,439,705
Sevier County Public Building Authority Revenue Series A-4 0.62%, due 6/1/25 (b)	1,650,000	1,650,000

		9,089,705

Texas 8.3%
Central Texas Regional Mobility Authority Revenue 5.75%, due 1/1/31	2,000,000	2,207,900
Dallas-Fort Worth, Texas International Airport Revenue Series A, Insured: FGIC 6.00%, due 11/1/28 (a)	735,000	737,925
Harris County-Houston, Texas Sports Authority Revenue Series G, Insured: NATL-RE 5.25%, due 11/15/30	500,000	505,000
Houston Higher Education Finance Corp.
Series A 5.00%, due 2/15/42	1,000,000	1,018,540
Series A 6.50%, due 5/15/31	1,050,000	1,220,667
Series A 6.875%, due 5/15/41	6,450,000	7,731,357
Houston Texas Hotel Occupancy Tax & Special Revenue Series B 5.00%, due 9/1/31	2,000,000	2,099,500
North Texas Throughway Authority Revenue Series F 5.75%, due 1/1/38	1,800,000	1,945,476

	Principal Amount	Value

Texas (continued)
San Juan, Texas Higher Education Finance Authority Revenue, Idea Public Schools Series A 6.70%, due 8/15/40	$1,275,000	$1,428,803
♦Texas Private Activity Bond Surface Transportation Corp. Revenue
6.875%, due 12/31/39	7,000,000	8,047,760
7.00%, due 6/30/40	2,640,000	3,078,821
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	4,960,806
7.50%, due 6/30/33	5,500,000	6,662,865
Texas State Turnpike Authority, Central Texas System Revenue Insured: AMBAC (zero coupon), due 8/15/36	10,000,000	2,341,900
Texas State, Public Finance Authority, Charter School Finance Corp. Revenue Series A 6.20%, due 2/15/40	1,000,000	1,121,780

		45,109,100

U.S. Virgin Islands 1.1%
Virgin Islands Public Finance Authority Series A 6.75%, due 10/1/37	5,000,000	5,770,200

Utah 0.2%
Herriman Utah Special Assessment
5.00%, due 11/1/24	575,000	620,379
5.00%, due 11/1/29	425,000	456,119

		1,076,498

Vermont 1.0%
Burlington, Vermont Electric Revenue Series A 5.375%, due 7/1/27	610,000	678,521
Vermont State Housing Finance Agency Series C, Insured: AGM 0.65%, due 11/1/37 (a)(b)	4,600,000	4,600,000

		5,278,521

Wisconsin 0.9%
Wisconsin Health & Educational Facilities Authority Revenue Series A 0.48%, due 5/1/25 (b)	890,000	890,000
Wisconsin State Health & Educational Facilities Authority Revenue
5.00%, due 7/1/20	1,785,000	1,858,328
5.00%, due 7/1/25	2,270,000	2,325,955

		5,074,283

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Wyoming 0.2%
West Park Hospital District Revenue Series A 6.375%, due 6/1/26	$1,000,000	$1,153,610

Total Municipal Bonds (Cost $514,342,414)		546,303,646

Total Investments (Cost $514,342,414) (e)	100.8%	546,303,646
Other Assets, Less Liabilities	(0.8)	(4,577,190)
Net Assets	100.0%	$541,726,456

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.4%)
United States Treasury Notes June 2012 (10 Year) (d)	(500)	$(1,911,688)

Total Futures Contracts (Settlement Value $66,140,625)		$(1,911,688)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2012.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(d)	As of April 30, 2012, cash in the amount of $550,000 is on deposit with the broker for futures transactions.

(e)	As of April 30, 2012, cost is $514,342,414 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$32,164,702
Gross unrealized depreciation	(203,470)

Net unrealized appreciation	$31,961,232

The following abbreviations are used in the above portfolio:

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$546,303,646	$—	$546,303,646

Total Investments in Securities	$—	$546,303,646	$—	$546,303,646

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(1,911,688)	$—	$—	$(1,911,688)

Total Other Financial Instruments	$(1,911,688)	$—	$—	$(1,911,688)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $514,342,414)	$546,303,646
Cash collateral on deposit at broker	550,000
Cash	102,386
Receivables:
Interest	7,185,103
Fund shares sold	2,922,977
Other assets	58,477

Total assets	557,122,589

Liabilities
Payables:
Investment securities purchased	13,625,096
Fund shares redeemed	562,027
Manager (See Note 3)	201,610
NYLIFE Distributors (See Note 3)	119,207
Variation margin on futures contracts	62,500
Transfer agent (See Note 3)	38,004
Professional fees	32,624
Shareholder communication	26,435
Custodian	1,411
Trustees	630
Dividend payable	726,589

Total liabilities	15,396,133

Net assets	$541,726,456

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$554,373
Additional paid-in capital	520,730,070

521,284,443
Distributions in excess of net investment income	(575,916)
Accumulated net realized gain (loss) on investments and futures transactions	(9,031,615)
Net unrealized appreciation (depreciation) on investments and futures contracts	30,049,544

Net assets	$541,726,456

Investor Class
Net assets applicable to outstanding shares	$21,480,715

Shares of beneficial interest outstanding	2,188,643

Net asset value per share outstanding	$9.81
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.27

Class A
Net assets applicable to outstanding shares	$328,675,803

Shares of beneficial interest outstanding	33,646,618

Net asset value per share outstanding	$9.77
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.23

Class B
Net assets applicable to outstanding shares	$10,408,608

Shares of beneficial interest outstanding	1,065,739

Net asset value and offering price per share outstanding	$9.77

Class C
Net assets applicable to outstanding shares	$107,614,264

Shares of beneficial interest outstanding	11,010,606

Net asset value and offering price per share outstanding	$9.77

Class I
Net assets applicable to outstanding shares	$73,547,066

Shares of beneficial interest outstanding	7,525,687

Net asset value and offering price per share outstanding	$9.77

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,668,991

Expenses
Manager (See Note 3)	1,215,628
Distribution/Service—Investor Class (See Note 3)	26,894
Distribution/Service—Class A (See Note 3)	371,192
Distribution/Service—Class B (See Note 3)	24,370
Distribution/Service—Class C (See Note 3)	234,970
Transfer agent (See Note 3)	124,733
Registration	45,315
Professional fees	33,711
Shareholder communication	21,980
Trustees	6,558
Custodian	6,041
Miscellaneous	9,171

Total expenses before waiver/reimbursement	2,120,563
Expense waiver/reimbursement from Manager (See Note 3)	(117,936)

Net expenses	2,002,627

Net investment income (loss)	9,666,364

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	7,879,557
Futures transactions	262,278

Net realized gain (loss) on investments and futures transactions	8,141,835

Net change in unrealized appreciation (depreciation) on:
Investments	18,777,784
Futures contracts	(2,502,201)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	16,275,583

Net realized and unrealized gain (loss) on investments and futures transactions	24,417,418

Net increase (decrease) in net assets resulting from operations	$34,083,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,666,364	$16,791,785
Net realized gain (loss) on investments and futures transactions	8,141,835	(2,726,252)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	16,275,583	(3,424,683)

Net increase (decrease) in net assets resulting from operations	34,083,782	10,640,850

Dividends to shareholders:
From net investment income:
Investor Class	(446,230)	(986,044)
Class A	(6,189,049)	(11,463,796)
Class B	(189,144)	(465,160)
Class C	(1,806,946)	(3,080,412)
Class I	(1,086,236)	(1,034,192)

Total dividends to shareholders	(9,717,605)	(17,029,604)

Capital share transactions:
Net proceeds from sale of shares	152,454,691	140,346,273
Net asset value of shares issued to shareholders in reinvestment of dividends	5,541,290	9,884,672
Cost of shares redeemed	(46,304,544)	(100,280,148)

Increase (decrease) in net assets derived from capital share transactions	111,691,437	49,950,797

Net increase (decrease) in net assets	136,057,614	43,562,043

Net Assets
Beginning of period	405,668,842	362,106,799

End of period	$541,726,456	$405,668,842

Distributions in excess of net investment income at end of period	$(575,916)	$(524,675)

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$9.31		$9.48	$9.08	$8.48	$9.07

Net investment income (loss)	0.20		0.42 (a)	0.39 (a)	0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments	0.50		(0.16)	0.41	0.63	(0.60)

Total from investment operations	0.70		0.26	0.80	0.97	(0.35)

Less dividends:
From net investment income	(0.20)		(0.43)	(0.40)	(0.37)	(0.24)

Net asset value at end of period	$9.81		$9.31	$9.48	$9.08	$8.48

Total investment return (b)	7.56	%(c)	2.93%	9.08%	11.67%	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14	%††	4.67%	4.24%	3.93%	3.92	% ††
Net expenses	0.87	%††	0.90%	0.93%	1.02%	0.99	% ††
Expenses (before waiver/reimbursement)	0.92	%††	0.98%	1.03%	1.25%	1.21	% ††
Portfolio turnover rate	75%		138%	97%	94%	90%
Net assets at end of period (in 000’s)	$21,481		$21,547	$22,220	$21,683	$21,450

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.26		$9.44	$9.04	$8.45	$9.48	$9.75

Net investment income (loss)	0.20		0.43 (a)	0.40 (a)	0.35 (a)	0.36	0.38
Net realized and unrealized gain (loss) on investments	0.51		(0.18)	0.42	0.62	(1.02)	(0.27)

Total from investment operations	0.71		0.25	0.82	0.97	(0.66)	0.11

Less dividends:
From net investment income	(0.20)		(0.43)	(0.42)	(0.38)	(0.37)	(0.38)

Net asset value at end of period	$9.77		$9.26	$9.44	$9.04	$8.45	$9.48

Total investment return (b)	7.74	%(c)	2.93%	9.25%	11.72%	(7.17%)	1.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15	%††	4.76%	4.36%	4.04%	3.94%	3.88%
Net expenses	0.80	%††	0.81%	0.82%	0.90%	0.88%	0.89%
Expenses (before waiver/reimbursement)	0.85	%††	0.89%	0.92%	1.08%	1.04%	1.06%
Portfolio turnover rate	75%		138%	97%	94%	90%	59%
Net assets at end of period (in 000’s)	$328,676		$258,892	$242,891	$162,921	$136,781	$189,210

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.26		$9.44	$9.04	$8.44	$9.48	$9.75

Net investment income (loss)	0.18		0.40 (a)	0.37 (a)	0.32 (a)	0.33	0.34
Net realized and unrealized gain (loss) on investments	0.51		(0.18)	0.41	0.63	(1.03)	(0.26)

Total from investment operations	0.69		0.22	0.78	0.95	(0.70)	0.08

Less dividends:
From net investment income	(0.18)		(0.40)	(0.38)	(0.35)	(0.34)	(0.35)

Net asset value at end of period	$9.77		$9.26	$9.44	$9.04	$8.44	$9.48

Total investment return (b)	7.56	%(c)	2.58%	8.85%	11.32%	(7.46%)	0.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.84	%††	4.42%	3.99%	3.68%	3.63%	3.63%
Net expenses	1.12	%††	1.15%	1.18%	1.26%	1.20%	1.14%
Expenses (before waiver/reimbursement)	1.17	%††	1.23%	1.28%	1.50%	1.40%	1.31%
Portfolio turnover rate	75%		138%	97%	94%	90%	59%
Net assets at end of period (in 000’s)	$10,409		$9,463	$13,907	$18,219	$23,935	$31,921

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.27		$9.44	$9.04	$8.45	$9.48	$9.75

Net investment income (loss)	0.18		0.40 (a)	0.37 (a)	0.32 (a)	0.34	0.35
Net realized and unrealized gain (loss) on investments	0.50		(0.17)	0.41	0.61	(1.03)	(0.27)

Total from investment operations	0.68		0.23	0.78	0.93	(0.69)	0.08

Less dividends:
From net investment income	(0.18)		(0.40)	(0.38)	(0.34)	(0.34)	(0.35)

Net asset value at end of period	$9.77		$9.27	$9.44	$9.04	$8.45	$9.48

Total investment return (b)	7.45	%(c)	2.69%	8.85%	11.31%	(7.46%)	0.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.82	%††	4.42%	3.99%	3.68%	3.64%	3.63%
Net expenses	1.12	%††	1.15%	1.18%	1.28%	1.20%	1.14%
Expenses (before waiver/reimbursement)	1.17	%††	1.23%	1.28%	1.51%	1.40%	1.31%
Portfolio turnover rate	75%		138%	97%	94%	90%	59%
Net assets at end of period (in 000’s)	$107,614		$81,880	$65,695	$22,544	$7,425	$6,752

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,	December 21, 2009** through October 31,
	2012*		2011	2010
Net asset value at beginning of period	$9.27		$9.44	$9.07

Net investment income (loss)	0.22		0.45 (a)	0.38	(a)
Net realized and unrealized gain (loss) on investments	0.49		(0.16)	0.35

Total from investment operations	0.71		0.29	0.73

Less dividends:
From net investment income	(0.21)		(0.46)	(0.36)

Net asset value at end of period	$9.77		$9.27	$9.44

Total investment return (b)	7.75	%(c)	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.33	%††	4.99%	4.64	%††
Net expenses	0.55	%††	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.60	%††	0.64%	0.67	%††
Portfolio turnover rate	75%		138%	97%
Net assets at end of period (in 000’s)	$73,547		$33,888	$17,394

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Prior to February 28, 2012, the Fund’s investment objective was to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the

24	MainStay Tax Free Bond Fund

Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Prior to January 1, 2012, the Fund declared and paid dividends from net investment income monthly.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency,

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,911,688)	$(1,911,688)

Total Fair Value		$(1,911,688)	$(1,911,688)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$262,278	$262,278

Total Realized Gain (Loss)		$262,278	$262,278

26	MainStay Tax Free Bond Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(2,502,201)	$(2,502,201)

Total Change in Unrealized Appreciation (Depreciation)		$(2,502,201)	$(2,502,201)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short (2)	(492)	(492)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields

LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows; 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting service of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically or one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,215,628 and waived its fees and/or reimbursed expenses in the amount of $117,936.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,997 and $85,677, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $5,844, $1,866 and $5,426, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$11,495
Class A	49,732
Class B	5,198
Class C	50,026
Class I	8,282

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$66,382	0.0	%‡
Class C	133	0.0	‡
Class I	30,009	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $16,582,937 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2012 2016 2017 2019	$478 1,647 12,322 2,136
Total	$16,583

The Fund had $3,146,182 of capital loss carryforwards that expired during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$336,245
Exempt Interest Dividends	16,693,359
Total	$17,029,604

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

28	MainStay Tax Free Bond Fund

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $475,378 and $352,741, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	126,330	$1,214,875
Shares issued to shareholders in reinvestment of dividends	40,129	385,510
Shares redeemed	(133,326)	(1,282,101)

Net increase (decrease) in shares outstanding before conversion	33,133	318,284
Shares converted into Investor Class (See Note 1)	54,752	526,101
Shares converted from Investor Class (See Note 1)	(214,154)	(2,047,828)

Net increase (decrease)	(126,269)	$(1,203,443)

Year ended October 31, 2011:
Shares sold	207,728	$1,893,698
Shares issued to shareholders in reinvestment of dividends	93,473	847,262
Shares redeemed	(305,859)	(2,772,636)

Net increase (decrease) in shares outstanding before conversion	(4,658)	(31,676)
Shares converted into Investor Class (See Note 1)	191,814	1,747,687
Shares converted from Investor Class (See Note 1)	(215,776)	(1,962,032)

Net increase (decrease)	(28,620)	$(246,021)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	8,206,259	$78,627,170
Shares issued to shareholders in reinvestment of dividends	393,724	3,770,857
Shares redeemed	(3,221,477)	(31,061,733)

Net increase (decrease) in shares outstanding before conversion	5,378,506	51,336,294
Shares converted into Class A (See Note 1)	347,243	3,304,056
Shares converted from Class A (See Note 1)	(23,239)	(224,951)

Net increase (decrease)	5,702,510	$54,415,399

Year ended October 31, 2011:
Shares sold	7,914,265	$71,592,911
Shares issued to shareholders in reinvestment of dividends	766,360	6,915,977
Shares redeemed	(6,967,809)	(62,785,852)

Net increase (decrease) in shares outstanding before conversion	1,712,816	15,723,036
Shares converted into Class A (See Note 1)	599,952	5,411,743
Shares converted from Class A (See Note 1)	(99,626)	(904,882)

Net increase (decrease)	2,213,142	$20,229,897

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	266,693	$2,557,886
Shares issued to shareholders in reinvestment of dividends	14,883	142,309
Shares redeemed	(73,637)	(696,997)

Net increase (decrease) in shares outstanding before conversion	207,939	2,003,198
Shares converted from Class B (See Note 1)	(163,807)	(1,557,378)

Net increase (decrease)	44,132	$445,820

Year ended October 31, 2011:
Shares sold	256,367	$2,333,781
Shares issued to shareholders in reinvestment of dividends	39,803	358,511
Shares redeemed	(271,830)	(2,439,328)

Net increase (decrease) in shares outstanding before conversion	24,340	252,964
Shares converted from Class B (See Note 1)	(476,368)	(4,292,516)

Net increase (decrease)	(452,028)	$(4,039,552)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	2,629,119	$25,197,421
Shares issued to shareholders in reinvestment of dividends	97,703	937,056
Shares redeemed	(549,821)	(5,275,377)

Net increase (decrease)	2,177,001	$20,859,100

Year ended October 31, 2011:
Shares sold	3,781,769	$34,308,352
Shares issued to shareholders in reinvestment of dividends	164,851	1,489,950
Shares redeemed	(2,070,656)	(18,568,999)

Net increase (decrease)	1,875,964	$17,229,303

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	4,667,065	$44,857,339
Shares issued to shareholders in reinvestment of dividends	31,828	305,558
Shares redeemed	(829,504)	(7,988,336)

Net increase (decrease)	3,869,389	$37,174,561

Year ended October 31, 2011 :
Shares sold	3,315,807	$30,217,531
Shares issued to shareholders in reinvestment of dividends	29,900	272,972
Shares redeemed	(1,531,533)	(13,713,333)

Net increase (decrease)	1,814,174	$16,777,170

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

30	MainStay Tax Free Bond Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26615 MS119-12	MST10-06/12 NL013

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.37 2.23%	0.86 5.61%	4.31 5.28%	4.07 4.55%	1.31 1.31%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.18 2.43	1.02 5.78	4.43 5.40	4.13 4.61	1.17 1.17
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.02 1.98	–0.16 4.84	4.16 4.50	3.79 3.79	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.86 1.86	3.85 4.85	4.51 4.51	3.78 3.78	2.06 2.06
Class I Shares[4]	No Sales Charge		2.53	5.99	5.83	5.01	0.92

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[5]	1.79%	8.17%	6.20%	5.44%
Average Lipper General U.S. Government Fund[6]	1.84	7.76	5.56	4.72

5.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,022.30	$5.88	$1,019.00	$5.87

Class A Shares	$1,000.00	$1,024.30	$5.18	$1,019.70	$5.17

Class B Shares	$1,000.00	$1,019.80	$9.64	$1,015.30	$9.62

Class C Shares	$1,000.00	$1,018.60	$9.64	$1,015.30	$9.62

Class I Shares	$1,000.00	$1,025.30	$3.93	$1,021.00	$3.92

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Investor Class, 1.03% for Class A, 1.92% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Tennessee Valley Authority, 4.65%, due 6/15/35
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/20

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 9/1/35 TBA

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 6/1/33

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen and Stephen H. Rich of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Government Fund returned 2.23% for Investor Class shares, 2.43% for Class A shares, 1.98% for Class B shares and 1.86% for Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 2.53%. All share classes outperformed the 1.84% return of the average Lipper1 general U.S. government fund and the 1.79% return of the Barclays U.S. Government Bond Index,2 for the six months ended April 30, 2012. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek current income.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its peers and the Barclays U.S. Government Bond Index primarily because of three factors—yield-curve3 posture, sector weightings and issue selection. Duration4 positioning detracted from the Fund’s relative performance.

During the reporting period, yields fell faster in the center of the curve than they did at the short end or the long end of the yield curve. As a result, the yield spread5 between the two-year and 10-year benchmark points on the curve narrowed, while the yield spread between the one-year and 30-year benchmark points widened. By emphasizing intermediate-term securities, the Fund benefited from the curve’s reshaping more than peer funds that were less concentrated in the center of the curve.

The Fund’s largest sector allocation was in agency mortgage pass-through securities.6 Our commitment to agency mortgage pass-through securities imparted a yield advantage relative to lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Fund’s absolute return.

On average, agency mortgage pass-through securities outperformed comparable-duration U.S. Treasury securities for two reasons—better yield and better price appreciation. A narrowing of the spread between agency mortgage pass-through yields and U.S. Treasury yields explains the price effect. A favorable supply/demand balance helped spreads narrow. Net supply was muted because of low housing turnover and few cash-out refinancings, while investor demand remained robust. Three catalysts drove demand during the reporting period—the Federal Reserve recycled prepayments of its mortgage holdings; investors were attracted to the sector’s yield; and banks purchased mortgages for their investment portfolios as deposits grew faster than loans.

Issue selection also proved effective during the reporting period. Over the medium term, we have emphasized call protection7 when purchasing mortgage-backed securities for the Fund. We sought to moderate the impact of prepayments in a low-interest rate environment by owning securities with limited incentives for borrowers to refinance. This includes securities backed by 15-year loan terms, securities backed by lower-balance mortgages and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we focused attention on mortgages originated in 2003 and earlier, where elevated loan-to-value ratios may have limited refinancing incentives. During the reporting period, securities with call protection tended to outperform generic mortgage collateral.

Low turnover helped the Fund relative to its peers by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested and by avoiding large cash balances.

Duration positioning detracted from the Fund’s performance relative to the Barclays U.S. Government Bond Index. The average duration of agency mortgage pass-throughs (the Fund’s largest sector allocation) is 3.4 years. This is shorter than the 5.4 year duration of the Barclays U.S. Government Bond Index and left the Fund less sensitive to changes in U.S. Treasury yields. This positioning hurt relative performance as yields fell during the reporting period. Peer funds with longer durations had an advantage relative to the Fund.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities (also referred to as mortgage pass-throughs) consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
7.	Call protection is a provision that prohibits the issuer of a callable security from forcing redemption early in the security’s life. Regardless of how poorly the market performs, call protection gives investors a minimum period during which they can reap the benefits of the security.

mainstayinvestments.com	9

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration between 3.5 and 4.5 years. During the reporting period, the Fund’s duration fell by one-tenth of a year to 3.6 years. The shortening resulted from the drift in mortgage durations as U.S. Treasury yields and mortgage rates fell. When rates are lower, home- owners have more opportunities to refinance, which tends to accelerate prepayment rates in mortgage-loan pools.

The durations of mortgage-backed securities usually shorten as mortgage rates follow U.S. Treasury yields lower, and refinancings tend to accelerate in response to the lower yields. We often allow the Fund’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasurys. Given the vagaries of U.S. Treasury yields, this approach typically avoids the need to swiftly react to rate changes and then reverse the trade should U.S. Treasury yields abruptly turn around.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund emphasized agency mortgage pass-throughs be- cause we believed that they offered better relative value than comparable-duration Treasurys or agency debentures. Agency mortgage-pass-throughs enjoyed attractive carry,8 and balanced supply/demand technicals worked to the sector’s advantage. Our emphasis on this sector introduced incremental yield to the Fund, and it also positioned the Fund to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasurys compress.

The Fund’s residential mortgage exposure was held mostly through mortgage pass-throughs rather than collateralized mortgage obligations (CMOs). We believed that the compensation demanded by the market for the better convexity9 of CMOs was overdone as long as U.S. Treasury yields remained range-bound.

We maintained the Fund’s moderate exposure to credit risk as a secondary driver of Fund performance for two reasons. First, we believed that the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would probably spark healthy demand for higher-yielding products. The Fund ended the reporting period with an 11% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were particu- larly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the best performers during the reporting period. Lower-balance loans often provide a measure of call protection, because the lower balance limits the refinancing incentive of the borrower. Mortgage pass-throughs whose durations are longer than average, such as newer-production lower-coupon securities, also performed well as Treasury yields declined. Among the Fund’s non-government-related assets, commercial mortgage-backed securities had the best performance. In an environment where investors were clamoring for higher-yielding, high-quality securities, commercial mortgage-backed securities gained increased attention.

During the reporting period, the Fund’s weakest performers were less-liquid securities, such as a securitization of reverse residential mortgages insured by the Federal Housing Administration. Investors placed a premium on liquidity during the reporting period, and they preferred names that were more conventional, such as Fannie Mae.

8.	Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.
9.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

10	MainStay Government Fund

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings remained relatively stable during the reporting period. The bulk of our trading activity focused on keeping the Fund fully invested by reinvesting principal payments from the Fund’s mortgage securities. With the new purchases, we emphasized mortgage securities whose underlying loans were less likely to be refinanced. We also undertook several mortgage dollar rolls10 for security types in which the Fund maintains exposure in generic pools of mortgage loans rather than in specified pools.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasurys and agency debentures and an overweight position in agency mortgage pass-throughs. There were also modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

The majority of the Fund’s assets have durations between two and seven years. To maintain a duration of close to four years, about 3% of the Fund’s total net assets were invested in longer-duration agency debentures to balance the Fund’s allocation to assets with shorter durations. The shorter-duration investments consisted mostly of seasoned mortgage-backed securities.

10.	A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund will maintain liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.8%† Asset-Backed Securities 1.4%
Diversified Financial Services 0.3%
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	$952,383	$983,231

Home Equity 0.1%
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	138,550	139,094

Utilities 1.0%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	2,525,000	3,051,499

Total Asset-Backed Securities (Cost $3,645,633)		4,173,824

Corporate Bonds 5.6%
Agriculture 1.5%
Altria Group, Inc. 9.70%, due 11/10/18	3,400,000	4,616,646

Auto Manufacturers 1.1%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	2,920,000	3,164,129

Electric 1.0%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,030,000	3,079,401

Pipelines 0.9%
Plains All American Pipeline, L.P. 5.00%, due 2/1/21	2,300,000	2,558,755

Real Estate Investment Trusts 1.1%
Duke Realty, L.P. 6.75%, due 3/15/20	2,150,000	2,543,160
ProLogis, L.P. 7.375%, due 10/30/19	600,000	718,587

		3,261,747

Total Corporate Bonds (Cost $15,193,230)		16,680,678

	Principal Amount	Value

Mortgage-Backed Securities 4.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.5%
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	$1,970,000	$2,206,164
Citigroup / Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5 5.617%, due 10/15/48	710,000	802,253
Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,464,000	1,690,352
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.853%, due 8/25/36 (c)	599,774	524,845
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (d)	520,000	550,156
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	620,000	718,479
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,000,000	1,059,872
GS Mortgage Securities Corp. II Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	839,424
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2011-C4, Class A3 4.106%, due 7/15/46 (d)	1,055,000	1,140,067
Series 2007-CB20, Class A3 5.819%, due 2/12/51	600,000	633,423
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	950,000	999,554
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.64%, due 2/25/42 (b)(d)(e)(f)	1,414,765	1,131,812
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (d)	800,000	848,583

Total Mortgage-Backed Securities (Cost $12,846,161)		13,144,984

U.S. Government & Federal Agencies 87.3%
Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 1.3%
Series 2003-T1, Class B 4.491%, due 11/25/12	3,865,000	3,927,474

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.1%
Series 360, Class 2, IO 5.00%, due 8/1/35 (g)	$989,227	$143,061
Series 361, Class 2, IO 6.00%, due 10/1/35 (g)	173,419	30,237

		173,298

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 18.8%
2.377%, due 2/1/37 (b)	108,855	115,400
2.725%, due 3/1/35 (b)	61,461	65,745
3.50%, due 10/1/25	1,082,253	1,150,514
3.50%, due 11/1/25	5,264,161	5,597,113
4.00%, due 3/1/25	3,363,266	3,604,685
4.00%, due 7/1/25	1,221,071	1,308,721
4.00%, due 12/1/40	5,037,588	5,390,793
♦4.00%, due 2/1/41	8,125,058	8,678,229
♦4.00%, due 3/1/41	9,301,678	9,957,338
4.00%, due 4/1/41	902,636	959,774
4.00%, due 1/1/42	4,030,542	4,314,649
4.50%, due 3/1/41	1,354,257	1,485,107
4.50%, due 8/1/41	2,106,693	2,289,835
5.00%, due 1/1/20	333,088	360,744
5.00%, due 6/1/33	1,682,980	1,829,139
5.00%, due 8/1/33	1,442,762	1,563,227
5.00%, due 5/1/36	1,564,651	1,692,849
5.00%, due 10/1/39	1,877,873	2,081,028
5.063%, due 6/1/35 (b)	478,826	506,737
5.50%, due 1/1/21	927,085	1,008,717
5.50%, due 11/1/35	1,075,636	1,193,325
5.50%, due 11/1/36	308,452	343,329
6.50%, due 4/1/37	253,648	286,196

		55,783,194

Federal National Mortgage Association 1.1%
4.625%, due 5/1/13	2,990,000	3,120,505

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.3%
2.231%, due 11/1/34 (b)	337,433	356,085
2.731%, due 4/1/34 (b)	682,429	716,124
♦3.50%, due 11/1/20	5,576,080	5,868,533
3.50%, due 10/1/25	2,446,255	2,608,191
♦3.50%,due 11/1/25	17,429,048	18,582,844
3.50%, due 2/1/41	4,308,176	4,478,399
3.50%, due 11/1/41	3,531,339	3,684,111
3.50%, due 12/1/41	396,197	411,975
3.50%, due 1/1/42	2,662,683	2,781,204
4.00%, due 9/1/31	4,004,202	4,290,205
4.00%, due 2/1/41	1,327,729	1,424,222
4.00%, due 3/1/41	3,442,802	3,704,844

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 10/1/41	$831,429	$894,712
4.00%, due 4/1/42	997,862	1,072,565
4.50%, due 7/1/18	4,580,311	4,941,392
4.50%, due 11/1/18	3,092,553	3,336,349
4.50%, due 6/1/23	2,289,304	2,461,192
4.50%, due 6/1/39	1,291,318	1,411,647
4.50%, due 7/1/39	4,075,891	4,487,539
4.50%, due 9/1/40	2,392,570	2,634,210
4.50%, due 12/1/40	3,841,138	4,161,858
♦4.50%, due 1/1/41	5,407,316	5,953,434
4.50%, due 2/1/41	1,307,550	1,434,296
5.00%, due 9/1/17	1,449,659	1,576,428
5.00%, due 9/1/20	137,890	150,078
5.00%, due 11/1/33	1,764,542	1,919,043
5.00%, due 6/1/35	1,730,526	1,882,049
5.00%, due 10/1/35	828,293	900,558
5.00%, due 1/1/36	433,798	471,646
5.00%, due 2/1/36	3,097,685	3,367,945
5.00%, due 5/1/36	2,152,917	2,340,750
5.00%, due 6/1/36	582,651	633,121
5.00%, due 9/1/36	556,799	605,378
5.00%, due 3/1/40	2,751,129	3,051,335
5.00%, due 2/1/41	4,060,838	4,545,839
5.50%, due 1/1/17	105,604	115,532
5.50%, due 2/1/17	2,283,821	2,497,770
5.50%, due 6/1/19	1,206,306	1,329,890
5.50%, due 11/1/19	1,221,724	1,346,887
5.50%, due 4/1/21	2,044,016	2,238,730
♦5.50%, due 6/1/33	5,200,668	5,733,127
5.50%, due 11/1/33	2,880,273	3,175,162
5.50%, due 12/1/33	3,457,429	3,811,410
5.50%, due 6/1/34	791,951	872,043
5.50%, due 12/1/34	398,205	438,477
5.50%, due 3/1/35	1,399,379	1,540,902
5.50%, due 12/1/35	414,015	455,109
5.50%, due 4/1/36	1,393,287	1,531,582
5.50%, due 9/1/36	384,664	424,047
5.50%, due 7/1/37	520,373	582,594
6.00%, due 12/1/16	153,364	167,964
6.00%, due 11/1/32	801,579	898,551
6.00%, due 1/1/33	594,829	666,790
6.00%, due 3/1/33	727,629	815,656
6.00%, due 9/1/34	214,142	239,580
6.00%, due 9/1/35	2,454,235	2,754,549
♦6.00%, due 9/1/35 TBA (h)	5,300,000	5,858,985
6.00%, due 10/1/35	567,851	636,872
6.00%, due 6/1/36	1,311,772	1,454,478
6.00%, due 11/1/36	1,708,291	1,907,480
6.00%, due 4/1/37	376,869	414,807

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 10/1/31	$426,389	$488,507
6.50%, due 2/1/37	212,353	239,971

		145,777,553

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.3%
4.00%, due 7/15/39	1,254,201	1,359,339
4.00%, due 9/20/40	3,557,788	3,874,445
4.00%, due 1/15/41	3,694,208	4,005,041
4.00%, due 10/15/41	4,442,014	4,819,932
♦4.50%, due 5/20/40	5,430,183	5,956,709
5.00%, due 6/1/38 TBA (h)	1,500,000	1,660,313
5.50%, due 4/1/36 TBA (h)	2,950,000	3,290,633
6.00%, due 8/15/32	808,284	920,418
6.00%, due 12/15/32	403,174	459,106
6.50%, due 8/15/28	282,931	330,493
6.50%, due 4/15/31	730,978	851,291

		27,527,720

♦Overseas Private Investment Corporation 2.5%
5.142%, due 12/15/23 (i)	6,479,071	7,548,960

Tennessee Valley Authority 4.3%
3.875%, due 2/15/21	2,250,000	2,567,788
♦4.65%, due 6/15/35 (i)	5,605,000	6,447,219
6.25%, due 12/15/17 (i)	2,980,000	3,779,957

		12,794,964

United States Treasury Note 0.6%
2.00%, due 7/15/14 T.I.P.S. (j)	1,569,893	1,701,004

Total U.S. Government & Federal Agencies (Cost $243,363,523)		258,354,672

Total Long-Term Bonds (Cost $275,048,547)		292,354,158

	Principal Amount	Value

Short-Term Investment 6.5%
Repurchase Agreement 6.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $19,164,497 (Collateralized by a United State Treasury Note with a rate of 3.375% and a maturity date of 6/30/13, with a Principal Amount of $18,660,000 and a Market Value of $19,552,340)	$19,164,492	$19,164,492

Total Short-Term Investment (Cost $19,164,492)		19,164,492

Total Investments (Cost $294,213,039) (k)	105.3%	311,518,650
Other Assets, Less Liabilities	(5.3)	(15,638,860)
Net Assets	100.0%	$295,879,790

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of this security as of April 30, 2012 is $139,094, which represents 0.1% of the Fund’s net assets.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2012.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Fair valued security. The total market value of this security as of April 30, 2012 is $1,131,812, which represents 0.4% of the Fund’s net assets.

(f)	Illiquid security. The total market value of this security as of April 30, 2012 is $1,131,812, which represents 0.4% of the Fund’s net assets.

(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2012 is $10,809,931, which represents 3.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(i)	United States Government Guaranteed Security.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	As of April 30, 2012, cost is $294,213,039 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,655,430
Gross unrealized depreciation	(349,819)

Net unrealized appreciation	$17,305,611

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$4,173,824	$—	$4,173,824
Corporate Bonds	—	16,680,678	—	16,680,678
Mortgage-Backed Securities (b)	—	12,013,172	1,131,812	13,144,984
U.S. Government & Federal Agencies	—	258,354,672	—	258,354,672

Total Long-Term Bonds	—	291,222,346	1,131,812	292,354,158

Short-Term Investment
Repurchase Agreement	—	19,164,492	—	19,164,492

Total Investments in Securities	$—	$310,386,838	$1,131,812	$311,518,650

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,131,812 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Long-Term Bonds
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)
	$1,281,268	$321	$132	$(141,043)	$—	$(8,866	)(b)	$—	$—	$1,131,812	$(141,797)

Total	$1,281,268	$321	$132	$(141,043)	$—	$(8,866)		$—	$—	$1,131,812	$(141,797)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $294,213,039)	$311,518,650
Receivables:
Interest	1,445,878
Fund shares sold	309,924
Investment securities sold	25,329
Other assets	37,255

Total assets	313,337,036

Liabilities
Payables:
Investment securities purchased	16,647,706
Fund shares redeemed	314,280
Transfer agent (See Note 3)	129,830
Manager (See Note 3)	123,491
NYLIFE Distributors (See Note 3)	91,360
Shareholder communication	39,488
Professional fees	32,854
Custodian	1,975
Trustees	930
Accrued expenses	471
Dividend payable	74,861

Total liabilities	17,457,246

Net assets	$295,879,790

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$331,085
Additional paid-in capital	277,943,813

278,274,898
Distributions in excess of net investment income	(81,424)
Accumulated net realized gain (loss) on investments	380,705
Net unrealized appreciation (depreciation) on investments	17,305,611

Net assets	$295,879,790

Investor Class
Net assets applicable to outstanding shares	$59,272,990

Shares of beneficial interest outstanding	6,613,862

Net asset value per share outstanding	$8.96
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.38

Class A
Net assets applicable to outstanding shares	$180,290,497

Shares of beneficial interest outstanding	20,189,706

Net asset value per share outstanding	$8.93
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.35

Class B
Net assets applicable to outstanding shares	$22,998,673

Shares of beneficial interest outstanding	2,576,261

Net asset value and offering price per share outstanding	$8.93

Class C
Net assets applicable to outstanding shares	$28,684,546

Shares of beneficial interest outstanding	3,214,511

Net asset value and offering price per share outstanding	$8.92

Class I
Net assets applicable to outstanding shares	$4,633,084

Shares of beneficial interest outstanding	514,155

Net asset value and offering price per share outstanding	$9.01

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,285,267

Expenses
Manager (See Note 3)	910,446
Distribution/Service—Investor Class (See Note 3)	73,986
Distribution/Service—Class A (See Note 3)	222,035
Distribution/Service—Class B (See Note 3)	121,611
Distribution/Service—Class C (See Note 3)	146,921
Transfer agent (See Note 3)	376,575
Registration	35,294
Professional fees	31,916
Shareholder communication	28,512
Custodian	7,837
Trustees	4,439
Miscellaneous	7,769

Total expenses before waiver/reimbursement	1,967,341
Expense waiver/reimbursement from Manager (See Note 3)	(177,762)

Net expenses	1,789,579

Net investment income (loss)	3,495,688

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	381,023
Net change in unrealized appreciation (depreciation) on investments	2,815,360

Net realized and unrealized gain (loss) on investments	3,196,383

Net increase (decrease) in net assets resulting from operations	$6,692,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,495,688	$7,475,756
Net realized gain (loss) on investments	381,023	987,044
Net change in unrealized appreciation (depreciation) on investments	2,815,360	(1,949,853)

Net increase (decrease) in net assets resulting from operations	6,692,071	6,512,947

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(753,419)	(1,848,261)
Class A	(2,396,601)	(5,676,902)
Class B	(220,339)	(703,945)
Class C	(266,583)	(634,595)
Class I	(54,588)	(116,464)

	(3,691,530)	(8,980,167)

From net realized gain on investments:
Investor Class	(160,179)	(627,647)
Class A	(479,452)	(1,869,468)
Class B	(69,111)	(346,140)
Class C	(81,368)	(314,704)
Class I	(10,359)	(40,882)

	(800,469)	(3,198,841)

Total dividends and distributions to shareholders	(4,491,999)	(12,179,008)

Capital share transactions:
Net proceeds from sale of shares	24,566,546	36,073,606
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,914,790	10,603,969
Cost of shares redeemed	(29,669,968)	(70,986,403)

Increase (decrease) in net assets derived from capital share transactions	(1,188,632)	(24,308,828)

Net increase (decrease) in net assets	1,011,440	(29,974,889)

Net Assets
Beginning of period	294,868,350	324,843,239

End of period	$295,879,790	$294,868,350

Undistributed (distributions in excess of) net investment income at end of period	$(81,424)	$114,418

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2012*		2011		2010		2009		2008
Net asset value at beginning of period	$8.90		$9.03		$8.75		$8.16		$8.41

Net investment income (loss) (a)	0.11		0.23		0.21		0.26		0.22
Net realized and unrealized gain (loss) on investments	0.08		(0.00	)‡	0.28		0.59		(0.26)

Total from investment operations	0.19		0.23		0.49		0.85		(0.04)

Less dividends and distributions:
From net investment income	(0.11)		(0.27)		(0.21)		(0.26)		(0.21)
From net realized gain on investments	(0.02)		(0.09)		—		—		—

Total dividends and distributions	(0.13)		(0.36)		(0.21)		(0.26)		(0.21)

Net asset value at end of period	$8.96		$8.90		$9.03		$8.75		$8.16

Total investment return (b)	2.23	%(c)	2.73%		5.67%		10.67%		(0.57	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43	%††	2.61%		2.37%		2.99%		3.89	% ††
Net expenses	1.17	%††	1.17%		1.15%		1.04%		1.07	% ††
Expenses (before waiver/reimbursement)	1.29	%††	1.31%		1.32%		1.34%		1.38	% ††
Portfolio turnover rate	20	%(d)	62	%(d)	132	%(d)	103	%(d)	51	% (d)
Net assets at end of period (in 000’s)	$59,273		$59,533		$62,350		$63,591		$61,147

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 9%, 43%, 19%, 45% and 43% for the six months period ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$8.86		$9.00		$8.72		$8.13		$8.21		$8.19

Net investment income (loss) (a)	0.11		0.24		0.22		0.27		0.33		0.34
Net realized and unrealized gain (loss) on investments	0.10		(0.01)		0.28		0.59		(0.07)		0.03

Total from investment operations	0.21		0.23		0.50		0.86		0.26		0.37

Less dividends and distributions:
From net investment income	(0.12)		(0.28)		(0.22)		(0.27)		(0.34)		(0.35)
From net realized gain on investments	(0.02)		(0.09)		—		—		—		—

Total dividends and distributions	(0.14)		(0.37)		(0.22)		(0.27)		(0.34)		(0.35)

Net asset value at end of period	$8.93		$8.86		$9.00		$8.72		$8.13		$8.21

Total investment return (b)	2.43	%(c)	2.76%		5.81%		10.71%		3.12%		4.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56	%††	2.74%		2.49%		3.11%		4.00%		4.16%
Net expenses	1.03	%††	1.03%		1.03%		0.92%		0.97%		1.05%
Expenses (before waiver/reimbursement)	1.15	%††	1.17%		1.20%		1.21%		1.28%		1.35%
Portfolio turnover rate	20	%(d)	62	%(d)	132	%(d)	103	%(d)	51	%(d)	11%
Net assets at end of period (in 000’s)	$180,290		$176,253		$187,828		$187,771		$182,621		$227,896

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 9%, 43%, 19%, 45% and 43% for the six months period ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$8.86		$9.00		$8.71		$8.13		$8.20		$8.19

Net investment income (loss) (a)	0.07		0.16		0.14		0.19		0.26		0.28
Net realized and unrealized gain (loss) on investments	0.10		(0.00	)‡	0.29		0.59		(0.06)		0.02

Total from investment operations	0.17		0.16		0.43		0.78		0.20		0.30

Less dividends and distributions:
From net investment income	(0.08)		(0.21)		(0.14)		(0.20)		(0.27)		(0.29)
From net realized gain on investments	(0.02)		(0.09)		—		—		—		—

Total dividends and distributions	(0.10)		(0.30)		(0.14)		(0.20)		(0.27)		(0.29)

Net asset value at end of period	$8.93		$8.86		$9.00		$8.71		$8.13		$8.20

Total investment return (b)	1.98	%(c)	1.85%		5.02%		9.62%		2.41%		3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67	%††	1.85%		1.62%		2.24%		3.18%		3.41%
Net expenses	1.92	%††	1.92%		1.90%		1.79%		1.79%		1.80%
Expenses (before waiver/reimbursement)	2.04	%††	2.06%		2.07%		2.09%		2.10%		2.10%
Portfolio turnover rate	20	%(d)	62	%(d)	132	%(d)	103	%(d)	51	%(d)	11%
Net assets at end of period (in 000’s)	$22,999		$25,644		$36,859		$45,178		$51,826		$50,123

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 9%, 43%, 19%, 45% and 43% for the six months period ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$8.86		$9.00		$8.71		$8.12		$8.20		$8.18

Net investment income (loss) (a)	0.07		0.16		0.14		0.19		0.26		0.28
Net realized and unrealized gain (loss) on investments	0.09		(0.00	)‡	0.29		0.60		(0.07)		0.03

Total from investment operations	0.16		0.16		0.43		0.79		0.19		0.31

Less dividends and distributions:
From net investment income	(0.08)		(0.21)		(0.14)		(0.20)		(0.27)		(0.29)
From net realized gain on investments	(0.02)		(0.09)		—		—		—		—

Total dividends and distributions	(0.10)		(0.30)		(0.14)		(0.20)		(0.27)		(0.29)

Net asset value at end of period	$8.92		$8.86		$9.00		$8.71		$8.12		$8.20

Total investment return (b)	1.86	%(c)	1.85%		5.02%		9.75%		2.28%		3.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67	%††	1.86%		1.62%		2.23%		3.16%		3.41%
Net expenses	1.92	%††	1.92%		1.90%		1.80%		1.80%		1.80%
Expenses (before waiver/reimbursement)	2.04	%††	2.06%		2.07%		2.09%		2.11%		2.10%
Portfolio turnover rate	20	%(d)	62	%(d)	132	%(d)	103	%(d)	51	%(d)	11%
Net assets at end of period (in 000’s)	$28,685		$29,441		$33,523		$32,659		$25,967		$7,621

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 9%, 43%, 19%, 45% and 43% for the six months period ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

22	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$8.94		$9.08		$8.79		$8.19		$8.26		$8.24

Net investment income (loss) (a)	0.13		0.26		0.24		0.30		0.35		0.40
Net realized and unrealized gain (loss) on investments	0.09		(0.00	)‡	0.29		0.61		(0.04)		0.02

Total from investment operations	0.22		0.26		0.53		0.91		0.31		0.42

Less dividends and distributions:
From net investment income	(0.13)		(0.31)		(0.24)		(0.31)		(0.38)		(0.40)
From net realized gain on investments	(0.02)		(0.09)		—		—		—		—

Total dividends and distributions	(0.15)		(0.40)		(0.24)		(0.31)		(0.38)		(0.40)

Net asset value at end of period	$9.01		$8.94		$9.08		$8.79		$8.19		$8.26

Total investment return (b)	2.53	%(c)	2.99%		6.14%		11.21%		3.68%		5.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.82	%††	2.99%		2.74%		3.52%		4.24%		4.84%
Net expenses	0.78	%††	0.78%		0.78%		0.51%		0.40%		0.42%
Expenses (before waiver/reimbursement)	0.90	%††	0.92%		0.95%		0.97%		0.99%		1.00%
Portfolio turnover rate	20	%(d)	62	%(d)	132	%(d)	103	%(d)	51	%(d)	11%
Net assets at end of period (in 000’s)	$4,633		$3,998		$4,284		$1,746		$1,332		$7

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 9%, 43%, 19%, 45% and 43% for the six months period ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Prior to February 28, 2012, the Fund’s investment objective was to seek a high level of current income, consistent with safety of principal.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the

24	MainStay Government Fund

Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held a security with a value of $1,131,812 that was fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the

Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life,

26	MainStay Government Fund

serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the management fee does not exceed 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $910,446 and waived its fees and/or reimbursed expenses in the amount of $177,762.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,913 and $13,479, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $353, $13,870 and $2,645, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$100,951
Class A	180,375
Class B	41,457
Class C	50,098
Class I	3,694

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$229	0.0	%‡
Class C	136	0.0	‡
Class I	1,441	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$10,772,458
Long-Term Capital Gain	1,406,550
Total	$12,179,008

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $56,294 and $57,950, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $961 and $4,264, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	250,801	$2,238,764
Shares issued to shareholders in reinvestment of dividends and distributions	97,014	865,037
Shares redeemed	(522,564)	(4,665,765)

Net increase (decrease) in shares outstanding before conversion	(174,749)	(1,561,964)
Shares converted into Investor Class (See Note 1)	234,999	2,096,307
Shares converted from Investor Class (See Note 1)	(138,723)	(1,234,398)

Net increase (decrease)	(78,473)	$(700,055)

Year ended October 31, 2011:
Shares sold	343,721	$3,025,097
Shares issued to shareholders in reinvestment of dividends and distributions	267,408	2,336,563
Shares redeemed	(1,100,521)	(9,665,253)

Net increase (decrease) in shares outstanding before conversion	(489,392)	(4,303,593)
Shares converted into Investor Class (See Note 1)	608,534	5,358,070
Shares converted from Investor Class (See Note 1)	(328,281)	(2,896,937)

Net increase (decrease)	(209,139)	$(1,842,460)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,588,920	$14,118,305
Shares issued to shareholders in reinvestment of dividends and distributions	283,504	2,518,128
Shares redeemed	(1,768,000)	(15,734,134)

Net increase (decrease) in shares outstanding before conversion	104,424	902,299
Shares converted into Class A (See Note 1)	268,861	2,384,235
Shares converted from Class A (See Note 1)	(66,675)	(593,404)

Net increase (decrease)	306,610	$2,693,130

28	MainStay Government Fund

Class A (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	1,914,964	$16,878,805
Shares issued to shareholders in reinvestment of dividends and distributions	757,731	6,598,175
Shares redeemed	(4,207,878)	(36,808,755)

Net increase (decrease) in shares outstanding before conversion	(1,535,183)	(13,331,775)
Shares converted into Class A (See Note 1)	710,048	6,229,812
Shares converted from Class A (See Note 1)	(151,756)	(1,336,414)

Net increase (decrease)	(976,891)	$(8,438,377)

Class B	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	192,402	$1,710,572
Shares issued to shareholders in reinvestment of dividends and distributions	29,468	261,570
Shares redeemed	(240,476)	(2,138,316)

Net increase (decrease) in shares outstanding before conversion	(18,606)	(166,174)
Shares converted from Class B (See Note 1)	(298,859)	(2,652,740)

Net increase (decrease)	(317,465)	$(2,818,914)

Year ended October 31, 2011:
Shares sold	445,347	$3,921,619
Shares issued to shareholders in reinvestment of dividends and distributions	109,970	955,825
Shares redeemed	(916,747)	(8,020,044)

Net increase (decrease) in shares outstanding before conversion	(361,430)	(3,142,600)
Shares converted from Class B (See Note 1)	(840,071)	(7,354,531)

Net increase (decrease)	(1,201,501)	$(10,497,131)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	484,401	$4,303,813
Shares issued to shareholders in reinvestment of dividends and distributions	23,953	212,591
Shares redeemed	(617,468)	(5,488,479)

Net increase (decrease)	(109,114)	$(972,075)

Year ended October 31, 2011:
Shares sold	1,140,103	$10,110,598
Shares issued to shareholders in reinvestment of dividends and distributions	68,135	591,811
Shares redeemed	(1,610,748)	(14,044,322)

Net increase (decrease)	(402,510)	$(3,341,913)

Class I	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	244,030	$2,195,092
Shares issued to shareholders in reinvestment of dividends and distributions	6,411	57,464
Shares redeemed	(183,294)	(1,643,274)

Net increase (decrease)	67,147	$609,282

Year ended October 31, 2011:
Shares sold	239,647	$2,137,487
Shares issued to shareholders in reinvestment of dividends and distributions	13,825	121,595
Shares redeemed	(278,226)	(2,448,029)

Net increase (decrease)	(24,754)	$(188,947)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

30	MainStay Government Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Government Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26519 MS119-12	MSG10-06/12

NL007

MainStay Global High Income Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.40 6.18%	2.43 7.25%	6.49 7.47%	10.26 10.77%	1.32 1.32%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.50 6.28	2.58 7.41	6.61 7.60	10.33 10.84	1.22 1.22
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.73 5.73	1.46 6.41	6.35 6.66	9.95 9.95	2.07 2.07
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.81 5.81	5.51 6.50	6.69 6.69	9.96 9.96	2.07 2.07
Class I Shares[4]	No Sales Charge		6.41	7.67	7.87	11.12	0.97

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	6.20%	11.23%	8.44%	10.57%
Average Lipper Emerging Markets Debt Fund[6]	5.49	4.87	7.21	10.75

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,061.80	$6.72	$1,018.30	$6.57

Class A Shares	$1,000.00	$1,062.80	$6.10	$1,018.90	$5.97

Class B Shares	$1,000.00	$1,057.30	$10.54	$1,014.60	$10.32

Class C Shares	$1,000.00	$1,058.10	$10.54	$1,014.60	$10.32

Class I Shares	$1,000.00	$1,064.10	$4.82	$1,020.20	$4.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.31% for Investor Class, 1.19% for Class A, 2.06% for Class B and Class C and 0.94% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	Republic of Turkey, 5.125%–9.00%, due 3/18/17–1/14/41
2.	Republic of Philippines, 4.00%–9.50%, due 6/17/19–2/2/30
3.	Republic of Venezuela, 6.00%–9.25%, due 12/9/20–5/7/28
4.	Republic of Indonesia, 4.875%–6.625%, due 5/5/21–2/17/37
5.	Republic of Colombia, 4.375%, due 7/12/21
6.	Majapahit Holding B.V., 8.00%, due 8/7/19
7.	Republic of Panama, 6.70%–9.375%, due 4/1/29–1/26/36
8.	United Mexican States, 7.25%, due 12/15/16
9.	KazMunayGas National, 11.75%, due 1/23/15
10.	Republic of Croatia, 6.375%–6.625%, due 7/14/20–3/24/21

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Global High Income Fund returned 6.18% for Investor Class shares, 6.28% for Class A shares, 5.73% for Class B shares and 5.81% for Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 6.41%. All share classes outperformed the 5.49% return of the average Lipper1 emerging markets debt fund for the six months ended April 30, 2012. Class A shares and Class I shares outperformed—and Investor Class, Class B and Class C shares underperformed—the 6.20% return of the JPMorgan EMBI Global Diversified Index2 for the reporting period. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, there were some gyrations in the Fund’s performance relative to its benchmark because of the Fund’s exposure to local currency denominated bonds and corporate bonds, which are not components of the JPMorgan EMBI Global Diversified Index. For the entire reporting period, however, positions in these riskier out-of-benchmark sectors were the strongest contributors to the Fund’s relative returns. (Contributions take weightings and total returns into account.) The Fund retained its overweight position relative to the benchmark in corporate debt because we believed that the yield premiums that corporate bonds offer relative to sovereign debt should continue to add value to the Fund.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, the Fund’s duration was shorter than that of its benchmark, in large part because of the Fund’s corporate bond exposure. In general, corporate bonds tend to have shorter maturities than sovereign debt, so corporate exposure would reduce the Fund’s duration. Corporate debt also tends to have a lower sensitivity to interest rates than sovereign debt. As a result, the Fund lowered its exposure to a higher interest-rate environment on two fronts—with shorter duration and with increased credit exposure.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The general improvement in global macroeconomic data during the reporting period led us to increase the Fund’s exposure to corporate debt. In light of the continuing European sovereign debt crisis, we restricted the Fund’s purchases primarily to corporate bonds that we determined to have only minor expo- sure to Europe. Nevertheless, we did purchase some Portuguese sovereign debt at the start of February 2012, when we believed that prices were extremely attractive.

During the reporting period, which countries were the strongest contributors to the Fund’s performance and which countries were particularly weak?

During the reporting period, most of the countries represented in the Fund posted positive performance. Belize, however, was particularly weak and sold off more than 9% as the government showed a decreased willingness to pay. Venezuela, posted strong gains on talk of Hugo Chavez’s deteriorating health, which could lead to a change in power.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, we increased the Fund’s allocation to corporate bonds and decreased its exposure to sovereign debt. From a country perspective, we increased the Fund’s exposure to Mexico, initiated exposure to Portugal and trimmed exposure to the Cayman Islands.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was overweight relative to the JPMorgan EMBI Global Diversified Index in corporate and local currency bonds and underweight in sovereign bonds. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Brazil, Korea and the United States. As of the same date, the Fund was underweight relative to the benchmark in South Africa, Malaysia and Chile.

1.	See page 6 for more information on Lipper Inc.
2.	See page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 96.8%† Corporate Bonds 39.3%
Australia 0.7%
Mirabela Nickel, Ltd. 8.75%, due 4/15/18 (a)	$3,000,000	$2,205,000

Bermuda 0.5%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (a)	1,475,000	1,530,312

Brazil 1.8%
CSN Resources S.A. 6.50%, due 7/21/20 (a)	1,500,000	1,661,250
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,120,000
OGX Austria GmbH 8.50%, due 6/1/18 (a)	2,250,000	2,334,375

		6,115,625

Cayman Islands 5.8%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	3,000,000	3,112,500
Braskem Finance, Ltd. 7.00%, due 5/7/20 (a)	3,000,000	3,337,500
CCL Finance, Ltd. 9.50%, due 8/15/14 (a)	2,500,000	2,812,500
JBS Finance II, Ltd. 8.25%, due 1/29/18 (a)	3,000,000	2,935,200
Odebrecht Finance, Ltd. 6.00%, due 4/5/23 (a)	500,000	527,500
7.00%, due 4/21/20 (a)	3,000,000	3,345,000
Petrobras International Finance Co.5.375%, due 1/27/21	3,000,000	3,286,290

		19,356,490

Chile 0.6%
Empresa Nacional del Petroleo 5.25%, due 8/10/20 (a)	2,000,000	2,143,136

Colombia 1.1%
Ecopetrol S.A. 7.625%, due 7/23/19	3,000,000	3,766,500

Kazakhstan 2.5%
♦KazMunayGas National 11.75%, due 1/23/15 (a)	7,000,000	8,507,030

Luxembourg 5.6%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	1,500,000	1,595,625

	Principal Amount	Value

Luxembourg (continued)
Evraz Group S.A. 7.40%, due 4/24/17 (a)	$3,250,000	$3,266,250
Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19	6,000,000	7,470,000
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (a)	3,250,000	3,461,250
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (a)	3,000,000	2,827,500

		18,620,625

Mexico 5.6%
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19 (a)	1,600,000	1,716,000
7.875%, due 10/28/19	1,160,000	1,244,100
Corporacion GEO SAB de C.V. 8.875%, due 3/27/22 (a)	2,000,000	2,030,000
Desarrolladora Homex SAB de C.V. 9.75%, due 3/25/20 (a)	3,000,000	3,120,000
Grupo Bimbo SAB de C.V. 4.50%, due 1/25/22 (a)	3,000,000	3,116,055
Petroleos Mexicanos 6.50%, due 6/2/41 (a)	1,000,000	1,160,000
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	3,000,000	3,112,500
Urbi Desarrollos Urbanos SAB de C.V. 9.75%, due 2/3/22 (a)	3,000,000	3,120,000

		18,618,655

Netherlands 4.4%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	1,000,000	1,107,500
Lukoil International Finance B.V. 6.656%, due 6/7/22 (a)	1,000,000	1,107,840
7.25%, due 11/5/19 (a)	2,000,000	2,255,000
♦Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	8,300,000	9,918,500
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)	500,000	440,000

		14,828,840

Qatar 1.3%
Qatari Diar Finance QSC 5.00%, due 7/21/20 (a)	4,000,000	4,360,000

Republic of Korea 2.8%
Export-Import Bank of Korea 4.375%, due 9/15/21	2,000,000	2,036,878
Korea Finance Corp. 4.625%, due 11/16/21	3,000,000	3,114,831

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

10	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Corporate Bonds (continued)
Republic of Korea (continued)
Korea Gas Corp. 6.25%, due 1/20/42 (a)		$2,000,000	$2,295,750
National Agricultural Cooperative Federation 3.50%, due 2/8/17 (a)		2,000,000	2,012,072

			9,459,531

Russia 0.7%
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)		2,000,000	2,188,040

Thailand 1.1%
Bangkok Bank PCL 4.80%, due 10/18/20 (a)		3,750,000	3,824,374

Trinidad and Tobago 1.0%
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (a)		2,840,000	3,511,660

United Arab Emirates 1.0%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)		3,000,000	3,345,000

United Kingdom 1.8%
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$	3,000,000	3,247,386
Vedanta Resources PLC 8.25%, due 6/7/21 (a)		$2,750,000	2,612,500

			5,859,886

United States 1.0%
AES Corp. (The) 8.00%, due 10/15/17		3,000,000	3,420,000

Total Corporate Bonds (Cost $124,817,616)			131,660,704

Government & Federal Agencies 57.5%
Argentina 2.2%
Republic of Argentina 2.50%, due 12/31/38		17,360,000	5,859,000
8.28%, due 12/31/33		2,000,718	1,430,513

			7,289,513

Barbados 0.6%
Barbados Government 7.00%, due 8/4/22 (a)		2,000,000	2,040,000

	Principal Amount	Value

Belize 0.2%
Belize Government Series Reg S 8.50%, due 2/20/29	$1,500,000	$750,000

Colombia 3.1%
♦Republic of Colombia 4.375%, due 7/12/21	9,500,000	10,497,500

Croatia 2.5%
♦Republic of Croatia 6.375%, due 3/24/21 (a)	7,000,000	6,833,400
6.625%, due 7/14/20 (a)	1,500,000	1,499,400

		8,332,800

Dominican Republic 1.1%
Dominican Republic Series Reg S 7.50%, due 5/6/21	3,500,000	3,687,250

El Salvador 2.3%
Republic of El Salvador Series Reg S 7.375%, due 12/1/19 (a)	3,000,000	3,277,500
7.65%, due 6/15/35	2,450,000	2,541,875
8.25%, due 4/10/32 (a)	1,550,000	1,712,750

		7,532,125

Gabon 0.8%
Gabonese Republic 8.20%, due 12/12/17 (a)	2,200,000	2,623,500

Georgia 0.6%
Republic of Georgia Series Reg S 6.875%, due 4/12/21	2,000,000	2,165,000

Ghana 0.9%
Republic of Ghana Series Reg S 8.50%, due 10/4/17	2,500,000	2,843,750

Indonesia 3.3%
♦Republic of Indonesia 4.875%, due 5/5/21 (a)	8,000,000	8,600,000
6.625%, due 2/17/37 (a)	2,000,000	2,412,500

		11,012,500

Jamaica 0.2%
Jamaica Government 8.00%, due 6/24/19	650,000	663,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount		Value

Government & Federal Agencies (continued)
Lebanon 2.0%
Lebanon Government International Bond Series Reg S 6.00%, due 5/20/19		$6,500,000	$6,760,000

Lithuania 1.1%
Republic of Lithuania 5.125%, due 9/14/17 (a)		3,500,000	3,657,500

Mexico 2.8%
♦United Mexican States 7.25%, due 12/15/16	M$	111,250,000	9,246,024

Nigeria 0.7%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		$2,000,000	2,187,500

Panama 2.8%
♦Republic of Panama 6.70%, due 1/26/36		3,058,000	4,100,778
9.375%, due 4/1/29		3,252,000	5,317,020

			9,417,798

Peru 2.5%
Republic of Peru 7.35%, due 7/21/25		6,000,000	8,310,000

Philippines 5.6%
♦Republic of Philippines 4.00%, due 1/15/21		3,500,000	3,692,500
4.95%, due 1/15/21	PHP	100,000,000	2,441,082
8.375%, due 6/17/19		$4,000,000	5,340,000
9.50%, due 2/2/30		4,660,000	7,415,225

			18,888,807

Poland 2.0%
Poland Government Bond 5.75%, due 10/25/21	PLN	20,300,000	6,596,068

Portugal 2.0%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23		€8,200,000	6,783,964

Republic of Korea 1.5%
Korea Housing Finance Corp. 3.50%, due 12/15/16 (a)		$5,000,000	5,126,250

	Principal Amount		Value

Senegal 0.4%
Republic of Senegal 8.75%, due 5/13/21 (a)		$1,250,000	$1,349,250

Sri Lanka 0.9%
Republic of Sri Lanka 6.25%, due 10/4/20 (a)		3,000,000	3,052,500

Supranational 0.9%
International Bank for Reconstruction & Development 14.50%, due 3/28/13 (c)	NGN	472,000,000	2,998,493

Turkey 5.9%
♦Republic of Turkey 5.125%, due 3/25/22		$1,800,000	1,833,300
6.00%, due 1/14/41		5,000,000	5,087,500
7.375%, due 2/5/25		6,225,000	7,485,563
9.00%, due 3/8/17	YTL	9,400,000	5,320,199

			19,726,562

Ukraine 2.1%
Financing of Infrastructural Projects State Enterprise 8.375%, due 11/3/17 (a)		$2,000,000	1,715,000
Ukraine Government 7.75%, due 9/23/20 (a)		6,000,000	5,430,000

			7,145,000

Uruguay 1.2%
Republic of Uruguay 8.00%, due 11/18/22		3,000,000	4,144,500

Venezuela 4.6%
♦Republic of Venezuela 6.00%, due 12/9/20		7,800,000	6,006,000
Series Reg S 9.25%, due 5/7/28		11,095,000	9,403,013

			15,409,013

Vietnam 0.7%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)		2,000,000	2,172,500

Total Government & Federal Agencies (Cost $175,777,494)			192,408,667

Total Long-Term Bonds (Cost $300,595,110)			324,069,371

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 2.5%
Repurchase Agreement 2.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12
Proceeds at Maturity $8,213,969 (Collateralized by a United States Treasury Note with a rate of 3.375% and a maturity date of 6/30/13, with a Principal Amount of $8,000,000 and a Market Value of $8,382,568)	$8,213,967	$8,213,967

Total Short-Term Investment (Cost $8,213,967)		8,213,967

Total Investments (Cost $308,809,077) (d)	99.3%	332,283,338
Other Assets, Less Liabilities	0.7	2,334,091
Net Assets	100.0%	$334,617,429
†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.
(c)	Fair valued security. The total market value of this security as of April 30, 2012 is $2,998,493, which represents 0.9% of the Fund’s net assets.
(d)	As of April 30, 2012, cost is $308,809,077 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$25,355,021
Gross unrealized depreciation	(1,880,760)

Net unrealized appreciation	$23,474,261

The following abbreviations are used in the above portfolio:

A$—Australian Dollar

€—Euro

M$—Mexican Peso

NGN—Nigerian Naira

PHP—Philippine Peso

PLN—Polish Zloty

YTL—Turkish Lira

As of April 30, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Indonesian Rupiah vs. U.S. Dollar	5/9/12	HSBC Bank USA	IDR	34,000,000,000	USD	3,772,329	USD	(75,438)
South Korean Won vs. U.S. Dollar	7/5/12	HSBC Bank USA	KRW	7,300,000,000		6,457,320		(25,168)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	5/15/12	HSBC Bank USA	AUD	3,150,000		3,246,453		(31,150)
Euro vs. Polish Zloty	5/8/12	HSBC Bank USA	EUR	2,700,000	PLN	11,377,530		32,509
Euro vs. U.S. Dollar	5/21/12	HSBC Bank USA	EUR	4,960,607	USD	6,460,000		(106,803)
Euro vs. U.S. Dollar	7/11/12	HSBC Bank USA	EUR	2,488,174		3,250,000		(44,760)
Indonesian Rupiah vs. U.S. Dollar	5/9/12	HSBC Bank USA	IDR	34,000,000,000		3,681,646		(15,245)
Pound Sterling vs. U.S. Dollar	7/11/12	HSBC Bank USA	GBP	2,054,559		3,250,000		(82,938)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(348,993)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$131,660,704	$—	$131,660,704
Government & Federal Agencies (b)	—	189,410,174	2,998,493	192,408,667

Total Long-Term Bonds	—	321,070,878	2,998,493	324,069,371

Short-Term Investment
Repurchase Agreement	—	8,213,967	—	8,213,967

Total Investments in Securities	—	329,284,845	2,998,493	332,283,338

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	32,509	—	32,509

Total Investments in Securities and Other Financial Instruments	$—	$329,317,354	$2,998,493	$332,315,847

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(381,502)	$—	$(381,502)

Total Other Financial Instruments	$—	$(381,502)	$—	$(381,502)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,998,493 is held in Supranational within the Government & Federal Agencies section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconcillation of Investments in which significant unobservable inputs (level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments still Held as of April 30, 2012 (a)
Long Term Bonds
Corporate Bonds Cayman Islands	$280	$37,170	$(372,048)	$371,768	$—	$(37,170)	$—	$—	$—	$—
Government & Federal Agencies Supranational	—	—	—	(4,052)	3,002,545	—	—	—	2,998,493	(4,052)

Total	$280	$37,170	$(372,048)	$367,716	$3,002,545	$(37,170)	$—	$—	$2,998,493	$(4,052)

(a)	Included in “Net change in unrealized appreciation (depreciation) on Investments” In the Statement of Operations.

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $308,809,077)	$332,283,338
Cash denominated in foreign currencies (identified cost $5,026)	4,957
Receivables:
Interest	5,990,823
Fund shares sold	1,401,034
Investment securities sold	169
Other assets	47,019
Unrealized appreciation on foreign currency forward contracts	32,509

Total assets	339,759,849

Liabilities
Payables:
Investment securities purchased	3,372,640
Fund shares redeemed	429,992
Manager (See Note 3)	194,502
NYLIFE Distributors (See Note 3)	123,835
Transfer agent (See Note 3)	102,904
Professional fees	36,950
Shareholder communication	35,989
Custodian	6,926
Trustees	868
Accrued expenses	397
Dividend payable	455,915
Unrealized depreciation on foreign currency forward contracts	381,502

Total liabilities	5,142,420

Net assets	$334,617,429

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$281,895
Additional paid-in capital	310,031,267

310,313,162
Distributions in excess of net investment income	(642,565)
Accumulated net realized gain (loss) on investments, swap transactions and foreign currency transactions	1,819,713
Net unrealized appreciation (depreciation) on investments	23,474,261
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(347,142)

Net assets	$334,617,429

Investor Class
Net assets applicable to outstanding shares	$24,668,247

Shares of beneficial interest outstanding	2,057,454

Net asset value per share outstanding	$11.99
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.56

Class A
Net assets applicable to outstanding shares	$159,881,332

Shares of beneficial interest outstanding	13,424,590

Net asset value per share outstanding	$11.91
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.47

Class B
Net assets applicable to outstanding shares	$20,303,538

Shares of beneficial interest outstanding	1,727,327

Net asset value and offering price per share outstanding	$11.75

Class C
Net assets applicable to outstanding shares	$84,814,275

Shares of beneficial interest outstanding	7,208,905

Net asset value and offering price per share outstanding	$11.77

Class I
Net assets applicable to outstanding shares	$44,950,037

Shares of beneficial interest outstanding	3,771,225

Net asset value and offering price per share outstanding	$11.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$9,866,946

Expenses
Manager (See Note 3)	1,132,175
Distribution/Service—Investor Class (See Note 3)	29,615
Distribution/Service—Class A (See Note 3)	187,521
Distribution/Service—Class B (See Note 3)	104,114
Distribution/Service—Class C (See Note 3)	407,504
Transfer agent (See Note 3)	278,532
Registration	41,154
Professional fees	35,440
Shareholder communication	34,638
Custodian	20,292
Trustees	4,454
Miscellaneous	7,914

Total expenses	2,283,353

Net investment income (loss)	7,583,593

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,770,228
Swap transactions	55,205
Foreign currency transactions	(59,262)

Net realized gain (loss) on investments, swap transactions and foreign currency transactions	1,766,171

Net change in unrealized appreciation (depreciation) on:
Investments	10,070,583
Swap contracts	53,602
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(450,920)

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	9,673,265

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	11,439,436

Net increase (decrease) in net assets resulting from operations	$19,023,029

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,583,593	$15,088,682
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	1,766,171	8,891,927
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	9,673,265	(20,042,118)

Net increase (decrease) in net assets resulting from operations	19,023,029	3,938,491

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(612,732)	(1,173,686)
Class A	(4,013,281)	(7,882,513)
Class B	(469,416)	(1,135,158)
Class C	(1,849,010)	(3,844,514)
Class I	(1,105,903)	(2,356,918)

	(8,050,342)	(16,392,789)

From net realized gain on investments:
Investor Class	(630,762)	(291,094)
Class A	(3,912,908)	(2,027,880)
Class B	(595,783)	(351,875)
Class C	(2,218,133)	(1,164,949)
Class I	(1,033,355)	(693,290)

	(8,390,941)	(4,529,088)

Total dividends and distributions to shareholders	(16,441,283)	(20,921,877)

Capital share transactions:
Net proceeds from sale of shares	62,850,515	97,940,571
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	11,131,606	13,660,011
Cost of shares redeemed	(47,996,374)	(137,334,007)

Increase (decrease) in net assets derived from capital share transactions	25,985,747	(25,733,425)

Net increase (decrease) in net assets	28,567,493	(42,716,811)

Net Assets
Beginning of period	306,049,936	348,766,747

End of period	$334,617,429	$306,049,936

Distributions in excess of net investment income at end of period	$(642,565)	$(175,816)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$11.90		$12.49	$11.16	$8.07	$11.27

Net investment income (loss) (a)	0.29		0.59	0.66	0.65	0.42
Net realized and unrealized gain (loss) on investments	0.44		(0.41)	1.33	3.00	(3.23)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.03	0.05	0.13	0.02

Total from investment operations	0.71		0.21	2.04	3.78	(2.79)

Less dividends and distributions:
From net investment income	(0.30)		(0.64)	(0.71)	(0.69)	(0.41)
From net realized gain on investments	(0.32)		(0.16)	—	—	—

Total dividends and distributions	(0.62)		(0.80)	(0.71)	(0.69)	(0.41)

Net asset value at end of period	$11.99		$11.90	$12.49	$11.16	$8.07

Total investment return (b)	6.18	%(c)	1.94%	18.95%	48.62%	(25.54	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.95	%††	4.93%	5.65%	6.69%	5.79	% ††
Net expenses	1.31	%††	1.32%	1.37%	1.49%	1.50	% ††
Expenses (before waiver/reimbursement)	1.31	%††	1.32%	1.37%	1.57%	1.53	% ††
Portfolio turnover rate	20%		65%	92%	133%	55%
Net assets at end of period (in 000’s)	$24,668		$23,439	$21,834	$17,581	$12,662

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.83		$12.42	$11.09	$8.02	$11.81	$11.82

Net investment income (loss) (a)	0.30		0.60	0.67	0.66	0.67	0.67
Net realized and unrealized gain (loss) on investments	0.43		(0.41)	1.33	2.99	(3.59)	0.24
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.03	0.05	0.12	0.02	0.01

Total from investment operations	0.71		0.22	2.05	3.77	(2.90)	0.92

Less dividends and distributions:
From net investment income	(0.31)		(0.65)	(0.72)	(0.70)	(0.66)	(0.67)
From net realized gain on investments	(0.32)		(0.16)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.63)		(0.81)	(0.72)	(0.70)	(0.89)	(0.93)

Net asset value at end of period	$11.91		$11.83	$12.42	$11.09	$8.02	$11.81

Total investment return (b)	6.28	%(c)	1.96%	19.09%	49.04%	(26.29%)	8.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.07	%††	5.03%	5.77%	6.77%	6.08%	5.70%
Net expenses	1.19	%††	1.22%	1.25%	1.32%	1.34%	1.40%
Expenses (before waiver/reimbursement)	1.19	%††	1.22%	1.25%	1.40%	1.37%	1.37%
Portfolio turnover rate	20%		65%	92%	133%	55%	30%
Net assets at end of period (in 000’s)	$159,881		$144,272	$159,834	$119,132	$59,843	$135,321

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.68		$12.28	$10.97	$7.94	$11.70	$11.72

Net investment income (loss) (a)	0.24		0.49	0.56	0.57	0.56	0.58
Net realized and unrealized gain (loss) on investments	0.43		(0.41)	1.32	2.96	(3.54)	0.23
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.03	0.05	0.12	0.02	0.01

Total from investment operations	0.65		0.11	1.93	3.65	(2.96)	0.82

Less dividends and distributions:
From net investment income	(0.26)		(0.55)	(0.62)	(0.62)	(0.57)	(0.58)
From net realized gain on investments	(0.32)		(0.16)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.58)		(0.71)	(0.62)	(0.62)	(0.80)	(0.84)

Net asset value at end of period	$11.75		$11.68	$12.28	$10.97	$7.94	$11.70

Total investment return (b)	5.73	%(c)	1.13%	18.11%	47.69%	(26.92%)	7.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.19	%††	4.18%	4.90%	5.98%	5.21%	4.95%
Net expenses	2.06	%††	2.07%	2.12%	2.24%	2.20%	2.15%
Expenses (before waiver/reimbursement)	2.06	%††	2.07%	2.12%	2.32%	2.19%	2.12%
Portfolio turnover rate	20%		65%	92%	133%	55%	30%
Net assets at end of period (in 000’s)	$20,304		$21,961	$27,314	$25,651	$21,006	$37,913

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.69		$12.29	$10.98	$7.95	$11.70	$11.72

Net investment income (loss) (a)	0.24		0.49	0.56	0.56	0.57	0.58
Net realized and unrealized gain (loss) on investments	0.44		(0.41)	1.32	2.97	(3.54)	0.23
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.03	0.05	0.12	0.02	0.01

Total from investment operations	0.66		0.11	1.93	3.65	(2.95)	0.82

Less dividends and distributions:
From net investment income	(0.26)		(0.55)	(0.62)	(0.62)	(0.57)	(0.58)
From net realized gain on investments	(0.32)		(0.16)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.58)		(0.71)	(0.62)	(0.62)	(0.80)	(0.84)

Net asset value at end of period	$11.77		$11.69	$12.29	$10.98	$7.95	$11.70

Total investment return (b)	5.81	%(c)	1.13%	18.20%	47.50%	(26.83%)	7.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.20	%††	4.18%	4.89%	5.85%	5.22%	4.95%
Net expenses	2.06	%††	2.07%	2.12%	2.23%	2.19%	2.15%
Expenses (before waiver/reimbursement)	2.06	%††	2.07%	2.12%	2.31%	2.20%	2.12%
Portfolio turnover rate	20%		65%	92%	133%	55%	30%
Net assets at end of period (in 000’s)	$84,814		$80,351	$87,597	$57,731	$27,377	$45,786

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,				August 31, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.84		$12.43	$11.10	$8.02	$11.81	$11.26

Net investment income (loss) (a)	0.31		0.63	0.69	0.66	0.69	0.11
Net realized and unrealized gain (loss) on investments	0.44		(0.41)	1.34	3.01	(3.58)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		0.03	0.05	0.13	0.02	0.04

Total from investment operations	0.73		0.25	2.08	3.80	(2.87)	0.67

Less dividends and distributions:
From net investment income	(0.33)		(0.68)	(0.75)	(0.72)	(0.69)	(0.12)
From net realized gain on investments	(0.32)		(0.16)	—	—	(0.23)	—

Total dividends and distributions	(0.65)		(0.84)	(0.75)	(0.72)	(0.92)	(0.12)

Net asset value at end of period	$11.92		$11.84	$12.43	$11.10	$8.02	$11.81

Total investment return (b)	6.41	%(c)	2.22%	19.48%	49.31%	(26.11%)	5.95	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33	%††	5.31%	5.89%	6.32%	6.28%	6.12	%††
Net expenses	0.94	%††	0.97%	1.00%	1.12%	1.14%	1.15	%††
Expenses (before waiver/reimbursement)	0.94	%††	0.97%	1.00%	1.12%	1.15%	0.99	%††
Portfolio turnover rate	20%		65%	92%	133%	55%	30%
Net assets at end of period (in 000’s)	$44,950		$36,027	$52,188	$3,972	$27	$57

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $2,998,493 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

24	MainStay Global High Income Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2012, the Fund did not hold any futures contracts.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of April 30, 2012, the Fund did not hold any swap contracts.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund

26	MainStay Global High Income Fund

may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(M)  Concentration of Risk.  The Fund’s principal investments include high yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$32,509	$32,509

Total Fair Value		$—	$32,509	$32,509

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$(381,502)	$(381,502)

Total Fair Value		$—	$(381,502)	$(381,502)

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$55,205	$—	$55,205
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(114,403)	(114,403)

Total Realized Gain (Loss)		$55,205	$(114,403)	$(59,198)

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$53,602	$—	$53,602
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(449,877)	(449,877)

Total Change in Unrealized Appreciation (Depreciation)		$53,602	$(449,877)	$(396,275)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Swap Contracts (1)(2)	0-6,450,000	—	0-6,450,000
Forward Contracts Long (2)(3)	$—	$14,219,140	$14,219,140
Forward Contracts Short (2)(3)	$—	$(13,491,723)	$(13,491,723)

(1)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) notional amount.

(3)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Prior to February 28, 2012, the Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.35% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,132,175.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

28	MainStay Global High Income Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,138 and $30,084, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $413, $13,806 and $7,639, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$29,223
Class A	97,537
Class B	25,688
Class C	100,527
Class I	25,557

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$7,104,042	4.4%
Class C	459	0.0	‡
Class I	37,808	0.1

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$17,885,269
Long-Term Capital Gain	3,036,608
Total	$20,921,877

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

	Currency		Cost		Value
Australian Dollar	AUD	1,764	USD	1,906	USD	1,839
Euro	EUR	2,355		3,120		3,118
Total			USD	5,026	USD	4,957

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $87,291 and $60,974, respectively.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	205,756	$2,428,369
Shares issued to shareholders in reinvestment of dividends and distributions	105,654	1,224,269
Shares redeemed	(180,070)	(2,115,959)

Net increase (decrease) in shares outstanding before conversion	131,340	1,536,679
Shares converted into Investor Class (See Note 1)	84,724	993,865
Shares converted from Investor Class (See Note 1)	(127,464)	(1,503,321)

Net increase (decrease)	88,600	$1,027,223

Year ended October 31, 2011:
Shares sold	320,111	$3,842,246
Shares issued to shareholders in reinvestment of dividends and distributions	120,590	1,432,277
Shares redeemed	(323,886)	(3,879,385)

Net increase (decrease) in shares outstanding before conversion	116,815	1,395,138
Shares converted into Investor Class (See Note 1)	231,170	2,750,835
Shares converted from Investor Class (See Note 1)	(126,642)	(1,511,546)

Net increase (decrease)	221,343	$2,634,427

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	2,422,885	$28,495,713
Shares issued to shareholders in reinvestment of dividends and distributions	487,091	5,607,308
Shares redeemed	(1,897,353)	(22,264,493)

Net increase (decrease) in shares outstanding before conversion	1,012,623	11,838,528
Shares converted into Class A (See Note 1)	221,073	2,582,345
Shares converted from Class A (See Note 1)	(4,322)	(51,566)

Net increase (decrease)	1,229,374	$14,369,307

Year ended October 31, 2011:
Shares sold	4,367,359	$52,252,654
Shares issued to shareholders in reinvestment of dividends and distributions	566,677	6,688,120
Shares redeemed	(5,850,444)	(69,677,320)

Net increase (decrease) in shares outstanding before conversion	(916,408)	(10,736,546)
Shares converted into Class A (See Note 1)	322,665	3,833,422
Shares converted from Class A (See Note 1)	(78,823)	(909,011)

Net increase (decrease)	(672,566)	$(7,812,135)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	122,766	$1,418,457
Shares issued to shareholders in reinvestment of dividends and distributions	78,004	884,856
Shares redeemed	(177,015)	(2,044,512)

Net increase (decrease) in shares outstanding before conversion	23,755	258,801
Shares converted from Class B (See Note 1)	(175,990)	(2,021,323)

Net increase (decrease)	(152,235)	$(1,762,522)

Year ended October 31, 2011:
Shares sold	298,891	$3,526,416
Shares issued to shareholders in reinvestment of dividends and distributions	104,140	1,213,553
Shares redeemed	(394,873)	(4,631,002)

Net increase (decrease) in shares outstanding before conversion	8,158	108,967
Shares converted from Class B (See Note 1)	(353,297)	(4,163,700)

Net increase (decrease)	(345,139)	$(4,054,733)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	841,249	$9,733,974
Shares issued to shareholders in reinvestment of dividends and distributions	227,212	2,580,935
Shares redeemed	(730,643)	(8,433,700)

Net increase (decrease)	337,818	$3,881,209

Year ended October 31, 2011:
Shares sold	1,581,342	$18,636,471
Shares issued to shareholders in reinvestment of dividends and distributions	246,670	2,877,700
Shares redeemed	(2,086,275)	(24,429,250)

Net increase (decrease)	(258,263)	$(2,915,079)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,770,427	$20,774,002
Shares issued to shareholders in reinvestment of dividends and distributions	72,362	834,238
Shares redeemed	(1,114,699)	(13,137,710)

Net increase (decrease)	728,090	$8,470,530

Year ended October 31, 2011:
Shares sold	1,645,798	$19,682,784
Shares issued to shareholders in reinvestment of dividends and distributions	122,866	1,448,361
Shares redeemed	(2,924,110)	(34,717,050)

Net increase (decrease)	(1,155,446)	$(13,585,905)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Global High Income Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Global High Income Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be real-

ized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

32	MainStay Global High Income Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Global High Income Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
 LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26584 MS119-12	MSGH10-06/12 NL020

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.96 5.72%	1.67 6.46%	4.90 5.87%	8.31 8.81%	1.05 1.05%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.85 5.60	1.75 6.54	4.95 5.92	8.33 8.83	0.99 0.99
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.20 5.20	0.59 5.54	4.78 5.08	7.99 7.99	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.20 5.20	4.55 5.54	5.05 5.05	7.99 7.99	1.80 1.80
Class I Shares[4]	No Sales Charge		5.72	6.62	6.16	9.10	0.74
Class R2 Shares[5]	No Sales Charge		5.55	6.27	5.84	8.73	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been different.
5.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[6]	6.77%	6.38%	7.45%	9.28%
Average Lipper High Current Yield Fund[7]	6.39	3.97	5.61	7.45

6.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,057.20	$5.32	$1,019.70	$5.22

Class A Shares	$1,000.00	$1,056.00	$5.01	$1,020.00	$4.92

Class B Shares	$1,000.00	$1,052.00	$9.13	$1,016.00	$8.97

Class C Shares	$1,000.00	$1,052.00	$9.13	$1,016.00	$8.97

Class I Shares	$1,000.00	$1,057.20	$3.73	$1,021.20	$3.67

Class R2 Shares	$1,000.00	$1,055.50	$5.52	$1,019.50	$5.42

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.04% for Investor Class, 0.98% for Class A, 1.79% for Class B and Class C, 0.73% for Class I and 1.08% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	HCA, Inc., 5.75%–9.875%, due 3/15/14–3/15/22
2.	Ally Financial, Inc. (zero coupon)–8.30%, due 12/1/12–11/1/31
3.	Intelsat Jackson Holdings S.A., 7.25%–11.25%, due 6/15/16–4/1/21
4.	Ford Motor Credit Co. LLC, 4.25%–12.00%, due 6/1/14–2/3/17
5.	Peabody Energy Corp., 6.00%–7.875%, due 11/1/16-11/1/26
6.	Texas Industries, Inc., 9.25%, due 8/15/20
7.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17
8.	Schaeffler Finance B.V., 7.75%–8.50%, due 2/15/17–2/15/19
9.	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%–7.875%, due 10/30/17–6/1/20
10.	Calpine Construction Finance Co., L.P. / CCFC Finance Corp., 8.00%, due 6/1/16

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 5.72% for Investor Class shares, 5.60% for Class A shares and 5.20% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 5.72% and Class R2 shares returned 5.55%. All share classes underperformed the 6.39% return of the average Lipper1 high current yield fund and the 6.77% return of the Credit Suisse High Yield Index2 for the six months ended April 30, 2012. The Credit Suisse High Yield Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yields and spreads.3 The Fund remained conservatively positioned throughout the report-ing period because we believed that valuations among riskier high-yield bonds were unattractive and that business fundamentals for many high-yield issuers were weak.

We observed that earnings growth for U.S. companies was slowing, commodity prices had escalated and the outlook from managements was far more cautious than market sentiment. Therefore, we chose to underweight weaker CCC-rated4 bonds that either did not fit our investment process or did not offer sufficient yields to compensate for higher default risk. In particular, we continued to believe that the average 2006–2008 leveraged buyout represented significant default risk. In our opinion, however, valuations of higher-quality bonds remain relatively attractive. As a result, we believe that the Fund represents superior risk-adjusted value compared to other credit alternatives.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Because the Fund uses a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. During the reporting period, we generally believed that valuations for most of the riskier high-yield bonds were unattractive, and we positioned the Fund more conservatively.

During the reporting period, which industry positions were the strongest contributors to the Fund’s absolute performance and which industry positions were particularly weak?

The most significant positive contributors to the Fund’s absolute performance were investments in the health care, financials and transportation industries. Although no industries generated negative absolute returns during the reporting period, the Fund’s positions in the utility, food and drug, and aerospace industries contributed the least to the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased bonds of Schaeffler, a leading manufacturer of automotive and industrial components. We found the bond attractive because of the company’s low leverage and ability to generate free cash flow. The Fund also initiated a position in casino operator Station Casinos. During the reporting period, the Fund sold positions in homebuilders Shea Homes and Ryland Group.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, the Fund increased its weighting relative to the Credit Suisse High Yield Index in the metals/minerals and gaming/leisure industries because of attractive valuations and yields that we felt were attractive. The Fund decreased its weighting relative to the Credit Suisse High Yield Index in the utility and communications industries.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation, health care and financials industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the communications, information technology and media industries.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and to be dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. S&P believes that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 92.5%† Convertible Bonds 0.7%
Health Care—Products 0.1%
Bio Rad Labs 8.00%, due 9/15/16	$7,810,000	$8,630,049

Holding Company—Diversified 0.6%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	37,275,000	37,461,374

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	61,533,853	6,154

Packaging & Containers 0.0%‡
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (f)	890,000	873,313

Total Convertible Bonds (Cost $44,228,240)		46,970,890

Corporate Bonds 79.7%
Advertising 0.4%
Lamar Media Corp.
5.875%, due 2/1/22 (f)	10,000,000	10,275,000
7.875%, due 4/15/18	7,490,000	8,192,188
9.75%, due 4/1/14	9,780,000	11,063,625

		29,530,813

Aerospace & Defense 1.3%
AAR Corp. 7.25%, due 1/15/22 (f)	13,190,000	13,404,337
Alliant Techsystems, Inc. 6.875%, due 9/15/20	4,770,000	5,103,900
BE Aerospace, Inc.
5.25%, due 4/1/22	10,700,000	10,914,000
8.50%, due 7/1/18	9,750,000	10,798,125
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	14,700,000	15,177,750
TransDigm, Inc. 7.75%, due 12/15/18	32,500,000	35,425,000

		90,823,112

Apparel 0.4%
Hanesbrands, Inc. 8.00%, due 12/15/16	11,260,000	12,400,075
Unifi, Inc. 11.50%, due 5/15/14	15,825,000	15,884,502

		28,284,577

	Principal Amount	Value

Auto Manufacturers 0.4%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	$10,945,000	$11,328,075
Ford Motor Co. 6.50%, due 8/1/18	2,645,000	2,975,625
Oshkosh Corp.
8.25%, due 3/1/17	9,144,000	9,921,240
8.50%, due 3/1/20	2,010,000	2,180,850

		26,405,790

Auto Parts & Equipment 2.3%
Affinia Group, Inc. 9.00%, due 11/30/14	17,230,000	17,359,225
Allison Transmission, Inc.
7.125%, due 5/15/19 (f)	14,105,000	14,774,988
11.00%, due 11/1/15 (f)	1,419,000	1,497,045
Cooper Tire & Rubber Co. 7.625%, due 3/15/27	1,597,000	1,581,030
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	22,895,000	24,726,600
Dana Holding Corp.
6.50%, due 2/15/19	14,305,000	15,234,825
6.75%, due 2/15/21	2,915,000	3,137,269
Delphi Corp. 5.875%, due 5/15/19 (f)	24,780,000	26,019,000
Exide Technologies 8.625%, due 2/1/18	19,865,000	16,140,312
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	9,000,000	8,932,500
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (c)(d)(e)(g)	15,444,000	23,166
Tenneco, Inc.
6.875%, due 12/15/20	10,225,000	10,991,875
7.75%, due 8/15/18	1,300,000	1,410,500
Titan International, Inc. 7.875%, due 10/1/17	4,480,000	4,748,800
TRW Automotive, Inc.
7.00%, due 3/15/14 (f)	3,700,000	3,996,000
8.875%, due 12/1/17 (f)	11,595,000	12,928,425

		163,501,560

Banks 1.7%
♦Ally Financial, Inc. (zero coupon), due 12/1/12	11,960,000	11,541,400
6.25%, due 12/1/17	2,180,000	2,293,264
7.50%, due 9/15/20	11,372,000	12,679,780
8.00%, due 11/1/31	34,299,000	38,952,368
8.30%, due 2/12/15	31,991,000	35,110,122

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

10	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Provident Funding Associates, L.P.
10.125%, due 2/15/19 (f)	$7,405,000	$6,627,475
10.25%, due 4/15/17 (f)	12,155,000	12,367,713

		119,572,122

Beverages 0.7%
Cott Beverages, Inc.
8.125%, due 9/1/18	10,215,000	11,057,738
8.375%, due 11/15/17	32,284,000	34,866,720

		45,924,458

Building Materials 2.1%
Building Materials Corp. of America
6.875%, due 8/15/18 (f)	17,498,000	18,372,900
7.00%, due 2/15/20 (f)	8,265,000	8,822,888
7.50%, due 3/15/20 (f)	14,915,000	15,884,475
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (f)	8,895,000	10,073,587
Taylor Morrison Communities, Inc. 7.75%, due 4/15/20 (f)	13,850,000	14,265,500
♦Texas Industries, Inc. 9.25%, due 8/15/20	68,920,000	67,197,000
USG Corp. 7.875%, due 3/30/20 (f)	13,850,000	14,230,875

		148,847,225

Chemicals 2.1%
CF Industries, Inc.
6.875%, due 5/1/18	9,351,000	10,870,537
7.125%, due 5/1/20	820,000	979,900
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	23,240,000	25,796,400
Huntsman International LLC 5.50%, due 6/30/16	9,131,000	9,142,414
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	16,150,000	16,796,000
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (f)	13,610,000	13,065,600
Olin Corp. 8.875%, due 8/15/19	13,898,000	15,253,055
Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	41,920,000	41,500,800
PolyOne Corp. 7.375%, due 9/15/20	726,000	776,820
Westlake Chemical Corp. 6.625%, due 1/15/16	15,635,000	15,947,700

		150,129,226

	Principal Amount	Value

Coal 1.7%
Arch Coal, Inc.
7.00%, due 6/15/19 (f)	$9,325,000	$8,345,875
7.25%, due 10/1/20	6,520,000	5,835,400
8.75%, due 8/1/16	4,240,000	4,250,600
CONSOL Energy, Inc. 8.00%, due 4/1/17	32,231,000	34,003,705
♦Peabody Energy Corp.
6.00%, due 11/15/18 (f)	25,040,000	25,415,600
6.25%, due 11/15/21 (f)	18,205,000	18,432,562
6.50%, due 9/15/20	21,690,000	22,286,475
7.375%, due 11/1/16	2,185,000	2,419,888
7.875%, due 11/1/26	1,642,000	1,715,890

		122,705,995

Commercial Services 4.3%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (f)	18,230,000	18,640,175
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	7,885,000	8,259,537
8.25%, due 1/15/19 (f)	3,260,000	3,414,850
9.625%, due 3/15/18	4,536,000	4,944,240
9.75%, due 3/15/20	9,080,000	9,988,000
Cenveo Corp. 8.875%, due 2/1/18	16,760,000	15,419,200
Corrections Corp. of America 7.75%, due 6/1/17	7,745,000	8,403,325
El Comandante Capital Corp. (Escrow Shares) (zero coupon), due 12/31/50 (b)(c)(d)(e)(g)	21,941,051	1,579,756
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	24,055,375
9.375%, due 3/1/20	1,695,000	2,055,188
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	20,255,000	20,862,650
iPayment, Inc. 10.25%, due 5/15/18	10,000,000	9,200,000
Knowledge Universe Education LLC 7.75%, due 2/1/15 (f)	27,015,000	21,949,687
Lender Processing Services, Inc. 8.125%, due 7/1/16	17,621,000	18,391,919
PHH Corp. 9.25%, due 3/1/16	13,485,000	13,754,700
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50%, due 8/1/49 (d)(e)(g)	460,000	7,360
9.75%, due 1/15/49 (d)(e)(f)(g)	26,020,000	416,320
Rent-A-Center, Inc. 6.625%, due 11/15/20	5,480,000	5,726,600
RR Donnelley & Sons Co. 7.25%, due 5/15/18	12,410,000	12,006,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Speedy Cash, Inc. 10.75%, due 5/15/18 (f)	$12,745,000	$13,254,800
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (f)(h)	33,225,000	34,055,625
UR Financing Escrow Corp.
5.75%, due 7/15/18 (f)	4,570,000	4,718,525
7.375%, due 5/15/20 (f)	18,430,000	19,351,500
7.625%, due 4/15/22 (f)	14,770,000	15,619,275
Valassis Communications, Inc. 6.625%, due 2/1/21	15,580,000	15,813,700

		301,888,982

Computers 0.4%
iGATE Corp. 9.00%, due 5/1/16	19,286,000	20,925,310
SunGard Data Systems, Inc. 4.875%, due 1/15/14	8,070,000	8,221,313

		29,146,623

Distribution & Wholesale 0.8%
ACE Hardware Corp. 9.125%, due 6/1/16 (f)	22,138,000	23,245,121
American Tire Distributors, Inc. 9.75%, due 6/1/17	30,470,000	32,907,600

		56,152,721

Diversified Financial Services 0.8%
Community Choice Financial, Inc. 10.75%, due 5/1/19 (f)	23,745,000	24,160,537
General Motors Financial Co., Inc. 6.75%, due 6/1/18	30,400,000	32,376,912

		56,537,449

Electric 3.5%
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17 (b)	16,046,962	4,493,150
♦Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (f)	49,185,000	53,365,725
Calpine Corp. 7.25%, due 10/15/17 (f)	32,614,000	34,815,445
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	33,555,000	37,036,331
GenOn Energy, Inc. 9.50%, due 10/15/18	24,085,000	22,880,750
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	5,925,000	6,458,250
PNM Resources, Inc. 9.25%, due 5/15/15	6,241,000	7,200,554

	Principal Amount	Value

Electric (continued)
Public Service Co. of New Mexico 7.95%, due 5/15/18	$9,965,000	$12,199,322
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	6,425,000	6,103,750
♦Reliant Energy, Inc.
7.625%, due 6/15/14	4,625,000	4,717,500
7.875%, due 6/15/17	64,420,000	58,622,200

		247,892,977

Electrical Components & Equipment 0.5%
Anixter, Inc. 5.625%, due 5/1/19	6,110,000	6,247,475
Belden, Inc.
7.00%, due 3/15/17	12,530,000	12,874,575
9.25%, due 6/15/19	15,000,000	16,200,000

		35,322,050

Energy—Alternate Sources 0.2%
Headwaters, Inc. 7.625%, due 4/1/19	17,700,000	17,301,750

Engineering & Construction 0.6%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	27,285,000	22,373,700
13.00%, due 3/15/18 (f)(h)	16,500,000	16,830,000

		39,203,700

Entertainment 3.0%
American Casino & Entertainment Properties LLC 11.00%, due 6/15/14	15,849,000	16,740,506
FireKeepers Development Authority 13.875%, due 5/1/15 (f)	2,410,000	2,663,050
Greektown Superholdings, Inc. 13.00%, due 7/1/15	30,545,000	33,714,044
Jacobs Entertainment, Inc. 9.75%, due 6/15/14	32,376,000	32,295,060
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (f)	3,940,000	3,388,400
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	27,975,000	30,842,438
Peninsula Gaming LLC
8.375%, due 8/15/15	10,095,000	10,656,534
10.75%, due 8/15/17	21,680,000	23,902,200
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	5,041,000	5,519,895
Production Resource Group, Inc. 8.875%, due 5/1/19 (f)	10,676,000	8,781,010
Speedway Motorsports, Inc. 8.75%, due 6/1/16	11,035,000	12,028,150

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment (continued)
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (d)(e)	$981,839	$687,287
Vail Resorts, Inc. 6.50%, due 5/1/19	12,590,000	13,282,450
WMG Acquisition Corp.
9.50%, due 6/15/16 (f)	5,000,000	5,462,500
11.50%, due 10/1/18	10,465,000	11,406,850

		211,370,374

Environmental Controls 0.3%
Clean Harbors, Inc. 7.625%, due 8/15/16	8,658,000	9,090,900
Heckmann Corp. 9.875%, due 4/15/18 (f)	10,460,000	10,355,400

		19,446,300

Finance—Auto Loans 1.2%
Credit Acceptance Corp. 9.125%, due 2/1/17	11,700,000	12,723,750
♦Ford Motor Credit Co. LLC
4.25%, due 2/3/17	6,080,000	6,342,364
7.00%, due 4/15/15	8,965,000	9,995,975
8.00%, due 6/1/14	20,410,000	22,704,370
12.00%, due 5/15/15	24,945,000	31,430,700

		83,197,159

Finance—Consumer Loans 0.4%
SLM Corp.
8.00%, due 3/25/20	10,130,000	10,763,125
8.45%, due 6/15/18	13,660,000	14,957,700

		25,720,825

Finance—Other Services 1.0%
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.625%, due 5/1/19 (f)	8,689,000	8,927,947
10.875%, due 4/1/15 (f)	8,945,000	9,571,150
10.875%, due 4/1/15	31,807,000	34,033,490
SquareTwo Financial Corp. 11.625%, due 4/1/17	17,290,000	16,511,950

		69,044,537

Food 1.9%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	17,678,000	15,998,590
American Stores Co. 8.00%, due 6/1/26	25,639,000	21,504,711
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (f)(h)	15,589,323	11,730,966

	Principal Amount	Value

Food (continued)
B&G Foods, Inc. 7.625%, due 1/15/18	$10,895,000	$11,712,125
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	6,074,000	6,438,440
Smithfield Foods, Inc. 10.00%, due 7/15/14	11,397,000	13,334,490
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (d)(e)	23,700,000	23,996,250
7.75%, due 3/1/18	8,120,000	8,789,900
Tyson Foods, Inc. 10.50%, due 3/1/14	17,683,000	20,379,657

		133,885,129

Forest Products & Paper 1.0%
AbitibiBowater, Inc. 10.25%, due 10/15/18	11,898,000	13,801,680
Clearwater Paper Corp. 7.125%, due 11/1/18	9,720,000	10,351,800
Georgia-Pacific Corp.
7.25%, due 6/1/28	2,370,000	2,840,208
7.75%, due 11/15/29	1,174,000	1,475,026
8.875%, due 5/15/31	29,615,000	40,454,357

		68,923,071

Health Care—Products 1.6%
Alere, Inc.
8.625%, due 10/1/18	5,130,000	5,309,550
9.00%, due 5/15/16	2,270,000	2,346,613
Biomet, Inc.
10.00%, due 10/15/17	12,100,000	13,052,875
10.375%, due 10/15/17 (h)	4,990,000	5,395,438
11.625%, due 10/15/17	14,080,000	15,276,800
DJO Finance LLC / DJO Finance Corp. 9.75%, due 10/15/17	10,785,000	8,007,862
Hanger Orthopedic Group, Inc. 7.125%, due 11/15/18	18,850,000	19,580,437
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	16,403,100
Universal Hospital Services, Inc.
4.121%, due 6/1/15 (a)	930,000	881,175
8.50%, due 6/1/15 (a)	26,625,000	27,273,984

		113,527,834

Health Care—Services 4.4%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	7,540,000	5,579,600
American Renal Associates Holdings, Inc. 9.75%, due 3/1/16 (h)	8,201,542	8,662,879
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	13,150,000	14,070,500
AMERIGROUP Corp. 7.50%, due 11/15/19	25,245,000	27,517,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services (continued)
Centene Corp. 5.75%, due 6/1/17	$12,770,000	$12,977,512
DaVita, Inc.
6.375%, due 11/1/18	14,650,000	15,382,500
6.625%, due 11/1/20	6,850,000	7,166,812
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (f)	4,730,000	5,061,100
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (f)	9,680,000	9,849,400
5.875%, due 1/31/22 (f)	5,750,000	5,843,438
HCA Holdings, Inc. 7.75%, due 5/15/21	3,315,000	3,480,750
♦HCA, Inc.
5.75%, due 3/15/14	3,615,000	3,750,563
5.875%, due 3/15/22	24,280,000	24,674,550
6.375%, due 1/15/15	5,995,000	6,414,650
6.50%, due 2/15/16	2,805,000	3,015,375
7.19%, due 11/15/15	5,697,000	5,882,153
7.50%, due 2/15/22	11,915,000	12,823,519
7.875%, due 2/15/20	2,120,000	2,353,200
8.00%, due 10/1/18	710,000	790,763
8.50%, due 4/15/19	21,684,000	24,326,737
9.00%, due 12/15/14	3,930,000	4,323,000
9.875%, due 2/15/17	2,369,000	2,597,016
Health Management Associates, Inc. 7.375%, due 1/15/20 (f)	8,190,000	8,527,837
INC Research LLC 11.50%, due 7/15/19 (f)	22,020,000	21,634,650
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	28,340,000	30,748,900
ResCare, Inc. 10.75%, due 1/15/19	14,300,000	15,890,875
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	9,990,000	10,027,462
8.00%, due 2/1/18	12,755,000	12,994,156

		306,366,947

Holding Companies—Diversified 0.6%
Leucadia National Corp. 8.125%, due 9/15/15	14,255,000	15,876,506
Susser Holdings LLC /Susser Finance Corp. 8.50%, due 5/15/16	27,294,000	29,886,930

		45,763,436

Home Builders 0.2%
Meritage Homes Corp. 7.00%, due 4/1/22 (f)	6,240,000	6,333,600
Standard Pacific Corp.
8.375%, due 5/15/18	2,500,000	2,643,750
8.375%, due 1/15/21	1,815,000	1,914,825

		10,892,175

	Principal Amount	Value

Home Furnishing 0.1%
Sealy Mattress Co. 10.875%, due 4/15/16 (f)	$6,410,000	$6,954,914

Household Products & Wares 1.1%
Central Garden and Pet Co. 8.25%, due 3/1/18	13,715,000	14,143,594
Jarden Corp. 7.50%, due 5/1/17	19,505,000	21,699,312
Prestige Brands, Inc.
8.125%, due 2/1/20 (f)	290,000	316,825
8.25%, due 4/1/18	3,866,000	4,233,270
Spectrum Brands, Inc.
6.75%, due 3/15/20 (f)	2,195,000	2,244,388
9.50%, due 6/15/18	23,717,000	26,859,502
9.50%, due 6/15/18 (f)	5,575,000	6,313,688

		75,810,579

Housewares 0.3%
Libbey Glass, Inc. 10.00%, due 2/15/15	23,221,000	24,759,391

Insurance 0.7%
HUB International Holdings, Inc. 9.00%, due 12/15/14 (f)	11,836,000	12,043,130
Ironshore Holdings (U.S.) Inc. 8.50%, due 5/15/20 (f)	16,890,000	18,641,155
Lumbermens Mutual Casualty Co.
8.30%, due 12/1/37 (b)(d)(e)(f)	8,525,000	21,313
8.45%, due 12/1/97 (b)(d)(e)(f)	2,575,000	1,609
9.15%, due 7/1/26 (b)(d)(e)(f)	42,123,000	105,307
USI Holdings Corp.
4.378%, due 11/15/14 (a)(f)	1,675,000	1,568,219
9.75%, due 5/15/15 (f)	13,900,000	14,056,375

		46,437,108

Internet 0.2%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	10,085,000	10,841,375

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 6.70%, due 6/15/17	19,105,000	20,544,199

Iron & Steel 0.7%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	8,083,289
Allegheny Technologies, Inc. 9.375%, due 6/1/19	7,475,000	9,447,174
Ryerson, Inc.
7.922%, due 11/1/14 (a)(f)	1,040,000	1,008,800
7.922%, due 11/1/14 (a)	9,495,000	9,210,150
12.00%, due 11/1/15	20,409,000	21,276,383

		49,025,796

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Leisure Time 0.2%
Brunswick Corp. 11.25%, due 11/1/16 (f)	$11,240,000	$13,178,900

Lodging 1.7%
Boyd Gaming Corp. 9.125%, due 12/1/18	4,330,000	4,546,500
Eldorado Resorts LLC /Eldorado Capital Corp. 8.625%, due 6/15/19 (f)	16,750,000	15,975,313
Majestic Star Casino LLC 12.50%, due 12/1/16 (f)	2,578,713	2,346,629
MGM Mirage, Inc. 13.00%, due 11/15/13	5,364,000	6,222,240
MGM Resorts International
7.50%, due 6/1/16	2,770,000	2,880,800
7.625%, due 1/15/17	5,200,000	5,395,000
10.375%, due 5/15/14	3,250,000	3,705,000
MTR Gaming Group, Inc. 11.50%, due 8/1/19	21,223,700	21,223,700
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (f)	12,895,000	14,442,400
Seminole Hard Rock Entertainment, Inc. 2.974%, due 3/15/14 (a)(f)	13,851,000	13,625,921
Sheraton Holding Corp. 7.375%, due 11/15/15	1,490,000	1,713,500
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	3,905,000	4,510,275
Station Casinos LLC 3.65%, due 6/18/18 (f)	28,290,000	21,005,325

		117,592,603

Machinery—Construction & Mining 0.1%
Terex Corp. 10.875%, due 6/1/16	7,415,000	8,397,488

Machinery—Diversified 0.1%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	8,401,838

Media 2.9%
AMC Networks, Inc. 7.75%, due 7/15/21 (f)	8,305,000	9,280,837
Cablevision Systems Corp. 8.625%, due 9/15/17	16,580,000	18,196,550
♦CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, due 1/15/19	16,260,000	17,398,200
7.25%, due 10/30/17	5,405,000	5,877,938
7.375%, due 6/1/20	26,250,000	28,645,312
7.875%, due 4/30/18	6,875,000	7,442,188
Crown Media Holdings, Inc. 10.50%, due 7/15/19	20,365,000	22,070,569

	Principal Amount	Value

Media (continued)
DISH DBS Corp.
6.75%, due 6/1/21	$22,080,000	$24,177,600
7.125%, due 2/1/16	3,695,000	4,092,213
Morris Publishing Group LLC 10.00%, due 9/1/14 (d)	5,185,705	4,861,598
Nielsen Finance LLC 11.50%, due 5/1/16	848,000	979,440
Nielsen Finance LLC / Nielsen Finance Co. 7.75%, due 10/15/18	30,638,000	33,854,990
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (f)	29,430,000	25,309,800

		202,187,235

Metal Fabricate & Hardware 0.9%
AM Castle & Co. 12.75%, due 12/15/16 (f)	19,495,000	21,152,075
Mueller Water Products, Inc.
7.375%, due 6/1/17	19,525,000	19,573,812
8.75%, due 9/1/20	15,135,000	16,989,038
Neenah Foundry Co. 15.00%, due 7/29/15 (d)(h)	5,410,147	5,464,248

		63,179,173

Mining 0.3%
Vulcan Materials Co.
6.40%, due 11/30/17	2,579,000	2,695,055
6.50%, due 12/1/16	19,685,000	20,866,100

		23,561,155

Miscellaneous—Manufacturing 1.8%
Actuant Corp. 5.625%, due 6/15/22 (f)	9,720,000	9,975,150
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	31,152,000	33,488,400
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20 (f)	13,380,000	13,781,400
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	13,066,625
Polypore International, Inc. 7.50%, due 11/15/17	21,740,000	22,827,000
SPX Corp.
6.875%, due 9/1/17	25,425,000	27,840,375
7.625%, due 12/15/14	5,235,000	5,830,481

		126,809,431

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	18,500,000	19,980,000

Oil & Gas 9.9%
Berry Petroleum Co.
6.75%, due 11/1/20	7,800,000	8,287,500
10.25%, due 6/1/14	9,915,000	11,303,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Bill Barrett Corp. 7.625%, due 10/1/19	$12,480,000	$12,604,800
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	18,360,000	19,553,400
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 9.375%, due 5/1/19	34,845,000	36,325,912
Chesapeake Energy Corp.
6.50%, due 8/15/17	30,590,000	30,513,525
6.775%, due 3/15/19	15,000,000	14,587,500
7.625%, due 7/15/13	7,562,000	7,864,480
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (f)	22,110,000	20,783,400
Comstock Resources, Inc.
7.75%, due 4/1/19	5,127,000	4,768,110
8.375%, due 10/15/17	18,238,000	17,964,430
Concho Resources, Inc.
5.50%, due 10/1/22	9,145,000	9,145,000
6.50%, due 1/15/22	24,386,000	25,727,230
7.00%, due 1/15/21	6,525,000	7,095,938
8.625%, due 10/1/17	8,441,000	9,242,895
Continental Resources, Inc.
5.00%, due 9/15/22 (f)	8,400,000	8,526,000
7.125%, due 4/1/21	8,775,000	9,784,125
7.375%, due 10/1/20	15,775,000	17,589,125
Denbury Resources, Inc.
8.25%, due 2/15/20	10,320,000	11,506,800
9.75%, due 3/1/16	6,980,000	7,678,000
Frontier Oil Corp.
6.875%, due 11/15/18	8,390,000	8,767,550
8.50%, due 9/15/16	13,825,000	14,723,625
Holly Corp. 9.875%, due 6/15/17	18,512,000	20,733,440
Linn Energy LLC 9.875%, due 7/1/18	2,906,000	3,185,703
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19 (f)	11,580,000	11,637,900
11.75%, due 5/15/17	8,710,000	9,885,850
Newfield Exploration Co.
6.625%, due 4/15/16	11,040,000	11,288,400
7.125%, due 5/15/18	12,520,000	13,333,800
Oasis Petroleum, Inc.
6.50%, due 11/1/21	11,600,000	11,832,000
7.25%, due 2/1/19	18,840,000	19,970,400
Penn Virginia Corp.
7.25%, due 4/15/19	7,855,000	6,480,375
10.375%, due 6/15/16	18,950,000	17,623,500

	Principal Amount	Value

Oil & Gas (continued)
PetroHawk Energy Corp.
7.25%, due 8/15/18	$15,995,000	$18,234,300
10.50%, due 8/1/14	3,478,000	3,860,580
Petroquest Energy, Inc. 10.00%, due 9/1/17	34,035,000	35,141,137
Pioneer Drilling Co. 9.875%, due 3/15/18	13,275,000	14,005,125
Plains Exploration & Production Co.
7.75%, due 6/15/15	3,265,000	3,362,950
10.00%, due 3/1/16	19,230,000	21,153,000
Range Resources Corp.
5.00%, due 8/15/22	8,430,000	8,408,925
7.25%, due 5/1/18	2,500,000	2,650,000
8.00%, due 5/15/19	9,425,000	10,367,500
SM Energy Co.
6.50%, due 11/15/21	9,490,000	10,011,950
6.625%, due 2/15/19	13,420,000	14,158,100
Stone Energy Corp.
6.75%, due 12/15/14	13,375,000	13,441,875
8.625%, due 2/1/17	10,470,000	11,019,675
W&T Offshore, Inc. 8.50%, due 6/15/19	18,675,000	19,702,125
Whiting Petroleum Corp.
6.50%, due 10/1/18	12,970,000	13,813,050
7.00%, due 2/1/14	27,634,000	29,430,210
WPX Energy, Inc. 6.00%, due 1/15/22 (f)	23,425,000	22,780,812

		691,855,127

Oil & Gas Services 0.4%
American Petroleum Tankers LLC / AP Tankers Co. 10.25%, due 5/1/15	13,084,000	13,770,910
Pioneer Drilling Co. 9.875%, due 3/15/18 (f)	12,345,000	13,023,975

		26,794,885

Packaging & Containers 2.3%
AEP Industries, Inc. 8.25%, due 4/15/19	17,109,000	17,964,450
Ball Corp.
5.00%, due 3/15/22	15,785,000	16,061,237
6.75%, due 9/15/20	1,630,000	1,801,150
7.125%, due 9/1/16	6,625,000	7,254,375
Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, due 2/1/21	13,100,000	14,246,250
Greif, Inc.
6.75%, due 2/1/17	170,000	183,600
7.75%, due 8/1/19	8,100,000	9,153,000
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,910,000	5,548,300

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers (continued)
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	$35,895,000	$40,920,300
Sealed Air Corp.
8.125%, due 9/15/19 (f)	6,815,000	7,615,763
8.375%, due 9/15/21 (f)	7,885,000	8,949,475
Silgan Holdings, Inc. 5.00%, due 4/1/20 (f)	34,400,000	34,744,000

		164,441,900

Pharmaceuticals 2.4%
BioScrip, Inc. 10.25%, due 10/1/15	3,785,000	4,097,263
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15 (a)	20,322,575	20,932,252
Endo Pharmaceuticals Holdings, Inc.
7.00%, due 7/15/19	8,610,000	9,191,175
7.25%, due 1/15/22	4,165,000	4,466,963
Grifols, Inc. 8.25%, due 2/1/18	25,650,000	27,477,562
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	25,210,000	22,058,750
Mylan, Inc.
7.625%, due 7/15/17 (f)	11,580,000	12,824,850
7.875%, due 7/15/20 (f)	16,400,000	18,368,000
NBTY, Inc. 9.00%, due 10/1/18	11,025,000	12,168,844
Valeant Pharmaceuticals International
6.50%, due 7/15/16 (f)	19,200,000	19,896,000
6.75%, due 10/1/17 (f)	7,875,000	8,101,406
6.875%, due 12/1/18 (f)	2,500,000	2,575,000
7.00%, due 10/1/20 (f)	2,760,000	2,797,950

		164,956,015

Pipelines 1.7%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	3,298,536
9.625%, due 11/1/21	16,206,000	24,090,786
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	5,298,364	5,500,708
Chesapeake Midstream Partners, L.P. / CHKM Finance Corp. 6.125%, due 7/15/22	11,650,000	11,213,125
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, due 4/1/21	17,395,000	18,351,725
7.75%, due 6/1/18	29,645,000	31,349,588
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	21,170,000	23,234,075

		117,038,543

	Principal Amount	Value

Real Estate Investment Trusts 1.3%
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22 (f)	$6,280,000	$6,240,750
6.00%, due 10/1/21 (f)	17,195,000	18,355,663
Host Marriott, L.P. Series Q 6.75%, due 6/1/16	36,455,000	37,457,513
Sabra Health Care, L.P. / Sabra Capital Corp. 8.125%, due 11/1/18	11,951,000	12,712,876
Weyerhaeuser Co.
6.95%, due 10/1/27	3,695,000	4,030,857
7.375%, due 10/1/19	6,670,000	7,859,868
7.375%, due 3/15/32	1,655,000	1,807,467
8.50%, due 1/15/25	4,130,000	4,818,483

		93,283,477

Retail 3.8%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	3,795,000	3,880,388
7.00%, due 5/20/22	2,397,000	2,444,940
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	13,025,000	13,155,250
6.50%, due 5/20/21	2,828,000	2,870,420
Asbury Automotive Group, Inc.
7.625%, due 3/15/17	11,473,000	11,860,214
8.375%, due 11/15/20	33,510,000	36,484,012
AutoNation, Inc. 6.75%, due 4/15/18	18,661,000	20,247,185
DineEquity, Inc. 9.50%, due 10/30/18	39,470,000	43,614,350
HSN, Inc. 11.25%, due 8/1/16	23,375,000	25,216,015
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	16,185,000	16,771,706
Limited Brands, Inc.
5.625%, due 2/15/22	7,160,000	7,204,750
6.625%, due 4/1/21	12,715,000	13,732,200
8.50%, due 6/15/19	3,395,000	4,018,831
Penske Auto Group, Inc. 7.75%, due 12/15/16	22,265,000	23,183,654
PVH Corp. 7.375%, due 5/15/20	10,230,000	11,304,150
Sally Holdings LLC / Sally Capital, Inc. 6.875%, due 11/15/19 (f)	12,650,000	13,472,250
Sonic Automotive, Inc. 9.00%, due 3/15/18	14,365,000	15,657,850

		265,118,165

Semiconductors 0.3%
Advanced Micro Devices, Inc. 7.75%, due 8/1/20	4,504,000	4,965,660

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Semiconductors (continued)
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	$18,425,000	$14,693,938

		19,659,598

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	10,605,000	11,214,787
7.125%, due 3/15/21	8,530,000	9,031,138

		20,245,925

Software 0.2%
Fidelity National Information Services, Inc.
7.625%, due 7/15/17	10,800,000	11,853,000
7.875%, due 7/15/20	3,565,000	3,992,800

		15,845,800

Storage & Warehousing 0.1%
Mobile Mini, Inc. 7.875%, due 12/1/20	4,285,000	4,584,950

Telecommunications 4.2%
CC Holdings GS V LLC / Crown Castle GS III Corp. 7.75%, due 5/1/17 (f)	33,700,000	36,733,000
Clearwire Communications LLC / Clearwire Finance, Inc. 12.00%, due 12/1/15 (f)	9,265,000	8,546,963
Crown Castle International Corp.
7.125%, due 11/1/19	21,153,000	23,162,535
9.00%, due 1/15/15	5,080,000	5,613,400
GCI, Inc.
6.75%, due 6/1/21	10,275,000	10,377,750
8.625%, due 11/15/19	24,311,000	26,742,100
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	13,430,000	14,370,100
7.625%, due 6/15/21	21,495,000	23,295,206
Lucent Technologies, Inc. 6.50%, due 1/15/28	5,830,000	4,241,325
MetroPCS Wireless, Inc.
6.625%, due 11/15/20	7,935,000	7,637,438
7.875%, due 9/1/18	4,565,000	4,679,125
Nextel Communications, Inc. 7.375%, due 8/1/15	5,440,000	5,276,800
NII Capital Corp.
7.625%, due 4/1/21	30,715,000	28,564,950
8.875%, due 12/15/19	2,690,000	2,710,175
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	21,721,000	22,535,537
SBA Telecommunications, Inc. 8.25%, due 8/15/19	9,721,000	10,717,403

	Principal Amount	Value

Telecommunications (continued)
Sprint Capital Corp.
6.875%, due 11/15/28	$33,763,000	$25,237,842
8.75%, due 3/15/32	4,078,000	3,456,105
Sprint Nextel Corp.
9.125%, due 3/1/17 (f)	13,835,000	13,731,237
9.25%, due 4/15/22	13,690,000	13,621,550

		291,250,541

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (h)	3,592,932	2,955,187
Florida East Coast Railway Corp. 8.125%, due 2/1/17	41,104,000	42,234,360
KAR Holdings, Inc. 4.547%, due 5/1/14 (a)	11,780,000	11,750,550
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	23,575,000	23,398,187

		80,338,284

Trucking & Leasing 0.2%
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (f)	15,675,000	15,910,125

Total Corporate Bonds (Cost $5,324,497,421)		5,586,293,437

Loan Assignments & Participations 2.0% (i)
Aerospace & Defense 0.1%
Transdigm, Inc. New Term Loan B 4.00%, due 2/14/17	9,949,622	9,957,910

Auto Manufacturers 0.5%
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	19,849,624	20,202,392
Fleetpride Corp. New Term Loan 6.75%, due 12/6/17	14,500,000	14,554,375

		34,756,767

Finance 0.2%
Ocwen Financial Corp. Term Loan B 7.00%, due 9/1/16	12,799,171	12,799,171

Finance—Investment Banker/Broker 0.3%
VFH Parent LLC Term Loan 7.50%, due 7/8/16	21,150,594	20,939,088

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations (continued)
Health Care—Services 0.2%
Sun Healthcare Group, Inc. New Term Loan B 8.75%, due 10/15/16	$11,064,444	$10,787,833

Lodging 0.2%
Station Casinos, Inc. 2012 Term Loan B2 4.241%, due 6/18/18 (d)	18,952,261	16,062,041

Media 0.0%‡
Nielsen Finance LLC Class A Term Loan 2.241%, due 8/9/13	2,296,186	2,297,144

Metal Fabricate & Hardware 0.3%
Neenah Corp. Exit Term Loan 11.00%, due 1/29/15 (d)(e)	18,460,500	18,460,500

Mining 0.1%
Novelis, Inc. Term Loan 4.00%, due 3/10/17	9,949,622	9,949,622

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 3.741%, due 10/10/14	7,710,396	4,405,944

Total Loan Assignments & Participations (Cost $140,721,127)		140,416,020

Yankee Bonds 10.1% (j)
Auto Manufacturers 0.4%
Jaguar Land Rover PLC
7.75%, due 5/15/18 (f)	15,570,000	16,231,725
8.125%, due 5/15/21 (f)	14,840,000	15,507,800

		31,739,525

Auto Parts & Equipment 0.2%
International Automotive Components Group S.A. 9.125%, due 6/1/18 (f)	12,100,000	11,132,000

Chemicals 0.8%
Ineos Finance PLC
7.50%, due 5/1/20 (f)	7,070,000	7,264,425
8.375%, due 2/15/19 (f)	13,805,000	14,805,862
NOVA Chemicals Corp.
3.784%, due 11/15/13 (a)	14,490,000	14,471,888
8.375%, due 11/1/16	13,850,000	15,373,500
8.625%, due 11/1/19	7,035,000	8,019,900

		59,935,575

	Principal Amount	Value

Commercial Services 0.4%
National Money Mart Co. 10.375%, due 12/15/16	$23,490,000	$26,367,525

Computers 0.4%
Seagate HDD Cayman
7.00%, due 11/1/21 (f)	10,110,000	10,969,350
7.75%, due 12/15/18	19,010,000	20,958,525

		31,927,875

Diversified Financial Services 0.5%
Smurfit Capital Funding PLC 7.50%, due 11/20/25	34,850,000	34,850,000

Entertainment 0.4%
MU Finance PLC 8.375%, due 2/1/17 (f)	26,310,000	28,414,800

Forest Products & Paper 0.2%
PE Paper Escrow GmbH 12.00%, due 8/1/14 (f)	10,805,000	11,669,400
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (f)	5,195,000	4,896,288

		16,565,688

Health Care—Products 0.3%
DJO Finance LLC / DJO Finance Corp. 10.875%, due 11/15/14	20,197,000	20,600,940

Insurance 0.3%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	9,497,000	10,587,826
7.75%, due 7/15/37	4,810,000	4,939,461
8.30%, due 4/15/26	5,395,000	5,829,826

		21,357,113

Iron & Steel 0.2%
APERAM 7.75%, due 4/1/18 (f)	13,035,000	12,448,425

Media 0.6%
Quebecor Media, Inc. 7.75%, due 3/15/16	29,039,000	29,873,871
Videotron Ltee 5.00%, due 7/15/22 (f)	12,150,000	12,119,625

		41,993,496

Metal Fabricate & Hardware 0.9%
♦Schaeffler Finance B.V.
7.75%, due 2/15/17 (f)	43,390,000	45,993,400
8.50%, due 2/15/19 (f)	14,875,000	15,953,437

		61,946,837

Mining 0.6%
New Gold, Inc. 7.00%, due 4/15/20 (f)	15,905,000	16,262,862

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Mining (continued)
Novelis, inc. 8.375%, due 12/15/17	$15,425,000	$16,659,000
8.75%, due 12/15/20	7,350,000	8,103,375

		41,025,237

Oil & Gas 0.5%
OGX Austria GmbH 8.50%, due 6/1/18 (f)	34,525,000	35,819,688
Precision Drilling Corp. 6.50%, due 12/15/21	1,715,000	1,783,600

		37,603,288

Oil & Gas Services 0.4%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	27,190,000	26,374,300

Pharmaceuticals 0.6%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	17,614,000	18,010,315
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	19,250,000	21,030,625

		39,040,940

Telecommunications 2.4%
Inmarsat Finance PLC 7.375%, due 12/1/17 (f)	948,000	1,019,100
♦Intelsat Jackson Holdings S.A.
7.25%, due 4/1/19	22,335,000	23,284,237
7.25%, due 10/15/20 (f)	18,925,000	19,729,313
7.50%, due 4/1/21	13,280,000	13,944,000
11.25%, due 6/15/16	25,134,000	26,422,117
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	17,955,000	18,628,313
Sable International Finance, Ltd.
7.75%, due 2/15/17 (f)	24,285,000	25,134,975
8.75%, due 2/1/20 (f)	9,110,000	9,679,375
Virgin Media Finance PLC
8.375%, due 10/15/19	15,258,000	17,127,105
9.50%, due 8/15/16	10,315,000	11,552,800

		166,521,335

Total Yankee Bonds (Cost $671,812,427)		709,844,899

Total Long-Term Bonds (Cost $6,181,259,215)		6,483,525,246

	Shares	Value

Common Stocks 0.1%
Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(e)	446,020	$981,244

Media 0.0%‡
Adelphia Contingent Value Vehicle (c)(d)(e)(g)	15,507,390	155,074

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (d)(e)(g)	717,799	4,263,726

Total Common Stocks (Cost $12,742,180)		5,400,044

Preferred Stocks 0.4%
Real Estate Investment Trusts 0.3%
Sovereign Real Estate Investment Corp. 12.00% (d)(f)	17,213	19,216,438

Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	9,929,670

Total Preferred Stocks (Cost $25,658,539)		29,146,108

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (d)(g)	12,510	1,125,900

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (c)(d)(e)(g)	1,141	12
Unsecured Debt Expires 12/18/16 (c)(d)(e)(g)	1,126	11

		23

Total Warrants (Cost $3,435)		1,125,923

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 4.9%
Repurchase Agreement 4.9%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $341,823,052 (Collateralized by United States Treasury and Government Agency securities with rates between 0.75% and 1.50% and maturity dates between 8/15/13 and 11/25/14, with a Principal Amount of $345,485,000 and a Market Value of $348,660,044)	$341,822,957	$341,822,957

Total Short-Term Investment (Cost $341,822,957)		341,822,957

Total Investments (Cost $6,561,486,326) (k)	97.9%	6,861,020,278
Other Assets, Less Liabilities	2.1	145,830,462
Net Assets	100.0%	$7,006,850,740

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(b)	Issue in default.

(c)	Restricted security.

(d)	Illiquid security. The total market value of these securities as of April 30, 2012 is $97,435,313, which represents 1.4% of the Fund’s net assets.
(e)	Fair valued security. The total market value of these securities as of April 30, 2012 is $50,705,089, which represents 0.7% of the Fund’s net assets.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(g)	Non-income producing security.

(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	As of April 30, 2012, cost is $6,565,849,646 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$393,691,468
Gross unrealized depreciation	(98,520,836)

Net unrealized appreciation	$295,170,632

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$46,964,736	$6,154		$46,970,890
Corporate Bonds (c)	—	5,559,455,069	26,838,368		5,586,293,437
Loan Assignments & Participations (d)	—	109,156,349	31,259,671	(e)	140,416,020
Yankee Bonds	—	709,844,899	—		709,844,899

Total Long-Term Bonds	—	6,425,421,053	58,104,193		6,483,525,246

Common Stocks (f)	—	—	5,400,044		5,400,044
Preferred Stocks	29,146,108	—	—		29,146,108
Warrants (g)	1,125,900	—	23		1,125,923
Short-Term Investment
Repurchase Agreement	—	341,822,957	—		341,822,957

Total Investments in Securities	$30,272,008	$6,767,244,010	$63,504,260		$6,861,020,278

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $6,154 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

(c)	The Level 3 securities valued at $23,166, $2,003,436, $687,287, $23,996,250 and $128,229 are held in Auto Parts & Equipment, Commercial Services, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $18,460,500 is held in Metal Fabricate & Hardware, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	Includes $12,799,171 of Level 3 security which represents a Loan Assignment & Participation whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value with significant unobservable inputs.

(f)	The Level 3 securities valued at $981,244, $155,074 and $4,263,726 are held in Lodging, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $23 are held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Long-Term Bonds
Convertible Bonds
Internet	$6,154	$—	$—	$—	$—		$—		$—	$—	$6,154	$—
Corporate Bonds
Auto Parts & Equipment	23,166	—	—	—	—		—		—	—	23,166	—
Commercial Services	2,003,436	—	—	—	—		—		—	—	2,003,436	—
Entertainment	823,839	16,726	26,918	14,877	—		(195,073	) (b)	—	—	687,287	(16,727)
Food	23,818,500	—	—	177,750	—		—		—	—	23,996,250	177,750
Insurance	532,230	—	—	(404,001)	—		—		—	—	128,229	(404,001)
Loan Assignments & Participations
Machinery	38,675	(385,062)	(9,375,081)	9,721,468	—		—		—	—	—	—
Metal, Fabricate & Hardware	18,553,500	—	—	—	—		(93,000	) (b)	—	—	18,460,500	—
Finance	—	28,203	31,023	85,903	—		(1,713,704	) (b)	14,367,746	—	12,799,171	99,789
Common Stocks
Lodging	—	—	—	89,204	892,040	(c)	—		—	—	981,244	89,204
Media	155,074	—	—	—	—		—		—	—	155,074	—
Metal, Fabricate & Hardware	4,191,946	—	—	71,780	—		—		—	—	4,263,726	71,780
Warrants
Media	23	—	—	—	—		—		—	—	23	—

Total	$50,146,543	$(340,133)	$(9,317,140)	$9,756,981	$892,040		$(2,001,777)		$14,367,746	$—	$63,504,260	$17,795

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Sales include principal reductions.

(c)	Purchases include securities received from a restructure.

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $6,561,486,326)	$6,861,020,278
Cash denominated in foreign currencies (identified cost $2,164)	2,073
Receivables:
Dividends and interest	142,626,002
Investment securities sold	41,934,294
Fund shares sold	17,014,136
Other assets	171,036

Total assets	7,062,767,819

Liabilities
Payables:
Investment securities purchased	29,023,392
Fund shares redeemed	10,529,520
Manager (See Note 3)	3,170,739
NYLIFE Distributors (See Note 3)	1,617,786
Transfer agent (See Note 3)	1,592,208
Shareholder communication	412,408
Professional fees	156,121
Trustees	17,108
Custodian	8,783
Accrued expenses	1,576
Dividend payable	9,387,438

Total liabilities	55,917,079

Net assets	$7,006,850,740

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,785,123
Additional paid-in capital	7,089,537,009

7,101,322,132
Distributions in excess of net investment income	(28,845,403)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(365,159,850)
Net unrealized appreciation (depreciation) on investments	299,533,952
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(91)

Net assets	$7,006,850,740

Investor Class
Net assets applicable to outstanding shares	$292,593,854

Shares of beneficial interest outstanding	48,799,789

Net asset value per share outstanding	$6.00
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.28

Class A
Net assets applicable to outstanding shares	$3,675,974,247

Shares of beneficial interest outstanding	618,196,250

Net asset value per share outstanding	$5.95
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.23

Class B
Net assets applicable to outstanding shares	$238,421,824

Shares of beneficial interest outstanding	40,279,706

Net asset value and offering price per share outstanding	$5.92

Class C
Net assets applicable to outstanding shares	$740,792,098

Shares of beneficial interest outstanding	125,114,775

Net asset value and offering price per share outstanding	$5.92

Class I
Net assets applicable to outstanding shares	$2,048,166,884

Shares of beneficial interest outstanding	344,289,450

Net asset value and offering price per share outstanding	$5.95

Class R2
Net assets applicable to outstanding shares	$10,901,833

Shares of beneficial interest outstanding	1,832,355

Net asset value and offering price per share outstanding	$5.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$253,483,542
Dividends (a)	1,585,364

Total income	255,068,906

Expenses
Manager (See Note 3)	18,494,644
Distribution/Service—Investor Class (See Note 3)	357,274
Distribution/Service—Class A (See Note 3)	4,371,611
Distribution/Service—Class B (See Note 3)	1,255,975
Distribution/Service—Class C (See Note 3)	3,435,620
Distribution/Service—Class R2 (See Note 3)	12,315
Transfer agent (See Note 3)	5,044,931
Shareholder communication	584,986
Professional fees	218,791
Registration	105,290
Trustees	95,050
Custodian	27,879
Shareholder service (See Note 3)	4,926
Miscellaneous	99,691

Total expenses	34,108,983

Net investment income (loss)	220,959,923

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	27,213,702
Net change in unrealized appreciation (depreciation) on:
Investments	117,491,578
Translation of other assets and liabilities in foreign currencies	19

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	117,491,597

Net realized and unrealized gain (loss) on investments and foreign currency transactions	144,705,299

Net increase (decrease) in net assets resulting from operations	$365,665,222

(a)	Dividends recorded net of foreign withholding taxes in the amount of $51,141.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$220,959,923	$445,295,269
Net realized gain (loss) on investments and foreign currency transactions	27,213,702	195,223,410
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	117,491,597	(278,420,151)

Net increase (decrease) in net assets resulting from operations	365,665,222	362,098,528

Dividends to shareholders:
From net investment income:
Investor Class	(10,165,314)	(19,786,004)
Class A	(126,245,945)	(240,811,722)
Class B	(8,057,740)	(20,335,389)
Class C	(22,249,422)	(42,822,088)
Class I	(70,920,775)	(137,624,961)
Class R2	(353,508)	(729,452)

Total dividends to shareholders	(237,992,704)	(462,109,616)

Capital share transactions:
Net proceeds from sale of shares	1,379,023,351	2,014,794,074
Net asset value of shares issued to shareholders in reinvestment of dividends	178,812,583	335,298,083
Cost of shares redeemed	(1,026,453,093)	(2,413,537,264)

Increase (decrease) in net assets derived from capital share transactions	531,382,841	(63,445,107)

Net increase (decrease) in net assets	659,055,359	(163,456,195)

Net Assets
Beginning of period	6,347,795,381	6,511,251,576

End of period	$7,006,850,740	$6,347,795,381

Distributions in excess of net investment income at end of period	$(28,845,403)	$(11,812,622)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$5.88		$5.97	$5.60	$4.63	$5.97

Net investment income (loss) (a)	0.20		0.41	0.41	0.40	0.28
Net realized and unrealized gain (loss) on investments	0.13		(0.08)	0.38	1.01	(1.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.33		0.33	0.79	1.41	(1.05)

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.41)	(0.41)	(0.28)
Return of capital	—		—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.42)	(0.44)	(0.29)

Redemption fee (a)(b)	—		—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.00		$5.88	$5.97	$5.60	$4.63

Total investment return (c)	5.72	%(d)	5.69%	14.73%	32.60%	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.65	%††	6.80%	7.03%	8.18%	7.31	% ††
Net expenses	1.04	%††	1.05%	1.08%	1.15%	1.16	% ††
Portfolio turnover rate	13%		45%	41%	41%	29%
Net assets at end of period (in 000’s)	$292,594		$285,656	$282,489	$265,507	$201,850

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$5.84		$5.92	$5.56	$4.60	$6.35	$6.33

Net investment income (loss) (a)	0.20		0.41	0.40	0.40	0.43	0.45
Net realized and unrealized gain (loss) on investments	0.12		(0.07)	0.39	1.00	(1.74)	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.32		0.34	0.79	1.40	(1.31)	0.46

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.42)	(0.41)	(0.43)	(0.44)
Return of capital	—		—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.21)		(0.42)	(0.43)	(0.44)	(0.44)	(0.44)

Redemption fee (a)(b)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$5.95		$5.84	$5.92	$5.56	$4.60	$6.35

Total investment return (c)	5.60	%(d)	5.94%	14.69%	32.74%	(22.00%)	7.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.71	%††	6.86%	7.07%	8.19%	7.33%	6.95%
Net expenses	0.98	%††	0.99%	1.03%	1.08%	1.07%	1.04%
Portfolio turnover rate	13%		45%	41%	41%	29%	49%
Net assets at end of period (in 000’s)	$3,675,974		$3,355,007	$3,409,419	$3,169,962	$1,835,090	$2,887,965

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$5.81		$5.90	$5.54	$4.57	$6.31	$6.30

Net investment income (loss) (a)	0.17		0.36	0.36	0.36	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.13		(0.08)	0.38	1.00	(1.73)	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.30		0.28	0.74	1.36	(1.35)	0.40

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.37)	(0.36)	(0.38)	(0.39)
Return of capital	—		—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.19)		(0.37)	(0.38)	(0.39)	(0.39)	(0.39)

Redemption fee (a)(b)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$5.92		$5.81	$5.90	$5.54	$4.57	$6.31

Total investment return (c)	5.20	%(d)	4.95%	13.81%	31.57%	(22.47%)	6.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.90	%††	6.05%	6.27%	7.49%	6.53%	6.19%
Net expenses	1.79	%††	1.80%	1.83%	1.91%	1.86%	1.79%
Portfolio turnover rate	13%		45%	41%	41%	29%	49%
Net assets at end of period (in 000’s)	$238,422		$267,752	$375,368	$453,918	$431,398	$811,937

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$5.81		$5.90	$5.54	$4.57	$6.31	$6.30

Net investment income (loss) (a)	0.17		0.36	0.36	0.36	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.13		(0.08)	0.38	1.00	(1.73)	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.30		0.28	0.74	1.36	(1.35)	0.40

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.37)	(0.36)	(0.38)	(0.39)
Return of capital	—		—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.19)		(0.37)	(0.38)	(0.39)	(0.39)	(0.39)

Redemption fee (a)(b)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$5.92		$5.81	$5.90	$5.54	$4.57	$6.31

Total investment return (c)	5.20	%(d)	4.95%	13.81%	31.57%	(22.60%)	6.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.90	%††	6.05%	6.28%	7.29%	6.54%	6.20%
Net expenses	1.79	%††	1.80%	1.83%	1.90%	1.86%	1.79%
Portfolio turnover rate	13%		45%	41%	41%	29%	49%
Net assets at end of period (in 000’s)	$740,792		$654,224	$698,491	$651,209	$276,418	$422,348

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$5.84		$5.92	$5.56	$4.60	$6.35	$6.34

Net investment income (loss) (a)	0.20		0.42	0.42	0.41	0.44	0.47
Net realized and unrealized gain (loss) on investments	0.13		(0.06)	0.38	1.00	(1.73)	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.33		0.36	0.80	1.41	(1.29)	0.47

Less dividends and distributions:
From net investment income	(0.22)		(0.44)	(0.43)	(0.42)	(0.45)	(0.46)
Return of capital	—		—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.22)		(0.44)	(0.44)	(0.45)	(0.46)	(0.46)

Redemption fee (a)(b)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$5.95		$5.84	$5.92	$5.56	$4.60	$6.35

Total investment return (c)	5.72	%(d)	6.19%	14.98%	32.84%	(21.63%)	7.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.96	%††	7.11%	7.34%	8.38%	7.57%	7.26%
Net expenses	0.73	%††	0.74%	0.78%	0.83%	0.87%	0.79%
Portfolio turnover rate	13%		45%	41%	41%	29%	49%
Net assets at end of period (in 000’s)	$2,048,167		$1,775,230	$1,736,365	$1,141,889	$508,239	$440,002

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Class R2
	Six months ended April 30,		Year ended October 31,			May 1, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$5.84		$5.93	$5.56	$4.60	$5.99

Net investment income (loss) (a)	0.19		0.40	0.40	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.13		(0.07)	0.39	1.01	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.32		0.33	0.79	1.40	(1.17)

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.41)	(0.41)	(0.21)
Return of capital	—		—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.42)	(0.44)	(0.22)

Redemption fee (a)(b)	—		—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$5.95		$5.84	$5.93	$5.56	$4.60

Total investment return (c)	5.55	%(d)	5.67%	14.78%	32.31%	(20.13	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.61	%††	6.76%	6.99%	7.59%	7.48	% ††
Net expenses	1.08	%††	1.09%	1.13%	1.18%	1.20	% ††
Portfolio turnover rate	13%		45%	41%	41%	29%
Net assets at end of period (in 000’s)	$10,902		$9,927	$9,120	$6,240	$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are also subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation

32	MainStay High Yield Corporate Bond Fund

date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2012, the Fund held security with a value of $12,799,171 that was valued by a single broker quote and/or deemed to be illiquid.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $50,705,089 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.   The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of April 30, 2012, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between

34	MainStay High Yield Corporate Bond Fund

the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses— at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(L)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(M)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$1,125,923	$1,125,923

Total Fair Value		$1,125,923	$1,125,923

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(437,850)	$(437,850)

Total Change in Unrealized Appreciation (Depreciation)		$(437,850)	$(437,850)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants (2)	14,777	14,777

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the

Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.56% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $18,494,644.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net

36	MainStay High Yield Corporate Bond Fund

assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the six-month period ended April 30, 2012, the Fund incurred shareholder service fees of $4,926.

(C)  Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $70,013 and $545,914, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $2, $2,866, $116,516 and $25,306, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$288,151
Class A	2,466,127
Class B	253,414
Class C	692,362
Class I	1,337,925
Class R2	6,952

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$245	0.0	%‡
Class C	144	0.0	‡
Class I	4,862,526	0.2
Class R2	33,625	0.3

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $388,045,099 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2014 2016 2017	$34,845 84,576 268,624

Total	$388,045

The Fund utilized $184,217,846 of capital loss carryforwards during the year ended October 31, 2011. The Fund had $121,816,333 of capital loss carryforwards that expired during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$462,109,616

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currency:

	Currency			Cost		Value
Canadian Dollar	CAD	2,047	USD	2,164	USD	2,073

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Note 6–Restricted Securities

As of April 30, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		4/30/12 Value	Percent of Net Assets
Adelphia Contingent Value Vehicle Common Stock	4/2/02-5/29/02	15,507,390	$5,770,382		$155,074	0.0	%‡
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/29/01	$61,533,853	0	(a)	6,154	0.0	‡
El Comandante Capital Corp. (Escrow Shares) Corporate Bond (zero coupon), due 12/31/50	10/12/95-1/31/06	$21,941,051	47,550		1,579,756	0.0	‡
ION Media Networks, Inc. Warrant, Second Lien, Expires 12/18/39	12/20/10	1,141	—		12	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1,126	3,435		11	0.0	‡
Lear Corp. (Escrow Shares) Corporate Bond 8.75%, due 12/1/16	11/18/09	$15,444,000	—		23,166	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040		981,244	0.0	‡
Total			$6,713,407		$2,745,417	0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $1,313,815 and $794,517, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,858,134	$22,907,355
Shares issued to shareholders in reinvestment of dividends	1,540,951	9,112,341
Shares redeemed	(3,587,213)	(21,248,236)

Net increase (decrease) in shares outstanding before conversion	1,811,872	10,771,460
Shares converted into Investor Class (See Note 1)	2,313,344	13,711,707
Shares converted from Investor Class (See Note 1)	(3,874,403)	(23,021,661)

Net increase (decrease)	250,813	$1,461,506

Year ended October 31, 2011:
Shares sold	5,111,719	$30,485,632
Shares issued to shareholders in reinvestment of dividends	2,960,375	17,570,516
Shares redeemed	(6,877,828)	(40,945,549)

Net increase (decrease) in shares outstanding before conversion	1,194,266	7,110,599
Shares converted into Investor Class (See Note 1)	4,655,768	27,587,309
Shares converted from Investor Class (See Note 1)	(4,621,430)	(27,538,348)

Net increase (decrease)	1,228,604	$7,159,560

38	MainStay High Yield Corporate Bond Fund

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	96,910,641	$570,667,674
Shares issued to shareholders in reinvestment of dividends	15,938,515	93,525,072
Shares redeemed	(77,827,968)	(457,721,948)

Net increase (decrease) in shares outstanding before conversion	35,021,188	206,470,798
Shares converted into Class A (See Note 1)	8,790,765	51,613,529
Shares converted from Class A (See Note 1)	(552,328)	(3,291,874)

Net increase (decrease)	43,259,625	$254,792,453

Year ended October 31, 2011:
Shares sold	129,893,290	$764,766,017
Shares issued to shareholders in reinvestment of dividends	29,996,636	176,638,500
Shares redeemed	(175,270,496)	(1,034,995,857)

Net increase (decrease) in shares outstanding before conversion	(15,380,570)	(93,591,340)
Shares converted into Class A (See Note 1)	16,072,503	94,830,428
Shares converted from Class A (See Note 1)	(1,567,690)	(9,101,467)

Net increase (decrease)	(875,757)	$(7,862,379)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,460,447	$20,235,335
Shares issued to shareholders in reinvestment of dividends	1,085,538	6,334,063
Shares redeemed	(3,654,051)	(21,386,881)

Net increase (decrease) in shares outstanding before conversion	891,934	5,182,517
Shares converted from Class B (See Note 1)	(6,696,761)	(39,011,701)

Net increase (decrease)	(5,804,827)	$(33,829,184)

Year ended October 31, 2011:
Shares sold	5,252,347	$30,812,825
Shares issued to shareholders in reinvestment of dividends	2,589,027	15,200,236
Shares redeemed	(10,805,068)	(63,567,155)

Net increase (decrease) in shares outstanding before conversion	(2,963,694)	(17,554,094)
Shares converted from Class B (See Note 1)	(14,601,911)	(85,777,922)

Net increase (decrease)	(17,565,605)	$(103,332,016)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	18,918,394	$110,872,504
Shares issued to shareholders in reinvestment of dividends	2,471,915	14,446,580
Shares redeemed	(8,844,158)	(51,734,214)

Net increase (decrease)	12,546,151	$73,584,870

Year ended October 31, 2011:
Shares sold	21,348,773	$125,338,607
Shares issued to shareholders in reinvestment of dividends	4,508,987	26,458,081
Shares redeemed	(31,684,597)	(186,273,101)

Net increase (decrease)	(5,826,837)	$(34,476,413)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	110,602,677	$651,228,964
Shares issued to shareholders in reinvestment of dividends	9,373,828	55,065,753
Shares redeemed	(79,778,548)	(471,727,010)

Net increase (decrease)	40,197,957	$234,567,707

Year ended October 31, 2011:
Shares sold	179,083,112	$1,058,162,353
Shares issued to shareholders in reinvestment of dividends	16,764,265	98,762,713
Shares redeemed	(184,918,979)	(1,082,826,471)

Net increase (decrease)	10,928,398	$74,098,595

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	528,027	$3,111,519
Shares issued to shareholders in reinvestment of dividends	56,015	328,774
Shares redeemed	(451,525)	(2,634,804)

Net increase (decrease)	132,517	$805,489

Year ended October 31, 2011:
Shares sold	883,838	$5,228,640
Shares issued to shareholders in reinvestment of dividends	113,297	668,037
Shares redeemed	(836,240)	(4,929,131)

Net increase (decrease)	160,895	$967,546

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. On April 4, 2012, the Board approved the addition of Class R1 shares on the Fund with an expected launch date of June 29, 2012.

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund , and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers , including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

40	MainStay High Yield Corporate Bond Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

42	MainStay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	43

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-26614 MS119-12	MSHY10-06/12 NL008

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.22% 8.17	–3.23 2.40%	1.60 2.75%	3.80 4.39%	1.40 1.40%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.39 8.35	–2.96 2.69	1.82 2.97	3.92 4.51	1.08 1.08
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.73 7.73	–3.33 1.60	1.65 1.98	3.62 3.62	2.15 2.15
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.80 7.80	0.67 1.66	1.98 1.98	3.61 3.61	2.15 2.15
Class I Shares[4]	No Sales Charge		8.50	2.93	3.29	4.92	0.83

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[5]	7.54%	–4.63%	–1.78%	4.96%
Russell 1000® Index[6]	12.89	4.11	1.23	5.09
Income Builder Composite Index[7]	5.03	1.71	2.76	5.74
Barclays U.S. Aggregate Bond Index[8]	2.44	7.54	6.37	5.71
Average Lipper Mixed-Asset Target Allocation Growth Fund[9]	7.89	0.00	1.41	4.80

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Income Builder Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. Returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,081.70	$7.19	$1,018.00	$6.97

Class A Shares	$1,000.00	$1,083.50	$5.49	$1,019.60	$5.32

Class B Shares	$1,000.00	$1,077.30	$11.05	$1,014.20	$10.72

Class C Shares	$1,000.00	$1,078.00	$11.06	$1,014.20	$10.72

Class I Shares	$1,000.00	$1,085.00	$4.20	$1,020.80	$4.07

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.39% for Investor Class, 1.06% for Class A, 2.14% for Class B and Class C and 0.81% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	United States Treasury Bonds, 3.75%–4.375%, due 5/15/40–8/15/41

2.	MGM Resorts International, 4.25%–10.375%, due 5/15/14–2/1/19

3.	Imperial Tobacco Group PLC
4.	Linn Energy LLC / Linn Energy Finance Corp., 8.625%, due 4/15/20

5.	BCE, Inc.
6.	Vodafone Group PLC

7.	Pearson PLC

8.	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16

9.	USG Corp., 6.30%–9.75%, due 11/15/16–1/15/18

10.	Anheuser-Busch InBev N.V.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Income Builder Fund returned 8.17% for Investor Class shares, 8.35% for Class A shares, 7.73% for Class B shares and 7.80% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 8.50%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 7.89% return of the average Lipper1 mixed-asset target allocation growth fund for the same period. All share classes outperformed the 7.54% return of the MSCI World Index2 for the six months ended April 30, 2012. The MSCI World Index is the Fund’s broad-based securities-market index. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,3 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, increased the Fund’s exposure to equity futures to raise the Fund’s overall equity sensitivity. This position in derivatives had a positive impact on the Fund’s overall performance during the reporting period.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The relative performance of the equity portion of the Fund was affected by the stock market’s sharp rise after hitting a low point in early October 2011. Such rebounds are often characterized by an increase in price-to-earnings ratios and rebounds in the weakest companies. While the Fund participated in the rally and provided strong absolute returns during the reporting period, its focus on companies that pay dividends, buy back shares and pay down debt did not keep pace with the broader market in an environment of increased risk-taking.

In the equity portion of the Fund, which sectors were the strongest contributors to the Fund’s relative performance and which sectors detracted the most?

In the equity portion of the Fund, the strongest contributor to performance relative to the MSCI World Index was the consumer staples sector, largely because of stock selection. (Contributions take weightings and total returns into account.) The materials and energy sectors also contributed positively to the Fund’s relative results.

During the reporting period, the largest detractor from relative performance in the equity portion of the Fund was the telecommunication services sector. The equity portion of the Fund had a much larger-than-benchmark exposure to telecommunication companies because of their shareholder yield characteristics. This positioning hurt the Fund’s relative performance during the reporting period. The industrials and information technology sectors also detracted from relative performance in the equity portion of the Fund, primarily because of stock selection.

During the reporting period, which individual stocks made the strongest contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

On an absolute basis, Anheuser-Busch InBev contributed the most to the absolute performance of the equity portion of the Fund. The global brewing company reported continued growth in revenues and margins, partly because of the globalization of the Budweiser brand. Company executives achieved significant debt reduction targets set in 2008, which increased free cash flow and supported dividend growth. Tobacco companies Philip Morris International, Lorillard and Altria Group also made strong contributions to the Fund’s absolute performance during the reporting period.

The greatest detractors from absolute performance in the equity portion of the Fund were bus and train operator FirstGroup and French telecommunications companies France Telecom and Vivendi. FirstGroup said that its cash flow would be lower than expected because of high fuel prices, cuts in government subsidies and difficulty in raising prices to offset these costs and cuts. Despite these setbacks, the company began accelerating its restructuring as a result of asset sales and its dividend-growth commitment. France Telecom and Vivendi lost subscribers because of aggressive pricing from a new competitor. The resulting lower revenues came at a time when wireless providers were increasing spending to build faster networks and buy additional spectrum.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.
3.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	9

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund made several purchases during the reporting period, including stock exchange company NYSE Euronext, European broadcaster ProSiebenSat.1 Media, electric power utility and energy wholesaler PPL, and global health company Sanofi.

We purchased shares of NYSE Euronext for the equity portion of the Fund after Deutche Boerse failed in its attempt to acquire the company. NYSE Euronext has a track record of providing attractive dividend yield, growing cash flow from a diversified set of non-credit financial-related businesses and has made occasional share repurchases.

ProSiebenSat.1 Media gets most of its revenues from Germany and Scandinavia. Annual revenues of more than 3 billion euros were supported by the company’s diversified and growing asset base. Asset sales in 2011 strengthened ProSiebenSat.1’s balance sheet, and the company had a dividend yield of more than 6% at the end of the reporting period.

PPL has utility and energy operations in the northeastern and western United States. As of the reporting period, the company provided a 5% cash yield and an operating-cash-flow growth rate in the mid to high single digits. This has been supported by growth in the company’s regulated rate base.

Sanofi was added to the equity portion of the Fund after the company’s management raised its dividend and established goals to increase its payout ratio from 35% to 50%.

The Fund exited several positions during the reporting period, including gas utility Williams Partners because of concerns that the company’s planned acquisition of a subsidiary of Caiman Energy could compromise cash flows.

The Fund’s position in Spanish telecommunication services company Telefonica was sold because of management’s decision to pay less cash and issue new stock to meet the promised dividend level. These factors, along with operational issues in Europe and potential political challenges in Latin America, reduced our confidence that the Fund could capture shareholder yield from the company.

The Fund sold its position in oil, gas & consumable fuels company Chevron, which encountered difficulties in Brazil after an oil leak from one of its platforms led to financial penalties against the company that could potentially increase. We are waiting for a resolution and any impact the oil spill may have on Chevron’s dividend policy before we revisit an otherwise strong investment.

How did the Fund’s equity sector weightings change during the reporting period?

The equity portion of the Fund is managed from the bottom up, with decisions on individual companies ultimately determining sector weights. During the reporting period, the equity portion of the Fund’s exposure to telecommunication services was reduced. There was also a small decrease in the Fund’s exposure to the energy and information technology sectors. During the reporting period, there was a small increase in the Fund’s exposure to the consumer staples sector.

How was the equity portion of the Fund positioned at the end of April 2012?

As of April 30, 2012, the most significant sector weighting variations from the MSCI World Index in the equity portion of the Fund were an underweight position in financials and an overweight position in telecommunication services. Although bank dividends have recently increased, we believe that the ability of many banks to grow cash flow has been permanently diminished. We also believe that there is a low level of transparency in how those cash flows are generated. Many telecommunications companies, on the other hand, provide sustainable and growing dividends and frequently buy back shares based on reliable cash flows. As of April 30, 2012, the equity portion of the Fund also had substantially overweight positions relative to the MSCI World Index positions in utilities and consumer staples companies and a lower-than-benchmark exposure to the information technology sector.

The equity portion of the Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt paydowns.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Bar- clays U.S. Aggregate Bond Index during the reporting period, primarily because it held an overweight position in spread4 product, specifically high-yield corporate bonds and convertible securities. Risk assets performed well during the reporting per- iod, in large part because of the accommodative monetary policies of the world’s central banks. In December 2011 and February 2012, the European Central Bank used Long-Term Refinancing Operations (LTROs) to help recapitalize the Euro- pean banking system, provide necessary liquidity and help prevent the credit markets from freezing. In our opinion, these measures were among the most important catalysts for the rally

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Income Builder Fund

in risk assets. In the fixed-income portion of the Fund, overweight positions in high-yield corporate bonds and convertible securities proved prudent when many investors were willing to assume higher risk. In the fixed-income portion of the Fund, the most substantially overweight sector relative to the Barclay’s U.S. Aggregate Bond Index was high-yield corporate bonds. Within this sector, holdings in segments that are more cyclical—such as financials, gaming and housing—were among the better performers.

As investors sought incremental yield and return, assets that were less risky, such as U.S. Treasurys and agency mortgage-backed securities, provided lower returns. Fortunately, the fixed-income portion of the Fund was underweight relative to the Barclays U.S. Aggregate Bond Index in both of these sectors, which strengthened relative performance during the reporting period.

During the reporting period, what was the duration5 strategy of the fixed-income portion of the Fund?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasurys, so they have a lower sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

During the reporting period, there were many macro factors to consider, and the fixed-income portion of the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the positioning of the Fund, other than to increase its equity sensitivity. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, coupled with improving economic data, to be positive signs for spread product such as high-yield corporate bonds. For this reason, we maintained a higher risk profile than the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

Within the fixed-income portion of the Fund, our positioning in higher-beta6 securities such as high-yield corporate bonds and convertible securities was the driving force behind outperformance of the Barclays U.S. Aggregate Bond Index. Within high-yield corporate bonds, the Fund’s financials and gaming securities were the best performers.

Unfortunately, not all of the Fund’s high-yield securities were strong performers. Within the high-yield asset class, utilities and coal producers were particularly weak. Coal came under pressure when the winter months were unseasonably mild.

With an overweight position in high-yield corporate bonds came an underweight position relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasurys and agency mortgage-backed securities. The relative underweight in these sectors contributed positively to performance in the fixed-income portion of the Fund during the reporting period, as investors continued their search for higher yield and were willing to assume higher risk to pursue it.

Although the fixed-income portion of the Fund was underweight relative to the Barclays U.S. Aggregate Bond Index in invest- ment-grade corporate bonds (largely because of the substantially overweight position in non-investment-grade bonds) credit selection contributed positively to the Fund’s performance during the reporting period.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	11

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

As previously stated, we increased exposure to equity futures during the reporting period to raise the equity sensitivity of the Fund.

How did sector weightings change in the fixed-income portion of the Fund’s during the reporting period?

During the reporting period, the fixed-income portion of the Fund increased exposure to high-yield corporate bonds and decreased exposure to bank debt. In general terms, the fixed-income portion of the Fund continued to be overweight beta relative to the Barclays U.S. Aggregate Bond Index.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2012, the fixed-income portion of the Fund was significantly overweight in high-yield corporate bonds and convertible securities and more modestly overweight in bank debt and non-dollar bonds relative to the Barclays U.S. Aggregate Bond Index. On the same date, the fixed-income portion of the Fund was underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasurys, agency debentures and agency mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 43.0%† Asset-Backed Securities 2.3%
Home Equity 2.1%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$186,411	$185,371
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.299%, due 10/25/36 (a)(b)	618,223	404,429
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.33%, due 4/25/32 (a)	241,287	248,426
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)	56,272	56,051
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	157,760	158,380
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)	289,683	287,056
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.309%, due 5/25/37 (a)(b)	1,916,623	1,562,454
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.94%, due 2/25/34 (a)	485,496	463,204
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)	359,766	361,520
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	463,560	451,002
GSAA Home Equity Trust Series 2006-14, Class A1 0.289%, due 9/25/36 (a)(b)	7,219,494	2,985,362
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.339%, due 4/25/37 (a)(b)	534,586	394,353
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.339%, due 3/25/47 (a)(b)	1,455,910	992,433
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.289%, due 11/25/36 (a)(b)	946,399	313,131
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.349%, due 3/25/37 (a)(b)	4,784,854	2,624,679

	Principal Amount	Value

Home Equity (continued)
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33	$213,895	$218,079
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)	149,204	146,684
Residential Asset Securities Corp. Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (a)(b)	136,758	140,388
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)	96,707	87,231
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.349%, due 1/25/37 (a)(b)	2,131,585	1,096,519
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.349%, due 9/25/37 (a)(b)	1,495,472	1,161,850
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	146,893	141,246

		14,479,848

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.811%, due 5/25/29 (b)	1,371,084	1,251,312

Total Asset-Backed Securities (Cost $18,616,535)		15,731,160

Convertible Bonds 6.6%
Aerospace & Defense 0.2%
L-3 Communications Corp. 3.00%, due 8/1/35	1,326,000	1,309,425

Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (c)	729,000	685,260

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	1,390,000	1,105,050

Biotechnology 0.1%
Gilead Sciences, Inc. 1.00%, due 5/1/14	635,000	806,450

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Coal 0.3%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	$697,000	$639,498
Peabody Energy Corp. 4.75%, due 12/15/66	1,143,000	1,095,851

		1,735,349

Computers 0.5%
EMC Corp. 1.75%, due 12/1/13	1,051,000	1,873,407
Mentor Graphics Corp. 4.00%, due 4/1/31	747,000	799,290
NetApp, Inc. 1.75%, due 6/1/13	221,000	287,024
SanDisk Corp. 1.50%, due 8/15/17	603,000	627,874

		3,587,595

Distribution & Wholesale 0.3%
WESCO International, Inc. 6.00%, due 9/15/29	769,000	1,889,818

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	1,356,000	1,427,190

Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	1,726,000	2,051,782

Internet 0.3%
Symantec Corp. Series B 1.00%, due 6/15/13	1,134,000	1,211,963
VeriSign, Inc. 3.25%, due 8/15/37	536,000	718,910

		1,930,873

Iron & Steel 0.6%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	1,951,000	2,470,454
ArcelorMittal 5.00%, due 5/15/14	975,000	1,033,500
Steel Dynamics, Inc. 5.125%, due 6/15/14	71,000	77,035
United States Steel Corp. 4.00%, due 5/15/14	286,000	331,760

		3,912,749

	Principal Amount	Value

Lodging 0.1%
♦MGM Resorts International 4.25%, due 4/15/15	$717,000	$760,916

Mining 0.4%
Newmont Mining Corp. 1.25%, due 7/15/14	2,247,000	2,761,001

Miscellaneous—Manufacturing 0.4%
Danaher Corp. (zero coupon), due 1/22/21	1,694,000	2,678,637

Oil & Gas 0.2%
SM Energy Co. 3.50%, due 4/1/27	1,264,000	1,537,340

Pharmaceuticals 0.4%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	423,000	766,687
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (c)	301,000	307,396
2.75%, due 5/15/15	547,000	701,528
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	995,000	1,084,550

		2,860,161

Real Estate Investment Trusts 0.2%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	1,305,000	1,531,744

Retail 0.3%
Costco Wholesale Corp. (zero coupon), due 8/19/17	926,000	1,858,945

Semiconductors 0.7%
Intel Corp. 3.25%, due 8/1/39 (c)	1,131,000	1,587,641
Microchip Technology, Inc. 2.125%, due 12/15/37	667,000	880,440
ON Semiconductor Corp. 2.625%, due 12/15/26	345,000	373,894
Series B 2.625%, due 12/15/26	968,000	1,095,050
Xilinx, Inc. 2.625%, due 6/15/17	297,000	399,836

		4,336,861

Software 0.2%
SYNNEX Corp. 4.00%, due 5/15/18	1,121,000	1,531,566

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Telecommunications 0.6%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	$918,000	$911,115
Ciena Corp. 4.00%, due 3/15/15 (c)	594,000	648,945
SBA Communications Corp. 1.875%, due 5/1/13	922,000	1,214,735
4.00%, due 10/1/14	699,000	1,283,539

		4,058,334

Total Convertible Bonds (Cost $41,526,405)		44,357,046

Corporate Bonds 24.1%
Aerospace & Defense 0.3%
BE Aerospace, Inc. 6.875%, due 10/1/20	1,805,000	1,999,038

Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	317,679

Airlines 2.0%
Continental Airlines, Inc. Series A 7.25%, due 5/10/21	2,066,895	2,304,588
7.875%, due 1/2/20	1,586,208	1,586,208
Delta Air Lines, Inc. 12.25%, due 3/15/15 (c)	4,605,000	5,007,938
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	1,403,164	1,445,259
U.S. Airways, Inc. Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	1,845,000	1,849,244
UAL 2009-1 Pass Through Trust 10.40%, due 5/1/18	1,278,481	1,459,130

		13,652,367

Auto Manufacturers 0.3%
Ford Motor Co. 6.625%, due 10/1/28	1,500,000	1,705,490
8.90%, due 1/15/32	215,000	276,275

		1,981,765

Auto Parts & Equipment 0.2%
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,200,000	1,269,000

	Principal Amount	Value

Banks 1.4%
AgriBank FCB 9.125%, due 7/15/19	$300,000	$385,453
Bank of America Corp. 5.625%, due 7/1/20	1,200,000	1,240,325
6.50%, due 8/1/16	135,000	147,598
7.625%, due 6/1/19	1,015,000	1,169,841
8.00%, due 12/31/49 (b)	1,500,000	1,547,565
CIT Group, Inc. 7.00%, due 5/2/16 (c)	800,000	802,000
7.00%, due 5/2/17 (c)	650,000	651,625
Citigroup, Inc. 8.50%, due 5/22/19	100,000	124,248
Fifth Third Bancorp 6.25%, due 5/1/13	255,000	268,201
JPMorgan Chase & Co. 7.90%, due 4/29/49 (b)	1,500,000	1,643,460
Wells Fargo & Co. 7.98%, due 12/31/49 (b)	1,200,000	1,302,000

		9,282,316

Building Materials 1.1%
Boise Cascade LLC 7.125%, due 10/15/14	1,255,000	1,255,000
♦USG Corp. 6.30%, due 11/15/16	4,695,000	4,483,725
9.75%, due 1/15/18	1,330,000	1,359,925

		7,098,650

Chemicals 0.3%
Dow Chemical Co. (The) 4.125%, due 11/15/21	1,605,000	1,672,962
8.55%, due 5/15/19	225,000	298,352
Huntsman International LLC 5.50%, due 6/30/16	80,000	80,100
Solutia, Inc. 8.75%, due 11/1/17	105,000	118,650

		2,170,064

Coal 0.2%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	1,100,000	1,028,500
6.25%, due 6/1/21	180,000	167,850
Arch Western Finance LLC 6.75%, due 7/1/13	118,000	118,000

		1,314,350

Commercial Services 0.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.625%, due 5/15/14	509,000	509,641
Hertz Corp. (The) 7.375%, due 1/15/21	700,000	752,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 11/15/49 (c)(d)(e)(f)	$110,000	$1,760
ServiceMaster Co. (The) 10.75%, due 7/15/15 (b)(c)	95,425	99,601
United Rentals North America, Inc.
8.375%, due 9/15/20	1,450,000	1,526,125
9.25%, due 12/15/19	235,000	262,025

		3,151,652

Computers 0.1%
SunGard Data Systems, Inc.
7.375%, due 11/15/18	200,000	213,500
7.625%, due 11/15/20	200,000	213,250

		426,750

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	214,638
GE Capital Trust II 5.50%, due 9/15/67 (b) €	€640,000	722,211
General Electric Capital Corp. 6.50%, due 9/15/67 (b)	£760,000	1,159,399

		2,096,248

Electric 0.7%
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (c)	$305,000	336,094
CMS Energy Corp.
5.05%, due 3/15/22	735,000	748,158
6.25%, due 2/1/20	195,000	214,880
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	1,563,000	1,725,161
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)	1,554,717	1,605,323

		4,629,616

Entertainment 0.3%
Cinemark USA, Inc. 8.625%, due 6/15/19	140,000	155,575
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	240,000	239,400
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (c)	1,370,000	1,178,200
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	120,000	131,400
Shingle Springs Tribal Gaming Authority 9.375%, due 6/15/15 (c)	400,000	291,000
Tunica-Biloxi Gaming Authority 9.00%, due 11/15/15 (c)	123,000	120,848

		2,116,423

	Principal Amount	Value

Environmental Controls 0.2%
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18	$1,400,000	$1,452,500

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	2,400,000	2,208,000
SLM Corp. 6.25%, due 1/25/16	1,700,000	1,751,000
Springleaf Finance Corp. 6.90%, due 12/15/17	1,765,000	1,440,681

		5,399,681

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,600,000	1,634,400

Finance—Other Services 0.3%
Hexion U.S. Finance Corp. 6.625%, due 4/15/20 (c)	1,735,000	1,813,075
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 9.25%, due 4/1/15	350,000	358,750

		2,171,825

Food 0.7%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	945,000	956,812
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (c)	2,000,000	2,130,000
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,500,000	1,683,750

		4,770,562

Forest Products & Paper 0.4%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,400,000	1,543,500
Clearwater Paper Corp. 10.625%, due 6/15/16	155,000	174,375
Monaco SpinCo Inc 6.75%, due 4/30/20 (c)	675,000	698,625

		2,416,500

Health Care—Products 0.3%
Bausch & Lomb, Inc. 9.875%, due 11/1/15	560,000	589,400
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (c)	1,300,000	1,340,625

		1,930,025

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services 0.3%
CIGNA Corp. 4.375%, due 12/15/20	$270,000	$286,711
HCA, Inc. 8.00%, due 10/1/18	1,825,000	2,032,594

		2,319,305

Home Builders 1.7%
Beazer Homes USA, Inc. 6.875%, due 7/15/15	1,825,000	1,669,875
♦K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	6,530,000	5,877,000
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,704,083
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19 (c)	1,300,000	1,355,250

		11,606,208

Household Products & Wares 0.0%‡
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 9.875%, due 8/15/19 (c)	260,000	271,050
Yankee Acquisition Corp. 8.50%, due 2/15/15	9,000	9,225

		280,275

Insurance 3.0%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	3,790,000	3,704,725
American International Group, Inc. 4.875%, due 3/15/67 (b)	€1,300,000	1,273,400
Series A2 5.75%, due 3/15/67 (b)	£700,000	870,199
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	$4,100,000	3,985,749
Hartford Life, Inc. 7.65%, due 6/15/27	355,000	412,452
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (c)	1,760,000	1,724,800
10.75%, due 6/15/88 (b)(c)	750,000	1,020,000
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,075,567
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	3,700,000	3,875,750
Teachers Insurance & Annuity Association of America 6.85%, due 12/16/39 (c)	300,000	375,785

		20,318,427

	Principal Amount	Value

Leisure Time 0.0%‡
Travelport LLC 9.875%, due 9/1/14	$400,000	$267,000

Lodging 1.9%
Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	1,800,000	1,356,750
Harrah’s Operating Co., Inc. 11.25%, due 6/1/17	240,000	265,200
♦MGM Resorts International
7.50%, due 6/1/16	8,530,000	8,871,200
8.625%, due 2/1/19 (c)	80,000	86,900
10.375%, due 5/15/14	40,000	45,600
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
7.75%, due 8/15/20	1,500,000	1,657,500
7.875%, due 11/1/17	240,000	263,100

		12,546,250

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	1,800,000	1,885,500

Machinery—Diversified 0.0%‡
Manitowoc Co., Inc. (The) 7.125%, due 11/1/13	240,000	240,900

Media 1.2%
Cequel Communications Holdings I LLC / Cequel Capital Corp. 8.625%, due 11/15/17 (c)	3,625,000	3,915,000
Clear Channel Communications, Inc.
5.50%, due 12/15/16	335,000	187,600
6.875%, due 6/15/18	2,070,000	1,138,500
DISH DBS Corp. 7.125%, due 2/1/16	1,400,000	1,550,500
Mediacom Broadband LLC 8.50%, due 10/15/15	300,000	309,000
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	184,099
Nielsen Finance LLC 11.50%, due 5/1/16	140,000	161,700
Time Warner Cable, Inc. 8.25%, due 2/14/14	340,000	382,661
Time Warner, Inc. 7.70%, due 5/1/32	300,000	393,046

		8,222,106

Mining 0.2%
Century Aluminum Co. 8.00%, due 5/15/14	1,313,000	1,339,260

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.6%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	$3,500,000	$3,762,500

Office & Business Equipment 0.1%
Xerox Corp. 4.25%, due 2/15/15	300,000	319,708

Oil & Gas 1.6%
♦Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,762,575
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,087,889
Pemex Project Funding Master Trust 6.625%, due 6/15/35	110,000	128,975
Plains Exploration & Production Co. 6.125%, due 6/15/19	1,700,000	1,717,000
Samson Investment Co. 9.75%, due 2/15/20 (c)	1,270,000	1,325,562

		11,022,001

Oil & Gas Services 0.6%
Basic Energy Services, Inc. 7.125%, due 4/15/16	1,730,000	1,755,950
Geokinetics Holdings USA, Inc. 9.75%, due 12/15/14	1,040,000	780,000
Hornbeck Offshore Services, Inc. 5.875%, due 4/1/20 (c)	1,700,000	1,695,750

		4,231,700

Packaging & Containers 0.0%‡
Solo Cup Co. 10.50%, due 11/1/13	165,000	167,475

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	2,250,000	2,328,275
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.25%, due 6/15/22	140,000	147,350
ONEOK, Inc. 6.00%, due 6/15/35	350,000	382,950

		2,858,575

Real Estate 0.0%‡
ProLogis, L.P. 7.375%, due 10/30/19	195,000	233,541

Real Estate Investment Trusts 0.1%
Health Care REIT, Inc. 4.70%, due 9/15/17	290,000	307,158

	Principal Amount	Value

Retail 0.1%
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)	$260,525	$285,442
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	423,571

		709,013

Semiconductors 0.3%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	1,600,000	1,754,000

Software 0.5%
First Data Corp.
7.375%, due 6/15/19 (c)	2,535,000	2,592,037
8.875%, due 8/15/20 (c)	635,000	690,563

		3,282,600

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 6.875%, due 5/1/15	300,000	304,500

Telecommunications 0.5%
CommScope, Inc. 8.25%, due 1/15/19 (c)	1,975,000	2,108,312
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,200,000	1,300,500

		3,408,812

Total Corporate Bonds (Cost $153,154,657)		162,668,225

Foreign Bonds 0.5%
Banks 0.3%
EGG Banking PLC 7.50%, due 5/29/49 (b)	£1,035,000	1,612,513

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (b)	€1,250,000	1,585,711

Total Foreign Bonds (Cost $3,297,090)		3,198,224

Foreign Government Bonds 0.5%
Foreign Sovereign 0.5%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	3,420,000	2,829,410
Republic of Panama 9.375%, due 4/1/29	$260,000	425,100

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Government Bonds (continued)
Foreign Sovereign (continued)
Republic of Venezuela 6.00%, due 12/9/20	$309,000	$237,930

Total Foreign Government Bonds (Cost $2,750,530)		3,492,440

Loan Assignments & Participations 1.5% (g)
Airlines 0.3%
U.S. Airways Group, Inc. Term Loan 2.74%, due 3/21/14	1,944,444	1,846,615

Automobile 0.4%
Allison Transmission, Inc. Term Loan B2 3.74%, due 8/30/17	2,883,328	2,872,965

Containers, Packaging & Glass 0.2%
Reynolds Group Holdings, Inc. Tranche B Term Loan 6.50%, due 2/9/18	1,175,186	1,190,244

Media 0.2%
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.89%, due 1/29/16	1,964,135	1,540,210

Telecommunications 0.4%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	2,475,000	2,486,343

Total Loan Assignments & Participations (Cost $10,028,782)		9,936,377

Mortgage-Backed Securities 1.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.818%, due 4/10/49 (h)	400,000	453,992
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.469%, due 12/25/36 (b)(c)(d)	300,286	204,936

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class AAB 5.877%, due 9/11/38 (h)	$207,277	$219,228
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (h)	400,000	458,401
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.276%, due 12/10/49 (h)	200,000	231,668
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.40%, due 7/15/44 (h)	1,000,000	1,078,451
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	472,474	496,317
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	996,600
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	546,659
Series 2007-CB20, Class A3 5.819%, due 2/12/51	500,000	527,852
Series 2007-LD12, Class A3 6.181%, due 2/15/51 (h)	500,000	534,823
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	563,144
Series 2007-C6, Class AAB 5.855%, due 7/15/40	500,000	538,736
Series 2007-C6, Class A3 5.933%, due 7/15/40	500,000	545,641
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 6.128%, due 8/12/49 (h)	440,492	462,985
Morgan Stanley Capital I
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (b)	500,000	536,424
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (b)	500,000	541,765
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.64%, due 2/25/42 (b)(c)(d)(e)	698,962	559,169
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	280,000	312,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	$500,000	$501,787
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.272%, due 11/25/36 (h)	856,114	599,563

Total Mortgage-Backed Securities (Cost $10,252,479)		10,911,082

U.S. Government & Federal Agencies 1.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
6.50%, due 11/1/16	21,145	23,520
6.50%, due 2/1/27	272	310
6.50%, due 5/1/29	37,662	43,296
6.50%, due 6/1/29	39,454	45,368
6.50%, due 7/1/29	75,695	87,016
6.50%, due 8/1/29	35,167	40,427
6.50%, due 9/1/29	2,829	3,252
6.50%, due 6/1/32	14,333	16,405
6.50%, due 1/1/37	13,026	14,697
7.00%, due 3/1/26	337	399
7.00%, due 9/1/26	11,787	13,989
7.00%, due 10/1/26	11	11
7.00%, due 7/1/32	36,517	43,407
7.50%, due 1/1/16	2,834	3,040
7.50%, due 5/1/32	16,496	20,159
8.00%, due 11/1/12	37	38

		355,334

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	12,199	13,145
4.50%, due 3/1/21	24,037	25,901
6.00%, due 4/1/19	3,161	3,497
7.00%, due 10/1/37	3,981	4,614
7.00%, due 11/1/37	37,112	43,011
7.50%, due 10/1/15	19,161	20,617

		110,785

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	21,278	23,601
5.50%, due 9/15/35	47,103	52,703
6.50%, due 4/15/29	165	193
6.50%, due 5/15/29	461	539
6.50%, due 8/15/29	29	34
6.50%, due 10/15/31	7,388	8,616
7.00%, due 9/15/23	1,941	2,240

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
7.00%, due 7/15/25	$1,964	$2,292
7.00%, due 12/15/25	4,538	5,296
7.00%, due 11/15/27	14,558	17,222
7.00%, due 12/15/27	65,297	77,250
7.00%, due 6/15/28	4,769	5,679
7.50%, due 3/15/26	8,986	9,456
7.50%, due 6/15/26	518	621
7.50%, due 10/15/30	29,064	33,772
8.00%, due 8/15/26	1,991	2,063
8.00%, due 9/15/26	155	158
8.00%, due 10/15/26	13,670	16,571
8.50%, due 11/15/26	23,552	24,302

		282,608

♦United States Treasury Bonds 1.6%
3.75%, due 8/15/41	9,190,000	10,376,080
4.375%, due 5/15/40	475,000	595,457

		10,971,537

United States Treasury Notes 0.1%
1.25%, due 3/15/14	235,000	239,360
3.625%, due 8/15/19	385,000	445,668

		685,028

Total U.S. Government & Federal Agencies (Cost $12,537,474)		12,405,292

Yankee Bonds 4.1% (i)
Agriculture 0.2%
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	1,700,000	1,602,250

Banks 0.1%
HSBC Holdings PLC 5.10%, due 4/5/21	115,000	126,631
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	500,000	511,408
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	275,000	283,778

		921,817

Building Materials 0.5%
Desarrolladora Homex SAB de C.V. 9.50%, due 12/11/19 (c)	1,650,000	1,703,625
Urbi Urbanos SAB de C.V. 9.50%, due 1/21/20 (c)	1,700,000	1,757,375

		3,461,000

Diversified Financial Services 0.1%
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	400,000	383,529

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Electric 0.0%‡
TransAlta Corp. 5.75%, due 12/15/13	$280,000	$297,205

Food 0.4%
Grupo Bimbo SAB de C.V. 4.50%, due 1/25/22 (c)	1,640,000	1,703,443
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	675,000	660,420

		2,363,863

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (c)	215,000	265,517

Insurance 0.4%
Oil Insurance, Ltd. 3.452%, due 12/29/49 (b)(c)	1,320,000	1,263,174
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (b)(c)	1,350,000	1,241,532

		2,504,706

Internet 0.0%‡
UPC Holding B.V. 9.875%, due 4/15/18 (c)	240,000	265,200

Investment Company 0.4%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	2,300,000	2,531,875

Mining 1.3%
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	250,000	331,248
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (c)	2,000,000	2,165,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,782,421
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	1,690,000	1,605,500
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	2,700,000	3,059,665

		8,943,834

Miscellaneous—Manufacturing 0.1%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	300,000	374,477

Oil & Gas 0.3%
ENI S.p.A. 4.15%, due 10/1/20 (c)	175,000	174,564
Gazprom International S.A. 7.201%, due 2/1/20 (c)	219,138	241,006

	Principal Amount	Value

Oil & Gas (continued)
OGX Austria GmbH 8.50%, due 6/1/18 (c)	$1,345,000	$1,395,438
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	200,000	224,750

		2,035,758

Transportation 0.3%
CHC Helicopter S.A. 9.25%, due 10/15/20 (c)	1,690,000	1,677,325
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	375,000	361,875

		2,039,200

Total Yankee Bonds (Cost $27,795,632)		27,990,231

Total Long-Term Bonds (Cost $279,959,584)		290,690,077

	Shares
Common Stocks 49.1%
Aerospace & Defense 1.6%
BAE Systems PLC	707,600	3,389,970
Lockheed Martin Corp.	50,150	4,540,581
Meggitt PLC	400,300	2,653,807
Triumph Group, Inc.	2,512	157,804

		10,742,162

Agriculture 4.5%
Altria Group, Inc.	175,098	5,639,906
British American Tobacco PLC	60,347	3,093,834
♦Imperial Tobacco Group PLC	179,150	7,163,895
Lorillard, Inc.	37,490	5,072,022
Philip Morris International, Inc.	58,313	5,219,597
Reynolds American, Inc.	108,670	4,436,996

		30,626,250

Auto Manufacturers 0.9%
Daimler A.G.	89,150	4,928,599
Ford Motor Co.	125,000	1,410,000

		6,338,599

Banks 0.6%
CIT Group, Inc. (f)	28,100	1,063,585
Citigroup, Inc.	41,000	1,354,640
Westpac Banking Corp.	80,706	1,911,402

		4,329,627

Beverages 2.3%
♦Anheuser-Busch InBev N.V.	80,697	5,816,275
Coca-Cola Co. (The)	26,560	2,027,059
Coca-Cola Enterprises, Inc.	64,950	1,956,294

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Beverages (continued)
Diageo PLC, Sponsored ADR (j)	39,000	$3,943,680
PepsiCo., Inc.	24,000	1,584,000

		15,327,308

Building Materials 0.1%
U.S. Concrete, Inc. (d)(f)	83,147	401,600

Chemicals 1.7%
BASF S.E.	60,594	4,988,154
Bayer A.G.	27,100	1,908,764
E.I. du Pont de Nemours & Co.	87,816	4,694,643

		11,591,561

Commercial Services 0.7%
Automatic Data Processing, Inc.	36,650	2,038,473
R.R. Donnelley & Sons Co.	208,100	2,603,331

		4,641,804

Computers 0.3%
Diebold, Inc.	58,300	2,299,935

Distribution & Wholesale 0.3%
Genuine Parts Co.	35,150	2,277,017

Electric 4.5%
CMS Energy Corp.	116,400	2,676,036
CPFL Energia S.A.	120,900	1,690,310
Duke Energy Corp.	87,222	1,869,167
Integrys Energy Group, Inc.	94,400	5,158,016
PPL Corp.	59,750	1,634,163
Progress Energy, Inc.	68,784	3,660,685
SCANA Corp.	45,008	2,075,769
Southern Co.	36,050	1,656,137
SSE PLC	162,450	3,482,685
TECO Energy, Inc.	160,350	2,889,507
Terna S.p.A.	877,000	3,262,087

		30,054,562

Electrical Components & Equipment 0.5%
Emerson Electric Co.	69,123	3,631,722

Electronics 0.5%
Honeywell International, Inc.	58,750	3,563,775

Engineering & Construction 0.6%
Vinci S.A.	83,045	3,847,434

Entertainment 0.5%
Regal Entertainment Group Class A	238,150	3,241,222

	Shares	Value

Environmental Controls 0.4%
Waste Management, Inc.	74,600	$2,551,320

Finance—Other Services 0.3%
NYSE Euronext	90,250	2,323,938

Food 1.7%
H.J. Heinz Co.	33,000	1,759,230
Nestle S.A. Registered	92,355	5,657,399
Unilever PLC	54,000	1,842,997
WM Morrison Supermarkets PLC	423,150	1,926,965

		11,186,591

Food Services 0.4%
Compass Group PLC	244,000	2,550,160

Gas 1.4%
National Grid PLC	514,850	5,560,585
NiSource, Inc.	70,291	1,732,673
Vectren Corp.	82,500	2,429,625

		9,722,883

Household Products & Wares 1.2%
Kimberly-Clark Corp.	68,595	5,382,650
Reckitt Benckiser Group PLC	46,400	2,701,102

		8,083,752

Insurance 1.8%
Arthur J. Gallagher & Co.	104,400	3,921,264
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	20,350	2,953,675
SCOR SE	115,400	3,051,282
Travelers Cos., Inc. (The)	29,800	1,916,736

		11,842,957

Investment Company 0.0%‡
BGP Holdings PLC (d)(e)	20,068	3

Media 2.3%
Comcast Corp. Class A	113,400	3,382,722
Dex One Corp. (f)	2,323	2,249
♦Pearson PLC	322,350	6,068,444
Shaw Communications, Inc.	171,100	3,526,442
Time Warner, Inc.	66,000	2,472,360

		15,452,217

Miscellaneous—Manufacturing 0.5%
Ingersoll-Rand PLC	19,239	818,042
Orkla ASA	320,450	2,353,982

		3,172,024

Office & Business Equipment 0.3%
Pitney Bowes, Inc.	136,977	2,346,416

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil & Gas 2.6%
ConocoPhillips	46,100	$3,302,143
Diamond Offshore Drilling, Inc.	40,300	2,762,565
ExxonMobil Corp.	22,505	1,943,082
Royal Dutch Shell PLC, ADR (j)	69,650	4,982,761
Total S.A.	95,718	4,570,139

		17,560,690

Oil & Gas Services 0.1%
Core Laboratories N.V.	6,381	874,069

Pharmaceuticals 3.9%
Abbott Laboratories	35,600	2,209,336
AstraZeneca PLC, Sponsored ADR (j)	93,050	4,084,895
Bristol-Myers Squibb Co.	75,035	2,503,918
GlaxoSmithKline PLC	142,100	3,286,250
Johnson & Johnson	38,817	2,526,599
Merck & Co., Inc.	64,709	2,539,181
Novartis A.G.	58,050	3,201,016
Roche Holding A.G., Genusscheine	19,050	3,479,855
Sanofi	34,750	2,652,278

		26,483,328

Pipelines 1.6%
Enterprise Products Partners, L.P.	54,650	2,816,661
Kinder Morgan Energy Partners, L.P.	45,450	3,746,898
MarkWest Energy Partners, L.P.	34,300	2,063,145
Spectra Energy Corp.	63,000	1,936,620

		10,563,324

Retail 0.3%
McDonald’s Corp.	21,642	2,109,013

Semiconductors 1.0%
Microchip Technology, Inc.	46,500	1,643,310
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (j)	329,000	5,125,820

		6,769,130

Software 1.0%
Microsoft Corp.	100,523	3,218,747
Oracle Corp.	109,103	3,206,537

		6,425,284

Telecommunications 7.3%
AT&T, Inc.	121,727	4,006,036
♦BCE, Inc.	162,250	6,573,108
CenturyLink, Inc.	132,901	5,124,663
China Mobile, Ltd., Sponsored ADR (j)	71,800	3,973,412
Deutsche Telekom A.G.	185,750	2,094,137
France Telecom S.A.	220,240	3,012,981

	Shares	Value

Telecommunications (continued)
Philippine Long Distance Telephone Co., Sponsored ADR (j)	36,650	$2,225,388
Rogers Communications, Inc. Class B	75,850	2,830,986
Swisscom A.G.	11,650	4,339,630
Verizon Communications, Inc.	130,574	5,272,578
Vivendi S.A.	176,829	3,268,768
♦Vodafone Group PLC	2,337,527	6,468,040

		49,189,727

Toys, Games & Hobbies 0.5%
Mattel, Inc.	110,150	3,701,040

Transportation 0.4%
FirstGroup PLC	781,500	2,470,641

Water 0.5%
United Utilities Group PLC	333,350	3,346,046

Total Common Stocks (Cost $287,689,171)		331,639,131

Convertible Preferred Stocks 1.4%
Auto Manufacturers 0.1%
General Motors Co. 4.75%	15,000	585,600

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.875%	13,000	539,760

Banks 0.6%
Bank of America Corp. 7.25% Series L	800	778,400
Citigroup, Inc. 7.00%	13,200	1,286,604
Wells Fargo & Co. 7.50% Series L	1,800	2,016,054

		4,081,058

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	6,200	744,000

Insurance 0.3%
Hartford Financial Services Group, Inc. 7.25%	75,400	1,615,822

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	30,100	1,498,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Convertible Preferred Stocks (continued)
Media 0.0%‡
Nielsen Holdings N.V. 6.25%	4,600	$259,900

Total Convertible Preferred Stocks (Cost $9,994,778)		9,325,120

Preferred Stocks 0.6%
Insurance 0.3%
MetLife, Inc. 6.50%	89,400	2,261,820

Media 0.3%
ProSiebenSat.1 Media A.G. 0.000%	69,450	1,763,236

Total Preferred Stocks (Cost $3,911,928)		4,025,056

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (d)(e)(f)(k)	6	0	(l)
Unsecured Debt Expires 12/18/16 (d)(e)(f)(k)	6	0	(l)

Total Warrants (Cost $20)		0	(l)

	Principal Amount
Short-Term Investment 4.9%
Repurchase Agreement 4.9%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at maturity $33,150,857 (Collateralized by United States Treasury and Government Agency securities with rates between 0.75% and 0.87% and maturity dates between 8/15/13 and 11/25/14, with Principal Amount of $33,635,000 and a Market Value of $33,814,982)	$33,150,848	33,150,848

Total Short-Term Investment (Cost $33,150,848)		33,150,848

Total Investments (Cost $614,706,329) (o)	99.0%	668,830,232
Other Assets, Less Liabilities	1.0	6,798,686
Net Assets	100.0%	$675,628,918

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.3%
Standard & Poor’s 500 Index Mini June 2012 (n)	1,750	$2,323,125
Russell 2000 Index Mini June 2012 (n)	160	51,600

Total Futures Contracts Long (Settlement Value $134,978,400)		$2,374,725

	Contracts Short
United States Treasury Notes June 2012 (5 Year) (n)	(150)	$(66,000)

Total Futures Contracts Short (Settlement Value $18,569,531)		$(66,000)

Total Futures Contracts (Settlement Value $116,408,869)		$2,308,725

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2012 is $14,115,085, which represents 2.1% of the Fund’s net assets.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security. The total market value of these securities as of April 30, 2012 is $1,167,468, which represents 0.2% of the Fund’s net assets.

(e)	Fair valued security. The total market value of these securities as of April 30, 2012 is $846,374, which represents 0.1% of the Fund’s net assets.

(f)	Non-income producing security.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(h)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2012.

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	ADR—American Depositary Receipt.

(k)	Restricted security.

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(n)	As of April 30, 2012, cash in the amount of $7,182,500 is on deposit with the broker for futures transactions.

As of April 30, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	6/8/12	JPMorgan Chase Bank	EUR	54,948,000	USD	72,127,492	USD	(617,652)
Pound Sterling vs. U.S. Dollar	6/8/12	JPMorgan Chase Bank	GBP	34,849,000		55,834,022		(709,544)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(1,327,196)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,731,160	$—		$15,731,160
Convertible Bonds	—	44,357,046	—		44,357,046
Corporate Bonds (b)	—	162,381,023	287,202		162,668,225
Foreign Bonds	—	3,198,224	—		3,198,224
Foreign Government Bonds	—	3,492,440	—		3,492,440
Loan Assignments & Participations	—	9,936,377	—		9,936,377
Mortgage-Backed Securities (c)	—	10,351,913	559,169		10,911,082
U.S. Government & Federal Agencies	—	12,405,292	—		12,405,292
Yankee Bonds	—	27,990,231	—		27,990,231

Total Long-Term Bonds	—	289,843,706	846,371		290,690,077

Common Stocks (d)	331,639,128	—	3		331,639,131
Convertible Preferred Stocks	9,325,120	—	—		9,325,120
Preferred Stocks	4,025,056	—	—		4,025,056
Warrants (e)	—	—	0	(e)	0	(e)
Short-Term Investment
Repurchase Agreement	—	33,150,848	—		33,150,848

Total Investments in Securities	344,989,304	322,994,554	846,374		668,830,232

Other Financial Instruments
Futures Contracts Long (f)	2,374,725	—	—		2,374,725

Total Investments in Securities and Other Financial Instruments	$347,364,029	$322,994,554	$846,374		$671,204,957

(o)	As of April 30, 2012, cost is $614,621,852 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$77,919,654
Gross unrealized depreciation	(23,711,274)

Net unrealized appreciation	$54,208,380

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (f)	$—	$(1,327,196)	$—	$(1,327,196)
Futures Contracts Short (f)	(66,000)	—	—	(66,000)

Total Other Financial Instruments	$(66,000)	$(1,327,196)	$—	$(1,393,196)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,760 and $285,442 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $559,169 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $3 is held in Investment Company within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, foreign securities with a total value of $115,901,327 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	000000		000000	000000	000000	000000	000000	000000	000000	000000		000000
Investments in Securities	Balance as of October 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,760		$—	$—	$—	$—	$—	$—	$—	$1,760		$—
Retail	278,122		(129)	(129)	13,927	—	(6,349)	—	—	285,442		14,065
Loan Assignments &
Participations Machinery	312		(3,041)	(74,769)	77,498	—	—	—	—	—		—
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	633,007		—	—	(69,458)	—	(4,380)	—	—	559,169		(69,895)
Common Stocks
Investment Company	3		—	—	—	—	—	—	—	3		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$913,204		$(3,170)	$(74,898)	$21,967	$—	$(10,729)	$—	$—	$846,374		$(55,830)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $614,706,329)	$668,830,232
Cash collateral on deposit at broker	7,182,500
Cash denominated in foreign currencies (identified cost $414,964)	416,323
Receivables:
Dividends and interest	6,184,340
Investment securities sold	5,962,287
Fund shares sold	243,886
Other assets	43,035

Total assets	688,862,603

Liabilities
Due to custodian	367
Payables:
Investment securities purchased	7,751,038
Fund shares redeemed	2,697,887
Variation margin on futures contracts	575,838
Manager (See Note 3)	356,057
Transfer agent (See Note 3)	249,777
NYLIFE Distributors (See Note 3)	142,890
Shareholder communication	75,556
Professional fees	41,583
Custodian	12,263
Trustees	1,821
Accrued expenses	1,412
Unrealized depreciation on foreign currency forward contracts	1,327,196

Total liabilities	13,233,685

Net assets	$675,628,918

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$397,844
Additional paid-in capital	661,962,010

662,359,854
Undistributed net investment income	3,212,718
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(45,052,134)
Net unrealized appreciation (depreciation) on investments and futures contracts	56,432,628
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,324,148)

Net assets	$675,628,918

Investor Class
Net assets applicable to outstanding shares	$162,272,681

Shares of beneficial interest outstanding	9,573,871

Net asset value per share outstanding	$16.95
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$17.94

Class A
Net assets applicable to outstanding shares	$264,249,585

Shares of beneficial interest outstanding	15,595,629

Net asset value per share outstanding	$16.94
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$17.93

Class B
Net assets applicable to outstanding shares	$55,654,081

Shares of beneficial interest outstanding	3,269,088

Net asset value and offering price per share outstanding	$17.02

Class C
Net assets applicable to outstanding shares	$12,572,240

Shares of beneficial interest outstanding	739,569

Net asset value and offering price per share outstanding	$17.00

Class I
Net assets applicable to outstanding shares	$180,880,331

Shares of beneficial interest outstanding	10,606,207

Net asset value and offering price per share outstanding	$17.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$8,943,351
Dividends (a)	7,861,274

Total income	16,804,625

Expenses
Manager (See Note 3)	2,102,911
Distribution/Service—Investor Class (See Note 3)	202,934
Distribution/Service—Class A (See Note 3)	313,561
Distribution/Service—Class B (See Note 3)	286,291
Distribution/Service—Class C (See Note 3)	58,022
Transfer agent (See Note 3)	718,165
Shareholder communication	65,355
Professional fees	46,617
Registration	36,655
Custodian	31,640
Trustees	9,369
Miscellaneous	24,755

Total expenses	3,896,275

Net investment income (loss)	12,908,350

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,144,762
Futures transactions	14,723,140
Foreign currency transactions	(1,923,376)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	13,944,526

Net change in unrealized appreciation (depreciation) on:
Investments	23,311,900
Futures contracts	(2,022,756)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	4,257,190

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	25,546,334

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	39,490,860

Net increase (decrease) in net assets resulting from operations	$52,399,210

(a)	Dividends recorded net of foreign withholding taxes in the amount of $468,412.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,908,350	$26,060,639
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	13,944,526	41,535,303
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	25,546,334	(27,945,312)

Net increase (decrease) in net assets resulting from operations	52,399,210	39,650,630

Dividends to shareholders:
From net investment income:
Investor Class	(2,645,393)	(5,865,470)
Class A	(4,563,772)	(9,611,379)
Class B	(718,954)	(1,746,756)
Class C	(148,186)	(304,467)
Class I	(3,291,045)	(6,884,253)

Total dividends to shareholders	(11,367,350)	(24,412,325)

Capital share transactions:
Net proceeds from sale of shares	36,587,622	59,978,153
Net asset value of shares issued to shareholders in reinvestment of dividends	11,010,865	23,685,357
Cost of shares redeemed	(53,550,124)	(114,713,132)

Increase (decrease) in net assets derived from capital share transactions	(5,951,637)	(31,049,622)

Net increase (decrease) in net assets	35,080,223	(15,811,317)

Net Assets
Beginning of period	640,548,695	656,360,012

End of period	$675,628,918	$640,548,695

Undistributed net investment income at end of period	$3,212,718	$1,671,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2012*		2011	2010	2009		2008
Net asset value at beginning of period	$15.93		$15.58	$13.89	$12.58		$16.50

Net investment income (loss) (a)	0.31		0.60	0.59	0.30		0.19
Net realized and unrealized gain (loss) on investments	0.92		0.37	1.81	1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	1.29		0.92	2.24	1.66		(3.69)

Less dividends:
From net investment income	(0.27)		(0.57)	(0.55)	(0.35)		(0.23)

Net asset value at end of period	$16.95		$15.93	$15.58	$13.89		$12.58

Total investment return (b)	8.17	%(c)	5.92%	16.39%	13.57%		(22.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76	%††	3.73%	4.02%	2.40%		1.84	% ††
Net expenses	1.39	%††	1.40%	1.50%	1.40%		1.29	% ††
Expenses (before waiver/reimbursement)	1.39	%††	1.40%	1.50%	1.72%		1.50	% ††
Portfolio turnover rate	13%		33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$162,273		$163,168	$170,852	$161,824		$136,858

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$15.92		$15.58	$13.88	$12.57		$20.10		$19.82

Net investment income (loss) (a)	0.33		0.66	0.64	0.33		0.32		0.35
Net realized and unrealized gain (loss) on investments	0.93		0.35	1.82	1.36		(5.27)		1.88
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		(0.05)	(0.16)	0.00	‡	0.01		—

Total from investment operations	1.32		0.96	2.30	1.69		(4.94)		2.23

Less dividends and distributions:
From net investment income	(0.30)		(0.62)	(0.60)	(0.38)		(0.32)		(0.35)
From net realized gain on investments	—		—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.30)		(0.62)	(0.60)	(0.38)		(2.59)		(1.95)

Net asset value at end of period	$16.94		$15.92	$15.58	$13.88		$12.57		$20.10

Total investment return (b)	8.35	%(c)	6.21%	16.80%	13.82%		(27.88%)		12.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.09	%††	4.05%	4.37%	2.60%		1.93%		1.81%
Net expenses	1.06	%††	1.08%	1.15%	1.20%		1.18%		1.19%
Expenses (before waiver/reimbursement)	1.06	%††	1.08%	1.15%	1.23%		1.26%		1.27%
Portfolio turnover rate	13%		33%	76%	182	%(d)	101	% (d)	68%
Net assets at end of period (in 000’s)	$264,250		$242,939	$239,564	$222,648		$185,491		$518,547

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$15.99		$15.64	$13.93	$12.61		$20.15		$19.86

Net investment income (loss) (a)	0.24		0.49	0.48	0.21		0.18		0.21
Net realized and unrealized gain (loss) on investments	0.94		0.35	1.84	1.35		(5.28)		1.89
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		(0.05)	(0.17)	0.00	‡	0.01		—

Total from investment operations	1.24		0.79	2.15	1.56		(5.09)		2.10

Less dividends and distributions:
From net investment income	(0.21)		(0.44)	(0.44)	(0.24)		(0.18)		(0.21)
From net realized gain on investments	—		—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.21)		(0.44)	(0.44)	(0.24)		(2.45)		(1.81)

Net asset value at end of period	$17.02		$15.99	$15.64	$13.93		$12.61		$20.15

Total investment return (b)	7.73	%(c)	5.14%	15.53%	12.77%		(28.53%)		11.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01	%††	2.98%	3.25%	1.65%		1.12%		1.06%
Net expenses	2.14	%††	2.15%	2.24%	2.14%		1.99%		1.94%
Expenses (before waiver/reimbursement)	2.14	%††	2.15%	2.24%	2.47%		2.15%		2.02%
Portfolio turnover rate	13%		33%	76%	182	%(d)	101	% (d)	68%
Net assets at end of period (in 000’s)	$55,654		$59,225	$71,239	$79,742		$76,420		$156,346

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$15.97		$15.62	$13.92	$12.59		$20.12		$19.84

Net investment income (loss) (a)	0.25		0.48	0.48	0.22		0.18		0.21
Net realized and unrealized gain (loss) on investments	0.93		0.36	1.82	1.35		(5.27)		1.88
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		(0.05)	(0.16)	0.00	‡	0.01		—

Total from investment operations	1.24		0.79	2.14	1.57		(5.08)		2.09

Less dividends and distributions:
From net investment income	(0.21)		(0.44)	(0.44)	(0.24)		(0.18)		(0.21)
From net realized gain on investments	—		—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.21)		(0.44)	(0.44)	(0.24)		(2.45)		(1.81)

Net asset value at end of period	$17.00		$15.97	$15.62	$13.92		$12.59		$20.12

Total investment return (b)	7.80	%(c)	5.08%	15.55%	12.69%		(28.47%)		11.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01	%††	2.98%	3.27%	1.67%		1.12%		1.06%
Net expenses	2.14	%††	2.15%	2.24%	2.17%		1.99%		1.94%
Expenses (before waiver/reimbursement)	2.14	%††	2.15%	2.24%	2.47%		2.15%		2.02%
Portfolio turnover rate	13%		33%	76%	182	%(d)	101	% (d)	68%
Net assets at end of period (in 000’s)	$12,572		$10,899	$10,312	$9,622		$1,563		$2,980

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000		0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008		2007
Net asset value at beginning of period	$16.02		$15.67	$13.97	$12.65		$20.25		$19.90

Net investment income (loss) (a)	0.36		0.70	0.68	0.77		0.37		0.44
Net realized and unrealized gain (loss) on investments	0.93		0.36	1.82	0.97		(5.33)		1.93
Net realized and unrealized gain (loss) on foreign currency transactions	0.06		(0.05)	(0.16)	0.00	‡	0.01		—

Total from investment operations	1.35		1.01	2.34	1.74		(4.95)		2.37

Less dividends and distributions:
From net investment income	(0.32)		(0.66)	(0.64)	(0.42)		(0.38)		(0.42)
From net realized gain on investments	—		—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.32)		(0.66)	(0.64)	(0.42)		(2.65)		(2.02)

Net asset value at end of period	$17.05		$16.02	$15.67	$13.97		$12.65		$20.25

Total investment return (b)	8.50	%(c)	6.50%	17.07%	14.14%		(27.60%)		12.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34	%††	4.30%	4.60%	3.74%		2.31%		2.23%
Net expenses	0.81	%††	0.83%	0.89%	0.97%		0.79%		0.81%
Expenses (before waiver/reimbursement)	0.81	%††	0.83%	0.89%	0.97%		0.97%		0.93%
Portfolio turnover rate	13%		33%	76%	182	%(d)	101	% (d)	68%
Net assets at end of period (in 000’s)	$180,880		$164,317	$164,393	$189,333		$43		$29

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $846,374 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

36	MainStay Income Builder Fund

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Purchased and Written Options.  The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk and interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the six-month period ended April 30, 2012.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of April 30, 2012, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

38	MainStay Income Builder Fund

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(Q)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund’s investments in floating rate loans are more likely to decline.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	2,374,725		—	2,374,725

Total Fair Value		$—	$2,374,725		$—	$2,374,725

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(66,000)	$(66,000)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,327,196)	—	—	(1,327,196)

Total Fair Value		$(1,327,196)	$—	$(66,000)	$(1,393,196)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$14,720,001	$3,139	$14,723,140
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(1,734,837)	—	—	(1,734,837)

Total Realized Gain (Loss)		$(1,734,837)	$14,720,001	$3,139	$12,988,303

40	MainStay Income Builder Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,037,525)	$14,769	$(2,022,756)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	4,290,801	—	—	4,290,801

Total Change in Unrealized Appreciation (Depreciation)		$4,290,801	$(2,037,525)	$14,769	$2,268,045

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (2)	—	12	—	12
Futures Contracts Long (2)	—	1,678	95	1,773
Futures Contracts Short (2)	—	—	(150)	(150)
Forward Contracts Long (3)	$6,151,343	—	—	$6,151,343
Forward Contracts Short (3)	$(135,583,500)	—	—	$(135,583,500)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, serves as Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch, is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.64% for the six-month period ended April 30, 2012, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $2,102,911.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,117 and $17,454, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $68, $1,974, $29,103 and $198, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$350,137
Class A	130,696
Class B	123,501
Class C	25,022
Class I	88,809

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,301	0.0	%‡
Class C	1,814	0.0	‡
Class I	77,768,947	43.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $60,336,681 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2015 2016 2017	$8,884 22,045 29,408
Total	$60,337

The Fund utilized $30,661,534 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$24,412,325

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Brazilian Real	BRL	92,929	USD	49,280	USD	48,752
Canadian Dollar	CAD	11,374		11,556		11,514
Euro	EUR	211,088		278,443		279,417
Pound Sterling	GBP	47,224		75,685		76,640
Total			USD	414,964	USD	416,323

42	MainStay Income Builder Fund

Note 6–Restricted Securities

As of April 30, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants	Cost	4/30/12 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	6	$—	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	6	20	0	(a)	0.0	‡
Total			$20	$0	(a)	0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $4,096 and $8,074, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $92,744 and $69,445, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	164,024	$2,701,904
Shares issued to shareholders in reinvestment of dividends	161,903	2,625,950
Shares redeemed	(632,074)	(10,349,647)

Net increase (decrease) in shares outstanding before conversion	(306,147)	(5,021,793)
Shares converted into Investor Class (See Note 1)	263,501	4,333,399
Shares converted from Investor Class (See Note 1)	(629,249)	(10,555,954)

Net increase (decrease)	(671,895)	$(11,244,348)

Year ended October 31, 2011:
Shares sold	301,623	$4,894,870
Shares issued to shareholders in reinvestment of dividends	362,106	5,822,096
Shares redeemed	(1,274,246)	(20,699,932)

Net increase (decrease) in shares outstanding before conversion	(610,517)	(9,982,966)
Shares converted into Investor Class (See Note 1)	618,525	9,861,583
Shares converted from Investor Class (See Note 1)	(728,615)	(11,845,881)

Net increase (decrease)	(720,607)	$(11,967,264)

mainstayinvestments.com	43

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	657,604	$10,798,099
Shares issued to shareholders in reinvestment of dividends	265,778	4,317,083
Shares redeemed	(1,335,121)	(21,949,981)

Net increase (decrease) in shares outstanding before conversion	(411,739)	(6,834,799)
Shares converted into Class A (See Note 1)	770,644	12,894,616
Shares converted from Class A (See Note 1)	(22,835)	(393,445)

Net increase (decrease)	336,070	$5,666,372

Year ended October 31, 2011:
Shares sold	961,146	$15,591,460
Shares issued to shareholders in reinvestment of dividends	564,789	9,077,397
Shares redeemed	(2,421,542)	(39,109,362)

Net increase (decrease) in shares outstanding before conversion	(895,607)	(14,440,505)
Shares converted into Class A (See Note 1)	987,670	16,038,026
Shares converted from Class A (See Note 1)	(211,977)	(3,277,620)

Net increase (decrease)	(119,914)	$(1,680,099)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	179,450	$2,954,880
Shares issued to shareholders in reinvestment of dividends	43,085	700,880
Shares redeemed	(276,037)	(4,551,405)

Net increase (decrease) in shares outstanding before conversion	(53,502)	(895,645)
Shares converted from Class B (See Note 1)	(380,599)	(6,278,616)

Net increase (decrease)	(434,101)	$(7,174,261)

Year ended October 31, 2011:
Shares sold	320,728	$5,219,365
Shares issued to shareholders in reinvestment of dividends	105,511	1,706,694
Shares redeemed	(615,040)	(10,014,062)

Net increase (decrease) in shares outstanding before conversion	(188,801)	(3,088,003)
Shares converted from Class B (See Note 1)	(663,457)	(10,776,108)

Net increase (decrease)	(852,258)	$(13,864,111)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	129,118	$2,132,743
Shares issued to shareholders in reinvestment of dividends	6,408	104,497
Shares redeemed	(78,380)	(1,284,446)

Net increase (decrease)	57,146	$952,794

Year ended October 31, 2011:
Shares sold	135,557	$2,204,643
Shares issued to shareholders in reinvestment of dividends	13,722	221,566
Shares redeemed	(127,134)	(2,065,857)

Net increase (decrease)	22,145	$360,352

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,079,607	$17,999,996
Shares issued to shareholders in reinvestment of dividends	199,638	3,262,455
Shares redeemed	(928,599)	(15,414,645)

Net increase (decrease)	350,646	$5,847,806

Year ended October 31, 2011:
Shares sold	1,956,364	$32,067,815
Shares issued to shareholders in reinvestment of dividends	424,064	6,857,604
Shares redeemed	(2,614,201)	(42,823,919)

Net increase (decrease)	(233,773)	$(3,898,500)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments, MacKay Shields LLC (“MacKay Shields”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments, MacKay Shields and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments, MacKay Shields and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields, and Epoch, and responses from New York Life Investments, MacKay Shields and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments, MacKay Shields and Epoch; (ii) the investment performance of the Fund, New York Life Investments, MacKay Shields and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, MacKay Shields and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, MacKay Shields and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields and Epoch provide to the Fund. The Board evaluated MacKay Shields’ and Epoch’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined MacKay Shields’ and Epoch’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and Epoch, and MacKay Shields’ and Epoch’s overall legal and compliance environments. The Board also reviewed MacKay Shields’ and Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, MacKay Shields and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and Epoch

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, MacKay Shields and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments, MacKay Shields and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various

46	MainStay Income Builder Fund

other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields and Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In

mainstayinvestments.com	47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

48	MainStay Income Builder Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com	49

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26594 MS119-12	MSIB10-06/12 NL014

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 5, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2012

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.